                                                                    Exhibit 99.5

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11


                   DECLARATION CONCERNING DEBTOR'S SCHEDULES

          DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF CORPORATION

                   I, Joseph Sinicropi, the Chief Operating Officer and Chief Financial Officer of the corporation named as debtor in this case, declare under penalty of perjury that I have read the foregoing summary and schedules, consisting of 138 sheets, and that they are true and correct to the best of my knowledge, information and belief.

Date:  October 20, 2003                   Signature:  /s/ Joseph Sinicropi
       ----------------                               --------------------
                                                      Joseph Sinicropi, Chief
                                                      Operating Officer &
                                                      Chief Financial Officer

Penalty for making a false statement or concealing property: Fine up to $500,000 or imprisonment for up to 5 years or both. 18 U.S.C.Sections 152 and 3571.

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11


                                FORM 6. SCHEDULES

Summary of Schedules

Schedule A - Real Property
Schedule B - Personal Property
Schedule C - Property Claimed as Exempt
Schedule D - Creditors Holding Secured Claims
Schedule E - Creditors Holding Unsecured Priority Claims
Schedule F - Creditors Holding Unsecured Nonpriority Claims
Schedule G - Executory Contracts and Unexpired Leases
Schedule H - Codebtors
Schedule I - Current Income of Individual Debtor(s)
Schedule J - Current Expenditures of Individual Debtor(s)

Unsworn Declaration under Penalty of Perjury

GENERAL INSTRUCTIONS: The first page of the debtor's schedules and the first page of any amendments thereto must contain a caption as in Form 16B. Subsequent pages should be identified with the debtor's name and case number. If the schedules are filed with the petition, the case number should be left blank.

Schedules D, E, and F have been designed for the listing of each claim only once. Even when a claim is secured only in part or entitled to priority only in part, it still should be listed only once. A claim which is secured in whole or in part should be listed on Schedule D only, and a claim which is entitled to priority in whole or in part should be listed on Schedule E only. Do not list the same claim twice. If a creditor has more than one claim, such as claims arising from separate transactions, each claim should be scheduled separately.

Review the specific instructions for each schedule before completing the schedule.

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11


                              SUMMARY OF SCHEDULES

Indicate as to each schedule whether the schedule is attached and state the number of pages in each. Report the totals from Schedules A, B, C, D, E, F, G, H, I, and J in the boxes provided. Add the amounts from Schedules A and B to determine the amount of the debtor's assets. Add the amounts of Schedules D, E, and F to determine the total amount of the debtor's liabilities.

===================================================================================================================================
                                                                                         Amounts Scheduled
                                                                              -----------------------------------------------------
                                                      Attached   No. of
Name of Schedule                                      (YES/NO)   Sheets             Assets            Liabilities           Other
-----------------------------------------------------------------------------------------------------------------------------------
A - Real Property                                        YES        1            $ 17,723,606
-----------------------------------------------------------------------------------------------------------------------------------
B - Personal Property                                    YES       64            $ 97,737,538
-----------------------------------------------------------------------------------------------------------------------------------
C - Property Claimed as Exempt                            NO        0
-----------------------------------------------------------------------------------------------------------------------------------
D- Creditors Holding Secured Claims                      YES        2                                $ 47,339,138
-----------------------------------------------------------------------------------------------------------------------------------
E - Creditors Holding Unsecured Priority Claims          YES        3                                $          -
-----------------------------------------------------------------------------------------------------------------------------------
F - Creditors Holding Unsecured Nonpriority Claims       YES       40                                $ 61,071,083
-----------------------------------------------------------------------------------------------------------------------------------
G - Executory Contracts and Unexpired Leases             YES       24
-----------------------------------------------------------------------------------------------------------------------------------
H - Codebtors                                            YES        4
-----------------------------------------------------------------------------------------------------------------------------------
I - Current Income of Individual Debtor(s)                NO        0                                                         N/A
-----------------------------------------------------------------------------------------------------------------------------------
J- Current Expenses of Individual Debtor(s)               NO        0                                                         N/A
-----------------------------------------------------------------------------------------------------------------------------------
    Total Number of Sheets of ALL Schedules                      138
                                                               --------------------------------------------------------------------
                                                               Total Assets      $115,461,144
                                                                                 --------------------------------------------------
                                                                                 Total Liabilities   $108,410,221
===================================================================================================================================

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11


                      GENERAL NOTES REGARDING THE SCHEDULES

Twin Laboratories Inc. (the "Debtor") submits its Schedules of Assets and Liabilities (the "Schedules") pursuant to 11 U.S. C. ss 521 and Federal Rule of Bankruptcy Procedures 1007.

FINANCIAL INFORMATION

The information provided herein, except as otherwise noted, represents the asset data of the Debtor as of August 31, 2003 and the liability data of the Debtor as of September 4, 2003. Unless otherwise indicated, book values of the Debtor's interest in property are reflected on the Schedules.

UNAUDITED FINANCIAL INFORMATION

The Schedules have been prepared by the Debtor's management and are unaudited. While management of the Debtor has sought to ensure that the Schedules are accurate and complete based upon information that was available at the time of preparation, the subsequent receipt of the information or an audit may result in material changes in financial data contained in the Schedules.

LIABILITIES PAID IN ACCORDANCE WITH FIRST DAY ORDERS

In accordance with the Debtor's First Day Orders, to the extent any liabilities were owed, approved to be paid, and have been paid, these amounts have not been included in these Schedules.

LIABILITIES

The Debtor has sought to allocate liabilities between the pre-petition and post-petition periods based on the information and research that was conducted in connection with the preparation of the Schedules. As additional information becomes available and further research is conducted, the allocation of liabilities between pre-petition and post-petition periods may change.

CLAIM DESCRIPTION

Any failure to designate a claim on the Debtor's schedule as "contingent", "unliquidated", or "disputed" does not constitute an admission by the Debtor that such claim is not "contingent", "unliquidated", or "disputed." The Debtor reserves the right to dispute, or to assert offsets or defenses to any claim reflected on its Schedules as to amount, liability, or classification, or to otherwise subsequently designate any claim as "contingent", "unliquidated", or "disputed." Moreover, the Debtor reserves the right to amend its Schedules as necessary and appropriate.

ACCURACY

While the Debtor has sought to file complete and accurate Schedules, inadvertent errors and omissions may exist. Accordingly, the Debtor reserves the right to amend its Schedules as necessary or appropriate.

JOINT ADMINISTRATION/CONSOLIDATION

On September 4, 2003, Twinlab Corporation and two (2) of its subsidiaries, which includes the Debtor, filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code. Pursuant to an order of the Court, these chapter 11 cases are being jointly administered for procedural purposes.

SPECIFIC NOTES

These general notes are in addition to the specific notes set forth in the related Schedules hereinafter.

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11


                           SCHEDULE A -- REAL PROPERTY

Except as directed below, list all real property in which the debtor has any legal, equitable, or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor is married, state whether husband, wife, or both own the property by placing an "H", "W", "J", or "C" in the column labeled "Husband, Wife, Joint, or Community." If the debtor holds no interest in real property, write None under "Description and Location of Property."

Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G -- Executory Contracts and Unexpired Leases.

If an entity claims to have a lien or hold a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C -- Property Claimed as Exempt.

====================================================================================================================================
                                                                                                    CURRENT
                                                                                                     MARKET
                                                                                                    VALUE OF
                                                                                                    DEBTOR'S
                                                                                                   INTEREST IN
                                                                                                    PROPERTY
                                                                                                    WITHOUT
                                                                              NATURE               DEDUCTING
DESCRIPTION                                 LOCATION                        OF DEBTORS            ANY SECURED         AMOUNT OF
   OF                                           OF                          INTEREST IN            CLAIM OR            SECURED
PROPERTY                                    PROPERTY                        PROPERTY              MORTGAGE(1)         CLAIM (2)
------------------------------------------------------------------------------------------------------------------------------------
Land                                    600 East Quality                      Owned              $  2,870,434
                                        Drive American Fork, UT
                                        84003

Building & Building Improvements        600 East Quality                      Owned              $ 14,853,172
                                        Drive American Fork, UT
                                        84003
------------------------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL              $ 17,723,606       $ 5,264,279
====================================================================================================================================

(1)      Represents net book value as of August 31, 2003.

(2) Zions First National Bank maintains a mortgage on a portion of the land and building/building improvements. The balance owed as of September 4, 2003 under the mortgage was $ 5,264,279

                                   Schedule A                      Page 5 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                         SCHEDULE B -- PERSONAL PROPERTY

Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, place an "X" in the appropriate position in the column labeled "None." If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is married, state whether husband, wife, or both own the property by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint, or Community." If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed only in Schedule C -- Property Claimed as Exempt.

Do not list interests in executory contracts and unexpired leases on this schedule. List them in Schedule G -- Executory Contracts and Unexpired Leases.

If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."

====================================================================================================================================
                                                                                                                  CURRENT
                                                                                                                  MARKET
                                                                                                                 VALUE OF
                                                                                                                  DEBTOR'S
                                                                                                                INTEREST IN
                                                                                                                  PROPERTY,
                                                                                                                  WITHOUT
                                                                          DESCRIPTION                            DEDUCTING
                                                                              AND                                  ANY
                                                                           LOCATION            HUSBAND,          SECURED
                                                                              OF             WIFE, JOINT,        CLAIM OR
            TYPE OF PROPERTY                                  NONE         PROPERTY          OR COMMUNITY       EXEMPTION
------------------------------------------------------------------------------------------------------------------------------------
 1. Cash on hand.                                                        See Exhibit B-1                       $     1,550
------------------------------------------------------------------------------------------------------------------------------------
 2. Checking, saving or other financial accounts,
    certificates of deposit, or shares in banks,
    savings and loan, thrift, building and loan,
     and homestead associations, or credit
    unions, brokerage houses, or cooperatives.                           See Exhibit B-2                       $   191,083
------------------------------------------------------------------------------------------------------------------------------------
 3. Security deposits with public utilities,
    telephone companies, landlords, and others.                          See Exhibit B-3                       $    54,453
------------------------------------------------------------------------------------------------------------------------------------
 4. Household goods and furnishings, including
    audio, video, and computer equipment.                      X
------------------------------------------------------------------------------------------------------------------------------------
 5. Books, pictures and other art objects,
    antiques, stamp, coin, record, tape, compact               X
    disc, and other collections or collectibles.
------------------------------------------------------------------------------------------------------------------------------------
 6. Wearing apparel.                                           X
------------------------------------------------------------------------------------------------------------------------------------
 7. Furs and jewelry.                                          X
------------------------------------------------------------------------------------------------------------------------------------
 8. Firearms and sports, photographic, and
    other hobby equipment.                                     X
------------------------------------------------------------------------------------------------------------------------------------
 9. Interests in insurance policies. Name
    insurance company of each policy and itemize
    surrender or refund value of each.                                   See Exhibit B-9                       $ 2,365,299
------------------------------------------------------------------------------------------------------------------------------------
10. Annuities.  Itemize and name each issuer.                  X
------------------------------------------------------------------------------------------------------------------------------------
11. Interests in IRA, ERISA, Keogh, or other pension
    or profit sharing plans.  Itemize.                         X
------------------------------------------------------------------------------------------------------------------------------------
12. Stock and interests in incorporated and
    unincorporated businesses.  Itemize.                                 See Exhibit B-12                      $ -
------------------------------------------------------------------------------------------------------------------------------------

                                   Schedule B                      Page 6 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                         SCHEDULE B -- PERSONAL PROPERTY

====================================================================================================================================
                                                                                                                  CURRENT
                                                                                                                  MARKET
                                                                                                                 VALUE OF
                                                                                                                  DEBTOR'S
                                                                                                                INTEREST IN
                                                                                                                  PROPERTY,
                                                                                                                  WITHOUT
                                                                          DESCRIPTION                            DEDUCTING
                                                                              AND                                  ANY
                                                                           LOCATION            HUSBAND,          SECURED
                                                                              OF             WIFE, JOINT,        CLAIM OR
            TYPE OF PROPERTY                                  NONE         PROPERTY          OR COMMUNITY       EXEMPTION
------------------------------------------------------------------------------------------------------------------------------------
13. Interests in partnerships or joint ventures.
    Itemize.                                                             See Exhibit B-13                      $     50,000
------------------------------------------------------------------------------------------------------------------------------------
14. Government and corporate bonds and other
    negotiable and non-negotiable instruments.                           See Exhibit B-14                      $     27,548
------------------------------------------------------------------------------------------------------------------------------------
15. Accounts Receivable.                                                 See Exhibit B-15                      $ 53,717,788
------------------------------------------------------------------------------------------------------------------------------------
16. Alimony, maintenance, support, and property
    settlements to which the debtor is or may be
    entitled.  Give particulars.                               X
------------------------------------------------------------------------------------------------------------------------------------
17. Other liquidated debts owing debtor including
    tax refunds.  Give particulars.                                      See Exhibit B-17                      $  1,343,859
------------------------------------------------------------------------------------------------------------------------------------
18. Equitable or future interests, life estates, and
    rights or powers exercisable for the benefit of
    the debtor other than those listed in Schedule
    of Real Property.                                          X
------------------------------------------------------------------------------------------------------------------------------------
19. Contingent and noncontingent interests in estate
    of a decedent, death benefits plan, life
    insurance policy, or trust.                                X
------------------------------------------------------------------------------------------------------------------------------------
20. Other contingent and unliquidated claims of
    every nature, including tax refunds,
    counterclaims of the debtor, and rights to
    setoff claims.  Give estimated value of each.              X
------------------------------------------------------------------------------------------------------------------------------------
21. Patents, copyrights, and other intellectual
    property.  Give particulars.                                         See Exhibit B-21                      $  1,113,812
------------------------------------------------------------------------------------------------------------------------------------
22. Licenses, franchises, and other general
    intangibles.  Give particulars.                                      See Exhibit B-22                      $ 1,983,589
------------------------------------------------------------------------------------------------------------------------------------
23. Automobiles, trucks, trailers, and other
    vehicles and accessories.                                            See Exhibit B-23                      $      8,315
------------------------------------------------------------------------------------------------------------------------------------
24. Boats, motors, and accessories.                            X
------------------------------------------------------------------------------------------------------------------------------------
25. Aircraft and accessories.                                  X
------------------------------------------------------------------------------------------------------------------------------------
26. Office equipment, furnishings, and supplies.                         See Exhibit B-26                      $  4,717,417
------------------------------------------------------------------------------------------------------------------------------------
27. Machinery, fixtures, equipment and supplies used
    in business.                                                         See Exhibit B-27                      $  6,400,012
------------------------------------------------------------------------------------------------------------------------------------

                                   Schedule B                      Page 7 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                         SCHEDULE B -- PERSONAL PROPERTY

====================================================================================================================================
                                                                                                                  CURRENT
                                                                                                                  MARKET
                                                                                                                 VALUE OF
                                                                                                                  DEBTOR'S
                                                                                                                INTEREST IN
                                                                                                                  PROPERTY,
                                                                                                                  WITHOUT
                                                                          DESCRIPTION                            DEDUCTING
                                                                              AND                                  ANY
                                                                           LOCATION            HUSBAND,          SECURED
                                                                              OF             WIFE, JOINT,        CLAIM OR
            TYPE OF PROPERTY                                  NONE         PROPERTY          OR COMMUNITY       EXEMPTION
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
28. Inventory.                                                           See Exhibit B-28                   $ 25,762,814
------------------------------------------------------------------------------------------------------------------------------------
29. Animals.                                                   X
------------------------------------------------------------------------------------------------------------------------------------
30. Crops - growing or harvested.  Give particulars.           X
------------------------------------------------------------------------------------------------------------------------------------
31. Farming equipment and implements.                          X
------------------------------------------------------------------------------------------------------------------------------------
32. Farms supplies, chemicals, and feed.                       X
------------------------------------------------------------------------------------------------------------------------------------
33. Other personal property of any kind not
    already listed.  Itemize.                                            See Exhibit B-33                   $          0
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL                                                                                                   $ 97,737,538
====================================================================================================================================

                                   Schedule B                      Page 8 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                   EXHIBIT B-1
In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

CASH ON HAND.

===========================================================================================
                                                                    CURRENT MARKET
                                                                  VALUE OF DEBTOR'S
                                                                     INTEREST IN
                                                                  PROPERTY, WITHOUT
                                                                    DEDUCTING ANY
                          DESCRIPTION AND LOCATION                  SECURED CLAIM
TYPE OF PROPERTY                OF PROPERTY                          OR EXEMPTION
-------------------------------------------------------------------------------------------
Coin and Currency          Petty Cash in Locked Safe                   $ 750
                          150 Motor Parkway, Suite 210
                               Hauppauge, NY 11788
-------------------------------------------------------------------------------------------
Coin and Currency           Petty Cash in Locked Safe                  $ 800
                             600 East Quality Drive
                             American Fork, UT 84003
-------------------------------------------------------------------------------------------
                                    Total                             $1,550
===========================================================================================

                                   Exhibit B1                      Page 9 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                   EXHIBIT B-2

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

CHECKING, SAVING OR OTHER FINANCIAL ACCOUNTS, CERTIFICATES OF DEPOSIT, OR SHARES IN BANKS, SAVINGS AND LOAN, THRIFT, BUILDING AND LOAN, AND HOMESTEAD ASSOCIATIONS, OR CREDIT UNIONS, BROKERAGE HOUSES, OR COOPERATIVES.

==============================================================================================================
BANK                                     TITLE                      ACCOUNT NUMBER        BALANCE AS OF 9/4/03
--------------------------------------------------------------------------------------------------------------
Bank of America                       Lockbox                       003446455355              $ 185,729
Bank of New York                      Payroll                       0422204011                $       0
Bank of New York                      Controlled Disbursement       0300910510                $       0
Bank of New York                      Medical                       6902745465                $       0
Bank of New York                      Flexible Spending             6902745473                $       0
Bank of New York                      Operating                     0422004116                $       0
Zions First National                  Operating                     032147795                 $   1,057
Zions First National                  Payroll                       032151953                 $   4,296
--------------------------------------------------------------------------------------------------------------
                                                                      TOTAL                   $ 191,083
==============================================================================================================

                                   Exhibit B2                     Page 10 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                   EXHIBIT B-3

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

SECURITY DEPOSITS WITH PUBLIC UTILITIES, TELEPHONE COMPANIES, LANDLORDS, AND OTHERS.

===========================================================================================
                                                                              BALANCE AS OF
NAME AND ADDRESS                      NATURE OF SERVICE                        8/31/03
-------------------------------------------------------------------------------------------
RAC Industrial Developers       Rent security - Union Parkway                 $ 24,108
3505 Vets Hwy   Suite A
Ronkonkoma, NY 11779
-------------------------------------------------------------------------------------------
CMS Consulting, Inc.               Deposit on account                         $  6,362
500 Purdy Hill Road, Suite 6      (coupon redemption)
Monroe CT  06468
-------------------------------------------------------------------------------------------
Loyal Business Machines       Copy Machines - Hauppauge                       $  3,008
980 Sunrise Highway
West Babylon NY  11704-6110
-------------------------------------------------------------------------------------------
Young Electric Sign Company        Building Sign                              $  5,975
PO Box 25728
Salt Lake City UT
84125-0728
-------------------------------------------------------------------------------------------
Yellow Freight Lines             Freight Deposit                              $ 15,000
PO Box 730333
Dallas TX  75373-0333
-------------------------------------------------------------------------------------------
                                      TOTAL                                   $ 54,453
===========================================================================================

                                   Exhibit B3                     Page 11 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                   EXHIBIT B-9

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

INTERESTS IN INSURANCE POLICIES. NAME INSURANCE COMPANY OF EACH POLICY AND ITEMIZE SURRENDER OR REFUND VALUE OF EACH.

====================================================================================================================================
                                                                                                                    SURRENDER VALUE,
INSURANCE COMPANY                                                      POLICY TYPE               POLICY NUMBER        IF ANY (1)
------------------------------------------------------------------------------------------------------------------------------------
American International Specialty Lines
Insurance Company                                                   Product Liability              7411706           $ 1,006,278
------------------------------------------------------------------------------------------------------------------------------------
Old Republic PMA                                                  Workers' Compensation        8766669-200100        $   111,536
------------------------------------------------------------------------------------------------------------------------------------
Illinois Union Insurance Company                               General/Product Liability       XSL G1 8381564        $   266,475
------------------------------------------------------------------------------------------------------------------------------------
PMA                                                                  Auto Liability             876669-150100        $     4,656
------------------------------------------------------------------------------------------------------------------------------------
Lexington Insurance Company                                             Property                   7472139           $    87,457
------------------------------------------------------------------------------------------------------------------------------------
Royal Indemnity Company                                             Excess Property              R2HD327648          $    48,450
------------------------------------------------------------------------------------------------------------------------------------
Continental Casualty Company                                      Boiler & Machinery            BM1098436524         $     5,400
------------------------------------------------------------------------------------------------------------------------------------
National Union Fire Insurance Company (AIG)                            Crime                      580-08-92          $    28,493
------------------------------------------------------------------------------------------------------------------------------------
National Union Insurance Company (AIG)                               Fiduciary                  00-656-87-48         $     5,984
------------------------------------------------------------------------------------------------------------------------------------
National Union Fire Insurance Company (AIG)               Directors & Officers Liability        860-39-95            $   455,890
------------------------------------------------------------------------------------------------------------------------------------
Gulf Insurance Company                                Excess Directors & Officers Liability    GA 2845916            $   341,918
------------------------------------------------------------------------------------------------------------------------------------
International Liability                                             Chubb                       732491888            $     2,762
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 TOTAL               $ 2,365,299
====================================================================================================================================

(1)  Amounts represent pro-rata/unearned premiums as of September 4, 2003.

                                   Exhibit B9                     Page 12 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-12

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

STOCK AND INTERESTS IN INCORPORATED AND UNINCORPORATED BUSINESSES.  ITEMIZE.

=====================================================================================================================
                                                                                                     CURRENT MARKET
                                                                                                    VALUE OF DEBTOR'S
                                                                                                       INTEREST IN
                                                                                                    PROPERTY, WITHOUT
                                                                                                      DEDUCTING ANY
                                                                                   PERCENTAGE         SECURED CLAIM
 TYPE OF PROPERTY                     DESCRIPTION       LOCATION                   OWNERSHIP          OR EXEMPTION
---------------------------------------------------------------------------------------------------------------------
Investment in Subsidiary           Twin Laboratories   1 Coton Road                  100%                 Unknown
                                   (UK) Ltd            Walton on Trent
                                                       South Derbyshire
                                                       DE12 8NL
                                                       Great Britain
---------------------------------------------------------------------------------------------------------------------
Investment in Subsidiary           Tempe               429 South Siesta Lane         100%                 $         0
                                   Manufacturing       Tempe, AZ 85281
                                   Corp.
                                   (Formerly Health
                                   Factors
                                   International,
                                   Inc.)
---------------------------------------------------------------------------------------------------------------------
Investment in Subsidiary           Twinlab Catalog     600 East Quality Drive        100%                 $         0
                                   Corp. (Formerly     American Fork, UT 84003
                                   Bronson
                                   Laboratories,
                                   Inc.)
---------------------------------------------------------------------------------------------------------------------
Investment in Subsidiary           Changes             Suite 11, Standish Centre     100%                 $         0
                                   International       Cross Street
                                   (UK), Ltd.          Standish Wigan WN6 0HQ
                                                       United Kingdom
---------------------------------------------------------------------------------------------------------------------
Investment in Subsidiary           Twinlab Mailorder   5825 Oberline Drive,          100%                 $         0
                                   Corp. (Formerly     Suite 200
                                   PR Nutrition,       San Diego, CA 92121
                                   Inc.)
---------------------------------------------------------------------------------------------------------------------
Investment in Subsidiary           Changes             c/o Olivares & CIA, S.C.      100%                 $         0
                                   International       Moas 822
                                   Mexico              Col. Acacia, DF 03230
                                                       Mexico
---------------------------------------------------------------------------------------------------------------------
                                                                                     TOTAL                $         0
=====================================================================================================================

                                   Exhibit B12                    Page 13 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-13

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

INTERESTS IN PARTNERSHIPS OR JOINT VENTURES.  ITEMIZE.

=========================================================================================================
                                                                                         BOOK VALUE AS OF
DESCRIPTION                                      LOCATION          PERCENT INTEREST          8/31/03
---------------------------------------------------------------------------------------------------------
Joint Venture - Twinlab Passion, LTD          United Kingdom           51%                  $ 50,000
                                                                                          ---------------
TOTAL                                                                                       $ 50,000
=========================================================================================================

                                   Exhibit B13                    Page 14 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-14

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

GOVERNMENT AND CORPORATE BONDS AND OTHER NEGOTIABLE AND NON-NEGOTIABLE INSTRUMENTS.

====================================================================================================================
                                                                                                  CURRENT MARKET
                                                                                                 VALUE OF DEBTOR'S
                                                                                               INTEREST IN PROPERTY,
                                                          DESCRIPTION AND LOCATION              WITHOUT DEDUCTING
                                                             OF PROPERTY                          ANY SECURED
TYPE OF PROPERTY                                         (NAME AND ADDRESS OF VENDOR)           CLAIM OR EXEMPTION
--------------------------------------------------------------------------------------------------------------------
First American Treasury Obligations                       US Bank                               $           8,105
                                                          Goodwyn Square
                                                          225 Asylum Street, 23rd Floor
                                                          Hartford, CT 06103
                                                          Account #: 108776-002
--------------------------------------------------------------------------------------------------------------------
Treasury Money Fund Classic Shares                        BNY Hamilton Funds, Inc.              $          19,443
                                                          PO Box 182785
                                                          Columbus, OH 43218-2785
                                                          Account #: 743-1160466
--------------------------------------------------------------------------------------------------------------------
                                                             TOTAL                              $          27,548
====================================================================================================================

                                   Exhibit B14                    Page 15 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-15

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

ACCOUNTS RECEIVABLE.

=============================================================================================
                                                                                BALANCE AS OF
ACCOUNT                                                                             9/4/03
---------------------------------------------------------------------------------------------
Accounts Receivable - Trade                                                      $ 23,916,988
Reserves and Allowances                                                            (5,340,422)
                                                                                -------------
Trade Accounts Receivable, net of Reserves                                         18,576,566

Other Receivables                                                                     529,269
Reserves and Allowances                                                              (154,030)
                                                                                -------------
Other Receivables, net of Reserves                                                    375,239

Intercompany - Twinlab Corporation                                                 33,059,660
Intercompany - Twin Laboratories (UK)                                               1,706,323
                                                                                -------------
Total Accounts Receivable                                                        $ 53,717,788
=============================================================================================

                                   Exhibit B14                    Page 16 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-17

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

OTHER LIQUIDATED DEBTS OWING DEBTOR INCLUDING TAX REFUNDS. GIVE PARTICULARS.

=====================================================================================================================
                                                                                             CURRENT MARKET VALUE
                                                                                            OF DEBTOR'S INTEREST IN
                                                                                          PROPERTY, WITHOUT DEDUCTING
                                                      DESCRIPTION AND LOCATION                ANY SECURED CLAIM
 TYPE OF PROPERTY                                            OF PROPERTY                        OR EXEMPTION
---------------------------------------------------------------------------------------------------------------------
Other Current Assets                                     Employee Advances                   $                  8,722
---------------------------------------------------------------------------------------------------------------------
Other Current Assets                             Engineering & Production Supplies           $                123,456
---------------------------------------------------------------------------------------------------------------------
Other Current Assets                                Retainer - FTI Consulting                $                 12,342
---------------------------------------------------------------------------------------------------------------------
Other Current Assets                               Retainer - Latham & Watkins               $                 30,635
---------------------------------------------------------------------------------------------------------------------
Other Current Assets                          Retainer - Weil, Gotshal & Manges LLP          $                 68,598
---------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                    Prepaid Expenses                         $                413,093
---------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                    Prepaid Inventory                        $                665,792
---------------------------------------------------------------------------------------------------------------------
Real Estate Tax Refund                            2120 Smithtown Avenue                      $                 12,360
---------------------------------------------------------------------------------------------------------------------
Tax Refund Receivable                                State of Texas                          $                  2,329
---------------------------------------------------------------------------------------------------------------------
Tax Refund Receivable                              State of New York (1)                     $                    705
---------------------------------------------------------------------------------------------------------------------
Tax Refund Receivable                              State of New York (1)                     $                    137
---------------------------------------------------------------------------------------------------------------------
Tax Refund Receivable                                State of Utah (1)                       $                  1,164
---------------------------------------------------------------------------------------------------------------------
Tax Refund Receivable                               State of Virginia (1)                    $                  1,196
---------------------------------------------------------------------------------------------------------------------
Tax Refund Receivable                              State of New York (2)                     $                  2,441
---------------------------------------------------------------------------------------------------------------------
Tax Refund Receivable                              State of New York (2)                     $                    890
---------------------------------------------------------------------------------------------------------------------
                                                               TOTAL                         $              1,343,859
=====================================================================================================================

(1) Tax refund receivable payable to Twinlab Direct In. (Formerly Changes International, Inc.) a wholly owned subsidary of Twin Laboratories Inc.

(2) Tax refund receivable payable to Twinlab Catalog Corp. (Formerly Bronson Laboratories, Inc.) a wholly owned subsidary of Twin Laboratories Inc.

                                   Exhibit B17                    Page 17 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-21

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL PROPERTY. GIVE PARTICULARS.

                                                                                                                             VALUE
                                                                                                                             AS OF
                                    REGISTRATION     APPLICATION   REGISTRATION/APPLICATION   EXPIRATION                   8/31/2003
         DESCRIPTION                   NUMBER          NUMBER             FILING DATE            DATE       LOCATION          (1)
------------------------------------------------------------------------------------------------------------------------------------
BOOK VALUE - PATENTS, COPYRIGHTS
 AND TRADEMARKS                                                                                                           $1,113,812

PATENTS:
Dietary Supplement and Method of
 Using Same                          6,576,272B1      09/263314            6/10/2003           3/5/2019   Hauppauge, NY     Unknown
Dietary Supplements Enhanced
 Nutrient Transport Extracts
 of Cinnamon                           Pending        60/462100                                                             Unknown

COPYRIGHTS:
Nature's Herbs Product Guide        TX 4-999-722                           7/8/1999                       Hauppauge, NY     Unknown
News From The Herbal Village
 [serial published three (3)      TX 3-767-242 v. 1                        7/8/1999                       Hauppauge, NY     Unknown
 times a year]                    TX 3-767-243 v. 2                        7/8/1999                       Hauppauge, NY     Unknown
                                  TX 3-767-244 v. 3                        7/8/1999                       Hauppauge, NY     Unknown
Master Distributor System           TX 3-356-662                             1992                         Hauppauge, NY     Unknown

TRADEMARKS:
Argentina - Alvita                     1776083                             2/23/2000                      Hauppauge, NY     Unknown
Argentina - Alvita                     1743574                             7/7/1999                       Hauppauge, NY     Unknown
Argentina - Amino Fuel                 1546528                            12/30/1994                      Hauppauge, NY     Unknown
Argentina - Gainers Fuel               1499959                             1/31/1994                      Hauppauge, NY     Unknown
Argentina - Nature's Herbs             1569085                             7/13/1995                      Hauppauge, NY     Unknown
Argentina - Ripped Fuel                1499960                             1/31/1994                      Hauppauge, NY     Unknown
Argentina - Twinlab                    1569976                             7/25/1995                      Hauppauge, NY     Unknown
Argentina - Twinlab                    1499961                             1/31/1994                      Hauppauge, NY     Unknown
Argentina - Ultra Fuel                 1571871                             8/10/1995                      Hauppauge, NY     Unknown
Australia - Alvita                     713372                             11/23/1998                      Hauppauge, NY     Unknown
Australia - Amino Fuel                 554141                              4/18/1998                      Hauppauge, NY     Unknown
Australia - Chromic Fuel               554142                              4/18/1998                      Hauppauge, NY     Unknown
Australia - Fuel                       554143                              4/18/1998                      Hauppauge, NY     Unknown
Australia - GH Fuel                    554140                              4/18/1998                      Hauppauge, NY     Unknown
Australia - Nature's Herbs/A
 Twinlab Division                      782464                             11/17/2000                      Hauppauge, NY     Unknown
Australia - Twin Labs/Twin
 Labs/Twinlabs                         712941                              9/29/2002                      Hauppauge, NY     Unknown
Australia - Twinlab                    712942                              3/15/2001                      Hauppauge, NY     Unknown
Austria - Twinlab                      134597                              2/7/2001                       Hauppauge, NY     Unknown
Barbados - Twinlab                     81/6667                             5/8/1998                       Hauppauge, NY     Unknown
Benelux - Amino Fuel                   468439                             10/12/1999                      Hauppauge, NY     Unknown
Benelux - Amino Fuel 2000              483456                              7/27/2000                      Hauppauge, NY     Unknown

(1) Debtor is unable to allocate values to individual patents, copyrights and trademarks without unreasonable effort.

                                   Exhibit B21

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-21

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL PROPERTY. GIVE PARTICULARS.

                                                                                                                             VALUE
                                                                                                                             AS OF
                                    REGISTRATION     APPLICATION   REGISTRATION/APPLICATION   EXPIRATION                   8/31/2003
         DESCRIPTION                   NUMBER          NUMBER             FILING DATE            DATE       LOCATION          (1)
------------------------------------------------------------------------------------------------------------------------------------
Benelux - Anabolic Fuel                468440                             10/12/1999                      Hauppauge, NY     Unknown
Benelux - Diet Fuel                    468087                             10/12/1999                      Hauppauge, NY     Unknown
Benelux - Energy Fuel                  674907                              5/2/2001                       Hauppauge, NY     Unknown
Benelux - Gainers Fuel                 468285                             10/12/1999                      Hauppauge, NY     Unknown
Benelux - Hydra Fuel                   503159                              5/1/1992                       Hauppauge, NY     Unknown
Benelux - Nature's Herbs               485622                              8/7/2000                       Hauppauge, NY     Unknown
Benelux - Phos Fuel                    482613                              7/27/2000                      Hauppauge, NY     Unknown
Benelux - Power Fuel                   482612                              7/27/2000                      Hauppauge, NY     Unknown
Benelux - Twinlab                      445671                              5/10/1998                      Hauppauge, NY     Unknown
Benelux - Ultra Fuel                   468438                             10/12/1999                      Hauppauge, NY     Unknown
Benelux - Vita Fuel                    468540                             10/12/1999                      Hauppauge, NY     Unknown
Bermuda - Twinlab                       21742                              5/28/1999                      Hauppauge, NY     Unknown
Bolivia - Alvita                        70174                              1/22/1999                      Hauppauge, NY     Unknown
Bolivia - Alvita                        70173                              1/22/1999                      Hauppauge, NY     Unknown
Bolivia - Nature's Herbs                77471                              3/10/2000                      Hauppauge, NY     Unknown
Bolivia - Twinlab                      C/54568                             3/30/1993                      Hauppauge, NY     Unknown
Brazil - Alvita                       817617191                            1/11/1994                      Hauppauge, NY     Unknown
Brazil - Alvita                       817178347                            6/25/1996                      Hauppauge, NY     Unknown
Brazil - BCAA Fuel 3000               821933892                            1/27/2000                      Hauppauge, NY     Unknown
Brazil - Carbo Fuel                   816563632                            1/23/1992                      Hauppauge, NY     Unknown
Brazil - Creatine Fuel                823378098                            6/27/2001                      Hauppauge, NY     Unknown
Brazil - Diet Fuel                    816563624                            1/23/1992                      Hauppauge, NY     Unknown
Brazil - Energy Fuel                  828139772                            12/3/1999                      Hauppauge, NY     Unknown

(1) Debtor is unable to allocate values to individual patents, copyrights and trademarks without unreasonable effort.

                                   Exhibit B21

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-21

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL PROPERTY. GIVE PARTICULARS.

                                                                                                                             VALUE
                                                                                                                             AS OF
                                    REGISTRATION     APPLICATION   REGISTRATION/APPLICATION   EXPIRATION                   8/31/2003
         DESCRIPTION                   NUMBER          NUMBER             FILING DATE            DATE       LOCATION          (1)
------------------------------------------------------------------------------------------------------------------------------------
Brazil - Energy Fuel                  821839780                            12/3/1999                      Hauppauge, NY     Unknown
Brazil - Gainers Fuel                 816563659                            1/23/1992                      Hauppauge, NY     Unknown
Brazil - Hydra Fuel                   817678530                            3/12/1996                      Hauppauge, NY     Unknown
Brazil - Nature's Herbs A
 Twinlab Company                      820474738                            1/28/1998                      Hauppauge, NY     Unknown
Brazil - Opti Fuel                    816563640                            1/23/1992                      Hauppauge, NY     Unknown
Brazil - Ripped Fuel                  823378101                            6/27/2001                      Hauppauge, NY     Unknown
Brazil - Soy Sensations               823378055                            6/27/2001                      Hauppauge, NY     Unknown
Brazil - Truherbs (Special Form)      821914367                           12/28/1999                      Hauppauge, NY     Unknown
Brazil - Twin Laboratories Inc.       823378080                            6/27/2001                      Hauppauge, NY     Unknown
Brazil - Twinfast                     816507287                            9/21/1993                      Hauppauge, NY     Unknown
Brazil - Twinlab                      851903324                            12/4/1990                      Hauppauge, NY     Unknown
Brazil - Twinlab Energy Fizz          823378063                            6/27/2001                      Hauppauge, NY     Unknown
Brazil - Twinlab Truherbs
 (Special Form)                       821914367                           12/28/1999                      Hauppauge, NY     Unknown
Brazil - Twinlab.com.br (Domain
 name owned by Pinheiro, Nunes,
 Arnaud & Scatamburlo in Trust
 for Twin Labs)                                                                                           Hauppauge, NY     Unknown
Brazil - Ultra Fuel                   817608680                           12/20/1993                      Hauppauge, NY     Unknown
Brazil - Whey fuel                    823378071                            6/27/2001                      Hauppauge, NY     Unknown
Canada - Alvita                       TMA496423                            6/18/1998                      Hauppauge, NY     Unknown
Canada - B-12 Dots                    TMA403831                           10/23/1992                      Hauppauge, NY     Unknown
Canada - Calmag + D                   TMA403473                            10/9/1992                      Hauppauge, NY     Unknown
Canada - Caro Caps                    TMA403471                            10/9/1992                      Hauppauge, NY     Unknown
Canada - Dale Alexander               TMA374836                           10/26/1990                      Hauppauge, NY     Unknown
Canada - Effervescent C with
 Minerals                             TMA428439                            6/10/1994                      Hauppauge, NY     Unknown
Canada - Endurance                    TMA403474                            10/9/1992                      Hauppauge, NY     Unknown
Canada - Fibersol                     TMA389399                           10/18/1991                      Hauppauge, NY     Unknown
Canada - Mega Lecithin (E) Plus       TMA403475                            10/9/1992                      Hauppauge, NY     Unknown
Canada - Mini B                       TMA403472                            10/9/1992                      Hauppauge, NY     Unknown
Canada - Nature's Herbs               TMA567458                            9/16/2002                      Hauppauge, NY     Unknown
Canada - Nature's Herbs               TMA324886                            3/20/1987                      Hauppauge, NY     Unknown
Canada - Power Herb                   TMA325148                            3/27/2002                      Hauppauge, NY     Unknown
Canada - Ripped                       TMA574409                            1/27/2003                      Hauppauge, NY     Unknown
Canada - Ripped Fuel                  TMA569203                           10/21/2002                      Hauppauge, NY     Unknown

(1) Debtor is unable to allocate values to individual patents, copyrights and trademarks without unreasonable effort.

                                   Exhibit B21

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-21

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL PROPERTY. GIVE PARTICULARS.

                                                                                                                             VALUE
                                                                                                                             AS OF
                                    REGISTRATION     APPLICATION   REGISTRATION/APPLICATION   EXPIRATION                   8/31/2003
         DESCRIPTION                   NUMBER          NUMBER             FILING DATE            DATE       LOCATION          (1)
------------------------------------------------------------------------------------------------------------------------------------
Canada - Stressmates                  TMA389646                           10/25/1991                      Hauppauge, NY     Unknown
Canada - Twinlab                      TMA383406                            4/26/1991                      Hauppauge, NY     Unknown
Canada - Twinlab Buffered
 Vitamin C plus Magnesium             TMA470567                            2/5/1997                       Hauppauge, NY     Unknown
Canada - Ultra Fuel                   TMA450069                           11/17/1995                      Hauppauge, NY     Unknown
Chile - Alvita                         542532                              6/14/1999                      Hauppauge, NY     Unknown
Chile - Nature's HerbsA Twinlab
 Company                               507563                              3/18/1998                      Hauppauge, NY     Unknown
Chile - Ripped Fuel                    609534                             11/22/2001                      Hauppauge, NY     Unknown
Chile  - Twinlab                       597872                              6/19/2001                      Hauppauge, NY     Unknown
Chile - Twinlab.cl                      None                               4/3/2002                       Hauppauge, NY     Unknown
China - Alvita                         1214277                            10/14/1998                      Hauppauge, NY     Unknown
China - Alvita                         1223364                            11/14/1998                      Hauppauge, NY     Unknown
China - Alvita in Chinese
 Characters                            1307781                             8/28/1999                      Hauppauge, NY     Unknown
China - Alvita in Chinese
 Character                             1319694                             9/28/1999                      Hauppauge, NY     Unknown
China - Fuel                           1307783                             8/28/1999                      Hauppauge, NY     Unknown
China - Power-Herbs in Chinese
 Character                             1307782                             8/28/1999                      Hauppauge, NY     Unknown
China - Remeteas                       1300284                             8/7/1999                       Hauppauge, NY     Unknown
China - Remeteas                       1321462                             10/7/1999                      Hauppauge, NY     Unknown
China - Remeteas in Chinese
 characters                            1307784                             8/28/1999                      Hauppauge, NY     Unknown
China - Remeteas in Chinese
 characters                            1319693                             9/28/1999                      Hauppauge, NY     Unknown
China - Twinlab                        1014920                             5/28/1997                      Hauppauge, NY     Unknown
China - Twinlab (Tian Lai)             1307776                             8/28/1999                      Hauppauge, NY     Unknown
China - Twinlab (Tian Lai)             1321461                             10/7/1999                      Hauppauge, NY     Unknown
China - Twinlab in Chinese
 characters I                          1307779                             8/28/1999                      Hauppauge, NY     Unknown
China - Twinlab in Chinese
 characters III                        1321463                             10/7/1999                      Hauppauge, NY     Unknown
China - Twinlab in Chinese
 characters III                        1307780                             8/28/1999                      Hauppauge, NY     Unknown
China (Taiwan) - Alvita                762238                              5/16/1997                      Hauppauge, NY     Unknown
China (Taiwan) - Nature's Herbs        891760                              5/16/2000                      Hauppauge, NY     Unknown
China (Taiwan) - Nature's
 Herbs/A Twinlab Division              952525                              8/1/2001                       Hauppauge, NY     Unknown
China (Taiwan) - Twin Labs             748551                              2/16/1997                      Hauppauge, NY     Unknown
China (Taiwan) - Twinlab               724412                              8/16/1996                      Hauppauge, NY     Unknown
Colombia - Nature's Herbs              209964                              3/26/1998                      Hauppauge, NY     Unknown
Colombia - Twinlab                     223106                             11/19/1999                      Hauppauge, NY     Unknown

(1) Debtor is unable to allocate values to individual patents, copyrights and trademarks without unreasonable effort.

                                   Exhibit B21

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-21

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL PROPERTY. GIVE PARTICULARS.

                                                                                                                             VALUE
                                                                                                                             AS OF
                                    REGISTRATION     APPLICATION   REGISTRATION/APPLICATION   EXPIRATION                   8/31/2003
         DESCRIPTION                   NUMBER          NUMBER             FILING DATE            DATE       LOCATION          (1)
------------------------------------------------------------------------------------------------------------------------------------
Costa Rica - Alvita                    100423                              3/18/1997                      Hauppauge, NY     Unknown
Costa Rica - Twinlab                    94474                              1/31/1996                      Hauppauge, NY     Unknown
Cyprus - Twinlab                        36456                              4/29/1999                      Hauppauge, NY     Unknown
Czech Republic - Alvita                209474                              5/27/1998                      Hauppauge, NY     Unknown
Czech Republic - Nature's
 Herbs/A Twinlab Company               223338                              3/23/2000                      Hauppauge, NY     Unknown
Czech Republic - Twinlab               209475                              5/27/1998                      Hauppauge, NY     Unknown
Denmark - Energy Fuel               2000 2994 VR                           6/28/2000                      Hauppauge, NY     Unknown
Denmark - Twinlab                   1991 6951 VR                          10/18/1991                      Hauppauge, NY     Unknown
Ecuador - Alvita                       301/00                              2/9/2000                       Hauppauge, NY     Unknown
Ecuador - Alvita                       378/98                              1/22/1998                      Hauppauge, NY     Unknown
Ecuador - Nature's Herbs               377/98                              1/22/1998                      Hauppauge, NY     Unknown
Ecuador - Twinlab                      435/98                              1/26/1998                      Hauppauge, NY     Unknown
Ecuador - Twinlab                      434/98                              1/26/1998                      Hauppauge, NY     Unknown
Egypt - Alvita                         102445                              7/17/2000                      Hauppauge, NY     Unknown
Egypt - Alvita                         102477                              2/17/2002                      Hauppauge, NY     Unknown
Egypt - Twinlab                         81499                             11/25/2001                      Hauppauge, NY     Unknown
El Salvador - Alvita                  239BOOK65                            1/9/1998                       Hauppauge, NY     Unknown
El Salvador - Alvita                 135BOOK107                            6/29/2000                      Hauppauge, NY     Unknown
El Salvador - Twinlab                    173                               4/15/1996                      Hauppauge, NY     Unknown
European Community - Soy
 Sensations                            1751254                             4/3/2002                       Hauppauge, NY     Unknown
European Community - Twinlab
 Energy Fizz                           1751296                             8/20/2001                      Hauppauge, NY     Unknown
Finland - Energy Fuel                  218781                              9/29/2000                      Hauppauge, NY     Unknown
Finland - Nature's HerbsA
 Twinlab Company                       214338                              6/15/1999                      Hauppauge, NY     Unknown
Finland - Twinlab                      124463                              1/20/1993                      Hauppauge, NY     Unknown
France - Diet Fuel                     1607032                             7/31/2000                      Hauppauge, NY     Unknown
France - Energy Fuel                  99823482                            11/16/1999                      Hauppauge, NY     Unknown
France - Fuel                          1738959                             2/20/2000                      Hauppauge, NY     Unknown
France - Muscular Development
 Fitness Health Logo                  96/635797                            7/24/1996                      Hauppauge, NY     Unknown
France - Twinlab                       1651607                             6/2/1998                       Hauppauge, NY     Unknown
Germany - Diet Fuel                    1190091                             4/11/1994                      Hauppauge, NY     Unknown
Germany - Energy Fuel                 39969745                             2/22/2001                      Hauppauge, NY     Unknown
Germany - Power Fuel                   1190088                             4/11/1994                      Hauppauge, NY     Unknown

(1) Debtor is unable to allocate values to individual patents, copyrights and trademarks without unreasonable effort.

                                   Exhibit B21

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-21

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL PROPERTY. GIVE PARTICULARS.

                                                                                                                             VALUE
                                                                                                                             AS OF
                                    REGISTRATION     APPLICATION   REGISTRATION/APPLICATION   EXPIRATION                   8/31/2003
         DESCRIPTION                   NUMBER          NUMBER             FILING DATE            DATE       LOCATION          (1)
------------------------------------------------------------------------------------------------------------------------------------
Germany - Twinlab                      1187882                             6/7/1993                       Hauppauge, NY     Unknown
Germany - Ultra Fuel                   1190089                             4/11/1994                      Hauppauge, NY     Unknown
Greece - Twinlab                        99596                              6/27/2000                      Hauppauge, NY     Unknown
Guatemala - Alvita                     122006                              2/2/2003                       Hauppauge, NY     Unknown
Guatemala - Alvita                     107177                              11/5/2000                      Hauppauge, NY     Unknown
Hong Kong - Alvita in Chinese
 characters                           687/2000                             1/12/2000                      Hauppauge, NY     Unknown
Hong Kong - Fuel                     B13444/2000                          10/10/2000                      Hauppauge, NY     Unknown
Hong Kong - Fuel in Chinese
 characters                           8747/1999                            7/13/1999                      Hauppauge, NY     Unknown
Hong Kong - Nature's Herbs in
 Chinese characters                  B1586/2000                            1/25/2000                      Hauppauge, NY     Unknown
Hong Kong - Power Herbs              B13072/1999                          10/27/1999                      Hauppauge, NY     Unknown
Hong Kong - Power-Herbs in
 Chinese characters                  10372/1999                            8/24/1999                      Hauppauge, NY     Unknown
Hong Kong - Remeteas                  2874/1999                            3/10/1999                      Hauppauge, NY     Unknown
Hong Kong - Remeteas                  2875/1999                            3/10/1999                      Hauppauge, NY     Unknown
Hong Kong - Remeteas in Chinese
 characters                          B06588/2000                           5/9/2000                       Hauppauge, NY     Unknown
Hong Kong - Twinlab                   11383/96                             8/11/1997                      Hauppauge, NY     Unknown
Hong Kong - Twinlab (Tian Lai)        688/2000                             1/12/2000                      Hauppauge, NY     Unknown
Hong Kong - Twinlab (Tian Lai)        689/2000                             1/12/2000                      Hauppauge, NY     Unknown
Hong Kong - Twinlab in Chinese
 characters III                       9031/1999                            7/15/1999                      Hauppauge, NY     Unknown
Hong Kong - Twinlab in Chinese
 characters III                       9032/1999                            7/15/1999                      Hauppauge, NY     Unknown
Hungary - Alvita                       151617                              6/26/1998                      Hauppauge, NY     Unknown
Hungary - Nature's Herbs               146385                              9/11/1997                      Hauppauge, NY     Unknown
Hungary - Twinlab                      150516                              4/2/1998                       Hauppauge, NY     Unknown
Iceland - Twinlab                     1001/1992                            9/25/2002                      Hauppauge, NY     Unknown
Indonesia - Alvita                     394435                              9/30/1997                      Hauppauge, NY     Unknown
Indonesia - Alvita                     394619                              9/30/1997                      Hauppauge, NY     Unknown
Indonesia - Nature's Herbs/A
 Twinlab company                       421668                              1/7/1999                       Hauppauge, NY     Unknown
Indonesia - Twin Labs                  345350                              9/1/1995                       Hauppauge, NY     Unknown
Indonesia - Twinlab                    368397                              9/24/1996                      Hauppauge, NY     Unknown
Ireland - Carbo Fuel                   150567                             12/11/1998                      Hauppauge, NY     Unknown
Ireland - MCT Fuel                     150566                             12/11/1998                      Hauppauge, NY     Unknown
Ireland - Twinlab                      125290                              10/9/1994                      Hauppauge, NY     Unknown
Israel - Alvita                        106543                              4/5/1998                       Hauppauge, NY     Unknown

(1) Debtor is unable to allocate values to individual patents, copyrights and trademarks without unreasonable effort.

                                   Exhibit B21

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-21

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL PROPERTY. GIVE PARTICULARS.

                                                                                                                             VALUE
                                                                                                                             AS OF
                                    REGISTRATION     APPLICATION   REGISTRATION/APPLICATION   EXPIRATION                   8/31/2003
         DESCRIPTION                   NUMBER          NUMBER             FILING DATE            DATE       LOCATION          (1)
------------------------------------------------------------------------------------------------------------------------------------
Israel - Nature's Herbs                106550                              7/6/1998                       Hauppauge, NY     Unknown
Israel - Twinlab                        71083                             12/11/1995                      Hauppauge, NY     Unknown
Italy - Anabolic Fuel                  605303                             10/18/1993                      Hauppauge, NY     Unknown
Italy - Amino Fuel                     605301                             10/18/1993                      Hauppauge, NY     Unknown
Italy - Carbo Fuel                     305304                             10/18/1993                      Hauppauge, NY     Unknown
Italy - Chromic Fuel                   605305                             10/18/1993                      Hauppauge, NY     Unknown
Italy - Diet Fuel                      605306                             10/18/1993                      Hauppauge, NY     Unknown
Italy - Diet Fuel                      625428                              6/17/1994                      Hauppauge, NY     Unknown
Italy - Gainers Fuel                   605307                             10/18/1993                      Hauppauge, NY     Unknown
Italy - GH Fuel                        605308                             10/18/1993                      Hauppauge, NY     Unknown
Italy - Herba Fuel                     605309                             10/18/1993                      Hauppauge, NY     Unknown
Italy - Hydra Fuel                     666975                              1/26/1996                      Hauppauge, NY     Unknown
Italy - Mass Fuel                      666974                              1/26/1996                      Hauppauge, NY     Unknown
Italy - MCT Fuel                       605310                             10/18/1993                      Hauppauge, NY     Unknown
Italy - Opti Fuel                      605311                             10/18/1993                      Hauppauge, NY     Unknown
Italy - Phos Fuel                      605312                             10/18/1993                      Hauppauge, NY     Unknown
Italy - Power Fuel                     605313                             10/18/1993                      Hauppauge, NY     Unknown
Italy - Pro Fuel                       605314                              8/13/2000                      Hauppauge, NY     Unknown
Italy - Twinlab                        554518                             11/23/1991                      Hauppauge, NY     Unknown
Italy - Twinlab                        864977                              4/30/2002                      Hauppauge, NY     Unknown
Italy - Ultra Fuel                     605315                             10/18/1993                      Hauppauge, NY     Unknown
Italy - Vita Fuel                      605316                             10/18/1993                      Hauppauge, NY     Unknown
Japan - Amino Fuel                     2445872                             8/31/1992                      Hauppauge, NY     Unknown
Japan - Fuel                           4410813                             8/18/2000                      Hauppauge, NY     Unknown
Japan - Fuel                           4548170                             3/1/2002                       Hauppauge, NY     Unknown
Japan - Nature's HerbsA Twinlab
 Division                              4479420                             6/1/2001                       Hauppauge, NY     Unknown
Japan - Power Herbs                    4482903                             6/15/2001                      Hauppauge, NY     Unknown
Japan - Power Herbs                    4548169                             3/1/2002                       Hauppauge, NY     Unknown
Japan - Soy Sensations                 4479525                             6/1/2001                       Hauppauge, NY     Unknown
Japan - Twinlab                        2412821                             5/29/1992                      Hauppauge, NY     Unknown
Japan - Twinlab                        4495012                             7/27/2001                      Hauppauge, NY     Unknown
Japan - Twinlab                        4482904                             6/15/2001                      Hauppauge, NY     Unknown

(1) Debtor is unable to allocate values to individual patents, copyrights and trademarks without unreasonable effort.

                                   Exhibit B21

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-21

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL PROPERTY. GIVE PARTICULARS.

                                                                                                                             VALUE
                                                                                                                             AS OF
                                    REGISTRATION     APPLICATION   REGISTRATION/APPLICATION   EXPIRATION                   8/31/2003
         DESCRIPTION                   NUMBER          NUMBER             FILING DATE            DATE       LOCATION          (1)
------------------------------------------------------------------------------------------------------------------------------------
Japan - Twinlab Energy Fizz            4479524                             6/1/2001                       Hauppauge, NY     Unknown
Japan - Twinlab Truherbs
 (Special Form)                        4365402                             3/3/2000                       Hauppauge, NY     Unknown
Japan - Truherbs (Special Form)        4547713                             3/1/2002                       Hauppauge, NY     Unknown
Korea (South) - Alvita                 414844                              8/7/1998                       Hauppauge, NY     Unknown
Korea (South) - Nature's HerbsA
 Twinlab Company                       413315                              7/29/1998                      Hauppauge, NY     Unknown
Korea (South) - Nature's
 Herbs/A Twinlab Company               431877                              12/2/1998                      Hauppauge, NY     Unknown
Korea (South) - Twinlab                197157                              7/25/2000                      Hauppauge, NY     Unknown
Malaysia - Amino Fuel                 91003624                             7/16/1998                      Hauppauge, NY     Unknown
Malaysia - Chromic Fuel               91003625                             7/16/1998                      Hauppauge, NY     Unknown
Malaysia - Fuel                       91003627                             7/16/1998                      Hauppauge, NY     Unknown
Malaysia - GH Fuel                    91003626                             7/16/1998                      Hauppauge, NY     Unknown
Malaysia - Migracin                   90/05670                             8/27/1997                      Hauppauge, NY     Unknown
Malaysia - Willoprin                  90/05669                             8/27/1997                      Hauppauge, NY     Unknown
Mexico - Alvita                        568167                              1/27/1998                      Hauppauge, NY     Unknown
Mexico - Amino Fuel                    382542                             11/30/1994                      Hauppauge, NY     Unknown
Mexico - Amino Fuel 2000               388908                              8/6/1995                       Hauppauge, NY     Unknown
Mexico - Anabolic Fuel                 382541                             11/30/1994                      Hauppauge, NY     Unknown
Mexico - Carbo Fuel                    384806                             11/29/1994                      Hauppauge, NY     Unknown
Mexico - Chromic Fuel                  391329                             11/29/1994                      Hauppauge, NY     Unknown
Mexico - Coles Free                    623703                              9/21/1999                      Hauppauge, NY     Unknown
Mexico - Diet Fuel                     382539                             11/30/1994                      Hauppauge, NY     Unknown
Mexico - Energy Fuel                   638358                              1/25/2000                      Hauppauge, NY     Unknown
Mexico - Gainers Fuel                  384807                             11/29/1994                      Hauppauge, NY     Unknown
Mexico - GH Fuel                       382540                             11/30/1994                      Hauppauge, NY     Unknown
Mexico - Infant Care                   397273                             11/29/1994                      Hauppauge, NY     Unknown
Mexico - MCT Fuel                      388907                              8/6/1995                       Hauppauge, NY     Unknown
Mexico - Nature's Herbs                443021                              11/8/2000                      Hauppauge, NY     Unknown
Mexico - Opti Fuel                     384469                             11/30/1994                      Hauppauge, NY     Unknown
Mexico - Phos Fuel                     388906                              8/6/1995                       Hauppauge, NY     Unknown
Mexico - Power Fuel                    388905                              8/6/1995                       Hauppauge, NY     Unknown
Mexico - Pro Fuel                      388903                              8/6/1995                       Hauppauge, NY     Unknown
Mexico - Soy Sensations                685258                              1/30/2001                      Hauppauge, NY     Unknown

(1) Debtor is unable to allocate values to individual patents, copyrights and trademarks without unreasonable effort.

                                   Exhibit B21

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-21

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL PROPERTY. GIVE PARTICULARS.

                                                                                                                             VALUE
                                                                                                                             AS OF
                                    REGISTRATION     APPLICATION   REGISTRATION/APPLICATION   EXPIRATION                   8/31/2003
         DESCRIPTION                   NUMBER          NUMBER             FILING DATE            DATE       LOCATION          (1)
------------------------------------------------------------------------------------------------------------------------------------
Mexico - Thermolift                    453758                             12/20/2000                      Hauppauge, NY     Unknown
Mexico - Twinfast                      384804                             11/29/1994                      Hauppauge, NY     Unknown
Mexico - Twinlab                       399474                              6/4/2000                       Hauppauge, NY     Unknown
Mexico - Twinlab                       445164                              7/4/1999                       Hauppauge, NY     Unknown
Mexico - Ultra Fuel                    388904                              8/6/1995                       Hauppauge, NY     Unknown
Mexico - Ultra Fuel                    517897                              2/26/1996                      Hauppauge, NY     Unknown
Mexico - Vita Fuel                     384805                             11/29/1994                      Hauppauge, NY     Unknown
New Zealand - Amino Fuel               B209589                             4/18/1998                      Hauppauge, NY     Unknown
New Zealand - Chromic Fuel             B209591                             4/18/1998                      Hauppauge, NY     Unknown
New Zealand - GH Fuel                  B209590                             4/18/1998                      Hauppauge, NY     Unknown
New Zealand - Nature's Herbs
 Power Herbs (Stylized)                B238497                             7/1/2001                       Hauppauge, NY     Unknown
New Zealand - Nature's Herbs/A
 Twinlab Company                       280316                             12/15/1998                      Hauppauge, NY     Unknown
New Zealand - Twinlab                  193987                              6/16/1996                      Hauppauge, NY     Unknown
Norway - Energy Fuel                   205598                             11/16/2000                      Hauppauge, NY     Unknown
Norway - Twinlab                       152852                             10/22/2002                      Hauppauge, NY     Unknown
Oman - Twinlab                          9626                               7/29/2001                      Hauppauge, NY     Unknown
Panama - Alvita                         88616                              7/9/1997                       Hauppauge, NY     Unknown
Panama - Nature's Herbs                 88795                              5/25/1999                      Hauppauge, NY     Unknown
Panama - Twinlab                        63392                              3/17/1994                      Hauppauge, NY     Unknown
Paraguay - Alvita                      195914                              8/19/1997                      Hauppauge, NY     Unknown
Paraguay - Nature's Herbs              208060                             10/26/1998                      Hauppauge, NY     Unknown
Paraguay - Twinlab                     216699                              6/26/1999                      Hauppauge, NY     Unknown
Peru - Alvita                           33652                              2/20/1997                      Hauppauge, NY     Unknown
Peru - Alvita                           31804                             12/16/1996                      Hauppauge, NY     Unknown
Peru - Nature's Herbs                   31258                             11/25/1996                      Hauppauge, NY     Unknown
Peru - Twinlab                           549                               6/24/1993                      Hauppauge, NY     Unknown
Philippines - Twinlab                   50011                              2/19/1991                      Hauppauge, NY     Unknown
Portugal - Alvita                      317847                              3/5/1997                       Hauppauge, NY     Unknown
Portugal - Power Herbs
 Nature's Herbs                        271308                              2/12/1993                      Hauppauge, NY     Unknown
Portugal - Twinlab                     266975                             11/20/1992                      Hauppauge, NY     Unknown
Puerto Rico - Nature's Herbs            39935                              1/30/1998                      Hauppauge, NY     Unknown
Puerto Rico - Twinlab                   32128                              3/4/1993                       Hauppauge, NY     Unknown

(1) Debtor is unable to allocate values to individual patents, copyrights and trademarks without unreasonable effort.

                                   Exhibit B21

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-21

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL PROPERTY. GIVE PARTICULARS.

                                                                                                                             VALUE
                                                                                                                             AS OF
                                    REGISTRATION     APPLICATION   REGISTRATION/APPLICATION   EXPIRATION                   8/31/2003
         DESCRIPTION                   NUMBER          NUMBER             FILING DATE            DATE       LOCATION          (1)
------------------------------------------------------------------------------------------------------------------------------------
Qatar - Twinlab                         8300                               8/30/2000                      Hauppauge, NY     Unknown
Qatar - Twinlab & Arabic                8299                               8/30/2000                      Hauppauge, NY     Unknown
Saudi Arabia - Alvita                  409/36                              8/19/1997                      Hauppauge, NY     Unknown
Saudi Arabia - Alvita                  410/62                              9/1/1997                       Hauppauge, NY     Unknown
Saudi Arabia - Twinlab                 324/40                              11/5/1994                      Hauppauge, NY     Unknown
Singapore - Alvita                   T96/07759D                            7/25/1996                      Hauppauge, NY     Unknown
Singapore - Amino Fuel                  85/94                              1/5/1994                       Hauppauge, NY     Unknown
Singapore - Fuel                     T91/0404031                           4/20/2001                      Hauppauge, NY     Unknown
Singapore - Nature's Herbs           B96/07757H                            7/25/1996                      Hauppauge, NY     Unknown
Singapore - Twinlab                  T87/04819F                            10/2/1994                      Hauppauge, NY     Unknown
Singapore - Twinlab GH Fuel             86/94                              1/5/1994                       Hauppauge, NY     Unknown
Singapore - Willowprin                 5829/90                             8/21/1997                      Hauppauge, NY     Unknown
South Africa - Alvita                 96/10012                             3/29/2000                      Hauppauge, NY     Unknown
South Africa - Alvita                 96/10013                             8/5/1999                       Hauppauge, NY     Unknown
South Africa - Nature's Herbs         96/10014                             1/10/2000                      Hauppauge, NY     Unknown
South Africa - Twinlab                 89/5302                             6/15/1999                      Hauppauge, NY     Unknown
Spain - Energy Fuel                   2279154MX                            6/5/2000                       Hauppauge, NY     Unknown
Spain - Twinlab                       1291087M2                            4/5/1991                       Hauppauge, NY     Unknown
Spain - Twinlab Herba Fuel            1783263M2                            9/5/1994                       Hauppauge, NY     Unknown
Spain - Twinlab Amino Fuel            1782421M4                            4/5/1994                       Hauppauge, NY     Unknown
Spain - Twinlab Diet Fuel             1790762M4                            5/20/1994                      Hauppauge, NY     Unknown
Spain - Twinlab Twin
 Laboratories Inc. New York           1291087M2                            4/5/1991                       Hauppauge, NY     Unknown
Sweden - Energy Fuel                   349368                             10/19/2001                      Hauppauge, NY     Unknown
Sweden - Twinlab                       256913                              3/31/1994                      Hauppauge, NY     Unknown
Switzerland - Twinlab                  373155                             11/23/1989                      Hauppauge, NY     Unknown
Thailand - Alvita                     KOR76754                             8/24/1998                      Hauppauge, NY     Unknown
Thailand - Alvita                      TM84715                             1/7/1999                       Hauppauge, NY     Unknown
Trinidad & Tobago - Alvita              26013                              3/30/1999                      Hauppauge, NY     Unknown
Trinidad & Tobago - Alvita              26012                              6/28/2002                      Hauppauge, NY     Unknown
Trinidad & Tobago - Nature's
 HerbsA Twinlab Company                 27514                             12/27/2000                      Hauppauge, NY     Unknown
Trinidad & Tobago - Twinlab             17146                             10/28/2001                      Hauppauge, NY     Unknown
Turkey - Twinlab                       116080                              9/20/1999                      Hauppauge, NY     Unknown

(1) Debtor is unable to allocate values to individual patents, copyrights and trademarks without unreasonable effort.

                                   Exhibit B21

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-21

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL PROPERTY. GIVE PARTICULARS.

                                                                                                                             VALUE
                                                                                                                             AS OF
                                    REGISTRATION     APPLICATION   REGISTRATION/APPLICATION   EXPIRATION                   8/31/2003
         DESCRIPTION                   NUMBER          NUMBER             FILING DATE            DATE       LOCATION          (1)
------------------------------------------------------------------------------------------------------------------------------------
United Arab Emirates - Nature's
 Herbs/A Twinlab Division               31237                              4/4/2002                       Hauppauge, NY     Unknown
United Arab Emirates - Twinlab          16241                              6/24/1998                      Hauppauge, NY     Unknown
United Kingdom - Chromic Fuel          1461937                             4/19/1998                      Hauppauge, NY     Unknown
United Kingdom - Energy Fuel           2213595                             2/16/2001                      Hauppauge, NY     Unknown
United Kingdom - Hydra Fuel            2016661                             3/15/1996                      Hauppauge, NY     Unknown
United Kingdom - Twinlab               1366182                             12/7/1995                      Hauppauge, NY     Unknown
United Kingdom - Twinlab
 Ultra Fuel                            1551867                            10/28/2000                      Hauppauge, NY     Unknown
Uruguay - Nature's Herbs               296844                              5/4/2001                       Hauppauge, NY     Unknown
Venezuela - Twinlab                   F-164245                             8/19/1994                      Hauppauge, NY     Unknown
Vietnam - Nature's Herbs                29535                              2/3/1999                       Hauppauge, NY     Unknown
Canada - Chromic Fuel                                  112168100           11/6/2001                      Hauppauge, NY     Unknown
Canada - Creatine Fuel                                 112168300           11/6/2001                      Hauppauge, NY     Unknown
Canada - Energy Fuel                                   103537200           11/8/1999                      Hauppauge, NY     Unknown
Canada - Ever-Slender                                  112168000           11/6/2001                      Hauppauge, NY     Unknown
Canada - Joint Rescue                                  112168400           11/6/2001                      Hauppauge, NY     Unknown
Canada - Ocuguard                                      112167900           11/6/2001                      Hauppauge, NY     Unknown
Canada - Metabolift                                    112168200           11/6/2001                      Hauppauge, NY     Unknown
Canada - Soy Sensations                                106549700           6/28/2000                      Hauppauge, NY     Unknown
Canada - Today's Woman                                 106549500           6/28/2000                      Hauppauge, NY     Unknown
Canada - Twinlab Energy Fizz                           106549600           6/28/2000                      Hauppauge, NY     Unknown
Canada - Twinlab Fuel                                  106020400           5/23/2000                      Hauppauge, NY     Unknown
Chile - Diet Fuel                                       474010             1/25/2000                      Hauppauge, NY     Unknown
Chile - Fuel                                            487640             5/25/2000                      Hauppauge, NY     Unknown
Colombia - Alvita                                      96/040821           9/24/1996                      Hauppauge, NY     Unknown
Colombia - Alvita                                      96/040823           8/1/1996                       Hauppauge, NY     Unknown
European Community - Twinlab
 Aquanutri                                              3063682            2/21/2003                      Hauppauge, NY     Unknown
Greece - Energy Fuel                                    142301            11/12/1999                      Hauppauge, NY     Unknown
Guatemala - Nature's Herbs                               6369              8/19/1996                      Hauppauge, NY     Unknown
Guatemala - Twinlab                                      6336              8/16/1996                      Hauppauge, NY     Unknown
Guatemala - Twinlab                                     6337/96            8/16/1996                      Hauppauge, NY     Unknown
Italy - Diet Fuel                                     66 2002 MI           1/7/2002                       Hauppauge, NY     Unknown
Italy - Diet Fuel                                    9239 2000 MI          8/7/2000                       Hauppauge, NY     Unknown

(1) Debtor is unable to allocate values to individual patents, copyrights and trademarks without unreasonable effort.

                                   Exhibit B21

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-21

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL PROPERTY. GIVE PARTICULARS.

                                                                                                                             VALUE
                                                                                                                             AS OF
                                    REGISTRATION     APPLICATION   REGISTRATION/APPLICATION   EXPIRATION                   8/31/2003
         DESCRIPTION                   NUMBER          NUMBER             FILING DATE            DATE       LOCATION          (1)
------------------------------------------------------------------------------------------------------------------------------------
Italy - Energy Fuel                                   82 2000 MI           1/5/2000                       Hauppauge, NY     Unknown
Italy - Gainers Fuel                                 9238 2000 MI          8/8/2000                       Hauppauge, NY     Unknown
Italy - Hydra Fuel                                    588 2003 MI          1/23/2003                      Hauppauge, NY     Unknown
Italy - Mass Fuel                                     979 2003 MI          1/31/2003                      Hauppauge, NY     Unknown
Italy - Power Fuel                                   9236 2000 MI          8/7/2000                       Hauppauge, NY     Unknown
Italy - Ultra Fuel                                   9237 2000 MI          8/7/2000                       Hauppauge, NY     Unknown
Japan - Alvita                                        H09-158868           9/18/1997                      Hauppauge, NY     Unknown
Malaysia - Twinlab                                     89/00019            1/4/1989                       Hauppauge, NY     Unknown
Mexico - Alvita                                         269886             8/1/1996                       Hauppauge, NY     Unknown
Portugal - Energy Fuel                                  341288            11/18/1999                      Hauppauge, NY     Unknown
Portugal - Nature's Herbs                               317846             6/21/1996                      Hauppauge, NY     Unknown
Qatar - Alvita & Arabic                                  15546             7/29/1996                      Hauppauge, NY     Unknown
Qatar - Alvita & Arabic                                  15547             7/29/1996                      Hauppauge, NY     Unknown
Qatar - Nature's Herbs
 and Arabic                                              17021             6/14/1997                      Hauppauge, NY     Unknown
Saudi Arabia - Nature's Herbs                            36246            11/30/1996                      Hauppauge, NY     Unknown
Uruguay - Alvita                                        296843             7/16/1997                      Hauppauge, NY     Unknown
Venezuela - Alvita                                     17318/96           10/18/1996                      Hauppauge, NY     Unknown
Venezuela - Alvita                                     17319/96           10/16/1996                      Hauppauge, NY     Unknown
Venezuela - Nature's Herbs                             17320/96           10/16/1996                      Hauppauge, NY     Unknown
CANADIAN NATUR-TUSSIN                 2,143,977                            3/17/1998                      Hauppauge, NY     Unknown
CARIBBEAN BREATHABILITEA              2,150,373                            4/14/1998                      Hauppauge, NY     Unknown
CHINESE MELLOW MAGIC                  2,111,834                           11/11/1997                      Hauppauge, NY     Unknown
DHEA FUEL                             2,110,713                            11/4/1997                      Hauppauge, NY     Unknown
FEMALE FUEL                           2,109,045                           10/28/1997                      Hauppauge, NY     Unknown
RIPPED FUEL                           1,773,392                            5/25/1993                      Hauppauge, NY     Unknown
MCT FUEL                              1,597,123                            5/22/1990                      Hauppauge, NY     Unknown
GULF STREAM PROSTI-BREW               2,103,521                            10/7/1997                      Hauppauge, NY     Unknown
HERBAL REMETEAS                       2,139,522                            2/24/1998                      Hauppauge, NY     Unknown
REMETEAS                              2,090,920                            8/26/1997                      Hauppauge, NY     Unknown
HIMALAYAN SENNALAX                    2,252,270                            6/15/1999                      Hauppauge, NY     Unknown
MANCHURIAN BRAIN BLEND                2,131,456                            1/20/1998                      Hauppauge, NY     Unknown
IVORY COAST SIP-N-C+                  2,181,810                            8/18/1998                      Hauppauge, NY     Unknown

(1) Debtor is unable to allocate values to individual patents, copyrights and trademarks without unreasonable effort.

                                   Exhibit B21

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-21

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL PROPERTY. GIVE PARTICULARS.

                                                                                                                             VALUE
                                                                                                                             AS OF
                                    REGISTRATION     APPLICATION   REGISTRATION/APPLICATION   EXPIRATION                   8/31/2003
         DESCRIPTION                   NUMBER          NUMBER             FILING DATE            DATE       LOCATION          (1)
------------------------------------------------------------------------------------------------------------------------------------
JAMAICAN DIGESTI BREW                 2,110,495                            11/4/1997                      Hauppauge, NY     Unknown
JOINT FUEL                            2,066,656                            6/3/1997                       Hauppauge, NY     Unknown
MAXILIFE BRAIN PROTECTOR              2,109,039                           10/28/1997                      Hauppauge, NY     Unknown
MAXILIFE CARDIO PROTECTOR             2,107,224                           10/21/1997                      Hauppauge, NY     Unknown
MAXILIFE COLON PROTECTOR              2,107,226                           10/21/1997                      Hauppauge, NY     Unknown
MAXILIFE JOINT PROTECTOR              2,109,038                           10/28/1997                      Hauppauge, NY     Unknown
MAXILIFE PHYTONUTRIENT PROTECTOR      2,170,812                            7/7/1998                       Hauppauge, NY     Unknown
MAXILIFE PROSTATE PROTECTOR           2,112,214                           11/11/1997                      Hauppauge, NY     Unknown
MEDITERRANEAN DETOXITEA               2,151,930                            4/21/1998                      Hauppauge, NY     Unknown
NATURE'S HERBS                        1,257,337                           11/15/1983                      Hauppauge, NY     Unknown
SCANDINAVIAN WINTER COMFORT           2,174,350                            7/21/1998                      Hauppauge, NY     Unknown
SCOTTISH THROAT MYST                  2,176,126                            7/28/1998                      Hauppauge, NY     Unknown
TIBETAN FOREST MASCULINITEA           2,197,017                           10/20/1998                      Hauppauge, NY     Unknown
THE WORD FOR GOOD HEALTH              1,892,911                            5/9/1995                       Hauppauge, NY     Unknown
KIC FUEL                              1,848,966                            8/9/1994                       Hauppauge, NY     Unknown
TWINLAB.COM                           2,267,492                            8/3/1999                       Hauppauge, NY     Unknown
WHEY FUEL                             2,144,516                            3/17/1998                      Hauppauge, NY     Unknown
ALLERDOPHILUS                         1,382,984                            2/18/1986                      Hauppauge, NY     Unknown
ALLERGY-C                             1,380,032                            1/28/1986                      Hauppauge, NY     Unknown
ALLERGY FIGHTERS                      1,428,089                            2/10/1987                      Hauppauge, NY     Unknown
ALVITA                                1,759,398                            3/23/1993                      Hauppauge, NY     Unknown
AMINO FUEL                            1,437,049                            4/21/1987                      Hauppauge, NY     Unknown
AMINO FUEL STACK                      2,209,776                            12/8/1998                      Hauppauge, NY     Unknown
ANABOLIC FUEL                         1,509,858                           10/25/1988                      Hauppauge, NY     Unknown
ANIMAL FRIENDS                        1,502,771                            9/6/1988                       Hauppauge, NY     Unknown
ANTI-CATABOLIC FUEL                   1,920,669                            9/19/1995                      Hauppauge, NY     Unknown
ANTIOXIDANT FUEL                      1,885,533                            3/21/1995                      Hauppauge, NY     Unknown
T-AMINO                               1,123,517                            8/7/1979                       Hauppauge, NY     Unknown
B-12 DOTS                             1,811,803                           12/21/1993                      Hauppauge, NY     Unknown
B-BITES                               1,451,744                            8/11/1987                      Hauppauge, NY     Unknown
BIO-FORMED                            1,167,990                            9/8/1981                       Hauppauge, NY     Unknown
B-SLIM                                1,428,986                            2/17/1987                      Hauppauge, NY     Unknown

(1) Debtor is unable to allocate values to individual patents, copyrights and trademarks without unreasonable effort.

                                   Exhibit B21

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-21

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL PROPERTY. GIVE PARTICULARS.

                                                                                                                             VALUE
                                                                                                                             AS OF
                                    REGISTRATION     APPLICATION   REGISTRATION/APPLICATION   EXPIRATION                   8/31/2003
         DESCRIPTION                   NUMBER          NUMBER             FILING DATE            DATE       LOCATION          (1)
------------------------------------------------------------------------------------------------------------------------------------
CAL-QUICK                             1,333,948                            5/17/1985                      Hauppauge, NY     Unknown
CARNI FUEL                            1,847,227                            7/26/1994                      Hauppauge, NY     Unknown
CARBO FUEL                            1,388,002                            4/1/1986                       Hauppauge, NY     Unknown
POLYNESIAN PMS RESCUE                 2,227,172                            3/2/1999                       Hauppauge, NY     Unknown
ALPINE-PEAK VISIBILITEA               2,168,616                            6/23/1998                      Hauppauge, NY     Unknown
BRIGHTON PICK-TEA-UP                  2,168,617                            6/23/1998                      Hauppauge, NY     Unknown
ENDURANCE QUICK FIX                   1,541,164                            5/30/1989                      Hauppauge, NY     Unknown
EYL                                   1,496,507                            7/19/1988                      Hauppauge, NY     Unknown
FIBERSOL                              1,281,261                            6/12/1984                      Hauppauge, NY     Unknown
GAINERS FUEL                          1,508,880                           10/18/1988                      Hauppauge, NY     Unknown
GLUTAMINE FUEL                        1,954,899                            2/6/1996                       Hauppauge, NY     Unknown
GUARAID                               1,461,650                           10/20/1987                      Hauppauge, NY     Unknown
HAIR FACTORS                          1,306,747                           11/27/1984                      Hauppauge, NY     Unknown
HERBA FUEL                            1,487,374                            5/10/1988                      Hauppauge, NY     Unknown
HUMAN MACHINE OIL                     1,597,121                            5/22/1990                      Hauppauge, NY     Unknown
HYDRA FUEL                            1,655,100                            8/27/1991                      Hauppauge, NY     Unknown
HYPO E-CAPS                           1,327,943                            4/2/1985                       Hauppauge, NY     Unknown
IMMUNE PROTECTORS                     1,428,090                            2/10/1987                      Hauppauge, NY     Unknown
LIGHTS OUT                            1,347,148                            7/9/1985                       Hauppauge, NY     Unknown
LIQUI-E                               1,417,161                           11/18/1986                      Hauppauge, NY     Unknown
LIQUI-K                               1,295,575                            9/18/1984                      Hauppauge, NY     Unknown
LPP                                   1,121,723                            7/10/1979                      Hauppauge, NY     Unknown
L P P (STYLIZED)                       915,606                             6/29/1971                      Hauppauge, NY     Unknown
MASS FUEL                             1,692,371                            6/9/1992                       Hauppauge, NY     Unknown
MAXILIFE (STYLIZED)                   1,321,725                            2/26/1985                      Hauppauge, NY     Unknown
MAXILIFE                              1,301,149                           10/23/1984                      Hauppauge, NY     Unknown
CHER-AMINO                            1,119,092                            5/29/1979                      Hauppauge, NY     Unknown
CHOLINE COCKTAIL                      1,912,216                            8/15/1995                      Hauppauge, NY     Unknown
CHROMIC FUEL                          1,583,283                            2/20/1990                      Hauppauge, NY     Unknown
CREATINE FUEL                         1,864,175                           11/22/1994                      Hauppauge, NY     Unknown
CREATINE FUEL COCKTAIL                2,145,871                            3/24/1998                      Hauppauge, NY     Unknown
DMAE-H3                               1,279,590                            5/29/1984                      Hauppauge, NY     Unknown

(1) Debtor is unable to allocate values to individual patents, copyrights and trademarks without unreasonable effort.

                                   Exhibit B21

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-21

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL PROPERTY. GIVE PARTICULARS.

                                                                                                                             VALUE
                                                                                                                             AS OF
                                    REGISTRATION     APPLICATION   REGISTRATION/APPLICATION   EXPIRATION                   8/31/2003
         DESCRIPTION                   NUMBER          NUMBER             FILING DATE            DATE       LOCATION          (1)
------------------------------------------------------------------------------------------------------------------------------------
ENDURANCE                             1,148,634                            3/24/1981                      Hauppauge, NY     Unknown
DIET FUEL                             1,544,159                            6/20/1989                      Hauppauge, NY     Unknown
SPORT FUEL                            1,851,871                            8/30/1994                      Hauppauge, NY     Unknown
STRESSMATES                           1,471,933                            1/12/1988                      Hauppauge, NY     Unknown
SUPERTWIN                             1,480,417                            3/15/1988                      Hauppauge, NY     Unknown
SUPER VANADYL FUEL                    1,954,900                            2/6/1996                       Hauppauge, NY     Unknown
THE LEADER IN SPORTS NUTRITION        1,692,361                            6/9/1992                       Hauppauge, NY     Unknown
TWINFAST                              1,603,361                            6/26/1990                      Hauppauge, NY     Unknown
TWINLAB                               1,298,349                            10/2/1984                      Hauppauge, NY     Unknown
TWINLAB                               1,577,237                            1/16/1990                      Hauppauge, NY     Unknown
ULTRA FUEL                            1,540,057                            5/23/1989                      Hauppauge, NY     Unknown
VEGE FUEL                             1,781,039                            7/13/1993                      Hauppauge, NY     Unknown
VITA FUEL                             1,501,862                            8/30/1988                      Hauppauge, NY     Unknown
VITA QUICK & DESIGN                   1,192,419                            3/23/1982                      Hauppauge, NY     Unknown
YEAST FIGHTERS                        1,369,779                           11/12/1985                      Hauppauge, NY     Unknown
MEGA HMB FUEL                         2,188,532                            9/8/1998                       Hauppauge, NY     Unknown
ASIAN HERB-O-PAUSE                    2,250,182                            6/1/1999                       Hauppauge, NY     Unknown
GIBRALTAR CARDIO BLEND                2,202,573                           11/10/1998                      Hauppauge, NY     Unknown
FEED THE MACHINE                      2,393,807                           10/10/2000                      Hauppauge, NY     Unknown
FEELIN' FIT FITNESS PAKS              1,714,945                            9/15/1992                      Hauppauge, NY     Unknown
METABOLIFT                            1,782,018                            7/13/1993                      Hauppauge, NY     Unknown
MEMORY FUEL                           1,827,161                            3/22/1994                      Hauppauge, NY     Unknown
MOISTIQUE                             1,325,343                            3/19/1985                      Hauppauge, NY     Unknown
NEUROVITES                            1,347,147                            7/9/1985                       Hauppauge, NY     Unknown
NUTRABOLICS                           1,511,454                            11/8/1988                      Hauppauge, NY     Unknown
NUVEG                                 1,806,666                           11/23/1993                      Hauppauge, NY     Unknown
OCUGUARD                              1,784,724                            7/27/1993                      Hauppauge, NY     Unknown
GENTLE C-250                          1,777,621                            6/22/1993                      Hauppauge, NY     Unknown
OPTI FUEL (STYLIZED)                  1,584,280                            2/27/1990                      Hauppauge, NY     Unknown
OPTI-CAL                              1,763,989                            4/13/1993                      Hauppauge, NY     Unknown
OXYGUARD                              1,402,801                            7/29/1986                      Hauppauge, NY     Unknown
PHOS FUEL                             1,698,746                            7/7/1992                       Hauppauge, NY     Unknown

(1) Debtor is unable to allocate values to individual patents, copyrights and trademarks without unreasonable effort.

                                   Exhibit B21

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-21

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL PROPERTY. GIVE PARTICULARS.

                                                                                                                             VALUE
                                                                                                                             AS OF
                                    REGISTRATION     APPLICATION   REGISTRATION/APPLICATION   EXPIRATION                   8/31/2003
         DESCRIPTION                   NUMBER          NUMBER             FILING DATE            DATE       LOCATION          (1)
------------------------------------------------------------------------------------------------------------------------------------
POWER FUEL                            1,709,127                            8/18/1992                      Hauppauge, NY     Unknown
RADICAL FIGHTERS                      1,209,619                           12/18/1984                      Hauppauge, NY     Unknown
NAC FUEL                              2,141,107                            3/3/1998                       Hauppauge, NY     Unknown
TRUHERBS                              2,206,215                           11/24/1998                      Hauppauge, NY     Unknown
ALC FUEL                              2,350,510                            5/16/2000                      Hauppauge, NY     Unknown
GROWTH FUEL                           2,183,051                            8/18/1998                      Hauppauge, NY     Unknown
MEGA GLUTAMINE FUEL                   2,186,898                            9/1/1998                       Hauppauge, NY     Unknown
HEALTHLAB                             2,220,273                            1/26/1999                      Hauppauge, NY     Unknown
GLUCOSAMINE FUEL                      2,144,791                            3/17/1998                      Hauppauge, NY     Unknown
PYRUVATE FUEL                         2,142,919                            3/10/1998                      Hauppauge, NY     Unknown
TRIBULUS FUEL STACK                   2,144,793                            3/17/1998                      Hauppauge, NY     Unknown
TRIBULUS FUEL                         2,144,792                            3/17/1998                      Hauppauge, NY     Unknown
TRI-BORON                             1,500,151                            8/16/1988                      Hauppauge, NY     Unknown
XTRA FUEL                             2,217,212                            1/12/1999                      Hauppauge, NY     Unknown
Vomax [registered to Vomax
 Pty Ltd]                              2349770                             5/16/2000                      Hauppauge, NY     Unknown
The Herbal Village                     2400369                            10/31/2000                      Hauppauge, NY     Unknown
Catechin 90-Power                      2341186                             4/11/2000                      Hauppauge, NY     Unknown
Aqua Slim                              2367558                             7/18/2000                      Hauppauge, NY     Unknown
PMS Power                              2367558                             9/28/1999                      Hauppauge, NY     Unknown
Bitter Melon Power                     2276023                             9/7/1999                       Hauppauge, NY     Unknown
Mediterranean Phytonutrient
 Power                                 2344587                             4/25/2000                      Hauppauge, NY     Unknown
Maitake Power                          2249770                             6/1/1999                       Hauppauge, NY     Unknown
Modified Citrus Pectin Power           2288620                            10/26/1999                      Hauppauge, NY     Unknown
Super Phenolic Fruit Power             2288619                            10/26/1999                      Hauppauge, NY     Unknown
Black Cohosh-Power                     2303387                            12/28/1999                      Hauppauge, NY     Unknown
Olive Leaf-Power                       2256685                             6/29/1999                      Hauppauge, NY     Unknown
Herbal Power                           2527788                             1/8/2002                       Hauppauge, NY     Unknown
Nature's Herbs                         2284606                            10/12/1999                      Hauppauge, NY     Unknown
Celery Seed-Power                      2238233                             4/13/1999                      Hauppauge, NY     Unknown
Horse Chestnut Power                   2245469                             5/18/1999                      Hauppauge, NY     Unknown
Flower Power                           2406599                            11/21/2000                      Hauppauge, NY     Unknown
DHEA Power                             2114188                            11/18/1997                      Hauppauge, NY     Unknown

(1) Debtor is unable to allocate values to individual patents, copyrights and trademarks without unreasonable effort.

                                   Exhibit B21

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-21

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL PROPERTY. GIVE PARTICULARS.

                                                                                                                             VALUE
                                                                                                                             AS OF
                                    REGISTRATION     APPLICATION   REGISTRATION/APPLICATION   EXPIRATION                   8/31/2003
         DESCRIPTION                   NUMBER          NUMBER             FILING DATE            DATE       LOCATION          (1)
------------------------------------------------------------------------------------------------------------------------------------
Stevia-Power                           2093223                             9/2/1997                       Hauppauge, NY     Unknown
Super Prostate Power                   2144192                             3/17/1998                      Hauppauge, NY     Unknown
Beta Sitosterol-Power                  2144191                             3/17/1998                      Hauppauge, NY     Unknown
Yohimbe-Power                          2093222                             9/2/1997                       Hauppauge, NY     Unknown
Phosphatidylserine-Power               2091354                             8/26/1997                      Hauppauge, NY     Unknown
Mexican Wild Yam-Power                 2144190                             3/17/1998                      Hauppauge, NY     Unknown
Grape Seed-Power                       2177821                             8/4/1998                       Hauppauge, NY     Unknown
Nettle Power                           2069880                             6/10/1997                      Hauppauge, NY     Unknown
Kava Kava Power                        2071861                             6/17/1997                      Hauppauge, NY     Unknown
Curcumin Power                         2261309                             7/13/1999                      Hauppauge, NY     Unknown
Carotene Power                         2355498                             6/6/2000                       Hauppauge, NY     Unknown
Propolis Power                         2385847                             9/12/2000                      Hauppauge, NY     Unknown
Nature's Goodness                      2576369                             6/4/2002                       Hauppauge, NY     Unknown
Put Your Faith in Nature and
 Trust in Nature's Herbs               2449354                             5/8/2001                       Hauppauge, NY     Unknown
Elderberry Power                       2037034                             2/11/1997                      Hauppauge, NY     Unknown
Skin-Power                             2022205                            12/10/1996                      Hauppauge, NY     Unknown
Phyto Estrogen Power                   2024032                            12/17/1996                      Hauppauge, NY     Unknown
Cat's Claw Power                       2293834                            11/23/1999                      Hauppauge, NY     Unknown
Dong-Quai Power                        2066480                             6/3/1997                       Hauppauge, NY     Unknown
Power Herbs                            2221040                             2/2/1999                       Hauppauge, NY     Unknown
Joint Power                            1929844                            10/24/1995                      Hauppauge, NY     Unknown
Echinacea Golden Seal Power            1919220                             9/19/1995                      Hauppauge, NY     Unknown
Garlic Power                           1914499                             8/29/1995                      Hauppauge, NY     Unknown
Primrose Power                         1931234                            10/31/1995                      Hauppauge, NY     Unknown
Golden Seal Power                      1917588                             9/12/1995                      Hauppauge, NY     Unknown
Lysine Power                           1914497                             8/29/1995                      Hauppauge, NY     Unknown
Cranberry Power                        1936823                            11/21/1995                      Hauppauge, NY     Unknown
What Nature Had in Mind for You        1911051                             8/15/1995                      Hauppauge, NY     Unknown
Shitake-Power                          1837333                             5/30/2000                      Hauppauge, NY     Unknown
Pygeum-Power                           1837697                             5/30/2000                      Hauppauge, NY     Unknown
Women's Care                           1841637                             6/28/1994                      Hauppauge, NY     Unknown
Reishi Power                           1833634                             5/3/1994                       Hauppauge, NY     Unknown

(1) Debtor is unable to allocate values to individual patents, copyrights and trademarks without unreasonable effort.

                                   Exhibit B21

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-21

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL PROPERTY. GIVE PARTICULARS.

                                                                                                                             VALUE
                                                                                                                             AS OF
                                    REGISTRATION     APPLICATION   REGISTRATION/APPLICATION   EXPIRATION                   8/31/2003
         DESCRIPTION                   NUMBER          NUMBER             FILING DATE            DATE       LOCATION          (1)
------------------------------------------------------------------------------------------------------------------------------------
DGL Power                              1833633                             5/3/1994                       Hauppauge, NY     Unknown
Saw Palmetto-Power                     1833632                             5/3/1994                       Hauppauge, NY     Unknown
Hawthorn-Power                         1833631                             5/26/2000                      Hauppauge, NY     Unknown
Black Currant-Power                    1833630                             5/3/1994                       Hauppauge, NY     Unknown
Artichoke Power                        1833629                             5/3/1994                       Hauppauge, NY     Unknown
Phytopower                             1840272                             6/21/1994                      Hauppauge, NY     Unknown
Anti-Catabolic Fuel                    1920669                             9/19/1995                      Hauppauge, NY     Unknown
Power Extract                          1818718                             2/1/1994                       Hauppauge, NY     Unknown
Fever Few Power                        1783832                             7/27/1993                      Hauppauge, NY     Unknown
Herbal Male Vite                       1794479                             9/21/1993                      Hauppauge, NY     Unknown
Herba Choline                          1818699                             2/1/1994                       Hauppauge, NY     Unknown
Herbal Detox                           1808760                             12/7/1993                      Hauppauge, NY     Unknown
Daily Fatigue                          1799043                            10/19/1993                      Hauppauge, NY     Unknown
Gymnesyl                               1771072                             5/18/1993                      Hauppauge, NY     Unknown
Phyllanthol                            1831022                             4/19/1994                      Hauppauge, NY     Unknown
Borage Power                           1762400                             4/6/1993                       Hauppauge, NY     Unknown
Green Tea Power                        1740831                            12/22/1992                      Hauppauge, NY     Unknown
Herba-Vites                            1826809                             3/15/1994                      Hauppauge, NY     Unknown
Veno Care                              1740817                            12/22/1992                      Hauppauge, NY     Unknown
Inflam-aid                             1740816                            12/22/1992                      Hauppauge, NY     Unknown
Superior Chinese Resist                1740814                            12/22/1992                      Hauppauge, NY     Unknown
Nature's Herbs The Perfect
 Balance of Tradition
 and Science                           1892540                             5/2/1995                       Hauppauge, NY     Unknown
Nature's Herbs the Herbal
 Experts in Sports Nutrition           1853997                             9/13/1994                      Hauppauge, NY     Unknown
Astrex F-3                             1746742                             1/19/1993                      Hauppauge, NY     Unknown
Advanced Women's Care                  1788745                             8/17/1993                      Hauppauge, NY     Unknown
Pollen Hearts                          1770898                             5/11/1993                      Hauppauge, NY     Unknown
Milk-Thistle Power                     1635260                             2/19/1991                      Hauppauge, NY     Unknown
Leading The Way To Better Health       1635258                             2/19/1991                      Hauppauge, NY     Unknown
Willowprin                             1636639                             3/5/1991                       Hauppauge, NY     Unknown
The Power to Feel Your Best            1635257                             2/19/1991                      Hauppauge, NY     Unknown
Bilberry-Power                         1632126                             2/22/1991                      Hauppauge, NY     Unknown
Echinacea-Power                        1643312                             5/7/1991                       Hauppauge, NY     Unknown

(1) Debtor is unable to allocate values to individual patents, copyrights and trademarks without unreasonable effort.

                                   Exhibit B21

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-21

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL PROPERTY. GIVE PARTICULARS.

                                                                                                                             VALUE
                                                                                                                             AS OF
                                    REGISTRATION     APPLICATION   REGISTRATION/APPLICATION   EXPIRATION                   8/31/2003
         DESCRIPTION                   NUMBER          NUMBER             FILING DATE            DATE       LOCATION          (1)
------------------------------------------------------------------------------------------------------------------------------------
Ginkgo Power                           1632125                             1/22/1991                      Hauppauge, NY     Unknown
Migracin                               1638118                             3/19/1991                      Hauppauge, NY     Unknown
Ginger Power                           1635934                             2/26/1991                      Hauppauge, NY     Unknown
Skinny Formula                         1635933                             2/26/1991                      Hauppauge, NY     Unknown
Femcleanse                             1635931                             2/26/1991                      Hauppauge, NY     Unknown
Silica-Power                           1635930                             2/26/1991                      Hauppauge, NY     Unknown
More of Nature's Goodness              1636638                             3/5/1991                       Hauppauge, NY     Unknown
Valerian Power                         1635929                             2/26/1991                      Hauppauge, NY     Unknown
Desert Herb Combination                1632124                             2/22/1991                      Hauppauge, NY     Unknown
Citrus Power                           1632890                             2/29/1991                      Hauppauge, NY     Unknown
St. John's Power                       1652870                             8/6/1991                       Hauppauge, NY     Unknown
Certified Potency logo                 1651283                             7/23/1991                      Hauppauge, NY     Unknown
Soy Power                                              76/120966           9/1/2000                       Hauppauge, NY     Unknown
The Herbal Millennium                                  75/141430           5/13/2003                      Hauppauge, NY     Unknown
Nutussin                               1483019                             4/5/1988                       Hauppauge, NY     Unknown
Allerin                                1471921                             1/12/1988                      Hauppauge, NY     Unknown
Caprinol                               1461620                            10/20/1987                      Hauppauge, NY     Unknown
Coldrin                                1457970                             9/22/1987                      Hauppauge, NY     Unknown
Safe-Cap                               1435268                             4/7/1987                       Hauppauge, NY     Unknown
Heart-Life                             1536033                             4/25/1989                      Hauppauge, NY     Unknown
PMS. O.S.                              1433521                             3/24/1987                      Hauppauge, NY     Unknown
PMS-Syn                                1466895                             12/1/1987                      Hauppauge, NY     Unknown
Aqua Trim                              1551571                             8/15/1989                      Hauppauge, NY     Unknown
Quietime                               1432678                             3/17/1987                      Hauppauge, NY     Unknown
Stresstop                              1441740                             6/9/1987                       Hauppauge, NY     Unknown
Cardio-Care                            1432677                             3/17/1987                      Hauppauge, NY     Unknown
Digestab                               1441739                             6/9/1987                       Hauppauge, NY     Unknown
Imune-Gard                             1408176                             9/9/1986                       Hauppauge, NY     Unknown
Natur-Pharma                           1555434                             9/12/1989                      Hauppauge, NY     Unknown
Congest-Ease                           1400070                             7/8/1986                       Hauppauge, NY     Unknown
Stress-Release                         1364129                             10/8/1985                      Hauppauge, NY     Unknown
Ever-Slender                           1374544                            12/10/1985                      Hauppauge, NY     Unknown

(1) Debtor is unable to allocate values to individual patents, copyrights and trademarks without unreasonable effort.

                                   Exhibit B21

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-21

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL PROPERTY. GIVE PARTICULARS.

                                                                                                                             VALUE
                                                                                                                             AS OF
                                    REGISTRATION     APPLICATION   REGISTRATION/APPLICATION   EXPIRATION                   8/31/2003
         DESCRIPTION                   NUMBER          NUMBER             FILING DATE            DATE       LOCATION          (1)
------------------------------------------------------------------------------------------------------------------------------------
Gentle-Cleanse                         1364128                             10/8/1985                      Hauppauge, NY     Unknown
Potency Power                          1364127                             10/8/1985                      Hauppauge, NY     Unknown
Passion-Power                          1364126                             10/8/1985                      Hauppauge, NY     Unknown
Good-Nite                              1364125                             10/8/1985                      Hauppauge, NY     Unknown
Nature's Power                         1364124                             10/8/1985                      Hauppauge, NY     Unknown
Power                                  1400866                             7/15/1986                      Hauppauge, NY     Unknown
Healthcare Naturals                    1378779                             1/21/1986                      Hauppauge, NY     Unknown
Cold-Control                           1402630                             7/22/1986                      Hauppauge, NY     Unknown
Allerelief                             1331599                             4/23/1985                      Hauppauge, NY     Unknown
Power-Herb                             1351273                             7/30/1985                      Hauppauge, NY     Unknown
Senna-Lax                              1460560                            10/13/1987                      Hauppauge, NY     Unknown
Herbtrim                               1305702                            11/20/1984                      Hauppauge, NY     Unknown
Vege Lax                               1315339                             1/22/1985                      Hauppauge, NY     Unknown
Travel-ease                            1306793                            11/27/1984                      Hauppauge, NY     Unknown
Zest-Aid                               1347126                             7/9/1985                       Hauppauge, NY     Unknown
Herbal Calm                            1317572                             2/5/1985                       Hauppauge, NY     Unknown
Menstrual Ease                         1345516                             7/2/1985                       Hauppauge, NY     Unknown
Diurtab                                1304664                            11/13/1984                      Hauppauge, NY     Unknown
Arth Plus                              1382959                             2/18/1986                      Hauppauge, NY     Unknown
Bronc Ease                             1304663                            11/13/1984                      Hauppauge, NY     Unknown
Femchange                              1304662                            11/13/1984                      Hauppauge, NY     Unknown
Winterspice                            1234246                             4/12/1983                      Hauppauge, NY     Unknown
The Herb Master's Original
 Formulas                              1234245                             4/12/1983                      Hauppauge, NY     Unknown
Nature's Author                        1234244                             4/12/1983                      Hauppauge, NY     Unknown
Willowtab                              1235143                             4/19/1983                      Hauppauge, NY     Unknown
Andro Fuel                             2293618                            11/16/1999                      Hauppauge, NY     Unknown
Beyond Cholesterol                     2443239                             4/10/2001                      Hauppauge, NY     Unknown
Birch Bark-Power                       2377505                             8/15/2000                      Hauppauge, NY     Unknown
Blackberry Moon                        2286698                            10/12/1999                      Hauppauge, NY     Unknown
Cardio Results                         2437591                             3/20/2001                      Hauppauge, NY     Unknown
Carp-L Care                            2718053                             5/20/2003                      Hauppauge, NY     Unknown
Cholesterol-Power                      2298211                             12/7/1999                      Hauppauge, NY     Unknown

(1) Debtor is unable to allocate values to individual patents, copyrights and trademarks without unreasonable effort.

                                   Exhibit B21

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-21

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL PROPERTY. GIVE PARTICULARS.

                                                                                                                             VALUE
                                                                                                                             AS OF
                                    REGISTRATION     APPLICATION   REGISTRATION/APPLICATION   EXPIRATION                   8/31/2003
         DESCRIPTION                   NUMBER          NUMBER             FILING DATE            DATE       LOCATION          (1)
------------------------------------------------------------------------------------------------------------------------------------
Cholesterol Success                    2652592                            11/19/2002                      Hauppauge, NY     Unknown
CLA Fuel                               2476268                             8/7/2001                       Hauppauge, NY     Unknown
Creatine Fizz Fuel                     2448371                             5/1/2001                       Hauppauge, NY     Unknown
Energy Fuel                            2595723                             7/16/2002                      Hauppauge, NY     Unknown
FastBurn                               2373811                             8/1/2000                       Hauppauge, NY     Unknown
FlexiLicious                           2633220                             10/8/2002                      Hauppauge, NY     Unknown
Fuel Plex                              2729521                             6/24/2003                      Hauppauge, NY     Unknown
Herbal Orchard                         2308003                             1/11/2000                      Hauppauge, NY     Unknown
Joint Food                             2594565                             7/16/2002                      Hauppauge, NY     Unknown
Lazy Lemontime                         2375521                             8/8/2000                       Hauppauge, NY     Unknown
Lycosoy                                2443427                             4/10/2001                      Hauppauge, NY     Unknown
Mega Soy                               2293620                            11/16/1999                      Hauppauge, NY     Unknown
Nettle Root Power                      251308                             11/27/2001                      Hauppauge, NY     Unknown
Oregano-Power                          2493123                             9/25/2001                      Hauppauge, NY     Unknown
Peach Blush                            2286700                            10/12/1999                      Hauppauge, NY     Unknown
Peppermint Breeze                      2286699                            10/12/1999                      Hauppauge, NY     Unknown
Pro-Complex Formula                    2381842                             8/29/2000                      Hauppauge, NY     Unknown
Raspberry Melody                       2286701                            10/12/1999                      Hauppauge, NY     Unknown
Red Clover Power                       2500727                            10/23/2001                      Hauppauge, NY     Unknown
Seastatin                              2443374                             4/10/2001                      Hauppauge, NY     Unknown
Sharp Thinking                         2317252                             2/8/2000                       Hauppauge, NY     Unknown
Strawberry Journey                     2333398                             3/21/2000                      Hauppauge, NY     Unknown
Strength Fuel                          2513423                            11/27/2001                      Hauppauge, NY     Unknown
Thermo 1                               2507635                            11/13/2001                      Hauppauge, NY     Unknown
Today's Woman                          2441580                             4/3/2001                       Hauppauge, NY     Unknown
Tomato-Power                           2520644                            12/18/2001                      Hauppauge, NY     Unknown
Triple Whey Fuel                       2293619                            11/16/1999                      Hauppauge, NY     Unknown
Twinlab Skin Fitness                   2443320                             4/10/2001                      Hauppauge, NY     Unknown
Ultra3 Growth Fuel                     2744188                             7/29/2003                      Hauppauge, NY     Unknown
Vita-Lok                               2443031                             4/10/2001                      Hauppauge, NY     Unknown
AM Protein Fuel                                        76/525807           5/4/2003                       Hauppauge, NY     Unknown
Amino Complex                                          76/505739           4/11/2003                      Hauppauge, NY     Unknown
Blood Pressure Control                                 76/532419           7/25/2003                      Hauppauge, NY     Unknown
Cran Tract                                             76/519434           5/27/2003                      Hauppauge, NY     Unknown
Diabalance                                             76/432885      Notice of Allowance
                                                                        issued 3/11/03                    Hauppauge, NY     Unknown
Ecdyburn                                               76/442812       Statement of Use
                                                                         filed 6/20/03                    Hauppauge, NY     Unknown

(1) Debtor is unable to allocate values to individual patents, copyrights and trademarks without unreasonable effort.

                                   Exhibit B21

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-21

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL PROPERTY. GIVE PARTICULARS.

                                                                                                                             VALUE
                                                                                                                             AS OF
                                    REGISTRATION     APPLICATION   REGISTRATION/APPLICATION   EXPIRATION                   8/31/2003
         DESCRIPTION                   NUMBER          NUMBER             FILING DATE            DATE       LOCATION          (1)
------------------------------------------------------------------------------------------------------------------------------------
Ecdycut                                                76/442811       Statement of Use
                                                                         filed 6/20/03                    Hauppauge, NY     Unknown
MRP Nitrate 3 Fuel                                     76/505737           4/11/2003                      Hauppauge, NY     Unknown
Carb Defense                                           76/373670      Notice of Allowance
                                                                         issued 2/17/02                   Hauppauge, NY     Unknown
Thermo Sport                                           76/261238        filed 5/24/01
                                                                          -suspended                      Hauppauge, NY     Unknown
Spiru-Licious                                          76/519435           5/27/2003                      Hauppauge, NY     Unknown
The Science Behind the Size                            76/382263      Notice of Allowance
                                                                        issued 12/31/02                   Hauppauge, NY     Unknown
TwinSorb                                               76/526266           6/27/2003                      Hauppauge, NY     Unknown
Vital Memory                                           76/525806           5/14/2003                      Hauppauge, NY     Unknown
Xtreme Power Fuel                                      76/505738           4/11/2003                      Hauppauge, NY     Unknown
Puerto Rico - Alvita                    39032                              1/31/1998                      Hauppauge, NY     Unknown
Puerto Rico - Alvita                    39031                              1/31/1998                      Hauppauge, NY     Unknown
Puerto Rico - Nature's Herbs            39935                              1/31/1998                      Hauppauge, NY     Unknown
Puerto Rico - Twinlab                   32128                              8/9/1993                       Hauppauge, NY     Unknown
                                                                                                               TOTAL      $1,113,812

(1) Debtor is unable to allocate values to individual patents, copyrights and trademarks without unreasonable effort.

                                   Exhibit B21

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-22

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

PERSONAL PROPERTY LICENCES, FRANCHISES, AND OTHER GENERAL INTANGIBLES.

====================================================================================================================================
TYPE OF PROPERTY         DESCRIPTION AND LOCATION OF PROPERTY                           CURRENT MARKET VALUE OF DEBTOR'S INTEREST
                                                                                        IN PROPERTY, WITHOUT DEDUCTING ANY SECURED
                                                                                              CLAIM OR EXEMPTION AS OF 8/31/03
------------------------------------------------------------------------------------------------------------------------------------
License Agreement        Reducol License - Novartis                                           $                         20,690
                         150 Motor Parkway
                         Hauppauge, NY 11788

Intangible Asset         Goodwill                                                                                      349,560
                         150 Motor Parkway
                         Hauppauge, NY 11788

Intangible Asset         Deferred Financing Costs - Revolver                                                         1,092,613
                         150 Motor Parkway
                         Hauppauge, NY 11788

Intangible Asset         Deferred Financing Costs - Public Exchange Costs                                               27,462
                         150 Motor Parkway
                         Hauppauge, NY 11788

Intangible Asset         Deferred Financing Costs - Senior Notes/ Transaction Costs                                    493,264
                         150 Motor Parkway
                         Hauppauge, NY 11788

------------------------------------------------------------------------------------------------------------------------------------
                                                                                TOTAL         $                      1,983,589
====================================================================================================================================


                                  Exhibit B22                     Page 40 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-23

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

AUTOMOBILES, TRUCKS, TRAILERS AND OTHER VEHICLES

==================================================================================================
                                                                                 NET BOOK VALUE AS
ASSET #      ASSET CLASS        ASSET DESCRIPTION             LOCATION             OF 8/31/2003
--------------------------------------------------------------------------------------------------
 50004        Vehicles        1999 Plymouth Voyager      American Fork, Utah     $           8,315
                                                                                 -----------------
                                                           TOTAL VEHICLES        $           8,315
==================================================================================================


                                  Exhibit B23                     Page 41 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-26

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

OFFICE EQUIPMENT, FURNISHINGS AND SUPPLIES

=============  ==================  ==================================================  ===================  ===============
                                                                                                             NET BOOK VALUE
    ASSET #        ASSET CLASS                      ASSET DESCRIPTION                        LOCATION       AS OF 8/31/2003
-------------  ------------------  --------------------------------------------------  -------------------  ---------------
     30289      Office Equipment         Telephone sets - Avaya 841dd black (15)       American Fork, Utah  $         5,326
     30283      Office Equipment              In Focus LP 775 XGA Projector            American Fork, Utah  $         2,659
     30261      Office Equipment      Vintage Oak (2 maple 52w84hx14.50d) Bookcase     American Fork, Utah  $         1,052
     30260      Office Equipment    Int Sloutions (100 Harper Sorters/100 Side Tray)   American Fork, Utah  $         6,846
     30258      Office Equipment      Int. Solutions (Tear down & install cubicals)    American Fork, Utah  $         2,946
     30257      Office Equipment     Int. Solutions (4 Power Poles Ceiling Harness)    American Fork, Utah  $           283
     30256      Office Equipment     Int. Solutions (20 Call stations, install, tax)   American Fork, Utah  $        22,960
     30252      Office Equipment       Interior Solutions (Desk & Files & Access)      American Fork, Utah  $         2,491
     30251      Office Equipment      Interior Solutions (16) Files & Installation     American Fork, Utah  $         5,093
     30250      Office Equipment            MBI (Black Graphite Back Sorter)           American Fork, Utah  $           574
     30249      Office Equipment            Tables (24' x 8' shipping table)           American Fork, Utah  $           196
     30248      Office Equipment         Tables (2) 30"x6' Oak Tables Mail Room        American Fork, Utah  $           534
     30231      Office Equipment                    OFFICE EQUIPMENT                   American Fork, Utah  $        13,830
     30213      Office Equipment                (4) MOBILE PEDESTAL FILES              American Fork, Utah  $           215
     30205      Office Equipment              SCULPTURE-WORTHINGTON GALLERY            American Fork, Utah  $           370
     30204      Office Equipment                         ARTWORK                       American Fork, Utah  $           289
     30199      Office Equipment                     FILING CABINETS                   American Fork, Utah  $           670
     30198      Office Equipment                   (7) OFFICE CUBICLES                 American Fork, Utah  $         4,918
     30194      Office Equipment                    HIGH BACK CHAIRS                   American Fork, Utah  $           254
     30193      Office Equipment                 ARTWORK - FRONT OFFICE                American Fork, Utah  $         1,656
     30192      Office Equipment               WALL CASE SHELVES AND DECK              American Fork, Utah  $           424
     30191      Office Equipment           TIMEKEEPERS PROXIMITY READERS ETC.          American Fork, Utah  $         7,056
     30190      Office Equipment                    OFFICE EQUIPMENT                   American Fork, Utah  $        82,730
     30187      Office Equipment                 (8) NEW OFFICE CUBICLES               American Fork, Utah  $         5,667
     30182      Office Equipment              INSTALLATION OF PHONE SYSTEM             American Fork, Utah  $         3,758
     30181      Office Equipment                    (3) LATERAL FILES                  American Fork, Utah  $            94
     30180      Office Equipment                (3) HON MOBILE PEDESTALS               American Fork, Utah  $            81
     30171      Office Equipment              TABLES 1ST FLOOR OFFICE FURN.            American Fork, Utah  $         2,800
     30170      Office Equipment                  (35) FILING CABINETS                 American Fork, Utah  $         2,334
     30169      Office Equipment         OFFICE FURNITURE-GRANITE TABLE & MISC.        American Fork, Utah  $         2,373
     30168      Office Equipment                      LAN FURNITURE                    American Fork, Utah  $         3,468
     30161      Office Equipment                   (8)TRAINING TABLES                  American Fork, Utah  $           305
     30157      Office Equipment        (300)CHAIRS(67)TABLES LUNCH ROOM UPSTAIRS      American Fork, Utah  $         4,738
     30156      Office Equipment       PHASE 1 SECOND FLOOR WORKSTATIONS AND DESKS     American Fork, Utah  $         6,345
     30155      Office Equipment               (16)GUEST CHAIRS WITH ARMS              American Fork, Utah  $           213
     30154      Office Equipment                      FILE CABINETS                    American Fork, Utah  $           462
     30153      Office Equipment                      FILE CABINETS                    American Fork, Utah  $           462
     30288      Office Equipment                  PROJECTION EQUIPMENT                 Hauppauge, New York  $         3,962
     30259      Office Equipment                  Carr Business Systems                Hauppauge, New York  $         1,115
     30255      Office Equipment                 Ma Cyclone 1000 Special               Hauppauge, New York  $           152
     30254      Office Equipment        30'x60' Double Desk, Ergonomic Task Chair      Hauppauge, New York  $         5,717
     30253      Office Equipment          Machine Stand, Task Chair, Multi Task        Hauppauge, New York  $           281
     30247      Office Equipment                 Ma Cyclone 1000 Special               Hauppauge, New York  $           543
     30149      Office Equipment            SUPPLY/INSTALL NEC ELECTRA PHONES          Hauppauge, New York  $         1,077
     30148      Office Equipment               SUPPLY/INSTALL EXTS. 7334-6             Hauppauge, New York  $           454
     30147      Office Equipment           SUPPLY/INSTALL PLANTRONIC HEADSETS          Hauppauge, New York  $           242


                                  Exhibit B26                     Page 42 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-26

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

OFFICE EQUIPMENT, FURNISHINGS AND SUPPLIES

=============  ==================  ==================================================  ===================  ===============
                                                                                                             NET BOOK VALUE
    ASSET #        ASSET CLASS                      ASSET DESCRIPTION                        LOCATION       AS OF 8/31/2003
-------------  ------------------  --------------------------------------------------  -------------------  ---------------
     30146      Office Equipment              SUPPLY/INSTALL VARIOUS CABLES            Hauppauge, New York  $         1,066
     30145      Office Equipment        REMOVE OLD CABLES, INSTALL & RE-ROUTE NEW      Hauppauge, New York  $         3,125
     30144      Office Equipment              SUPPLY/INSTALL VARIOUS CABLES            Hauppauge, New York  $        11,268
     30143      Office Equipment          SUPPLY/INSTALL PAGING AMP & SPEAKERS         Hauppauge, New York  $         1,766
     30142      Office Equipment             SUPPLY (60) 7FT. COMPUTER CORDS           Hauppauge, New York  $           112
     30141      Office Equipment                      NEC NEAX-2000                    Hauppauge, New York  $        15,406
     30140      Office Equipment                   NEC DISPLAY PHONES                  Hauppauge, New York  $         4,696
     30139      Office Equipment                      NEC NEAX-2000                    Hauppauge, New York  $        60,790
     30138      Office Equipment                    Office Equipment                   Hauppauge, New York  $         1,026
     30137      Office Equipment                DEPOSIT RECLASS JE MSC11               Hauppauge, New York  $        20,242
     30136      Office Equipment                DEPOSIT RECLASS JE MSC11               Hauppauge, New York  $         5,944
     30135      Office Equipment              ARTWORK FOR 3RD FLOOR OFFICE             Hauppauge, New York  $         3,283
     30134      Office Equipment                COMPUTER DESK - C. COMBA               Hauppauge, New York  $           244
     30133      Office Equipment                 FAX MACHINE - C. COMBA                Hauppauge, New York  $           356
     30132      Office Equipment                  FAX MACHINE - D. BOYD                Hauppauge, New York  $            76
     30131      Office Equipment                FAX MACHINE - R. SWETMAN               Hauppauge, New York  $            74
     30130      Office Equipment                  FAX MACHINE - G. HEIM                Hauppauge, New York  $           152
     30129      Office Equipment                     CANON 8500 FAX                    Hauppauge, New York  $           854
     30128      Office Equipment             NEC NEAX 2000 IVS TELEPHONE SYS           Hauppauge, New York  $         9,999
     30127      Office Equipment              LINCOLN CENTER POSTERS/PHOTS             Hauppauge, New York  $         3,215
     30126      Office Equipment           DESK,BOOKCASE,CABINET - G.ALECUSAN          Hauppauge, New York  $         6,170
     30125      Office Equipment              EXPANSION OF TELEPHONE SYSTEM            Hauppauge, New York  $         9,999
     30124      Office Equipment           SPEAKERPHONES/DIGITAL STATION CARDS         Hauppauge, New York  $         1,542
     30123      Office Equipment                       FAX MACHINE                     Hauppauge, New York  $           249
     30122      Office Equipment               MACBETH TRANSP ILLUMINATOR              Hauppauge, New York  $           279
     30121      Office Equipment                     CANON 8500 FAX                    Hauppauge, New York  $           854
     30120      Office Equipment                 MID BACK LEATHER CHAIR                Hauppauge, New York  $            75
     30119      Office Equipment                  CANON PLAIN PAPER FAX                Hauppauge, New York  $           867
     30118      Office Equipment                      FAX & PRINTER                    Hauppauge, New York  $           369
     30117      Office Equipment                CANON LASER FAX MACHINES               Hauppauge, New York  $         1,103
     30116      Office Equipment                      LEATHER SOFA                     Hauppauge, New York  $           948
     30115      Office Equipment                  CANON PLAIN PAPER FAX                Hauppauge, New York  $           867
     30114      Office Equipment              DISPLAY PHONE & VOICE CABLES             Hauppauge, New York  $         4,651
     30113      Office Equipment          DOUBLE ENTRY DOOR W/HANDLES & GRILLES        Hauppauge, New York  $         4,645
     30112      Office Equipment                   CUSTOM SEATING UNIT                 Hauppauge, New York  $         4,209
     30111      Office Equipment            EXEC CONFEREN ARMOIRE/PRES BOARD           Hauppauge, New York  $         6,494
     30110      Office Equipment            BAL ON ENTRY DOORS-TO BE RECLASS           Hauppauge, New York  $         3,433
     30109      Office Equipment                    ARTWORK IN OFFICE                  Hauppauge, New York  $        11,163
     30108      Office Equipment              CLOSET SYS EXE REFRIG FOR EXC            Hauppauge, New York  $           810
     30107      Office Equipment                10 HON FILE 4DRW CABINETS              Hauppauge, New York  $           551
     30106      Office Equipment            3 CANON LASER 8500 PLAIN PAP FAX           Hauppauge, New York  $         1,927
     30105      Office Equipment           COMPUTER SYSTEM FOR CAROL GOLDBERG          Hauppauge, New York  $         2,205
     30104      Office Equipment              SOFA FOR ANNEX RECEPTION AREA            Hauppauge, New York  $           700
     30102      Office Equipment               FRAMING OF ARTWORK 91 UNITS             Hauppauge, New York  $        15,676
     30101      Office Equipment           PANELS BTW DESKS IN EXECUTIVE AREA          Hauppauge, New York  $           477
     30100      Office Equipment               CABINETS-OVERHEAD,PEDESTALS             Hauppauge, New York  $           773


                                  Exhibit B26                     Page 43 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-26

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

OFFICE EQUIPMENT, FURNISHINGS AND SUPPLIES

=============  ==================  ==================================================  ===================  ===============
                                                                                                             NET BOOK VALUE
    ASSET #        ASSET CLASS                      ASSET DESCRIPTION                        LOCATION       AS OF 8/31/2003
-------------  ------------------  --------------------------------------------------  -------------------  ---------------
     30099      Office Equipment              76 HEAVY DUTY GRID CHAIR MATS            Hauppauge, New York  $         2,172
     30098      Office Equipment                11 WIDE FIVE DRAWER LATER              Hauppauge, New York  $         2,153
     30097      Office Equipment            PAOLI EIGHT DRAWER LATERIAL FILE           Hauppauge, New York  $         1,529
     30096      Office Equipment                   CUSTOM SEATING UNIT                 Hauppauge, New York  $         3,111
     30095      Office Equipment            EXEC CONFEREN ARMOIRE/PRES BOARD           Hauppauge, New York  $         4,799
     30094      Office Equipment              GLASS TOPS FOR CONFER TABLES             Hauppauge, New York  $           461
     30093      Office Equipment             NETWORK EQUIPMENT RONK TO HAUP            Hauppauge, New York  $        21,530
     30092      Office Equipment            CONFERENCE RM/LUNCH RM FURNITURE           Hauppauge, New York  $         2,139
     30091      Office Equipment                      COMPUTER CART                    Hauppauge, New York  $            45
     30090      Office Equipment              EXEC BATHRM ACCESS/DOOR HOOKS            Hauppauge, New York  $           322
     30089      Office Equipment              TV & VCR -BOARD RM-150 MOTOR             Hauppauge, New York  $         1,022
     30088      Office Equipment                EXECUTIVE LAMP-150 MOTOR               Hauppauge, New York  $         3,412
     30087      Office Equipment                 COMMISSION ON FURNITURE               Hauppauge, New York  $           276
     30086      Office Equipment           OFFICE SYSTEM & FURNISHING-150 MOT          Hauppauge, New York  $        22,292
     30085      Office Equipment           OFFICE SYSTEM & FURNISHING-150 MOT          Hauppauge, New York  $         2,768
     30084      Office Equipment           OFFICE SYSTEM & FURNISHING-150 MOT          Hauppauge, New York  $       153,086
     30083      Office Equipment           EXECUTIVE FURNITURE(COUCHES,TABLES          Hauppauge, New York  $        32,692
     30082      Office Equipment            NEW UPS MODEL#BEST 5KVA-150 MOTOR          Hauppauge, New York  $         2,310
     30081      Office Equipment              MAIL ROOM FURNITURE-150 MOTOR            Hauppauge, New York  $         1,827
     30080      Office Equipment                     CANON FAX 8500                    Hauppauge, New York  $           640
     30079      Office Equipment                (3) CANON LASER 8500 FAX               Hauppauge, New York  $         1,927
     30287      Office Equipment        Buy out of 3 copiers from Great American       Hauppauge, New York  $         3,137
     30286      Office Equipment        Buy out of 2 copiers from Loyal Business       Hauppauge, New York  $         2,109
     30285      Office Equipment         Cannon Copiers Lease Buy Out PO# 31970        Hauppauge, New York  $         2,587
     30284      Office Equipment                Canon D30 Digital Camera               Hauppauge, New York  $         5,088
     30282      Office Equipment           EzPro 710 Multimedia DLP Projector          Hauppauge, New York  $         2,529
     30262      Office Equipment                         Camera                        Hauppauge, New York  $           417

                                                                                                            ---------------
TOTAL OFFICE EQUIPMENT                                                                                      $       711,125
                                                                                                            ---------------

     40105     Furniture/Fixtures    Office Pro Corner Hutch, Corner Desk, 3-Drawer    American Fork, Utah  $         2,311
     40104     Furniture/Fixtures             Stainless Steel Counter Tops             American Fork, Utah  $           918
     40102     Furniture/Fixtures           Refurbushment of Blending Room 2           American Fork, Utah  $         1,979
     40098     Furniture/Fixtures                   Hon File Cabinets                  Hauppauge, New York  $         1,383
     40097     Furniture/Fixtures                  Huntington Business                 Hauppauge, New York  $           207
     40096     Furniture/Fixtures    Desktoi, Mounting Shelves, Storage Compartment    Hauppauge, New York  $         3,061
     40095     Furniture/Fixtures            Enclosure Frames, Upright Doors           Hauppauge, New York  $         1,202
     40094     Furniture/Fixtures                   Gilbert Displays                   Hauppauge, New York  $       226,971
     40090     Furniture/Fixtures                   Hon File Cabinets                  Hauppauge, New York  $           339
     40089     Furniture/Fixtures                   Hon File Cabinets                  Hauppauge, New York  $           339
     40088     Furniture/Fixtures                   Hon File Cabinets                  Hauppauge, New York  $           339
     40087     Furniture/Fixtures          36" Wide Five Drawer Lateral Files          Hauppauge, New York  $           673
     40086     Furniture/Fixtures                   Hon File Cabinets                  Hauppauge, New York  $         1,287
     40085     Furniture/Fixtures                 Contour Stack Chairs                 Hauppauge, New York  $           868
     40084     Furniture/Fixtures                   Hon File Cabinets                  Hauppauge, New York  $         4,221
     40082     Furniture/Fixtures       Glass Tops for various Conference Tables       Hauppauge, New York  $           248


                                  Exhibit B26                     Page 44 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-26

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

OFFICE EQUIPMENT, FURNISHINGS AND SUPPLIES

=============  ==================  ==================================================  ===================  ===============
                                                                                                             NET BOOK VALUE
    ASSET #        ASSET CLASS                      ASSET DESCRIPTION                        LOCATION       AS OF 8/31/2003
-------------  ------------------  --------------------------------------------------  -------------------  ---------------
     40059     Furniture/Fixtures               HEAVY DUTY GRID CHAIRMATS              Hauppauge, New York  $           644
     40058     Furniture/Fixtures               ELECTRIFIED WORKSTATIONS               Hauppauge, New York  $        20,242
     40057     Furniture/Fixtures               MAHOGANY WOOD VENEER DESK              Hauppauge, New York  $           846
     40056     Furniture/Fixtures                       Furniture                      Hauppauge, New York  $         4,002
     40055     Furniture/Fixtures          FRAMING FOR PHOTOS IN CORRIDOR III          Hauppauge, New York  $         1,710
     40054     Furniture/Fixtures                CLAY ARTIFACTS W/STANDS               Hauppauge, New York  $         1,680
     40053     Furniture/Fixtures           DESK, FILING CABINET, BOOK SHELF           Hauppauge, New York  $           720
     40052     Furniture/Fixtures                MAHOGANY PRINTER STANDS               Hauppauge, New York  $         2,001
     40051     Furniture/Fixtures               MULTIFUNCTION TASK CHAIRS              Hauppauge, New York  $           238
     40050     Furniture/Fixtures             WORKMASTER 4 POST-BLACK BASE             Hauppauge, New York  $           200
     40049     Furniture/Fixtures                   COMBO LAMP BLACK                   Hauppauge, New York  $            39
     40048     Furniture/Fixtures           RECEPTION SIGN-CONVEX PILL SHAPE           Hauppauge, New York  $         1,672
     40047     Furniture/Fixtures           RECEPTION SIGN-CONVEX PILL SHAPE           Hauppauge, New York  $         1,672
     40046     Furniture/Fixtures                   ARTWORK & FRAMING                  Hauppauge, New York  $         2,396
     40045     Furniture/Fixtures                        RECKSON                       Hauppauge, New York  $           799
     40044     Furniture/Fixtures        INSTALLATION DESKS & FILES FOR BOHEMIA        Hauppauge, New York  $           770
     40043     Furniture/Fixtures            48 SQUARE TABLE FOR S.BLECHMAN            Hauppauge, New York  $           948
     40042     Furniture/Fixtures            GLASS TOP FOR CONFERENCE TABLE            Hauppauge, New York  $           312
     40040     Furniture/Fixtures         DESKS/DRAWERS/CHAIRS/CONFERENCE TABLE        Hauppauge, New York  $         9,212
     40039     Furniture/Fixtures                   ARTWORK & FRAMING                  Hauppauge, New York  $         5,782
     40037     Furniture/Fixtures           FRAMING OF D & J BLECMAN PICTURE           Hauppauge, New York  $           295
     40115     Furniture/Fixtures          refurbish booth for Arnold Classic          Hauppauge, New York  $        76,692
     40114     Furniture/Fixtures         Twinlab Interco for Office Furniture         Hauppauge, New York  $           877
     40113     Furniture/Fixtures  Twinlab interco for Artwork Stewart Micheal & Plan  Hauppauge, New York  $         8,387
     40112     Furniture/Fixtures         Twinlab interco for Office Furniture         Hauppauge, New York  $        16,543
     40111     Furniture/Fixtures                   Frames & Pictures                  Hauppauge, New York  $         1,657
     40110     Furniture/Fixtures   Balance on 2 reception area workstations, 1 chair  Hauppauge, New York  $        17,236
     40109     Furniture/Fixtures                   Frames & Pictures                  Hauppauge, New York  $         1,357
     40108     Furniture/Fixtures              Reception area workstation              Hauppauge, New York  $         1,946
     40107     Furniture/Fixtures  50% Deposit on 2 reception area workstations, 1 ch  Hauppauge, New York  $         2,037

                                                                                                            ---------------
TOTAL FURNITURE / FIXTURES                                                                                  $       429,258
                                                                                                            ---------------

     60546      Computer Hardware               Computer - Nature's Herbs              American Fork, Utah  $         1,535
     60522      Computer Hardware           Interco Charge from Natures Herbs          American Fork, Utah  $           433
     60765      Computer Hardware     IBM Thinkpad A31 2652 w. replicator, adapter,    American Fork, Utah  $         2,243
     60764      Computer Hardware     APC Smart RM750VA, UPS 2200VA, UPS RM 3000VA     American Fork, Utah  $         6,899
     60763      Computer Hardware            CISCO Hardware from Manchester            American Fork, Utah  $         7,116
     60722      Computer Hardware     IBM Thinkpad A31 CTO, 128MB w. 128MB upgrade     American Fork, Utah  $         1,818
     60720      Computer Hardware        Computer Server (Buyout of Jacom Lease)       American Fork, Utah  $         3,840
     60719      Computer Hardware       Scanner TRMNL T2425C, 2MB, TCP/IP, 2.4GHZ      American Fork, Utah  $         2,274
     60718      Computer Hardware       Scanner TRMNL T2425C, 2MB, TCP/IP, 2.4GHZ      American Fork, Utah  $         2,274
     60717      Computer Hardware       Scanner TRMNL T2425C, 2MB, TCP/IP, 2.4GHZ      American Fork, Utah  $         2,274
     60716      Computer Hardware       Scanner TRMNL T2425C, 2MB, TCP/IP, 2.4GHZ      American Fork, Utah  $         2,274
     60715      Computer Hardware         Scanner TRMNL T2455B, VT/ANSI, 2.4GHZ        American Fork, Utah  $         4,032
     60714      Computer Hardware         Scanner TRMNL T2455B, VT/ANSI, 2.4GHZ        American Fork, Utah  $         4,032


                                  Exhibit B26                     Page 45 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-26

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

OFFICE EQUIPMENT, FURNISHINGS AND SUPPLIES

=============  ==================  ==================================================  ===================  ===============
                                                                                                             NET BOOK VALUE
    ASSET #        ASSET CLASS                      ASSET DESCRIPTION                        LOCATION       AS OF 8/31/2003
-------------  ------------------  --------------------------------------------------  -------------------  ---------------
     60713      Computer Hardware       Scanner TRMNL T2425C, 2MB, TCP/IP, 2.4GHZ      American Fork, Utah  $         2,229
     60712      Computer Hardware       Scanner TRMNL T2425C, 2MB, TCP/IP, 2.4GHZ      American Fork, Utah  $         2,229
     60711      Computer Hardware       Scanner TRMNL T2425C, 2MB, TCP/IP, 2.4GHZ      American Fork, Utah  $         2,229
     60710      Computer Hardware       Scanner TRMNL T2425C, 2MB, TCP/IP, 2.4GHZ      American Fork, Utah  $         2,229
     60709      Computer Hardware       Scanner TRMNL T2425C, 2MB, TCP/IP, 2.4GHZ      American Fork, Utah  $         2,229
     60708      Computer Hardware       Scanner TRMNL T2425C, 2MB, TCP/IP, 2.4GHZ      American Fork, Utah  $         2,229
     60707      Computer Hardware       Scanner TRMNL T2425C, 2MB, TCP/IP, 2.4GHZ      American Fork, Utah  $         2,229
     60706      Computer Hardware       Scanner TRMNL T2425C, 2MB, TCP/IP, 2.4GHZ      American Fork, Utah  $         2,229
     60705      Computer Hardware       Scanner TRMNL T2425C, 2MB, TCP/IP, 2.4GHZ      American Fork, Utah  $         2,229
     60704      Computer Hardware       Scanner TRMNL T2425C, 2MB, TCP/IP, 2.4GHZ      American Fork, Utah  $         2,229
     60703      Computer Hardware       (3) 512MB PC133 ECC SDRAM RDIMM Netfinity      American Fork, Utah  $         1,213
     60696      Computer Hardware          IBM Thinkpad, Pentium 3, 20GB, DVD          American Fork, Utah  $         1,390
     60680      Computer Hardware           20 Computers for Call Center-Utah          American Fork, Utah  $        17,678
     60679      Computer Hardware               Router Part NO.#550.2250               American Fork, Utah  $           369
     60678      Computer Hardware  Amex-Micron Millennia w/Pentium III Microtower-Der  American Fork, Utah  $           371
     60677      Computer Hardware          Amex-17 Micron Monitors-Derek Price         American Fork, Utah  $           737
     60676      Computer Hardware                 Amex-3 Com 905B 5 Pak                American Fork, Utah  $           261
     60673      Computer Hardware             Brandon Smith Computers - 10             American Fork, Utah  $           280
     60672      Computer Hardware                Audio Visual Projector                American Fork, Utah  $            98
     60671      Computer Hardware            Computers for Call Center, Utah           American Fork, Utah  $         2,354
     60670      Computer Hardware          CPQ Deskpro EN 6/333 3.2GB 32M (5)          American Fork, Utah  $           603
     60650      Computer Hardware       Oshalog Multi-User w/ Maintenance Support      American Fork, Utah  $           795
     60649      Computer Hardware               TN750C Announcement Board              American Fork, Utah  $         2,465
     60648      Computer Hardware                 SAP Development Costs                American Fork, Utah  $        37,092
     60647      Computer Hardware                 SAP Warehouse Add On                 American Fork, Utah  $         2,566
     60635      Computer Hardware                    Dell Computers                    American Fork, Utah  $         4,803
     60634      Computer Hardware                     Millennia Ex                     American Fork, Utah  $         3,902
     60633      Computer Hardware    Drive Cage, 9.1GB Hard Drives, 18GB Hard Drives   American Fork, Utah  $         2,093
     60632      Computer Hardware               Antares 4M TCPI/P Scanner              American Fork, Utah  $        23,859
     60629      Computer Hardware                Intermec 4440B Printers               American Fork, Utah  $         8,878
     60601      Computer Hardware               HP Laserjet 4050 Network               American Fork, Utah  $         3,093
     60596      Computer Hardware  IBM - SLN Components, Desktop Options, ADI Systems  American Fork, Utah  $         5,520
     60591      Computer Hardware     Intermec 4440B Printer w/ IBM internal rew.,     American Fork, Utah  $         5,726
     60590      Computer Hardware                Scanner, 4 Slot Charger               American Fork, Utah  $         3,699
     60589      Computer Hardware     Intermec 4440B Printer w/ Ethernet Interface     American Fork, Utah  $         5,955
     60583      Computer Hardware       EDI Work - Trustedlink Windows Consulting      American Fork, Utah  $         2,232
     60582      Computer Hardware     IBM - Systems, Connectivity, Office Pro 2000,    American Fork, Utah  $         2,918
     60577      Computer Hardware                    Dimension 4100                    American Fork, Utah  $           714
     60575      Computer Hardware       DH+Card, RSLinks CD-Rom, RSLogix Software      American Fork, Utah  $         1,456
     60572      Computer Hardware         HP Jetdirect Ex Plus Ext Print Server        American Fork, Utah  $           592
     60571      Computer Hardware      PRN HP Laserjet 4050N 17PPM 1200DPI Network     American Fork, Utah  $         3,015
     60530      Computer Hardware               Dell Computer Pentium III              American Fork, Utah  $         2,009
     60523      Computer Hardware     Micron Comp. (3 MIL-128 Millennia Ex-Home Co)    American Fork, Utah  $         1,444
     60515      Computer Hardware              Micron Comp (5 Monitors 17")            American Fork, Utah  $           465
     60514      Computer Hardware      Dell Computers (1 Pentium 111 Comp & Assec)     American Fork, Utah  $         1,270
     60513      Computer Hardware       Micro Warehouse (2 HP Laserjet Printers)       American Fork, Utah  $           957


                                  Exhibit B26                     Page 46 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-26

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

OFFICE EQUIPMENT, FURNISHINGS AND SUPPLIES

=============  ==================  ==================================================  ===================  ===============
                                                                                                             NET BOOK VALUE
    ASSET #        ASSET CLASS                      ASSET DESCRIPTION                        LOCATION       AS OF 8/31/2003
-------------  ------------------  --------------------------------------------------  -------------------  ---------------
     60501      Computer Hardware     Micro Whse. (3) PRN JP Laserjet 4050 Printers    American Fork, Utah  $         1,359
     60500      Computer Hardware         Micro Whse. (3) HP Jetdirect printers        American Fork, Utah  $           220
     60499      Computer Hardware         Micro Whse. (2) superstack II PS Hubs        American Fork, Utah  $           409
     60498      Computer Hardware            Micro Whse. (Zip drives & misc)           American Fork, Utah  $         1,128
     60497      Computer Hardware       Micro Warehouse (1) Superstack II PS Hub       American Fork, Utah  $           276
     60496      Computer Hardware   Micron (5) Millenia w/Pent III, (5) 17" Monitors   American Fork, Utah  $         2,436
     60495      Computer Hardware         Micron (6) Memory 128mb 100MHz Sdram         American Fork, Utah  $           442
     60489      Computer Hardware           Integrated Tech (Power Supplies)           American Fork, Utah  $           806
     60488      Computer Hardware                 Micron Comp Equipment                American Fork, Utah  $         1,342
     60487      Computer Hardware               Micron Comp Millennia PII              American Fork, Utah  $           584
     60486      Computer Hardware               Micron Computer Equipment              American Fork, Utah  $            18
     60485      Computer Hardware                NECX (2) Video Cameras                American Fork, Utah  $           523
     60484      Computer Hardware        Dell Computer (4) Ispiron 7500, R500VT        American Fork, Utah  $         4,145
     60483      Computer Hardware         Dell Computer (1) Ispiron 7500 R500VT        American Fork, Utah  $         1,105
     60443      Computer Hardware             1 SERVER9 COMPUTERS AND MISC             American Fork, Utah  $        12,652
     60440      Computer Hardware               MICRON PERSONAL COMPUTERS              American Fork, Utah  $         4,302
     60438      Computer Hardware                 (25) MICRON COMPUTERS                American Fork, Utah  $         6,045
     60437      Computer Hardware             COMPUTER ROOM RACKING SYSTEM             American Fork, Utah  $        24,433
     60436      Computer Hardware               POWERCHUTE PLUS SOFTWARE               American Fork, Utah  $           574
     60435      Computer Hardware             MASTERCONSOLE SERVER & MISC.             American Fork, Utah  $         1,776
     60431      Computer Hardware             (25) MILLENIA PC'S W/MONITORS            American Fork, Utah  $         8,963
     60429      Computer Hardware             COMPUTER AND SOFTWARE EQUIP.             American Fork, Utah  $           587
     60428      Computer Hardware                     HP NETSERVER                     American Fork, Utah  $           453
     60427      Computer Hardware                  COMPUTER EQUIPMENT                  American Fork, Utah  $           329
     60425      Computer Hardware                  COMPUTER EQUIPMENT                  American Fork, Utah  $           285
     60424      Computer Hardware                  COMPUTER EQUIPMENT                  American Fork, Utah  $         3,355
     60423      Computer Hardware                  COMPUTER EQUIPMENT                  American Fork, Utah  $         1,103
     60422      Computer Hardware                   (1) LC3 NETSERVER                  American Fork, Utah  $           469
     60421      Computer Hardware                 (3) MICRON COMPUTERS                 American Fork, Utah  $           763
     60420      Computer Hardware                (9)HP LASERJET PRINTERS               American Fork, Utah  $         1,496
     60419      Computer Hardware               (6)MICRON MICROTOWER PC'S              American Fork, Utah  $         1,088
     60418      Computer Hardware             (2)POWER MACS MONITORS & MISC            American Fork, Utah  $         1,067
     60417      Computer Hardware              (3)POWER MACS & ACCESSORIES             American Fork, Utah  $           651
     60416      Computer Hardware       (10)COMPUTERS(2) LAPTOPS & MISC EQUIPMENT      American Fork, Utah  $         2,150
     60415      Computer Hardware                (10)JET DIRECT PRINTERS               American Fork, Utah  $           207
     60413      Computer Hardware                 (3) ANTARES SCANNERS                 American Fork, Utah  $           190
     60412      Computer Hardware               PERSONAL COMPUTERS (AMEX)              American Fork, Utah  $           957
     60411      Computer Hardware               PERSONAL COMPUTERS (AMEX)              American Fork, Utah  $           406
     60410      Computer Hardware                  (2) ANTARES RF UNIT                 American Fork, Utah  $         1,551
     60409      Computer Hardware             (4) ANTRS RF UNIT(LONG RANGE)            American Fork, Utah  $           562
     60408      Computer Hardware                  (4) 4 SLOT CHARGERS                 American Fork, Utah  $            80
     60407      Computer Hardware             BRACKETS ADAPTER CABLES ETC.             American Fork, Utah  $            48
     60406      Computer Hardware                 CABLES BRACKETS ETC.                 American Fork, Utah  $            80
     60404      Computer Hardware              CABLES ANTENNAE MANUALS ETC             American Fork, Utah  $           724
     60403      Computer Hardware              BATTERIES POWER CORDS ETC.              American Fork, Utah  $           130
     60402      Computer Hardware                   (2) DUPLEX JACKS                   American Fork, Utah  $             6


                                  Exhibit B26                     Page 47 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-26

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

OFFICE EQUIPMENT, FURNISHINGS AND SUPPLIES

=============  ==================  ==================================================  ===================  ===============
                                                                                                             NET BOOK VALUE
    ASSET #        ASSET CLASS                      ASSET DESCRIPTION                        LOCATION       AS OF 8/31/2003
-------------  ------------------  --------------------------------------------------  -------------------  ---------------
     60401      Computer Hardware               3COM SWITCH HUB AND BASE               American Fork, Utah  $           354
     60400      Computer Hardware                   LASERJET PRINTER                   American Fork, Utah  $            48
     60399      Computer Hardware                  HP WAREHOUSE SERVER                 American Fork, Utah  $           952
     60398      Computer Hardware                   INTERMEC PRINTER                   American Fork, Utah  $           127
     60397      Computer Hardware             (8) LABEL PRINTERS & SOFTWARE            American Fork, Utah  $            99
     60396      Computer Hardware                (8) PERSONAL COMPUTERS                American Fork, Utah  $           304
     60561      Computer Hardware                    Micro Warehouse                   Hauppauge, New York  $           666
     60556      Computer Hardware             Server, Open Windows & Server            Hauppauge, New York  $         1,380
     60555      Computer Hardware              Disk, Modem, Deskjet, Cable             Hauppauge, New York  $           196
     60554      Computer Hardware                     Quadro, Inc.                     Hauppauge, New York  $         1,323
     60553      Computer Hardware            Video Cards, Discs, Dreamweaver           Hauppauge, New York  $           442
     60552      Computer Hardware                Vicom Computer Service                Hauppauge, New York  $           483
     60551      Computer Hardware                Vicom Computer Service                Hauppauge, New York  $         1,553
     60550      Computer Hardware      IBM - Servers, Drives, Memory, Connectivity     Hauppauge, New York  $         2,147
     60548      Computer Hardware                   LI Power Computer                  Hauppauge, New York  $         1,968
     60545      Computer Hardware                   Project Services                   Hauppauge, New York  $         9,004
     60544      Computer Hardware              Poly Viewstation Demo Model             Hauppauge, New York  $         6,710
     60543      Computer Hardware                IBM Thinkpad 390X C4000               Hauppauge, New York  $           891
     60542      Computer Hardware            Toshiba TLP-671 Multimedia LCD            Hauppauge, New York  $         2,638
     60541      Computer Hardware                 DS41-11 STD Res J Box                Hauppauge, New York  $           963
     60540      Computer Hardware       Open Exchange Server, Operator Windows NT      Hauppauge, New York  $         1,489
     60539      Computer Hardware                         Vicom                        Hauppauge, New York  $         3,607
     60538      Computer Hardware        Sierra Wireless Aircard 300 For Windows       Hauppauge, New York  $           395
     60537      Computer Hardware                  Anad Configuration                  Hauppauge, New York  $           770
     60536      Computer Hardware                   IBM Thinkpad 390X                  Hauppauge, New York  $           891
     60535      Computer Hardware                         Vicom                        Hauppauge, New York  $         1,513
     60534      Computer Hardware                    Microwarehouse                    Hauppauge, New York  $           526
     60533      Computer Hardware                    Microwarehouse                    Hauppauge, New York  $           141
     60532      Computer Hardware           IBM Thinkpad 600E w/Microsoft Pro          Hauppauge, New York  $         2,052
     60531      Computer Hardware                   LI Power Computer                  Hauppauge, New York  $           141
     60529      Computer Hardware        Sierra Wireless Aircard 300 for Windows       Hauppauge, New York  $           376
     60528      Computer Hardware                  Anad Configuration                  Hauppauge, New York  $           734
     60527      Computer Hardware                   IBM Thinkpad 390X                  Hauppauge, New York  $           849
     60526      Computer Hardware            IBM Systems, Monitors, Speakers           Hauppauge, New York  $         4,695
     60525      Computer Hardware                     IBM Notebooks                    Hauppauge, New York  $         1,146
     60521      Computer Hardware            IBM PC300PL, Provista Monitors            Hauppauge, New York  $           985
     60520      Computer Hardware               IBM Memory, NEC Monitors               Hauppauge, New York  $           133
     60519      Computer Hardware                     IBM Notebook                     Hauppauge, New York  $           273
     60518      Computer Hardware                    Microwarehouse                    Hauppauge, New York  $             4
     60517      Computer Hardware                    Anadig Network                    Hauppauge, New York  $            54
     60516      Computer Hardware                    Anadig Network                    Hauppauge, New York  $         1,979
     60512      Computer Hardware                   LI Power Computer                  Hauppauge, New York  $           707
     60511      Computer Hardware            Toshiba TLP-671 Multimedia LCD            Hauppauge, New York  $         2,270
     60510      Computer Hardware                Deskjet 970 CSE-C.Comba               Hauppauge, New York  $           130
     60509      Computer Hardware                   Computer Hardware                  Hauppauge, New York  $           331
     60508      Computer Hardware              Palm VX Connected Organizer             Hauppauge, New York  $           241


                                  Exhibit B26                     Page 48 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-26

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

OFFICE EQUIPMENT, FURNISHINGS AND SUPPLIES

=============  ==================  ==================================================  ===================  ===============
                                                                                                             NET BOOK VALUE
    ASSET #        ASSET CLASS                      ASSET DESCRIPTION                        LOCATION       AS OF 8/31/2003
-------------  ------------------  --------------------------------------------------  -------------------  ---------------
     60507      Computer Hardware                   LI Power Computer                  Hauppauge, New York  $           574
     60506      Computer Hardware                   LI Power Computer                  Hauppauge, New York  $           693
     60505      Computer Hardware                   LI Power Computer                  Hauppauge, New York  $         8,973
     60504      Computer Hardware        HP Laserjet, 56 Modem, CSA Power Supply       Hauppauge, New York  $           144
     60503      Computer Hardware                    Anadig Network                    Hauppauge, New York  $           105
     60502      Computer Hardware                    Anadig Network                    Hauppauge, New York  $         3,339
     60494      Computer Hardware                    Micro Warehouse                   Hauppauge, New York  $         1,116
     60493      Computer Hardware                   LI Power Computer                  Hauppauge, New York  $           170
     60492      Computer Hardware                   LI Power Computer                  Hauppauge, New York  $         3,143
     60491      Computer Hardware                   LI Power Computer                  Hauppauge, New York  $           416
     60490      Computer Hardware                   LI Power Computer                  Hauppauge, New York  $           226
     60482      Computer Hardware                   LI Power Computer                  Hauppauge, New York  $           521
     60481      Computer Hardware                   LI Power Computer                  Hauppauge, New York  $           621
     60480      Computer Hardware                  Datastreams Systems                 Hauppauge, New York  $           306
     60478      Computer Hardware    Zebra Printer, Ethernet Zebranet, Installation    Hauppauge, New York  $         1,402
     60477      Computer Hardware                     Sywm3860-100                     Hauppauge, New York  $           512
     60476      Computer Hardware              Power Mac G3, Mon SNY G500              Hauppauge, New York  $           329
     60475      Computer Hardware        Mem Puser 128mb PC100 SDRam, Zip Drive        Hauppauge, New York  $           369
     60474      Computer Hardware                   LI Power Computer                  Hauppauge, New York  $         2,931
     60473      Computer Hardware         IBM Thinkpad 600E W/Microsoft Windows        Hauppauge, New York  $         1,335
     60472      Computer Hardware           Cisco System Catalyst 3500 Series          Hauppauge, New York  $           111
     60471      Computer Hardware                   LI Power Computer                  Hauppauge, New York  $           133
     60470      Computer Hardware                   LI Power Computer                  Hauppauge, New York  $           215
     60339      Computer Hardware                      IBM ACCRUAL                     Hauppauge, New York  $        46,602
     60338      Computer Hardware           MICRO WAREHOUSE ACCRUAL-REC#41618          Hauppauge, New York  $           964
     60337      Computer Hardware          LI POWER COMPUTER ACCRUAL-REC#42524         Hauppauge, New York  $         1,315
     60336      Computer Hardware          LI POWER COMPUTER ACCRUAL-REC#42126         Hauppauge, New York  $         1,136
     60335      Computer Hardware                MAXTOR 8.4GB HARD DRIVE               Hauppauge, New York  $           346
     60334      Computer Hardware         HP LASERJET 405N 17PPM LASER PRINTER         Hauppauge, New York  $           260
     60333      Computer Hardware               MATROX MILL 32MB G400 AGP              Hauppauge, New York  $            33
     60332      Computer Hardware             SEAGATE HDD 50GB W/CONVERSION            Hauppauge, New York  $           304
     60331      Computer Hardware                  Computer Equipment                  Hauppauge, New York  $           260
     60330      Computer Hardware                   HP LASERJET 8100N                  Hauppauge, New York  $           449
     60329      Computer Hardware               BATTERIES, BELT HOLSTERS               Hauppauge, New York  $           310
     60328      Computer Hardware                  Computer Equipment                  Hauppauge, New York  $            28
     60327      Computer Hardware                  Computer Equipment                  Hauppauge, New York  $           449
     60326      Computer Hardware           COMPUTER PRINTER/PROGRAMS-C.COMBA          Hauppauge, New York  $           207
     60325      Computer Hardware          ADAPTERS FOR REP COMPUTERS-C.COMBA          Hauppauge, New York  $            86
     60324      Computer Hardware              LAPTOP COMPUTER - B. NELSON             Hauppauge, New York  $           464
     60323      Computer Hardware            AUDIO / VIDEO EQUIP - B. NELSON           Hauppauge, New York  $            33
     60322      Computer Hardware             COMPUTER INVERTER - B. NELSON            Hauppauge, New York  $            78
     60321      Computer Hardware             COMPUTER PRINTER - R. SWETMAN            Hauppauge, New York  $            25
     60320      Computer Hardware                 COMPUTER - C. BORRELL                Hauppauge, New York  $            29
     60319      Computer Hardware                 ZIP DRIVE 250MB SCSI                 Hauppauge, New York  $            27
     60318      Computer Hardware                  Computer Equipment                  Hauppauge, New York  $            26
     60317      Computer Hardware                    450MHz SYSTEMS                    Hauppauge, New York  $         4,870


                                  Exhibit B26                     Page 49 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-26

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

OFFICE EQUIPMENT, FURNISHINGS AND SUPPLIES

=============  ==================  ==================================================  ===================  ===============
                                                                                                             NET BOOK VALUE
    ASSET #        ASSET CLASS                      ASSET DESCRIPTION                        LOCATION       AS OF 8/31/2003
-------------  ------------------  --------------------------------------------------  -------------------  ---------------
     60316      Computer Hardware          450MHz SYSTEMS, MICROSCAN, PRINTERS         Hauppauge, New York  $         2,957
     60315      Computer Hardware                     POWER MAC G3                     Hauppauge, New York  $           471
     60314      Computer Hardware     ADOBE ILLUSTRATOR/PHOTOSHOP/VARIOUS PROGRAMS     Hauppauge, New York  $           645
     60313      Computer Hardware                      TURBO MOUSE                     Hauppauge, New York  $            16
     60312      Computer Hardware           POWER MAC G3,64MB RAM, ZIP DRIVE           Hauppauge, New York  $           705
     60311      Computer Hardware                 LACIE 19 BLUE MONITOR                Hauppauge, New York  $           163
     60310      Computer Hardware                  SNY F500 21 MONITOR                 Hauppauge, New York  $           306
     60308      Computer Hardware               INTERL PIII, MS WINDOW NT              Hauppauge, New York  $           991
     60307      Computer Hardware                   HP LASERJET 4050N                  Hauppauge, New York  $           260
     60306      Computer Hardware                     JIM STEGEMAN                     Hauppauge, New York  $            66
     60305      Computer Hardware               IBM THINKPAD 600E PII366               Hauppauge, New York  $         2,597
     60304      Computer Hardware                  Computer Equipment                  Hauppauge, New York  $           376
     60303      Computer Hardware             64MB IBM THINKPAD SERIES 1720            Hauppauge, New York  $           242
     60302      Computer Hardware               IBM THINKPAD 600E PII366               Hauppauge, New York  $         1,523
     60301      Computer Hardware                  Computer Equipment                  Hauppauge, New York  $           456
     60300      Computer Hardware       PROCESSOR CHIPS/MEMORY DIMMS/VIDEO CARDS       Hauppauge, New York  $           497
     60299      Computer Hardware           MOTHERBOARDS/MICRO OFFICE/WIN 98           Hauppauge, New York  $           425
     60298      Computer Hardware              SVGA MONITORS/FLOPPY DRIVES             Hauppauge, New York  $           278
     60297      Computer Hardware           MOTHERBOARD/FULL TOWER/ZIP DRIVE           Hauppauge, New York  $           211
     60296      Computer Hardware                      SYM3860-100                     Hauppauge, New York  $           334
     60295      Computer Hardware                    SYM21-32665-02                    Hauppauge, New York  $            61
     60294      Computer Hardware                 SYMPDT 6840-S05641US                 Hauppauge, New York  $        17,778
     60293      Computer Hardware             COMPACT FLASH SIZE 56K MODEM             Hauppauge, New York  $            23
     60292      Computer Hardware                  POWER MAC G3/400MHZ                 Hauppauge, New York  $           482
     60291      Computer Hardware                   MON SONY F500 21                   Hauppauge, New York  $           306
     60290      Computer Hardware                 ZIP DRIVE 250MB SCSI                 Hauppauge, New York  $            66
     60289      Computer Hardware              AGFA DOUSCAN T1200 SCANNER              Hauppauge, New York  $           117
     60288      Computer Hardware           PRN TEXTRONIX PHASER 780 GRAPHICS          Hauppauge, New York  $         1,008
     60287      Computer Hardware                   COMPUTER UPGRADE                   Hauppauge, New York  $            61
     60286      Computer Hardware              IBM TP 600E, XIRCOM PC CARD             Hauppauge, New York  $         1,539
     60285      Computer Hardware                       G3 SERVER                      Hauppauge, New York  $           815
     60284      Computer Hardware                GATEWAY COMPUTER SYSTEM               Hauppauge, New York  $           615
     60283      Computer Hardware               MS OFFICE/VIREX/QX-TOOLS               Hauppauge, New York  $           119
     60282      Computer Hardware              BARCODE PRO 3.5/SCSI CABLE              Hauppauge, New York  $            65
     60281      Computer Hardware          ADOBE TYPE DELUXE/NORTON UTILITIES          Hauppauge, New York  $           285
     60280      Computer Hardware          QUARKXPRESS/SCSI ADAPTER/SCSI CABLE         Hauppauge, New York  $           127
     60279      Computer Hardware              BARCODE ANYTHING LABEL 3.0              Hauppauge, New York  $             8
     60278      Computer Hardware            LACIE/SUPER DISK/IMATION LS120            Hauppauge, New York  $           290
     60277      Computer Hardware           MEM PUSER/MASTERJUGGLER/MS OFFICE          Hauppauge, New York  $           311
     60276      Computer Hardware          ADOBE ILLUSTRATOR/FONT FOLIO/LACIE          Hauppauge, New York  $         1,621
     60275      Computer Hardware           ADAP POWERDOMAIN, IMAT MAC LS120           Hauppauge, New York  $            42
     60274      Computer Hardware                   VARIOUS PROGRAMS                   Hauppauge, New York  $            58
     60273      Computer Hardware                 DELL COMPUTER SYSTEM                 Hauppauge, New York  $           323
     60272      Computer Hardware           ADI MICROSCAN 5P+/MICROSOFT MICE           Hauppauge, New York  $           107
     60271      Computer Hardware                     SONY C1 P266X                    Hauppauge, New York  $           379
     60270      Computer Hardware                       HP OJ 600                      Hauppauge, New York  $            69


                                  Exhibit B26                     Page 50 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-26

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

OFFICE EQUIPMENT, FURNISHINGS AND SUPPLIES

=============  ==================  ==================================================  ===================  ===============
                                                                                                             NET BOOK VALUE
    ASSET #        ASSET CLASS                      ASSET DESCRIPTION                        LOCATION       AS OF 8/31/2003
-------------  ------------------  --------------------------------------------------  -------------------  ---------------
     60269      Computer Hardware                GATEWAY COMPUTER SYSTEM               Hauppauge, New York  $           608
     60268      Computer Hardware                     COMPUTER ROOM                    Hauppauge, New York  $           157
     60267      Computer Hardware                   LASERPLUS ACCRUAL                  Hauppauge, New York  $           247
     60266      Computer Hardware                  SPEAKERS/VIDEO CARD                 Hauppauge, New York  $            51
     60265      Computer Hardware                HEADPHONES/MOTHERBOARD                Hauppauge, New York  $            56
     60264      Computer Hardware             LASERJET PRINTER/FRONTPAGE 98            Hauppauge, New York  $           613
     60263      Computer Hardware           VIDEO CARDS/MONITORS/HARD DRIVES           Hauppauge, New York  $           147
     60262      Computer Hardware         KEYBOARDS/MOTHERBOARDS/CD ROM DRIVES         Hauppauge, New York  $           146
     60261      Computer Hardware          LASERJET PRINTER/ZIP DRIVES/ WIN98          Hauppauge, New York  $           220
     60260      Computer Hardware             SOUND CARDS/SPEAKERS/ADAPTERS            Hauppauge, New York  $            95
     60259      Computer Hardware                      TUNER CARD                      Hauppauge, New York  $            16
     60258      Computer Hardware                  WINDOWS 98/MONITORS                 Hauppauge, New York  $           770
     60257      Computer Hardware              FRONTPAGE 98/FP98 LICENSES              Hauppauge, New York  $           443
     60256      Computer Hardware          MID TOWER/MOTHERBOARDS/VIDEO CARDS          Hauppauge, New York  $           463
     60255      Computer Hardware                  MANAGEMENT ADAPTERS                 Hauppauge, New York  $            65
     60254      Computer Hardware          EPSON 850 PRINTER/CONTROLLER CARDS          Hauppauge, New York  $           268
     60253      Computer Hardware      IBM TP 600E, XIRCOM PC CARD, MOBILITY PORT      Hauppauge, New York  $           521
     60252      Computer Hardware                      IBM TP 600E                     Hauppauge, New York  $           935
     60250      Computer Hardware                 COMPAQ PROLIANT 5500                 Hauppauge, New York  $         4,205
     60249      Computer Hardware                 INTERSUITE PACKAGE #2                Hauppauge, New York  $         4,241
     60248      Computer Hardware                      TREK 2 APG                      Hauppauge, New York  $        15,546
     60247      Computer Hardware                    MICE/KEYBOARDS                    Hauppauge, New York  $            21
     60246      Computer Hardware          FLOPPY DRIVES/HARD DRIVES/MONITORS          Hauppauge, New York  $           275
     60245      Computer Hardware        MOTHERBOARDS/VIDEO CARDS/POWER SUPPLIES       Hauppauge, New York  $           262
     60244      Computer Hardware                         MICE                         Hauppauge, New York  $            17
     60243      Computer Hardware       PROCESSOR CHIPS/MOTHERBOARDS/TOWER CASES       Hauppauge, New York  $           695
     60242      Computer Hardware         VIDEO CARDS/MONITORS/DATA CARTRIDGES         Hauppauge, New York  $           590
     60241      Computer Hardware          HARD DRIVES/CD-ROM DRIVES/KEYBOARDS         Hauppauge, New York  $           371
     60240      Computer Hardware                  Computer Equipment                  Hauppauge, New York  $         1,110
     60239      Computer Hardware                  Computer Equipment                  Hauppauge, New York  $           374
     60238      Computer Hardware           SCANNER/CD-ROM DRIVES/SOUND CARDS          Hauppauge, New York  $           573
     60237      Computer Hardware          HARD DRIVES/SWITCHBOX/VIDEO CABLES          Hauppauge, New York  $           562
     60236      Computer Hardware     EHTERNET ADAPTERS/ CHIPS & FANS/MEMORY DIMMS     Hauppauge, New York  $         1,703
     60235      Computer Hardware      SOUND CARDS/SURGE PROT/MOTHERBOARDS/SPEAKER     Hauppauge, New York  $           890
     60234      Computer Hardware      POWER SUPPLY/MOTHERBOARDS/MEM SIMMS/ DRIVES     Hauppauge, New York  $           636
     60233      Computer Hardware     SUPERSTACK PORT HUBS/DATA CARTRIDGES/MONITORS    Hauppauge, New York  $           599
     60232      Computer Hardware        FLOPPY DRIVES/HARD DRIVES/CD-ROM DRIVES       Hauppauge, New York  $           723
     60231      Computer Hardware        MOTHERBOARDS/VIDEO CARDS/POWER SUPPLIES       Hauppauge, New York  $           605
     60230      Computer Hardware                 IVIS PLUS 1000 SYSTEM                Hauppauge, New York  $         1,488
     60229      Computer Hardware            TEACHER UNIT/STUDENT UNIT/CABLE           Hauppauge, New York  $         1,131
     60228      Computer Hardware               OPTICON SLOT READER/LASER              Hauppauge, New York  $           428
     60227      Computer Hardware                     POWER MAC G3                     Hauppauge, New York  $           156
     60226      Computer Hardware                  Computer Equipment                  Hauppauge, New York  $           337
     60225      Computer Hardware     KEYBDS/MICE/ETHERNET ADAPTERS/WIN 98/MONITORS    Hauppauge, New York  $           286
     60224      Computer Hardware                   LASERJET PRINTER                   Hauppauge, New York  $           251
     60223      Computer Hardware     CD-ROM DRIVES/MOTHERBOARDS/CABLE/MEMORY DIMS     Hauppauge, New York  $           138


                                  Exhibit B26                     Page 51 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-26

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

OFFICE EQUIPMENT, FURNISHINGS AND SUPPLIES

=============  ==================  ==================================================  ===================  ===============
                                                                                                             NET BOOK VALUE
    ASSET #        ASSET CLASS                      ASSET DESCRIPTION                        LOCATION       AS OF 8/31/2003
-------------  ------------------  --------------------------------------------------  -------------------  ---------------
     60222      Computer Hardware    SUPERSTACK HUB/TOWER/V CARDS/DISK/CHIPS/ DRIVES   Hauppauge, New York  $           255
     60221      Computer Hardware                TOS 750CDM/TOS NOTEBOOK               Hauppauge, New York  $           824
     60220      Computer Hardware       IBM TP 600/XIRCOM PC CARD/TARGUS NOTEPAC       Hauppauge, New York  $           554
     60219      Computer Hardware                  LASER PLUS COMPUTER                 Hauppauge, New York  $         1,932
     60762      Computer Hardware        Brother MFC 3200C Printer & Fax Machine       Hauppauge, New York  $           183
     60761      Computer Hardware  IBM Thinkpad R32 2658J3U w. Office XP & carry case  Hauppauge, New York  $         1,760
     60760      Computer Hardware        Brother MFC 3200C Printer & Fax Machine       Hauppauge, New York  $           183
     60759      Computer Hardware  IBM Thinkpad R32 2658J3U w. Office XP & carry case  Hauppauge, New York  $         1,760
     60758      Computer Hardware   IBM Thinkpad R32 2658J3U w. Office XP & port repl  Hauppauge, New York  $         1,840
     60757      Computer Hardware         Brother MFC 3200C Copier/Fax Machine         Hauppauge, New York  $           183
     60756      Computer Hardware  IBM Thinkpad R32 2658J3U w. Office XP & carry case  Hauppauge, New York  $         1,760
     60755      Computer Hardware    IBM Server, (2) Hard Drives, Memory & Rack Conv   Hauppauge, New York  $         1,744
     60754      Computer Hardware   IBM Thinkpad R32 2658J34 w. Office XP & port repl  Hauppauge, New York  $         1,873
     60753      Computer Hardware   IBM Thinkpad R32 2658J3U w. Office XP & port repl  Hauppauge, New York  $         1,896
     60752      Computer Hardware   IBM Thinkpad R32 2658J3U w. Office XP & port repl  Hauppauge, New York  $         1,845
     60751      Computer Hardware         IBM Thinkpad R32 2658J3U w. Office XP        Hauppauge, New York  $         1,674
     60750      Computer Hardware         IBM Thinkpad R32 2658K3U w. Office XP        Hauppauge, New York  $         1,729
     60749      Computer Hardware         IBM Thinkpad R32 2658J3U w. Office XP        Hauppauge, New York  $         1,725
     60748      Computer Hardware         IBM Thinkpad R32 2658J3U w. Office XP        Hauppauge, New York  $         1,674
     60747      Computer Hardware    IBM Thinkpad R32 2658 w. Office XP & carry case   Hauppauge, New York  $         1,680
     60746      Computer Hardware          IBM Thinkpad R32 2658 w. Office XP          Hauppauge, New York  $         1,635
     60745      Computer Hardware          IBM Thinkpad R32 2658 w. Office XP          Hauppauge, New York  $         1,644
     60744      Computer Hardware  IBM Thinkpad R32 2658 w. Office XP & port replicat  Hauppauge, New York  $         1,803
     60743      Computer Hardware  IBM Thinkpad R32 2658 w. Office XP & port replicat  Hauppauge, New York  $         1,803
     60742      Computer Hardware        IBM Netvista Desktop computer w. memory       Hauppauge, New York  $           635
     60741      Computer Hardware        IBM Netvista Desktop computer w. memory       Hauppauge, New York  $           635
     60740      Computer Hardware  IBM Thinkpad R32 2658 w. Office XP & port replicat  Hauppauge, New York  $         1,825
     60739      Computer Hardware  IBM Thinkpad R32 2658 w. Office XP & port replicat  Hauppauge, New York  $         1,825
     60738      Computer Hardware  IBM Thinkpad R32 2658 w. Office XP & port replicat  Hauppauge, New York  $         1,854
     60737      Computer Hardware  IBM Thinkpad R32 2658 w. Office XP & Port Replicat  Hauppauge, New York  $         1,783
     60736      Computer Hardware        IBM Thinkpad R32 2658 w. Office XP Pro        Hauppauge, New York  $         1,605
     60735      Computer Hardware       IBM Thinkpad R32 Laptop w. Office XP Pro       Hauppauge, New York  $         1,588
     60734      Computer Hardware       IBM Thinkpad R32 Laptop w. Office XP Pro       Hauppauge, New York  $         1,588
     60733      Computer Hardware       IBM Thinkpad R32 Laptop w. Office XP Pro       Hauppauge, New York  $         1,588
     60732      Computer Hardware     Netfinity 3000 550 Server w. 256MB 100MHZ ECC    Hauppauge, New York  $         1,325
     60731      Computer Hardware       IBM Thinkpad R32 Laptop w. Office XP Pro       Hauppauge, New York  $         1,601
     60730      Computer Hardware       IBM Thinkpad R32 Laptop w. Office XP Pro       Hauppauge, New York  $         1,834
     60729      Computer Hardware        IBM Thinkpad R32 2658 w. Office XP Pro        Hauppauge, New York  $         1,633
     60728      Computer Hardware   IBM Thinkpad R32 2658 w. Port Replicator & Office  Hauppauge, New York  $         1,786
     60727      Computer Hardware       IBM Thinkpad R31 PIII 1.13, 128, 30GB NIC      Hauppauge, New York  $         1,541
     60726      Computer Hardware       IBM Thinkpad R31 PIII 1.13, 128, 30GB NIC      Hauppauge, New York  $         1,541
     60725      Computer Hardware     AIT Library Rackmount (SSL2020) w. controller    Hauppauge, New York  $         9,567
     60724      Computer Hardware       IBM Thinkpad R32 Pentium 4 w. Windows XPP      Hauppauge, New York  $         1,495
     60723      Computer Hardware       IBM Thinkpad R32 Pentium 4 w. Windows XPP      Hauppauge, New York  $         1,495
     60721      Computer Hardware        IBM Thinkpad R32, 128MB Memory Upgrade        Hauppauge, New York  $         1,497
     60702      Computer Hardware    IBM Thinkpad R31 PIII 1.0 128 20GB NIC DVD 14.1   Hauppauge, New York  $         1,562


                                  Exhibit B26                     Page 52 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-26

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

OFFICE EQUIPMENT, FURNISHINGS AND SUPPLIES

=============  ==================  ==================================================  ===================  ===============
                                                                                                             NET BOOK VALUE
    ASSET #        ASSET CLASS                      ASSET DESCRIPTION                        LOCATION       AS OF 8/31/2003
-------------  ------------------  --------------------------------------------------  -------------------  ---------------
     60701      Computer Hardware   IBM Thinkpad R31 PIII 1.13 128 30GB NIC DVD 14.1   Hauppauge, New York  $         1,568
     60700      Computer Hardware      IBM Thinkpad R32 P4 1.6 128 20 CD 14.1 XPP      Hauppauge, New York  $         1,557
     60699      Computer Hardware      IBM Thinkpad R32 P4 1.6 128 20 CD 14.1 XPP      Hauppauge, New York  $         1,571
     60698      Computer Hardware      IBM Thinkpad R32 P4 1.6 128 20 CD 14.1 XXP      Hauppauge, New York  $         1,561
     60697      Computer Hardware    IBM Thinkpad 20GB, DVD, 128MB, MS Professional    Hauppauge, New York  $         1,467
     60695      Computer Hardware         2 IBM Thinkpads, Pentium 3, 20GB, DVD        Hauppauge, New York  $         2,781
     60694      Computer Hardware         2 IBM Thinkpads, Pentium 3, 20GB, DVD        Hauppauge, New York  $         2,781
     60693      Computer Hardware   IBM Thinkpad T22 P3-900 32GB 128MB W2K 14.1SXGA+D  Hauppauge, New York  $         2,501
     60692      Computer Hardware         IBM Xseries 220 PIII/1G Tower Server         Hauppauge, New York  $         3,900
     60691      Computer Hardware       Cisco 10/100 Mod Router and Installation       Hauppauge, New York  $         1,756
     60690      Computer Hardware         2 IBM Thnkpads T22 P3-800 10GB 128mb         Hauppauge, New York  $         4,211
     60685      Computer Hardware          IBM - Notebooks / Office Pro 2000 /         Hauppauge, New York  $         1,524
     60684      Computer Hardware             IBM - Notebook for F. Colombi            Hauppauge, New York  $         1,876
     60683      Computer Hardware                      4 Computers                     Hauppauge, New York  $         4,451
     60682      Computer Hardware  IBM TPT20 computer with Microsoft Standard Softwar  Hauppauge, New York  $         1,519
     60681      Computer Hardware                     ibm notebook                     Hauppauge, New York  $         2,032
     60675      Computer Hardware  Amex-Computing Solutions-Cpq 330 6/350 10GB W98- V  Hauppauge, New York  $           230
     60674      Computer Hardware  Amex-Computing Solutions-Sony VAIO 505tx Steves la  Hauppauge, New York  $           346
     60669      Computer Hardware             Comp USA - Scanner & cable kit           Hauppauge, New York  $           173
     60668      Computer Hardware              Comp USA - HPC Ljet 8000dn              Hauppauge, New York  $           406
     60667      Computer Hardware              Comp USA - HP snyn Dram LJT             Hauppauge, New York  $            24
     60666      Computer Hardware    Comp USA-Hard Drive, sound card, monitor, misc    Hauppauge, New York  $           347
     60665      Computer Hardware           Comp USA-3 laptops & accessories           Hauppauge, New York  $           624
     60664      Computer Hardware              Comp USA-Graphics Computer              Hauppauge, New York  $            22
     60663      Computer Hardware              Comp USA-Graphics Computer              Hauppauge, New York  $            23
     60662      Computer Hardware              Comp USA-Graphics Computer              Hauppauge, New York  $           223
     60661      Computer Hardware               HP LaserJet 4100N Printer              Hauppauge, New York  $           907
     60660      Computer Hardware                 AS400 Memory Upgrade                 Hauppauge, New York  $        11,186
     60656      Computer Hardware  512MB, RAM, 4Dimms, UPG, PE6300, cleaning cartrdge  Hauppauge, New York  $         2,113
     60654      Computer Hardware            Think Pad T21 & Port Replicator           Hauppauge, New York  $         2,121
     60653      Computer Hardware      (4) HP 8150 LaserJet Printers, (5) HP 4100N     Hauppauge, New York  $         9,619
     60652      Computer Hardware    Adobe Illustrator, Photoshop, Msft Office 2001    Hauppauge, New York  $           589
     60651      Computer Hardware           Powerbook G4, HP Officejet G85XI           Hauppauge, New York  $         1,597
     60646      Computer Hardware                         AS400                        Hauppauge, New York  $        24,159
     60645      Computer Hardware             IBM PC300, Provista Monitors             Hauppauge, New York  $         2,575
     60644      Computer Hardware               IBM Memory, NEC Monitors               Hauppauge, New York  $         2,578
     60643      Computer Hardware                     IBM Notebooks                    Hauppauge, New York  $         4,236
     60642      Computer Hardware                Vicom Computer Service                Hauppauge, New York  $        83,759
     60641      Computer Hardware         IBM Servers, IBM Memory, IBM Drivers         Hauppauge, New York  $         3,514
     60640      Computer Hardware              TMT - Excel Communications              Hauppauge, New York  $         8,911
     60639      Computer Hardware                 Unity 1 Single Phase                 Hauppauge, New York  $         7,907
     60638      Computer Hardware      IBM Thinkpad, Port Replicator, HP Laserjet      Hauppauge, New York  $         5,983
     60637      Computer Hardware         500MHz Intel Pentium III, Micro Scan         Hauppauge, New York  $         5,254
     60636      Computer Hardware                     TMX Terminal                     Hauppauge, New York  $           598
     60631      Computer Hardware         IBM Desktops, Modems, Office Pro 2000        Hauppauge, New York  $        12,227
     60630      Computer Hardware                   Order Load Module                  Hauppauge, New York  $         6,587


                                  Exhibit B26                     Page 53 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-26

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

OFFICE EQUIPMENT, FURNISHINGS AND SUPPLIES

=============  ==================  ==================================================  ===================  ===============
                                                                                                             NET BOOK VALUE
    ASSET #        ASSET CLASS                      ASSET DESCRIPTION                        LOCATION       AS OF 8/31/2003
-------------  ------------------  --------------------------------------------------  -------------------  ---------------
     60628      Computer Hardware          IBM-SLN Components, Desktop Options         Hauppauge, New York  $         6,993
     60627      Computer Hardware      KVM Switch-8Port, American Power Conversion     Hauppauge, New York  $           656
     60626      Computer Hardware   Catalyst 3548 XL Enterprise, Cisco Gigastack GBIC  Hauppauge, New York  $         3,693
     60625      Computer Hardware      Intuos USB 9x12 Special Edition Tablet w/4D     Hauppauge, New York  $           226
     60599      Computer Hardware                 Monitor SNY G500 21"                 Hauppauge, New York  $           457
     60598      Computer Hardware    128MB PC100 SDRAM, Esternal SCSI for PC and Mac   Hauppauge, New York  $           391
     60597      Computer Hardware           Power Mac G4 w/ various equipment          Hauppauge, New York  $         3,747
     60595      Computer Hardware  IBM - SLN Components, Desktop Options, ADI Systems  Hauppauge, New York  $         5,520
     60594      Computer Hardware  IBM - Thinkpad, Thinkpad Options, Desktop Options,  Hauppauge, New York  $         2,016
     60593      Computer Hardware     LUCN Premium 7x24 Advanced Replacement 7x24x4    Hauppauge, New York  $         3,520
     60592      Computer Hardware   IBM-SLN Components, CD-Rom Drives, Service Pack,   Hauppauge, New York  $         3,589
     60588      Computer Hardware          AITI+Drive SCSI with Ext with Retro         Hauppauge, New York  $           521
     60581      Computer Hardware              Bayn Arn Base Unit 32M Dram             Hauppauge, New York  $         1,108
     60580      Computer Hardware  MOLPC Exchange, NtSvr, Project 2000, VisioEnt 2000  Hauppauge, New York  $        14,837
     60579      Computer Hardware           TPAD Port Replicator for A20 T20,          Hauppauge, New York  $           219
     60578      Computer Hardware           IBM - Notebooks, Office Pro 2000           Hauppauge, New York  $         1,524
     60576      Computer Hardware               Anadig Network Solutions               Hauppauge, New York  $         1,108
     60570      Computer Hardware                   HP Laserjet 4050N                  Hauppauge, New York  $         1,302
     60569      Computer Hardware    Seagate Barracuda ATA II, ADPT Board, Buss-Cool   Hauppauge, New York  $           140
     60568      Computer Hardware  ATO PC300PL P3/733 MT, Internal CD-Rom Drive, etc.  Hauppauge, New York  $         1,110
     60567      Computer Hardware  ATO PC300PL P3/733 MT, Internal CD-Rom Drive, etc.  Hauppauge, New York  $         1,110
     60566      Computer Hardware  ATO PC300PL P3/733 MT, Internal CD-Rom Drive, etc.  Hauppauge, New York  $         1,110
     60565      Computer Hardware  ATO PC300PL P3/733 MT, Internal CD-Rom Drive, etc.  Hauppauge, New York  $         5,563
     60563      Computer Hardware                    Micro Warehouse                   Hauppauge, New York  $           383
     60562      Computer Hardware                    Micro Warehouse                   Hauppauge, New York  $           461
     60560      Computer Hardware    OLPA Arcserve 2000 NT WKGP & Exchange AGT 10PT    Hauppauge, New York  $           395
     60559      Computer Hardware             IBM TPT20 NB P3/650 128MB 6GB            Hauppauge, New York  $         3,211
     60558      Computer Hardware             IBM TPT20 NB P3/650 128MB 6GB            Hauppauge, New York  $         3,042
     60557      Computer Hardware            Cheetah 73 Seagate Hard Drives            Hauppauge, New York  $           520
                Computer Hardware                     Miscellaneous                    Hauppauge, New York  $        74,567

                                                                                                            ---------------
TOTAL COMPUTER HARDWARE                                                                                     $       992,069
                                                                                                            ---------------

     70257      Computer Software       Acsis Software Development for Production      American Fork, Utah  $         5,819
     70251      Computer Software      TLW Production Server Software Modification     American Fork, Utah  $         2,222
     70249      Computer Software        Timekeeper & Cardsaver Software Upgrade       American Fork, Utah  $        11,687
     70245      Computer Software            (1) Office XP Pro Open Business           American Fork, Utah  $           312
     70236      Computer Software        Windows 2000 Server & QSL 2000 Upgrade        American Fork, Utah  $         2,024
     70211      Computer Software         Aristo APSS Shipping Manifest System         American Fork, Utah  $        33,846
     70207      Computer Software      Software Upgrade to Aristo shipping system      American Fork, Utah  $         2,930
     70206      Computer Software        Internet Developer Suite (Sonic Track)        American Fork, Utah  $           780
     70107      Computer Software          ICM (Software for Warehouse System)         American Fork, Utah  $         3,245
     70082      Computer Software                  COMPUTER EQUIPMENT                  American Fork, Utah  $         1,765
     70081      Computer Software                  COMPUTER EQUIPMENT                  American Fork, Utah  $            86
     70080      Computer Software                   COMPUTER SOFTWARE                  American Fork, Utah  $            79
     70076      Computer Software                    ORACLE SOFTWARE                   American Fork, Utah  $            81


                                  Exhibit B26                     Page 54 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-26

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

OFFICE EQUIPMENT, FURNISHINGS AND SUPPLIES

=============  ==================  ==================================================  ===================  ===============
                                                                                                             NET BOOK VALUE
    ASSET #        ASSET CLASS                      ASSET DESCRIPTION                        LOCATION       AS OF 8/31/2003
-------------  ------------------  --------------------------------------------------  -------------------  ---------------
     70104      Computer Software                      SQL Server                      Hauppauge, New York  $           433
     70103      Computer Software                  IBM Selectbase Tpad                 Hauppauge, New York  $           141
     70102      Computer Software                    Molpa Networks                    Hauppauge, New York  $           966
     70101      Computer Software                 Diem Computer Company                Hauppauge, New York  $         1,369
     70100      Computer Software                 Diem Computer Company                Hauppauge, New York  $         7,928
     70099      Computer Software                   Internet Upgrade                   Hauppauge, New York  $           105
     70098      Computer Software      License, Maint Agreement, Support Agreement     Hauppauge, New York  $        16,734
     70097      Computer Software                    Micro Warehouse                   Hauppauge, New York  $            31
     70096      Computer Software               Adobe Type Manager Deluxe              Hauppauge, New York  $            21
     70095      Computer Software           Vision 2000 Professional Edition           Hauppauge, New York  $           101
     70094      Computer Software                    Micro Warehouse                   Hauppauge, New York  $           116
     70066      Computer Software                      SAP ACCRUAL                     Hauppauge, New York  $       225,536
     70064      Computer Software              SOFTWARE - DESCRIPTIONS NOW             Hauppauge, New York  $            41
     70063      Computer Software                     MON SNY 500PS                    Hauppauge, New York  $           188
     70062      Computer Software          ADOBE ILL, PHOTO, QUARK, MS OFFICE          Hauppauge, New York  $           386
     70061      Computer Software                       Software                       Hauppauge, New York  $            20
     70060      Computer Software              PC MASTER SOFTWARE LICENSE              Hauppauge, New York  $           500
     70059      Computer Software                    FAMILIES TODAY                    Hauppauge, New York  $            60
     70058      Computer Software                   NORTON UTILITIES                   Hauppauge, New York  $            13
     70057      Computer Software                    21 SNY MONITOR                    Hauppauge, New York  $           213
     70056      Computer Software                      QUARKXPRESS                     Hauppauge, New York  $           116
     70055      Computer Software             ADOBE INDESIGN SPECIAL OFFER             Hauppauge, New York  $            50
     70054      Computer Software                       Software                       Hauppauge, New York  $         2,954
     70053      Computer Software             NORTON ANTIVIRUS/MS OFFICE 98            Hauppauge, New York  $           324
     70052      Computer Software                   COMPUTER SOFTWARE                  Hauppauge, New York  $         2,231
     70051      Computer Software                   COMPUTER SOFTWARE                  Hauppauge, New York  $            44
     70050      Computer Software                 ADOBE DIMENSIONS 3.0                 Hauppauge, New York  $            26
     70049      Computer Software                 MS OFFICE 98 FOR MAC                 Hauppauge, New York  $            83
     70048      Computer Software                 ADOBE ILLUSTRATOR 8.0                Hauppauge, New York  $            61
     70047      Computer Software             ADOBE ILLUSTRATOR, PHOTOSHOP             Hauppauge, New York  $           308
     70046      Computer Software                   VIRTEX 5.9 MAC CD                  Hauppauge, New York  $             8
     70045      Computer Software                     POWERPOINT 97                    Hauppauge, New York  $         1,496
     70044      Computer Software                     PKZIP LICENSE                    Hauppauge, New York  $            19
     70043      Computer Software                 MICROSOFT WINDOWS 98                 Hauppauge, New York  $         1,102
     70042      Computer Software            MAC G3, WORKSTATIONS, SOFTWARE            Hauppauge, New York  $           449
     70041      Computer Software                 MICROSOFT WINDOWS 98                 Hauppauge, New York  $            52
     70040      Computer Software                 MICROSOFT WINDOWS 98                 Hauppauge, New York  $           141
     70039      Computer Software                INTERCOMPANY ALLOCATION               Hauppauge, New York  $         1,102
     70038      Computer Software              MP2 PROFESSIONAL/ACCESS 2-3             Hauppauge, New York  $           301
     70037      Computer Software              MP2 PROFESSIONAL/SYMBOL LDT             Hauppauge, New York  $           857
     70036      Computer Software              ACC SUSER/ACC BARCODE/OSHA              Hauppauge, New York  $           178
     70256      Computer Software    IBM Software Customization - S&OP & Forecasting   Hauppauge, New York  $       158,739
     70255      Computer Software         SAP S&OP Module Implementation - IBM         Hauppauge, New York  $        17,157
     70254      Computer Software      MS Windows Server 2003 Software & Licensing     Hauppauge, New York  $           752
     70253      Computer Software              SAP Software User Licensing             Hauppauge, New York  $        66,005
     70252      Computer Software   Genesis R&D Software for Windows w. port utility   Hauppauge, New York  $         2,901


                                  Exhibit B26                     Page 55 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-26

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

OFFICE EQUIPMENT, FURNISHINGS AND SUPPLIES

=============  ==================  ==================================================  ===================  ===============
                                                                                                             NET BOOK VALUE
    ASSET #        ASSET CLASS                      ASSET DESCRIPTION                        LOCATION       AS OF 8/31/2003
-------------  ------------------  --------------------------------------------------  -------------------  ---------------
     70250      Computer Software          SonicWall Pro 200 Firewall Software         Hauppauge, New York  $         2,121
     70248      Computer Software    SAP Software Modification (IBM - V.Kovacevich)    Hauppauge, New York  $         5,940
     70247      Computer Software          Software Modification - A/R Module          Hauppauge, New York  $        16,780
     70246      Computer Software        Software Modification - Cost Reporting        Hauppauge, New York  $         4,474
     70244      Computer Software            (2) Office XP Pro Open Business           Hauppauge, New York  $           624
     70243      Computer Software            (2) Office XP Pro Open Business           Hauppauge, New York  $           624
     70242      Computer Software           Programming Fees for Chris Rocke           Hauppauge, New York  $         2,459
     70241      Computer Software           Programming Fees for Chris Rocke           Hauppauge, New York  $         3,775
     70240      Computer Software           Programming Fees for Chris Rocke           Hauppauge, New York  $           772
     70239      Computer Software           Programming Fees for Chris Rocke           Hauppauge, New York  $         3,661
     70235      Computer Software                IBM Consultant billing                Hauppauge, New York  $        24,112
     70232      Computer Software                IBM Consultant billing                Hauppauge, New York  $         3,372
     70231      Computer Software                  UPG InoculateIT 6.0                 Hauppauge, New York  $         4,307
     70228      Computer Software               IBM Vendor Software (ERP)              Hauppauge, New York  $        16,709
     70227      Computer Software              AS400 Installation & Setup              Hauppauge, New York  $        25,895
     70225      Computer Software       SAP Software Implementation Modifications      Hauppauge, New York  $        27,861
     70223      Computer Software       SAP Software Implementation Modifications      Hauppauge, New York  $        27,861
     70221      Computer Software           SAP Software Implementation - EDI          Hauppauge, New York  $        28,691
     70220      Computer Software           SAP Software Implementation - MM           Hauppauge, New York  $       130,287
     70218      Computer Software       SAP Software Implementation - PP/PM/QM/WM      Hauppauge, New York  $       731,232
     70216      Computer Software         SAP Software Implementation - SD/EDI         Hauppauge, New York  $       145,330
     70215      Computer Software         SAP Software Implementation - SD/EDI         Hauppauge, New York  $       158,299
     70213      Computer Software          SAP Software Implementation - FI/CO         Hauppauge, New York  $       518,358
     70204      Computer Software        AS/400 3 year Software Subscription for       Hauppauge, New York  $        31,858
     70203      Computer Software            Licensing Agreement - Unicenter           Hauppauge, New York  $        85,500
     70202      Computer Software     Adobe Illustrator, MS Office 2001, Photoshop,    Hauppauge, New York  $           739
     70193      Computer Software                Omnipage Pro 8.X Mac CD               Hauppauge, New York  $           246
     70192      Computer Software              Adobe Acrobat 4.0X F/Mac CD             Hauppauge, New York  $           595
     70138      Computer Software               Symantec Winfax Pro 10.0               Hauppauge, New York  $         1,345
     70137      Computer Software             Digital Juice for PowerPoint             Hauppauge, New York  $           124
     70132      Computer Software               OLPB Inoculate V4.53 Wkgp              Hauppauge, New York  $         1,867
     70122      Computer Software                   Microsoft Office                   Hauppauge, New York  $           166
     70121      Computer Software                   Microsoft Office                   Hauppauge, New York  $           166
     70120      Computer Software                      WinFax Pro                      Hauppauge, New York  $           216
     70114      Computer Software                    Micro Warehouse                   Hauppauge, New York  $           100
     70113      Computer Software                    Micro Warehouse                   Hauppauge, New York  $           164
     70112      Computer Software                    Micro Warehouse                   Hauppauge, New York  $           155
     70111      Computer Software                   Software Licenses                  Hauppauge, New York  $           946

                                                                                                            ---------------
TOTAL COMPUTER SOFTWARE                                                                                     $     2,584,965
                                                                                                            ---------------
GRAND TOTAL                                                                                                 $     4,717,417
=============  ==================  ==================================================  ===================  ===============


                                  Exhibit B26                     Page 56 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-27

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

MACHINERY, FIXTURES, EQUIPMENT AND SUPPLIES USED IN BUSINESS

                                                                                                                 NET BOOK VALUE
    ASSET #           ASSET CLASS                   ASSET DESCRIPTION                          LOCATION         AS OF 8/31/2003
    -------           -----------                   -----------------                          --------         ---------------
     20810           Lab Equipment                       BLENDER                         American Fork, Utah       $      669
     20809           Lab Equipment            MAINTENANCE FOR LCM-1 MAIN CPU             American Fork, Utah       $    3,991
     20808           Lab Equipment          GRAVITY CONVECTION OVEN 2.0 CU FT            American Fork, Utah       $      534
     20807           Lab Equipment                 KL15 TABLET COUNTER                   American Fork, Utah       $    1,882
     20806           Lab Equipment                    MODEL 426 PUMP                     American Fork, Utah       $    1,957
     20805           Lab Equipment               POWERGEN 700 HOMOGENIZER                American Fork, Utah       $    1,925
     20804           Lab Equipment             MASTERSIZER S, S/N 33544/447              American Fork, Utah       $   32,182
     20802           Lab Equipment              ME-100LC MIXER EMULSIFIER                American Fork, Utah       $    2,325
     20801           Lab Equipment           2LTR CMPLT DISSOLUTION TEST 115V            American Fork, Utah       $    5,213
     20800           Lab Equipment            CIRC/BATH,PLATEFOR,BUCKET SYS              American Fork, Utah       $    2,522
     20798           Lab Equipment          4110 ZL 230V SINGLE PAHSE-(PERKIN)           American Fork, Utah       $   20,318
     20796           Lab Equipment            HIGH PRESSURE LIQUID CHOMOTAGR             American Fork, Utah       $   12,644
     21016           Lab Equipment        Explosion Proof Refrigerator / Freezer         American Fork, Utah       $    1,731
     21003           Lab Equipment                  Bactometer Modules                   American Fork, Utah       $    1,636
     21000           Lab Equipment       Wrist Shaker, Platform for Wrist Shaker         American Fork, Utah       $    1,063
     20999           Lab Equipment             True S/S 2 Door Refrigerator              American Fork, Utah       $    1,607
     20969           Lab Equipment                    Refridgerator                      American Fork, Utah       $      703
     20965           Lab Equipment            Refurbished 996 Photodiode Arr             American Fork, Utah       $    7,907
     20964           Lab Equipment  Refurbished 2690 Water Heater, Photodiode, Column    American Fork, Utah       $   61,299
     20962           Lab Equipment      Sedex 75 ELSD, NRF 45000 Regulator Filter        American Fork, Utah       $   11,057
     20961           Lab Equipment  Autoinjector Module, Autosampler Tray, ChemStation   American Fork, Utah       $   15,673
     20842           Lab Equipment                 OMNISPENSE DISPENSER                  American Fork, Utah       $      747
     20841           Lab Equipment                  HERVARIUM CABINETS                   American Fork, Utah       $      944
     20840           Lab Equipment              PHOTODIODE ARRAY DETECTOR                American Fork, Utah       $    5,813
     20839           Lab Equipment               (3) ENVIRONMENT CHAMBERS                American Fork, Utah       $   17,738
     20838           Lab Equipment                    WATERS - HPLC                      American Fork, Utah       $   21,686
     20837           Lab Equipment                   ALLIANCE SYSTEMS                    American Fork, Utah       $   28,858
     20836           Lab Equipment                WATERPRO POLISHING KIT                 American Fork, Utah       $    1,390
     20835           Lab Equipment                 CARBON PERFILTER KIT                  American Fork, Utah       $      112
     20834           Lab Equipment             REMANUF. GRAVITY STERILIZER               American Fork, Utah       $   12,362
     20830           Lab Equipment                         HPLC                          American Fork, Utah       $   16,333
     20829           Lab Equipment                   DIONEX EXTRACTOR                    American Fork, Utah       $   15,526
     20799           Lab Equipment             DISSOLUTION TEST SYS(HANSON)              American Fork, Utah       $    3,775
     20797           Lab Equipment                ONE SARTORIUS BALANCE                  American Fork, Utah       $      770
     20794           Lab Equipment           SARTORIUS TOPLOAD ANALY BALANCE             American Fork, Utah       $      244
     20788           Lab Equipment                 1 SARTORIOUS BALANCE                  American Fork, Utah       $      495
     20785           Lab Equipment                 1 SARTORIOUS BALANCE                  American Fork, Utah       $      254
     20778           Lab Equipment                 1 SARTORIOUS BALANCE                  American Fork, Utah       $      216

                                                                                                                   ----------
TOTAL LAB EQUIPMENT                                                                                                $  316,101
                                                                                                                   ----------

     20209             Machinery             ROTARY COMPACTING PRESS-MO#328-2            American Fork, Utah       $   19,208
     20231             Machinery                   ROTARY TABLET PRESS                   American Fork, Utah       $   15,273
     20241             Machinery                CAPSULE POLISHING MACHINE                American Fork, Utah       $    2,499
     20303             Machinery             HARD GELATIN CAP POL-MO CD-200B             American Fork, Utah       $    2,309
     20322             Machinery               VORTI-SIV MODEL RVM-15 SIEVE              American Fork, Utah       $    2,490




                                  Exhibit B27                     Page 57 of 142

                        UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-27

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

MACHINERY, FIXTURES, EQUIPMENT AND SUPPLIES USED IN BUSINESS


                                                                                                                 NET BOOK VALUE
    ASSET #           ASSET CLASS                   ASSET DESCRIPTION                          LOCATION         AS OF 8/31/2003
    -------           -----------                   -----------------                          --------         ---------------
     20323             Machinery              HARD GELATIN CAPSULE POLISHER              American Fork, Utah       $    3,373
     20325             Machinery               SLOT COUNTER SET UP FOR ZINC              American Fork, Utah       $    1,612
     20329             Machinery             COMPLETE SET SIZE 2 DOSING DISC             American Fork, Utah       $    5,566
     20331             Machinery            LITTLE DAVID MO#LD-16A W/CONVEYER            American Fork, Utah       $    6,282
     20337             Machinery              VIDEO JET EXCEL 100STL PRINTER             American Fork, Utah       $    4,934
     20342             Machinery            VORTI-SIV MORVM-15 SCREENING MACH            American Fork, Utah       $    3,370
     20353             Machinery              ONE COMPLETE SET OF #3SS PARTS             American Fork, Utah       $    4,263
     20355             Machinery             COMPLETE SET SIZE 000 CAPSULE MA            American Fork, Utah       $    6,051
     20369             Machinery              SHRINK TUN SS 12000W 3PH 240V              American Fork, Utah       $    2,346
     20376             Machinery                   KL15 TABLET COUNTER                   American Fork, Utah       $    1,706
     20385             Machinery               MULTI-MONITOR FOR CAPSEALING              American Fork, Utah       $    1,703
     20386             Machinery               MULTI-MONITOR FOR CAPSEALING              American Fork, Utah       $    1,674
     20399             Machinery            CONVEYOR EXTENSION MODEL 150 COTTO           American Fork, Utah       $      854
     20403             Machinery              UPPER/LOWER PUNCHES/DIE CAVITY             American Fork, Utah       $   19,217
     20405             Machinery                 DON VS-1200 WITH FILTERS                American Fork, Utah       $    1,496
     20414             Machinery               NITROGEN DIGEST AIR SCRUBBER              American Fork, Utah       $    5,791
     20415             Machinery                    DIGITAL VISCOMETER                   American Fork, Utah       $    1,375
     20417             Machinery                 DISSOLUTION TEST STATION                American Fork, Utah       $    3,852
     20418             Machinery           PREFITER ACTIVATED CARBON MIXING BED          American Fork, Utah       $    1,679
     20419             Machinery              2 LCM SINGLE CHANNEL DATA MOD              American Fork, Utah       $   33,664
     20420             Machinery               NO 17-0047 MODEL 1605 FT-IR               American Fork, Utah       $    8,075
     20421             Machinery                 LAMBDA RECORDING SYSTEM                 American Fork, Utah       $    5,233
     20422             Machinery              ATOMIC ABSORPTION SPECTROMETER             American Fork, Utah       $    6,804
     20423             Machinery              HOT PLATE, CENTRIFUGE, PRINTER             American Fork, Utah       $    1,035
     20424             Machinery         ULTRASODIC HEATER, HOT PLATE, ROTOVAPOR         American Fork, Utah       $    3,404
     20425             Machinery           ROLLER TAB CAPSULE INSPECTION SYSTEM          American Fork, Utah       $    8,507
     20426             Machinery            LC MODULE SINGLE CHANNEL DATA MOD            American Fork, Utah       $   12,237
     20427             Machinery                COROLLARY MULTI PROCESSOR                American Fork, Utah       $   44,426
     20431             Machinery                     BANDING MACHINES                    American Fork, Utah       $   78,483
     20432             Machinery                      VACCUM SYSTEM                      American Fork, Utah       $    6,552
     20433             Machinery                  ROTARY TABLETING PRESS                 American Fork, Utah       $   79,409
     20435             Machinery               PRINTERS, AIR SYSTEM FILTERS              American Fork, Utah       $   27,420
     20445             Machinery                 CHANGE PART SET FOR K40I                American Fork, Utah       $    5,268
     20454             Machinery                   SERIES 3600 CONVEYOR                  American Fork, Utah       $    1,871
     20460             Machinery               MODEL 5100 & CUSTOM CONVEYOR              American Fork, Utah       $   11,234
     20463             Machinery                   SERIES 9600 CONVEYOR                  American Fork, Utah       $    3,733
     20471             Machinery                 INK MODULE W/CAP & STEM                 American Fork, Utah       $    1,572
     20472             Machinery                  170 I VIDEOJET W/LINE                  American Fork, Utah       $    7,756
     20474             Machinery          FITZPATRICK CHILSONATOR SERIAL NO. 633         American Fork, Utah       $   93,414
     20476             Machinery         AUTO-COLT III PRESSURE SENSITIVE LABELER        American Fork, Utah       $   25,990
     20477             Machinery         AUTO-COLT III PRESSURE SENSITIVE LABELER        American Fork, Utah       $   27,487
     20480             Machinery                 BOTTLE FILLING CHUTE SET                American Fork, Utah       $    3,670
     20481             Machinery         AUTO-COLT II PRESSURE SENSITIVE LABELER         American Fork, Utah       $   42,874
     20482             Machinery                   SHRINK TUN SS 12000W                  American Fork, Utah       $    8,331
     20487             Machinery                  INSPECTION BELT RB-200                 American Fork, Utah       $    8,893
     20489             Machinery                   VIDEOJET EXCEL 273SE                  American Fork, Utah       $    8,624




                                  Exhibit B27                     Page 58 of 142

                        UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-27

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

MACHINERY, FIXTURES, EQUIPMENT AND SUPPLIES USED IN BUSINESS


                                                                                                                 NET BOOK VALUE
    ASSET #           ASSET CLASS                   ASSET DESCRIPTION                          LOCATION         AS OF 8/31/2003
    -------           -----------                   -----------------                          --------         ---------------
     20493             Machinery            24 COMPULAB, TABLET COATING SYSTEM           American Fork, Utah       $   66,793
     20494             Machinery                 DUAL ZONE SHRINK TUNNEL                 American Fork, Utah       $   15,434
     20495             Machinery                   ACTIVE & BLANK SLATS                  American Fork, Utah       $    6,761
     20497             Machinery                TR-2000 CAPSEALING SYSTEM                American Fork, Utah       $   12,354
     20500             Machinery                MODEL DL-27 SHRINKBUNDLER                American Fork, Utah       $   51,283
     20501             Machinery                   ACTIVE & SPARE SLATS                  American Fork, Utah       $    4,893
     20502             Machinery                    SEALER MODEL S-26                    American Fork, Utah       $    9,321
     20503             Machinery                VIDEOJET EXCEL SERIES 170I               American Fork, Utah       $    6,766
     20507             Machinery             MODEL TR-2000 CAPSEALING SYSTEM             American Fork, Utah       $   18,579
     20508             Machinery                   65-ERL SHRINKSEALER                   American Fork, Utah       $  114,829
     20509             Machinery                   OMEGA MODEL CDF-1D1                   American Fork, Utah       $   41,746
     20510             Machinery                MODEL DL-27 SHRINKBUNDLER                American Fork, Utah       $   50,368
     20511             Machinery                  OMEGA MODEL 3D ERPS-10                 American Fork, Utah       $   90,533
     20512             Machinery                      MODEL A CAPPER                     American Fork, Utah       $   39,014
     20513             Machinery                    MODEL 60S CONVEYOR                   American Fork, Utah       $  271,285
     20514             Machinery              LD-16A UNIFORM AUTOMATIC TAPER             American Fork, Utah       $   16,292
     20520             Machinery                 SLATS, DIVIDER, JET BAR                 American Fork, Utah       $   18,655
     20521             Machinery             SINGLE LANE BOTTLE FILLING CHUTE            American Fork, Utah       $   12,203
     20522             Machinery                    TUBE & PLUNGER SET                   American Fork, Utah       $    4,171
     20523             Machinery                ROLLER INSPECTION CONVEYOR               American Fork, Utah       $   18,981
     20524             Machinery                  CAPSULE POLISHER MODEL                 American Fork, Utah       $   12,432
     20525             Machinery           MODEL 328-2 ROTARY COMPACTING PRESS           American Fork, Utah       $  121,476
     20526             Machinery             K401 HARD SHELL CAPSULE FILLING             American Fork, Utah       $   72,032
     20529             Machinery              CAPSULE POLISHER MODEL CD-2008             American Fork, Utah       $   11,953
     20530             Machinery             AIR CYLINDER BOTTLE INDEXING KIT            American Fork, Utah       $    6,694
     20534             Machinery           STOKES MODEL 550-2 ROTARY COMP PRESS          American Fork, Utah       $   31,988
     20535             Machinery              3 CUBIC FOOT WORKING CAPACITY              American Fork, Utah       $   33,226
     20536             Machinery           STOKES MODEL 328-2 ROTARY COMP PRESS          American Fork, Utah       $  144,645
     20537             Machinery                ROLLER INSPECTION CONVEYOR               American Fork, Utah       $   22,909
     20598             Machinery                      SHOP SHELVING                      American Fork, Utah       $      135
     20600             Machinery                   DUST COLLECTION ARMS                  American Fork, Utah       $      102
     20602             Machinery                     HEAT TUNNEL PPC                     American Fork, Utah       $      238
     20609             Machinery                       HEATING OVEN                      American Fork, Utah       $      696
     20610             Machinery                    ROUND TABLET SLATS                   American Fork, Utah       $      759
     20618             Machinery               HYDROFLAME HOT WATER SYSTEM               American Fork, Utah       $    9,557
     20624             Machinery                 ALUMINUM MIXING PLATFORM                American Fork, Utah       $    2,996
     20627             Machinery                HIGHBAY WAREHOUSE RACKING                American Fork, Utah       $   93,681
     20628             Machinery                 BATTERY CHARGING STATION                American Fork, Utah       $    2,132
     20629             Machinery                    H&K FEEDER UPGRADE                   American Fork, Utah       $      916
     20630             Machinery                 HAZARDOUS WASTE STORAGE                 American Fork, Utah       $    1,835
     20631             Machinery                   EQUIPMENT TECHNOLOGY                  American Fork, Utah       $      134
     20632             Machinery                  PDC STATIC ELIMINATOR                  American Fork, Utah       $      433
     20633             Machinery                STORAGE SHELVES & DRAWERS                American Fork, Utah       $      227
     20634             Machinery                   VIDEO JET IMPRINTER                   American Fork, Utah       $    1,244
     20635             Machinery                CONVEYOR INFEED EXTENSION                American Fork, Utah       $      121
     20636             Machinery                     DT MERRILL SLATS                    American Fork, Utah       $      359




                                  Exhibit B27                     Page 59 of 142

                        UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-27

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

MACHINERY, FIXTURES, EQUIPMENT AND SUPPLIES USED IN BUSINESS

                                                                                                                 NET BOOK VALUE
    ASSET #           ASSET CLASS                   ASSET DESCRIPTION                          LOCATION         AS OF 8/31/2003
    -------           -----------                   -----------------                          --------         ---------------
     20637             Machinery                 DUST COLLECTION ADDITION                American Fork, Utah       $    8,146
     20639             Machinery              SOFTGEL SLATS FILLING MACHINE              American Fork, Utah       $    2,672
     20640             Machinery                   PILLAR BOTTLE SEALER                  American Fork, Utah       $    2,180
     20641             Machinery                       CROWN WALKIE                      American Fork, Utah       $    6,511
     20642             Machinery                      TWO-WAY RADIOS                     American Fork, Utah       $    1,521
     20644             Machinery              MERRILL BOTTLE SIZE CHG PARTS              American Fork, Utah       $    1,281
     20645             Machinery                 IMPRINTER LETTERING KIT                 American Fork, Utah       $      549
     20646             Machinery                     CAPSULE POLISHER                    American Fork, Utah       $    2,124
     20647             Machinery                      RENNCO BUNDLER                     American Fork, Utah       $    1,755
     20648             Machinery                     H&K CROSS WHEEL                     American Fork, Utah       $    1,317
     20649             Machinery                  BESELER SHRINK TUNNEL                  American Fork, Utah       $      883
     20650             Machinery                      LABEL REWINDER                     American Fork, Utah       $      300
     20651             Machinery                       O CHANGE PARTS                    American Fork, Utah       $    3,859
     20653             Machinery                       VACUUM PUMP                       American Fork, Utah       $    1,188
     20654             Machinery                     DUST COLLECTION                     American Fork, Utah       $    1,766
     20655             Machinery                 BATTERY FOR TURIT TRUCK                 American Fork, Utah       $    1,262
     20656             Machinery                    CROWN TURIT TRUCK                    American Fork, Utah       $   43,885
     20658             Machinery                      OO CHANGE PARTS                    American Fork, Utah       $    3,759
     20659             Machinery                   ORION SHRINK WRAPPER                  American Fork, Utah       $    4,283
     20660             Machinery                        AIR VACUUM                       American Fork, Utah       $    4,665
     20661             Machinery                       LABEL SENSOR                      American Fork, Utah       $      675
     20662             Machinery              SHRINK WRAP MACHINE & CRATING              American Fork, Utah       $   41,873
     20663             Machinery                       A & D SCALES                      American Fork, Utah       $    1,245
     20665             Machinery                    5000 FLEXCON TOTES                   American Fork, Utah       $      447
     20666             Machinery                 H&K TOOLING CHANGE PARTS                American Fork, Utah       $   22,207
     20667             Machinery                SLATS EJECTOR BLADES ETC.                American Fork, Utah       $   12,206
     20668             Machinery                   REFRIGERATOR - BINTZ                  American Fork, Utah       $      133
     20669             Machinery                      RADIO REPEATER                     American Fork, Utah       $      360
     20670             Machinery                  CONVERSION KITS - PDC                  American Fork, Utah       $      457
     20671             Machinery                  SHROUDER MACHINE - PDB                 American Fork, Utah       $   11,593
     20672             Machinery                     RINGS - CAPSUGEL                    American Fork, Utah       $    2,386
     20673             Machinery               SHROUDER AUGER ACCESSORY KIT              American Fork, Utah       $   14,804
     20674             Machinery                  (4) CAPSULE POLISHERS                  American Fork, Utah       $   11,571
     20675             Machinery                  PLASTIC BOXES - RADCO                  American Fork, Utah       $       73
     20676             Machinery              LABOR & MTRL-FABRCATE DIVIDERS             American Fork, Utah       $    1,484
     20677             Machinery               CAPS/TAB INSPECTION MACHINE               American Fork, Utah       $   18,059
     20678             Machinery              RIDER SCRUBBER - INTERMOUNTAIN             American Fork, Utah       $    8,894
     20679             Machinery                     BATTERY STATION                     American Fork, Utah       $       39
     20680             Machinery                   (5000) PLASTIC TOTES                  American Fork, Utah       $    1,289
     20681             Machinery                       SURGE TABLE                       American Fork, Utah       $    5,685
     20683             Machinery              LABOR TO INSTALL TRAY DIVIDERS             American Fork, Utah       $       96
     20684             Machinery              VERTICAL SIDE FRAMES & BENCHES             American Fork, Utah       $      851
     20685             Machinery                COPY MACHINE FOR SHPG/RCVG               American Fork, Utah       $      316
     20686             Machinery                 WORK STATIONS - BRONSON                 American Fork, Utah       $    1,494
     20687             Machinery              DOWNFOLD COLLECTORS&CTRL PANEL             American Fork, Utah       $    7,944
     20688             Machinery                   (3) ROWS SAFETY RACK                  American Fork, Utah       $      621




                                  Exhibit B27                     Page 60 of 142

                        UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-27

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

MACHINERY, FIXTURES, EQUIPMENT AND SUPPLIES USED IN BUSINESS

                                                                                                                 NET BOOK VALUE
    ASSET #           ASSET CLASS                   ASSET DESCRIPTION                          LOCATION         AS OF 8/31/2003
    -------           -----------                   -----------------                          --------         ---------------
     20689             Machinery                      PLASTIC TOTES                      American Fork, Utah       $      651
     20690             Machinery               SCANNERS BRKT WALL TRMNLETC               American Fork, Utah       $      548
     20696             Machinery                     CAPSULE POLISHER                    American Fork, Utah       $    4,548
     20697             Machinery                        NT PRINTER                       American Fork, Utah       $       85
     20698             Machinery                      TYPE 8 MACHINE                     American Fork, Utah       $   14,155
     20699             Machinery              DOWN FLOW TABLE & ACCESSORIES              American Fork, Utah       $    3,015
     20700             Machinery                   TURIT DUST COLLECTOR                  American Fork, Utah       $      466
     20701             Machinery                (4)875 AMP HOUR BATTERIES                American Fork, Utah       $    1,143
     20702             Machinery                    (2)BATTERY STANDS                    American Fork, Utah       $      161
     20703             Machinery                TOOLING AND TIMING SCREWS                American Fork, Utah       $      301
     20704             Machinery                      DUST COLLECTOR                     American Fork, Utah       $    3,866
     20705             Machinery                (13)SHIP-IT PACKAGE SCALES               American Fork, Utah       $      945
     20706             Machinery                   (6) 72' POWER TUBES                   American Fork, Utah       $      119
     20707             Machinery                   (12) 14' TURBO FANS                   American Fork, Utah       $      363
     20708             Machinery         STAINLESS STEEL WALL & CEILING COVERING         American Fork, Utah       $      402
     20709             Machinery        SET OF STRAIGHT BLADES AND BLADE ASSEMBLY        American Fork, Utah       $      399
     20710             Machinery    FITNESS ROOM EQUIP (12)MACHINES & (1)EVERLAST BAG    American Fork, Utah       $    3,571
     20711             Machinery            WORK STATIONS SHELVES AND DIVIDERS           American Fork, Utah       $      453
     20712             Machinery      LUNCH ROOM EQUIP-TRAYS NAPKIN DISPENSERS ETC.      American Fork, Utah       $      428
     20713             Machinery          CROWN TURIT TRUCK-EXTENDED LIFT HEIGHT         American Fork, Utah       $   57,690
     20714             Machinery              AIRFLOW SYSTEM W/WALL BRACKET              American Fork, Utah       $    3,817
     20715             Machinery              ANTANNES CHARGERS AND BATTERY              American Fork, Utah       $    2,974
     20716             Machinery              WIRE GUIDE SYSTEM FOR HIGH BAY             American Fork, Utah       $      873
     20717             Machinery              CROWN TURIT TRUCK W/(4)BATTERY             American Fork, Utah       $   49,523
     20718             Machinery                   ASSY TOOLING DOUBLE                   American Fork, Utah       $    1,525
     20722             Machinery                    EUROCODE IMPRINTER                   American Fork, Utah       $    2,073
     20723             Machinery                 RADIOS MICROPHONES MISC.                American Fork, Utah       $      355
     20724             Machinery               BLINTZ-LUNCH ROOM EQUIPMENT               American Fork, Utah       $      937
     20725             Machinery               NEDCO CONVEYOR - SURGE TABLE              American Fork, Utah       $   10,169
     20726             Machinery              PEAK TECHNOLOGIES-PICK TO LGHT             American Fork, Utah       $   14,228
     20727             Machinery                 TOOLING AND CHANGE PARTS                American Fork, Utah       $      514
     20728             Machinery               TOOLING AND TIMING ASSEMBLY               American Fork, Utah       $    1,221
     20729             Machinery              8 TV'S AND 1 VCR FOR LUNCH RM              American Fork, Utah       $      660
     20730             Machinery                 RADIOS TRANSMITTERS ETC.                American Fork, Utah       $      494
     20731             Machinery              LIFTING LEGS AND INSTALLATION              American Fork, Utah       $      199
     20733             Machinery                       REFRIGERATOR                      American Fork, Utah       $      355
     20734             Machinery                  ALUMINUM SLIDING DOORS                 American Fork, Utah       $    8,360
     20736             Machinery                       MONITOR ARM                       American Fork, Utah       $      290
     20738             Machinery              (6) PANASONIC MICROWAVES 800 W             American Fork, Utah       $      272
     20739             Machinery                    SOUND LEVEL METER                    American Fork, Utah       $      171
     20740             Machinery                     AKRO (1000) BINS                    American Fork, Utah       $    2,223
     20741             Machinery               BOHANNAN 2000 - CHANGE PARTS              American Fork, Utah       $   30,296
     20742             Machinery               BOHANNAN 2000 - CHANGE PARTS              American Fork, Utah       $   36,082
     20743             Machinery          BOHANNAN 2000 - ENCAPSULATION MACHINE          American Fork, Utah       $  147,844




                                  Exhibit B27                     Page 61 of 142

                        UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-27

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

MACHINERY, FIXTURES, EQUIPMENT AND SUPPLIES USED IN BUSINESS

                                                                                                                 NET BOOK VALUE
    ASSET #           ASSET CLASS                   ASSET DESCRIPTION                          LOCATION         AS OF 8/31/2003
    -------           -----------                   -----------------                          --------         ---------------
     20744             Machinery                   MERRILL SLAT COUNTER                  American Fork, Utah       $  194,426
     20745             Machinery               BATTERY CHARGER - WAREHOUSE               American Fork, Utah       $    1,061
     20746             Machinery              (2) TRACKER HANDHELD COMPUTERS             American Fork, Utah       $    1,776
     20747             Machinery              (2) TRUCK MOUNT TRACKER UNITS              American Fork, Utah       $    2,427
     20748             Machinery                (5) TC 2425 HANDHELD UNITS               American Fork, Utah       $    2,965
     20749             Machinery                  (4) SHELVES - PACKING                  American Fork, Utah       $      467
     20750             Machinery               WORK STATIONS DIVIDERS ETC.               American Fork, Utah       $    4,143
     20751             Machinery                 BOHANAN TOOLING PACKAGE                 American Fork, Utah       $   15,468
     20752             Machinery              (6) LOWER MANIFOLDS-SCREWLESS              American Fork, Utah       $    6,156
     20753             Machinery                     MERRILL - SLATS                     American Fork, Utah       $    4,158
     20754             Machinery               GUIDE PLATE KEM FLOW INSERTS              American Fork, Utah       $    1,328
     20755             Machinery                   POWER SUPPLY AND KIT                  American Fork, Utah       $      270
     20756             Machinery              AUTOQUIP FREIGHTLIFT - FLT 15              American Fork, Utah       $    6,831
     20757             Machinery                 BOHANAN CHANGE PARTS - 0                American Fork, Utah       $   11,714
     20759             Machinery               MEZZANINES W/RAIL AND LADDER              American Fork, Utah       $   21,936
     20761             Machinery                (2) SLOTS OF DOSING HEADS                American Fork, Utah       $   16,477
     20763             Machinery                   CONVEYOR EXTENSIONS                   American Fork, Utah       $   13,950
     20765             Machinery                     LABELING MACHINE                    American Fork, Utah       $    6,046
     20849             Machinery           Lab Safety (Roto Lift Drum Handler)           American Fork, Utah       $    2,279
     20850             Machinery        Peak technology (10) Lthm Btry & Accessor        American Fork, Utah       $      831
     20851             Machinery               Peak Technology (Misc Equip)              American Fork, Utah       $      624
     20852             Machinery                Model 326SL Auto-Colt III                American Fork, Utah       $   62,465
     20853             Machinery                 Model 326S Auto-Colt III                American Fork, Utah       $   15,252
     20857             Machinery                    Affiliated Metals                    American Fork, Utah       $    1,204
     20858             Machinery                      Elec Wholesale                     American Fork, Utah       $    3,604
     20859             Machinery                      Nedco Conveyor                     American Fork, Utah       $    2,294
     20860             Machinery                        Peak Tech                        American Fork, Utah       $    9,251
     20861             Machinery                        Peak Tech                        American Fork, Utah       $    4,229
     20862             Machinery                          Quadro                         American Fork, Utah       $   17,281
     20863             Machinery                         Dynamet                         American Fork, Utah       $    6,936
     20865             Machinery                        Frigidyne                        American Fork, Utah       $   10,322
     20879             Machinery               Ink Module With Cap and Stem              American Fork, Utah       $      865
     20889             Machinery                Friab, 2 Vankel Drum, 115V               American Fork, Utah       $    2,154
     20890             Machinery           Hardness Tester, VK 200, 115V, 50KP           American Fork, Utah       $    2,893
     20891             Machinery               Report Center Option, VK 200              American Fork, Utah       $      490
     20895             Machinery       Upper & Lower Brush for 93-281 RF 450 Filler      American Fork, Utah       $    1,466
     20896             Machinery               UNC Stool, SWVL/TLT, W/CSTR               American Fork, Utah       $    1,255
     20897             Machinery            K/T Logistics (40ft&77ft PKBlender           American Fork, Utah       $   24,607
     20898             Machinery         New Jersey Machine(feed Screw PO 61697)         American Fork, Utah       $    1,173
     20899             Machinery           Ruplinger (Bal PO61979 Icore Metal)           American Fork, Utah       $    8,333
     20900             Machinery            Vorti Siv (PO 100-N070804 rvm-22)            American Fork, Utah       $   23,314
     20904             Machinery              A.W. Bohanan (PO 100-N072119)              American Fork, Utah       $    2,117
     20905             Machinery             Auto Mate Foil Sealer (PO 61962)            American Fork, Utah       $    8,220
     20906             Machinery           Ruplinger (Down PO61979 Icore Metal)          American Fork, Utah       $    4,219
     20907             Machinery          D.T Lasko (Bot. Feed Screws PO 61968)          American Fork, Utah       $    3,139
     20908             Machinery       Filter Technologies (Refurbish Blending #1)       American Fork, Utah       $    2,007




                                  Exhibit B27                     Page 62 of 142

                        UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-27

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

MACHINERY, FIXTURES, EQUIPMENT AND SUPPLIES USED IN BUSINESS

                                                                                                                 NET BOOK VALUE
    ASSET #           ASSET CLASS                   ASSET DESCRIPTION                          LOCATION         AS OF 8/31/2003
    -------           -----------                   -----------------                          --------         ---------------
     20909             Machinery       Filter Technologies (Refurbish Blending #3)       American Fork, Utah       $    2,007
     20910             Machinery     ICM (2 Auto Quip Material Lifts plus 1 install)     American Fork, Utah       $   19,849
     20911             Machinery              ICM (Installation of one lift)             American Fork, Utah       $    1,006
     20912             Machinery    K/T Logistics (Install one of Platforms Inv. 452)    American Fork, Utah       $      672
     20913             Machinery        Zions Credit Corp (Encapsulation Machine)        American Fork, Utah       $   49,798
     20914             Machinery             Zions Credit Corp (Scissor Lift)            American Fork, Utah       $    2,291
     20916             Machinery                  Chute Set, Divider Rod                 American Fork, Utah       $    2,606
     20920             Machinery          Upper Punch, Lower Punch, D2 Steel Die         American Fork, Utah       $    2,737
     20921             Machinery          Upper Punch, Lower Punch, D2 Steel Die         American Fork, Utah       $    7,325
     20936             Machinery             Blister Packer - Electrical Work            American Fork, Utah       $    1,070
     20937             Machinery          Slat Sets for Slat Filler Model 72-16          American Fork, Utah       $    9,920
     20938             Machinery            Line Change Parts for Model 75-ER            American Fork, Utah       $    6,385
     20939             Machinery    40 Cubic Feet Intensifier Blender Model 40TST-L/S    American Fork, Utah       $   78,637
     20940             Machinery    75 Cubic Foot Intensifier Blender Model 75 TSI-L/S   American Fork, Utah       $  100,149
     20941             Machinery         Intensifier Bar Upgrade for 50' Blender         American Fork, Utah       $   13,856
     20942             Machinery      Electrical work to complete 40' & 75' Blender      American Fork, Utah       $    1,413
     20943             Machinery      System One Model 500 - Recycling Parts Washer      American Fork, Utah       $    2,533
     20944             Machinery         5890 Series I Main Board Replacement Kit        American Fork, Utah       $    1,267
     20949             Machinery                 Material for New Blender                American Fork, Utah       $      882
     20951             Machinery                     Buchi Vac V-500                     American Fork, Utah       $      913
     20952             Machinery               Balance EL at 201 115V 60HZ               American Fork, Utah       $    4,238
     20953             Machinery              6890 Series Gas Chromatograph              American Fork, Utah       $   11,118
     20954             Machinery             Hopper Chute to Load Batch Mixer            American Fork, Utah       $    1,465
     20955             Machinery               44 Gal Brute Container w/Lid              American Fork, Utah       $    4,590
     20966             Machinery       Model WT-25LC Label Counting Rewind Machine       American Fork, Utah       $   11,534
     20967             Machinery        6-Sample Dissolution System with 6 Flasks        American Fork, Utah       $    9,650
     20968             Machinery                     VWR Drying Oven                     American Fork, Utah       $      874
     20971             Machinery     IBM - Notebooks, Notebook Options, IBM Options,     American Fork, Utah       $    3,617
     20975             Machinery     5 Cubic Foot Intensifier Blender Model TS1 5-LS     American Fork, Utah       $   36,774
     20979             Machinery                    Intermec Scanners                    American Fork, Utah       $    1,589
     20998             Machinery                      Tunnel Shields                     American Fork, Utah       $    1,203
     21001             Machinery                       Crane System                      American Fork, Utah       $    8,417
     21002             Machinery                Custom Scraper for C-45's                American Fork, Utah       $    6,421
     21005             Machinery                KCC300 Multirange Platform               American Fork, Utah       $   30,378
     21007             Machinery        Gravure Cylinder for Ironman Yogurt Berry       Farmingdale, New York      $    2,048
     21010             Machinery     Gravure Cylinder for Ironman Creamy Peanut Bars    Farmingdale, New York      $    2,140
     21013             Machinery      Gravure Cylinder for Ironman Cookie Dough Bar     Farmingdale, New York      $    2,056
     21014             Machinery      Gravure Cylinder for Ironman Coffee Crunch Bar    Farmingdale, New York      $    2,048
     21015             Machinery    4" Diameter x 5' Long EZ Arm with Wall Bracket and   American Fork, Utah       $    3,285
     21017             Machinery     75 Cubic Foot Platform, 40 Cubic Foot Platform,     American Fork, Utah       $      663
     21020             Machinery                 Laser Scanners w/ Cable                 American Fork, Utah       $    8,992
     21021             Machinery                    Decoder Wedge Kit                    American Fork, Utah       $    1,984
     21022             Machinery           Slats and Manifolds for Model 72-16           American Fork, Utah       $   32,053
     21023             Machinery           Slat, Kit, Manifold for Model 40-39           American Fork, Utah       $   25,037
     21024             Machinery    Drive Motor, Variable Drive Pully, Variable Speed    American Fork, Utah       $    1,028
     21027             Machinery         Gravity Skatewheel Conveyor System (RD)         American Fork, Utah       $    2,620




                                  Exhibit B27                     Page 63 of 142

                        UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-27

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

MACHINERY, FIXTURES, EQUIPMENT AND SUPPLIES USED IN BUSINESS

                                                                                                                 NET BOOK VALUE
    ASSET #           ASSET CLASS                   ASSET DESCRIPTION                          LOCATION         AS OF 8/31/2003
    -------           -----------                   -----------------                          --------         ---------------
     21034             Machinery                Series 9600 Conveyors (2)                American Fork, Utah       $    8,554
     21036             Machinery       Photopolymer Plates - TWLB ProFuel Blueberry     Farmingdale, New York      $    5,969
     21037             Machinery      Photopolymer Plates - TWLB ProFuel Choc Fudge     Farmingdale, New York      $    5,969
     21038             Machinery      Photopolymer Plates - TWLB ProFuel Choc Peanut    Farmingdale, New York      $    5,969
     21039             Machinery                  (2) Capsule Polishers                  American Fork, Utah       $    4,982
     21041             Machinery          7/14 Lower Manifold 250cc amber glass          American Fork, Utah       $    1,567
     21042             Machinery                  250cc Bottle Feedscrew                 American Fork, Utah       $    1,005
     21043             Machinery                  Sun-X machine in utah                  American Fork, Utah       $    2,609
     21044             Machinery                      Digital Scales                     American Fork, Utah       $    2,172
     21045             Machinery              Bottle packaging machine parts             American Fork, Utah       $   12,584
     21046             Machinery              Bottle packaging machine parts             American Fork, Utah       $    3,667
     21047             Machinery              GE BAF Equipment lease buyout              American Fork, Utah       $   85,410
     21048             Machinery              GE BAF Equipment lease buyout              American Fork, Utah       $   65,593
     21049             Machinery               Replacement Inspection Belt               American Fork, Utah       $    7,387
     21051             Machinery            Cylinder for RIpped Fuel 60 Labels          Farmingdale, New York      $    5,217
     21052             Machinery           Cylinder for RIpped Fuel 120 Labels          Farmingdale, New York      $    5,217
     21053             Machinery           Cylinder for RIpped Fuel 200 Labels          Farmingdale, New York      $    5,217
     21054             Machinery        Re engraving Cylinder for Ultra Fuel Grape      Farmingdale, New York      $    2,112
     21055             Machinery       Re engraving Cylinder for Ultra Fuel Orange      Farmingdale, New York      $    2,112
     21056             Machinery    Re engraving Cylinder for Ultra Fuel Bl Raspberry   Farmingdale, New York      $    3,600
     21057             Machinery     Re engraving Cylinder for Ultra Fuel Fruit Punch   Farmingdale, New York      $    2,112
     21058             Machinery    GKF 1500 Capsule Filling Mach Ser# 773344MS-2003W    American Fork, Utah       $   41,080
     21059             Machinery       Milling Machine Model 194 S Serial# 194-0510      American Fork, Utah       $    5,000
     21062             Machinery            3-28 Compression Machine (C&C Inc)           American Fork, Utah       $   65,520
     21064             Machinery                  1 Model 8S (Qualicaps)                 American Fork, Utah       $    2,891
     21065             Machinery                   1 CH PTS (Qualicaps)                  American Fork, Utah       $    2,236
     21066             Machinery        Model E4 Capper with FSRF-24 Rotary Feeder       American Fork, Utah       $   22,729
     21068             Machinery               Cylinders for Amino Fuel 250             Farmingdale, New York      $    4,549
     21069             Machinery               Cylinders for Amino Fuel 150             Farmingdale, New York      $    4,549
     21070             Machinery               Cylinders for Amino Fuel 60              Farmingdale, New York      $    4,549
     21071             Machinery               Cylinders for Amino Fuel 50              Farmingdale, New York      $    4,549
     21072             Machinery                Cylinders for CLA Fuel 120              Farmingdale, New York      $    4,549
     21073             Machinery                Cylinders for CLA Fuel 60               Farmingdale, New York      $    4,549
     21074             Machinery               Cylinders for Joint Fuel 120             Farmingdale, New York      $    4,549
     21075             Machinery               Cylinders for Joint Fuel 60              Farmingdale, New York      $    4,549
     21076             Machinery               Cylinders for Colostrum Fuel             Farmingdale, New York      $    7,296
     21077             Machinery                 Cylinders for Vege Fuel                Farmingdale, New York      $    7,227
     21078             Machinery             Cylinders for Creatine Fuel 120            Farmingdale, New York      $    3,657
     21079             Machinery              Cylinders for Creatine Fuel 60            Farmingdale, New York      $    4,506
     21080             Machinery            Cylinders for Micronized Creatine           Farmingdale, New York      $    7,227
     21081             Machinery                Cylinders for ZMA Fuel 90               Farmingdale, New York      $    3,657
     21082             Machinery             Cylinders for Ripped Fuel MF 200           Farmingdale, New York      $    3,657
     21083             Machinery             Cylinders for Ripped Fuel MF 120           Farmingdale, New York      $    3,657
     21084             Machinery             Cylinders for Ripped Fuel MF 60            Farmingdale, New York      $    3,657
     21085             Machinery          Cylinders for Ripped Fuel Extreme 200         Farmingdale, New York      $    4,506
     21086             Machinery          Cylinders for Ripped Fuel Extreme 120         Farmingdale, New York      $    4,506




                                  Exhibit B27                     Page 64 of 142

                        UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-27

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

MACHINERY, FIXTURES, EQUIPMENT AND SUPPLIES USED IN BUSINESS

                                                                                                                 NET BOOK VALUE
    ASSET #           ASSET CLASS                   ASSET DESCRIPTION                          LOCATION         AS OF 8/31/2003
    -------           -----------                   -----------------                          --------         ---------------
     21087             Machinery           Cylinders for Ripped Fuel Extreme 60         Farmingdale, New York      $    4,506
     21088             Machinery               Sort Steel 8 pt & misc parts              American Fork, Utah       $    4,718
     21089             Machinery              Cylinders for Super Whey Fuel             Farmingdale, New York      $    8,011
     21090             Machinery               Cylinders TLI Glutamine Fuel             Farmingdale, New York      $    7,296
     21091             Machinery              Cylinders TLI Amino Fuel 16oz             Farmingdale, New York      $    4,549
     21092             Machinery              Cylinders TLI Amino Fuel 32oz             Farmingdale, New York      $    4,549
     21093             Machinery             Cylinder - TLI HMB Fuel 120 Caps           Farmingdale, New York      $    4,592
     21094             Machinery             Cylinder - TLI HMB Fuel 240 Caps           Farmingdale, New York      $    4,592
     21095             Machinery      Cylinder - TLI Creatine Fuel Chews Fruit Punch    Farmingdale, New York      $    4,592
     21096             Machinery        Cylinder - TLI Creatine Fuel Chews Orange       Farmingdale, New York      $    4,592
     21097             Machinery           Cylinder - TLI Chromic Fuel 100 Caps         Farmingdale, New York      $    4,592
     21098             Machinery           Cylinder - TLI Creatine Fuel 60 Caps         Farmingdale, New York      $    4,592
     21099             Machinery          Cylinder - TLI Creatine Fuel 120 Caps         Farmingdale, New York      $    4,592
     21100             Machinery      Cylinder - TLI Creatine Fuel Drink Fruit Punch    Farmingdale, New York      $    5,544
     21101             Machinery            Cylinder - TLI Glutamine Fuel 4oz           Farmingdale, New York      $    4,635
     21102             Machinery            Cylinder - TLI Carni Fuel 60 Caps           Farmingdale, New York      $    4,635
     21103             Machinery           Cylinder - TLI Chromic Fuel 100 Caps         Farmingdale, New York      $    4,635
     21104             Machinery           Cylinder - TLI Chromic Fuel 200 Caps         Farmingdale, New York      $    4,635
     21105             Machinery                Cylinder - TLI 7-Keto Fuel              Farmingdale, New York      $    4,635
     21106             Machinery        Cylinder - TLI Creatine Fuel Drink Orange       Farmingdale, New York      $    5,544
     21107             Machinery        75-ERL Shrinksealer w/ conveyor extension        American Fork, Utah       $  112,943
     21108             Machinery        Horizontal perforator w/ partial vertical        American Fork, Utah       $   42,037
     21109             Machinery        Cylinders - TLI Creatine Fuel Powder 4 oz       Farmingdale, New York      $    3,797
     21110             Machinery        Cylinders - TLI Creatine Fuel Powder 8 oz       Farmingdale, New York      $    3,797
     21111             Machinery       Cylinders - TLI Creatine Fuel Powder 11.5 oz     Farmingdale, New York      $    3,797
     21112             Machinery            Cylinders - TLI Andro Fuel 60 caps          Farmingdale, New York      $    3,797
     21113             Machinery          Cylinders - TLI Nor Andro Fuel 30 caps        Farmingdale, New York      $    3,797
     21114             Machinery          Cylinders TLI Amino Fuel 2000 50 Tabs         Farmingdale, New York      $    3,797
     21115             Machinery          Cylinders TLI Amino Fuel 2000 150 Tabs        Farmingdale, New York      $    3,797
     21116             Machinery           Cylinders TLI Tribulus Fuel 100 caps         Farmingdale, New York      $    3,797
     21117             Machinery         Cylinders - TLI Glucosamine Fuel 60 tabs       Farmingdale, New York      $    3,797
     21118             Machinery           Cylinder - TLI Mega HMB Fuel 60 caps         Farmingdale, New York      $    3,797
     21119             Machinery      Cylinder - TLI Ripped Fuel Powder Fruit Punch     Farmingdale, New York      $    7,540
     21120             Machinery        Cylinder - TLI Ripped Fuel Powder Vanilla       Farmingdale, New York      $    7,540
     21121             Machinery       Cylinder - TLI Ripped Fuel Powder Chocolate      Farmingdale, New York      $    7,540
     21122             Machinery          Cylinder - TLI Andro Nitrate3 Vanilla         Farmingdale, New York      $   10,470
     21123             Machinery         Cylinder - TLI Andro Nitrate3 Chocolate        Farmingdale, New York      $   10,470
     21124             Machinery         Cylinder - TLI Amino Nitrate3 Strawberry       Farmingdale, New York      $   10,470
     21125             Machinery          Cylinder - TLI Glutamine Fuel 60 caps         Farmingdale, New York      $    3,797
     21126             Machinery          Cylinder - TLI Glutamine Fuel 120 caps        Farmingdale, New York      $    3,797
     21127             Machinery        Cylinder - TLI Creatine Fuel Stack 90 caps      Farmingdale, New York      $    3,797
     21128             Machinery       Cylinder - TLI Creatine Fuel Stack 180 caps      Farmingdale, New York      $    3,797
     21129             Machinery        Cylinder - TLI Mega Glutamine Fuel 60 caps      Farmingdale, New York      $    3,797
     21130             Machinery       Cylinder - TLI Mega Glutamine Fuel 120 caps      Farmingdale, New York      $    3,797
     21131             Machinery        Cylinder - TLI Andro Nitrate3 Fuel 60 tabs      Farmingdale, New York      $    5,596
     21133             Machinery              Cylinder - TLI MCT Fuel Orange            Farmingdale, New York      $    4,714




                                  Exhibit B27                     Page 65 of 142

                        UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-27

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

MACHINERY, FIXTURES, EQUIPMENT AND SUPPLIES USED IN BUSINESS


                                                                                                                 NET BOOK VALUE
    ASSET #           ASSET CLASS                   ASSET DESCRIPTION                          LOCATION         AS OF 8/31/2003
    -------           -----------                   -----------------                          --------         ---------------
     21134             Machinery            Cylinder - TLI Ripped Fuel 90 caps          Farmingdale, New York      $    4,714
     21135             Machinery                     12 Pallet Jacks                     American Fork, Utah       $    4,526
     21136             Machinery       (9) Dosing Discs for Encapsulation equipment      American Fork, Utah       $   17,037
     21137             Machinery     (7) Stainless Steel Barrel Rim Mesh Hand Screens    American Fork, Utah       $    6,259
     21138             Machinery           (2) Merrill Manifolds (60CC & 500CC)          American Fork, Utah       $    3,553
     21139             Machinery    Rapid Digestor 4 Place w. Fume Removal & Rapidstil   American Fork, Utah       $    8,205
     21140             Machinery           50 HP Vacuum Pump for Quincy QSVI50           American Fork, Utah       $   15,945
     21141             Machinery          Cylinder for TLI Xtreme Anabolic Fuel         Farmingdale, New York      $    6,121
     21142             Machinery                   GPT Titrino 799/B-10                  American Fork, Utah       $   15,478
     21143             Machinery           Cylinder - TLI Diet Fuel Weight Loss         Farmingdale, New York      $    6,633
     21144             Machinery       Cylinder - TLI Mass Fuel Chocolate 3.77 lbs      Farmingdale, New York      $    9,152
     21145             Machinery     Cylinder - TLI Ripped Fuel Ephedra Free 60 caps    Farmingdale, New York      $    1,696
     21146             Machinery     Cylinder - TLI Ripped Fuel Ephedra Free 120 caps   Farmingdale, New York      $    1,696
     21147             Machinery            Cylinder - TLI Xtreme Energy Fuel           Farmingdale, New York      $    7,569
     21148             Machinery        Cylinder - TLI Mass Fuel Vanilla 3.77 lbs       Farmingdale, New York      $    9,152
     21149             Machinery           Cylinder - TLI Creatine Fuel 60 caps         Farmingdale, New York      $    4,765
     21150             Machinery       Cylinder - TLI Ripped Fuel Ephedra Free 50%      Farmingdale, New York      $    5,746
     21151             Machinery       VanKel Tablet Hardness Tester, VK 200, 115V       American Fork, Utah       $    5,558
     21152             Machinery        Phoenix Extended Range Aerostat 120V, 60Hz       American Fork, Utah       $    3,630
     21153             Machinery    Therma-Kleen Model Ultra 250Ess steam cleaning sys   American Fork, Utah       $    4,791
     21154             Machinery         48 in. X 15 ft. Conveyor Belt, 52 series        American Fork, Utah       $    3,625
     21155             Machinery    Cap Handler, Cap Sorter & Cap Chucks for bottling    Montgomery, Alabama       $   42,732
     21156             Machinery          Tray Former & Case Packer for Bottler          Montgomery, Alabama       $   18,924
     21157             Machinery            Sleevelabeler (Model # R-300-ERT)            Montgomery, Alabama       $   16,246
     21158             Machinery         Bottle Filler / Capper @ Piknik Products        Montgomery, Alabama       $   25,264
     21159             Machinery      Camplate & Finger for Bottling equip @ Piknik      Montgomery, Alabama       $    5,710
     21161             Machinery        Cylinder TLI Andro Nitrate 3 Fuel 60 tabs       Farmingdale, New York      $      934
     21162             Machinery          Cylinder TLI Andro Nitrate 3 Chocolate        Farmingdale, New York      $    1,509
     21163             Machinery         Cylinder TLI Andro Nitrate 3 Strawberry        Farmingdale, New York      $    1,509
     21164             Machinery           Cylinder TLI Andro Nitrate 3 Vanilla         Farmingdale, New York      $    1,509
     21165             Machinery          (14) Scale House Shelf w. Hooded Cover         American Fork, Utah       $    6,779
     21166             Machinery      Utensil Washer SD-20, Electric Booster 40 Deg      American Fork, Utah       $   13,130
     21167             Machinery               4 R-W High Cube II Machines               American Fork, Utah       $  241,676
     21169             Machinery                  Forklift, Model 30TSP                  American Fork, Utah       $   91,771
     21170             Machinery                  Forklift, Model 30TSP                  American Fork, Utah       $   91,771
     21171             Machinery       Cylinder - TLI Creatine Load Drink - Orange      Farmingdale, New York      $    9,318
     21172             Machinery     Cylinder - TLI Creatine Load Drink - Fruit Punch   Farmingdale, New York      $    9,318
     21173             Machinery           Cylinder - TLI Vege Fuel (New Size)          Farmingdale, New York      $    7,781
     21174             Machinery    Cylinder - TLI Creatine Fuel Micronized (New Size)  Farmingdale, New York      $    7,781
     21175             Machinery         Cylinder - TLI Ultra Fuel Energy Orange        Farmingdale, New York      $    9,318
     21176             Machinery       Cylinder - TLI Ultra Fuel Energy Fruit Punch     Farmingdale, New York      $    9,318
     21177             Machinery         Cylinders - 380MM Bases for XE & XA Fuel       Farmingdale, New York      $   29,250
     21178             Machinery        5' Bench Top Fume Hood Assembly w. Option        American Fork, Utah       $    5,507
     21179             Machinery       Cylinder - TLI PM Protein Fuel Decaf Coffee      Farmingdale, New York      $    9,318
     21180             Machinery        Cylinder - TLI Ripped Fuel Extreme 60 Caps      Farmingdale, New York      $    6,070
     21181             Machinery       Cylinder - TLI Ripped Fuel Extreme 120 Caps      Farmingdale, New York      $    6,070




                                  Exhibit B27                     Page 66 of 142

                        UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-27

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

MACHINERY, FIXTURES, EQUIPMENT AND SUPPLIES USED IN BUSINESS

                                                                                                                 NET BOOK VALUE
    ASSET #           ASSET CLASS                   ASSET DESCRIPTION                          LOCATION         AS OF 8/31/2003
    -------           -----------                   -----------------                          --------         ---------------
     21182             Machinery         Cylinder - TLI PM Protein Fuel Chocolate       Farmingdale, New York      $    9,318
     21183             Machinery         Cylinder - TLI AM Protein Fuel Chocolate       Farmingdale, New York      $    9,318
     21184             Machinery          Cylinder - TLI AM Protein Fuel Vanilla        Farmingdale, New York      $    9,318
     21185             Machinery          Cylinder - TLI PM Protein Fuel Vanilla        Farmingdale, New York      $    9,318
     21186             Machinery          Cylinder - TLI AM Protein Fuel Coffee         Farmingdale, New York      $    9,318
     21187             Machinery       Ultra 45 Ultrasonic slat washer w. USP rinse      American Fork, Utah       $   43,967
     21188             Machinery             Cherrington Fume Hood for QC Lab            American Fork, Utah       $   12,912
     21189             Machinery                   11oz Diet Juice Mold                  American Fork, Utah       $   14,645
     21190             Machinery     Tooling & Die Charges on Ripped/Diet Fuel BOGO's    American Fork, Utah       $    3,947
     21191             Machinery         Cylinder - GNC Ripped Fuel Extreme 48ct        Farmingdale, New York      $    5,906
     21192             Machinery           Cylinder - GNC Ripped Fuel E/F 48ct          Farmingdale, New York      $    5,868
     21193             Machinery       Installation Chgs - Piknik Products Line 103      Montgomery, Alabama       $    4,347
     21194             Machinery     Installation Charges - Piknik Products Line 103     Montgomery, Alabama       $    4,408
     21195             Machinery     Installation charges - Piknik Products Line 103     Montgomery, Alabama       $    4,573
     21196             Machinery      Cylinders - TLI Ripped Fuel Cut 96 Caps (GNC)     Farmingdale, New York      $    4,937
     21197             Machinery        Quadro Comil 194S, Chute 315, mueller cap,       American Fork, Utah       $    8,050
     21198             Machinery         Bosch Capsule Filling & Closing Machine         American Fork, Utah       $   91,885
     21199             Machinery         Bosch Capsule Filling & Closing Machine         American Fork, Utah       $   91,885
     21200             Machinery     VideoJet EQ356500-03 w. stand, holder, detector,    American Fork, Utah       $    3,863
     21201             Machinery          DT Lakso Change Parts for Reformer 450         American Fork, Utah       $   22,866
     21203             Machinery                 CPT 200 Capsule Polisher                American Fork, Utah       $    2,993
     21204             Machinery       Bosch 2000 Capsule Filling & Closing Machine      American Fork, Utah       $   80,013
     21205             Machinery                Omega SL-18 Shrink-Bundler               American Fork, Utah       $   25,282
     21206             Machinery                   VideoJet EQ375040-02                  American Fork, Utah       $    4,435
     21207             Machinery          DT Lakso Slat Chains (# 50 w/ Delrin)          American Fork, Utah       $    2,301
     21208             Machinery              Cylinder - TLI Horney Goatweed            Farmingdale, New York      $    4,980
     21209             Machinery     Installation chgs for Bottling Machine @ Piknik     Montgomery, Alabama       $    1,846
     21210             Machinery         Cylinder - TLI Ripped Fuel Cut 180 caps        Farmingdale, New York      $    4,053
     21211             Machinery     Cylinder - TLI Ripped Fuel Ephedra Free 200 caps   Farmingdale, New York      $    4,053
     21212             Machinery          (2) EMT-400 Empty Capsule Eliminator &         American Fork, Utah       $    3,926
     21213             Machinery            Cylinder - TLI Joint Fuel Recovery          Farmingdale, New York      $    5,024
     21214             Machinery     11oz Bottle change parts for Century Foods line          Sparta, WI           $   21,669
                       Machinery     18oz Bottle change parts for Century Foods line          Sparta, WI           $   36,687

                                                                                                                   ----------
TOTAL MACHINERY                                                                                                    $6,083,911
                                                                                                                   ----------

                                                                                                                   ----------
GRAND TOTAL                                                                                                        $6,400,012
                                                                                                                   ==========




                                  Exhibit B27                     Page 67 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-28


In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

INVENTORY.

                                                                                  RAW MATERIALS,
                                                                                 FINISHED GOODS,
                                                                                 IN TRANSIT AND
    LOCATION                                       CITY             STATE           IN PROCESS
------------------------------------------------------------------------------------------------

ANABOLIC INCORPORATED                            IRVINE               CA           $      3,136
BARIATRIX INTERNATIONAL INC                      BURLINGTON           VT                 16,034
BENNETT PACKAGING                                LEE'S SUMMIT         MO                 32,440
BIO BOTANICA INC                                 HAUPPAGE             NY                  5,520
BUSINESS DEVELOPMENT LABS                        SANTA CLARA          CA                117,323
CALIFORNIA NATURAL PRODUCTS                      LATHROP              CA                 80,381
CASTLEGUARD (CAN)                                BRANTFORD            ON                 57,956
CASTLEGUARD HEALTH SERVICES LTD                  BRANTFORD            ON                  4,363
CENTURY FOODS INTERNATIONAL                      SPARTA               WI                500,868
CORWOOD LABORATORIES, INC.                       HAUPPAUGE            NY                 19,933
FERN LABORATORIES                                FARMINGDALE          NY                  1,209
GARDEN STATE NUTRITIONALS                        WEST CALDWELL        NJ                 57,363
HARTNESS INTERNATIONAL                           GREENVILLE           SC                     34
HEALTH FACTORS INTERNATIONAL                     LAKE FOREST          CA                  9,850
INDUSTRIAL CONTAINER & SUPPLY CO.                SALT LAKE CITY       UT                 81,117
JASPER PRODUCTS, LLC                             ST. LOUIS            MO                 84,498
JBS LOGISTICS                                    GLENDALE HEIGHTS     IL              1,475,692
MLO PRODUCTS, INC.                               FAIRFIELD            CA                174,923
MULTI-PAK CORP                                   CHATSWORTH           CA                 20,494
NATURAL PRODUCTS                                 HAUPPAUGE            NY                 91,633
NUTRITIONAL MFG INTERNATIONAL INC.               ONTARIO              ON                 33,520
OMNI-PAK INDUSTRIES                              RONKONKOMA           NY                 66,108
PACIFIC FOODS OF OREGON                          TUALATIN             OR                    701
PEACOCK ENGINEERING COMPANY                      ITASCA               NY                112,736
PIK-NIK PRODUCTS CO.                             MONTGOMERY           AL                 49,725
PRIORITY FOOD PROCESSING                         LAKE ZURICH          IL                252,882
PRO PAC LABS, INC.                               OGDEN                UT                196,520
SHANNON MINERALS LTD                             LINERICK             IE                 18,748
SORENCO LABORATORIES, INC.                       SALT LAKE CITY       UT                147,359
THE MINUTE MAID COMPANY                          ATLANTA              GA                 37,844
THERMOLIFE                                       PHOENIX              AZ                  1,840
TISHCON CORP                                     SALISBURY            MD                291,415
W.S.P. INC                                       ROGERS               AR                186,089
WATSON FOOD                                      WEST HAVEN           CT                 25,200
ZEPH TECHNOLOGIES                                CLEARWATER           FL                     16
TWIN LABORATORIES INC - 600 EAST QUALITY DRIVE   AMERICAN FORK        UT             25,536,907
TWIN LABORATORIES INC - UNION PARKWAY            RONKONKOMA           NY                219,737
-----------------------------------------------------------------------------------------------
GROSS INVENTORY                                                                    $ 30,012,114
                                                                                   ------------
INVENTORY RESERVES                                                                   (4,249,300)
                                                                                   ------------
NET INVENTORY                                                                      $ 25,762,814
                                                                                   ============


                                   EXHIBIT B28                    Page 68 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                                  EXHIBIT B-33

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

OTHER PERSONAL PROPERTY OF ANY KIND NOT ALREADY LISTED. ITEMIZE.

           DESCRIPTION                                       BOOK VALUE AS OF 8/31/03
-------------------------------------------------------------------------------------
Deferred Tax Assets                                                $ 89,762,360
Reserve for Deferred Tax Assets                                    $(89,762,360)

-------------------------------------------------------------------------------------
TOTAL OTHER PROPERTY                                               $          -
=====================================================================================

                                  Exhibit B33

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS

         State the name, mailing address, including zip code, and account number, if any, of all entities holding claims secured by property of the debtor as of the date of filing of the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, and other security interests. List creditors in alphabetical order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

         If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete Schedule H--Codebtors. If a joint petition is filed, state whether husband, wife, both of them, or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint, or Community."

         If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

         Report the total of all claims listed on this schedule in the box labeled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

         [ ] Check this box if debtor has no creditors holding secured claims to report on this Schedule D.

 CREDITOR'S NAME                  DATE CLAIM WAS       DESCRIPTION OF
   AND MAILING                 INCURRED, NATURE OF      PROPERTY AND
ADDRESS INCLUDING             LIEN, AND DESCRIPTION     MARKET VALUE
  ZIP CODE AND                 AND MARKET VALUE OF      OF PROPERTY
 ACCOUNT NUMBER    CODEBTOR  PROPERTY SUBJECT TO LIEN  SUBJECT TO LIEN
----------------------------------------------------------------------
See Attachment D

----------------------------------------------------------------------

======================================================================

 CREDITOR'S NAME                                          AMOUNT OF
   AND MAILING                                          CLAIM WITHOUT
ADDRESS INCLUDING                                         DEDUCTING     UNSECURED
  ZIP CODE AND                                            VALUE OF     PORTION, IF
 ACCOUNT NUMBER    CONTINGENT  UNLIQUIDATED  DISPUTED    COLLATERAL       ANY
----------------------------------------------------------------------------------
See Attachment D                                        $  47,339,138

----------------------------------------------------------------------------------
                                  TOTAL                 $  47,339,138
==================================================================================

                                   Schedule D

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

                ATTACHMENT D -- CREDITORS HOLDING SECURED CLAIMS

          CREDITOR'S NAME                         ADDRESS                  CITY      STATE    ZIP CODE   CODEBTOR
-------------------------------------------------------------------------------------------------------------------
Blechmans (1)                         150 Motor Parkway, Suite 210      Hauppauge      NY         11788    X

The CIT Group/Business Credit, Inc.,  1211 Avenue of the Americas       New York       NY         10036    X
as Agent and Lender (3)               (212) 790-9170

Congress Financial (2)                150 S. Wacker Drive, Suite 2200   Chicago        IL         60606    X
                                      (312) 739-2214
GMAC Commercial Finance (2)           3000 Town Center, Suite 280       Southfield     MI         48075    X
                                      (248) 358-8310
Zions First National Bank             1220 South 800 East               Orem           UT    84097-2743
                                      (801) 764-9326
A.I. Credit Corp.                     Box 9045                          New York       NY    10087-9045

AFCO Premium Credit LLC               P.O. Box 360572                   Pittsburg      PA    15250-6572

                                       DATE CLAIM WAS INCURRED,
                                         NATURE OF LIEN, AND
                                        DESCRIPTION AND MARKET             DESCRIPTION OF PROPERTY AND
                                           VALUE OF PROPERTY                  MARKET VALUE OF PROPERTY
          CREDITOR'S NAME                   SUBJECT TO LIEN                       SUBJECT TO LIEN
----------------------------------------------------------------------------------------------------------------
Blechmans (1)                                  3/29/2001          Junior lien on substantially all assets of the
                                                                                      Debtor
The CIT Group/Business Credit, Inc.,           3/29/2001              Substantially all assets of the Debtor
as Agent and Lender (3)
Congress Financial (2)                         3/29/2001              Substantially all assets of the Debtor

GMAC Commercial Finance (2)                    3/29/2001              Substantially all assets of the Debtor

Zions First National Bank                      3/22/1999                Land & Building - 600 East Quality
                                                                          Drive, American Fork, UT 84003
A.I. Credit Corp.                               9/4/2003                   Lien on Unearned Premiums

AFCO Premium Credit LLC                         9/4/2003                   Lien on Unearned Premiums

                                                                          AMOUNT OF CLAIM
                                                                              WITHOUT        UNSECURED
                                                                          DEDUCTING VALUE   PORTION, IF
          CREDITOR'S NAME             CONTINGENT  UNLIQUIDATED  DISPUTED   OF COLLATERAL        ANY
-------------------------------------------------------------------------------------------------------
Blechmans (1)                                                             $    15,000,000

The CIT Group/Business Credit, Inc.,                                      $    13,546,563
as Agent and Lender (3)
Congress Financial (2)                                                    $     6,764,148

GMAC Commercial Finance (2)                                               $     6,764,148

Zions First National Bank                                                 $     5,264,279

A.I. Credit Corp.                                    X                        Unknown

AFCO Premium Credit LLC                              X                        Unknown

                                                     TOTAL                $    47,339,138

(1) The Blechmans include: Ross Blech man, Linda Blechman, Dean Blechman, Sharon Blechman, Brian Blechman, Robin Blech man, Steve Blechman, Elyse Blechman, Neil Blechman, and Helena Blechman.

(2) Congress Financial and GMAC Commercial Finance are both participants in the financing agreement, dated March 29, 2001, administered by The CIT Group/Business Credit Inc.

(3) Includes accrued interest of $18,267 as of September 4, 2003.

                                  Attachment D

                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

         A complete list of claims entitled to priority, listed separately by type of priority, is to be set forth on the sheets provided. Only holders of unsecured claims entitled to priority should be listed in this schedule. In the boxes provided on the attached sheets, state the name and mailing address, including zip code, and account number, if any, of all entities holding priority claims against the debtor or the property of the debtor, as of the date of the filing of the petition.

         If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete Schedule H-Codebtors. If a joint petition is filed, state whether husband, wife, both of them, or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint, or Community."

         If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

         Report the total of claims listed on each sheet in the box labeled "Subtotal" on each sheet. Report the total of all claims listed on this Schedule E in the box labeled "Total" on the last sheet of the completed schedule. Repeat this total also on the Summary of Schedules.

         [ ] Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E.

TYPES OF PRIORITY CLAIMS (Check the appropriate box(es) below if claims in that category are listed on the attached sheets)

         [ ]   EXTENSIONS OF CREDIT IN AN INVOLUNTARY CASE

               Claims arising in the ordinary course of the debtor's business or financial affairs after the commencement of the case but before the earlier of the appointment of a trustee or the order for relief. 11 U.S.C. Section 507(a)(2).

         [ ]   WAGES, SALARIES AND COMMISSIONS

               Wages, salaries and commissions, including vacation, severance, and sick leave pay owing to employees and commissions owing to qualifying independent sales representatives up to $4,650* per person earned within 90 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. Section 507(a)(3).

         [ ]   CONTRIBUTIONS TO EMPLOYEE BENEFIT PLANS

               Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. Section 507(a)(4).

         [ ]   CERTAIN FARMERS AND FISHERMAN

               Claims of certain farmers and fishermen, up to $4,650* per farmer or fisherman, against the debtor, as provided in 11
               U.S.C. Section 507(a)(5).

         [ ]   DEPOSITS BY INDIVIDUALS

               Claims of individuals up to a maximum of $2,100 for deposits for the purchase, lease or rental of property or services for personal, family, or household use, that were not delivered or provided. 11 U.S.C. Section 507(a)(6).

         [ ]   ALIMONY, MAINTENANCE OR SUPPORT

               Claims of spouse, former spouse, or child of the debtor for alimony, maintenance, or support, to the extent provided in 11 U.S.C. Section 507(a)(7).

         [X]   TAXES AND CERTAIN OTHER DEBTS OWED TO GOVERNMENTAL UNITS

               Taxes, customs duties, and penalties owing to federal, state and local governmental units as set forth in 11 U.S.C. Section 507(a)(8).

         [ ] COMMITMENTS TO MAINTAIN THE CAPITAL OF AN INSURED DEPOSITORY INSTITUTION

               Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or Board of Governors of the Federal Reserve System, or their predecessors or successors, to maintain the capital of an insured depository institution. 11 U.S.C. Section 507(a)(9).

*Amounts are subject to adjustment on April 1, 2004, and every three years thereafter with respect to cases commenced on or after the date of adjustment.

                                                1 Continuation sheet(s) attached

                                   Schedule E
                                                                  Page 72 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Note: The inclusion of any claim on this schedule shall not constitute an admission by any Debtor that such claim is a priority claim and the Debtors reserve all of their rights with respect thereto.

                                               DATE CLAIM WAS INCURRED                                          TOTAL      AMOUNT
         CREDITOR'S NAME AND MAILING            AND CONSIDERATION FOR                                         AMOUNT OF  ENTITLED TO
ADDRESS INCLUDING ZIP CODE AND ACCOUNT NUMBER           CLAIM           CONTINGENT  UNLIQUIDATED  DISPUTED      CLAIM     PRIORITY
------------------------------------------------------------------------------------------------------------------------------------
            See Attachment E                                                                                   $       0
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          TOTAL                $       0
====================================================================================================================================

                                                0 Continuation sheet(s) attached

                                   Schedule E
                                                                  Page 73 of 142

                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.          ATTACHMENT E - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS         Case No. 03-15566(CB)
Debtor                                                                                                                   Chapter 11

                                                                                                          DATE CLAIM
                                                                                                             WAS
             CREDITOR'S NAME                        ADDRESS                CITY        STATE   ZIP CODE    INCURRED
--------------------------------------------------------------------------------------------------------------------
Alabama Dept. of Revenue, Corporate        P. O. Box 327430            Montgomery        AL   36132-7430
Income Tax Unit

Corporate Income Tax                       P. O. Box 919               Little Rock       AR   72203-0919

Franchise Tax Board                        P. O. Box 942857            Sacramento        CA   94257-0501

Georgia Income Tax Division                P. O. Box 740397            Atlanta           GA   30374-0397

Illinois Department of Revenue             P. O. Box 19008             Springfield       IL   62794-9008

Comptroller of Maryland                    Revenue Administration      Annapolis         MD   21411-0001
                                           Division
Internal Revenue Service                                               Philadelphia      PA     19255

Massachusetts Department of Revenue        P. O. Box 7005              Boston            MA     02204

Michigan Department of Treasury            P. O. Box 30059             Lansing           MI     48909

Missouri Department of Revenue             P. O. Box 3365              Jefferson City    MO   65105-3365

State of New Jersey, Division of Taxation  P. O. Box 666               Trenton           NJ   08646-0666

NYS Corporation Tax, Processing Unit       P. O. Box 22095             Albany            NY   12201-2095

NYC Department of Finance                  P. O. Box 5060              Kingston          NY   12402-5060

NYS Sales Tax Processing                   JAF Building, PO Box 1206   New York          NY   10116-1206

North Carolina Department of Revenue       P. O. Box 25000             Raleigh           NC   27640-0500

Ohio Department of Taxation                P. O. Box 27                Columbus          OH   43216-0027
Oregon Department of Revenue               P. O. Box 14790             Salem             OR   97309-0470

PA Department of Revenue, Bureau of
Corp. Taxws                                Dept. 280427                Harrisburg        PA   17128-0427
Comptroller of Public Accounts             111 E. 17th Street          Austin            TX   78774-0100

Utah State Tax Commission                  210 North 1950 West         Salt Lake City    UT     84134

Utah State Tax Commission - Provo          150 East Center, Room 1300  Provo             UT     84606

Vermont Department of Taxes                109 State Street            Montpelier        VT   05609-1401

Wisconsin Department of Revenue            P. O. Box 8908              Madison           WI   53708-8908

                                                                                                          AMOUNT
                                                                                                TOTAL    ENTITLED
                                           CONSIDERATION                                      AMOUNT OF     TO
             CREDITOR'S NAME                 FOR CLAIM    CONTINGENT  UNLIQUIDATED  DISPUTED    CLAIM    PRIORITY
-----------------------------------------------------------------------------------------------------------------
Alabama Dept. of Revenue, Corporate           Taxes                        X
Income Tax Unit

Corporate Income Tax                          Taxes                        X

Franchise Tax Board                           Taxes                        X

Georgia Income Tax Division                   Taxes                        X

Illinois Department of Revenue                Taxes                        X

Comptroller of Maryland                       Taxes                        X

Internal Revnenue Service                     Taxes                        X

Massachusetts Department of Revenue           Taxes                        X

Michigan Department of Treasury               Taxes                        X

Missouri Department of Revenue                Taxes                        X

State of New Jersey, Division of Taxation     Taxes                        X

NYS Corporation Tax, Processing Unit          Taxes                        X

NYC Department of Finance                     Taxes                        X

NYS Sales Tax Processing                      Taxes                        X

North Carolina Department of Revenue          Taxes                        X

Ohio Department of Taxation                   Taxes                        X

Oregon Department of Revenue                  Taxes                        X

PA Department of Revenue, Bureau of
Corp. Taxes                                   Taxes                        X

Comptroller of Public Accounts                Taxes                        X

Utah State Tax Commission                     Taxes                        X

Utah State Tax Commission - Provo             Taxes                        X

Vermont Department of Taxes                   Taxes                        X
Wisconsin Department of Revenue               Taxes                        X
                                                                          TOTAL                $       -  $      -

                                  Attachment E

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

           SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

State the name, mailing address, including zip code, and account number, if any, of all entities holding unsecured claims without priority against the debtor or the property of the debtor, as of the date of filing of the petition. Do not include claims listed in Schedules D and E. If all creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled Codebtor, include the entity on the appropriate schedule of creditors, and complete Schedule H--Codebtors. If a joint petition is filed, state whether husband, wife, both of them, or the marital community may be liable on each claim by placing an "H," "W," "J", or "C" in the column labeled "Husband, Wife, Joint, or Community."

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report total of all claims listed on this schedule in the box labeled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

[ ] Check this box if debtor has no creditors holding unsecured claims to report on this Schedule F.

                                           DATE CLAIM WAS INCURRED AND
CREDITOR'S NAME AND MAILING            CONSIDERATION FOR CLAIM, IF CLAIM IS                                        AMOUNT OF
ADDRESS INCLUDING ZIP CODE   CODEBTOR      SUBJECT TO SETOFF, SO STATE       CONTINGENT  UNLIQUIDATED  DISPUTED      CLAIM
-----------------------------------------------------------------------------------------------------------------------------
See Attachment F                                                                                                  $61,071,083

-----------------------------------------------------------------------------------------------------------------------------
                                                                                         TOTAL                    $61,071,083
=============================================================================================================================

                                   Schedule F

EXHIBIT 99.6

                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.          ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS         Case No. 03-15566(CB)
Debtor                                                                                                                   Chapter 11

                 CREDITOR'S NAME                                 ADDRESS                    CITY        STATE   ZIP CODE   CODEBTOR
-----------------------------------------------------------------------------------------------------------------------------------
US Bank Corporate Trust Services,                   P.O. Box 778                       Boston            MA    02102-0778     X
as Indenture Trust

US Bank Corporate Trust Services,                   P.O. Box 778                       Boston            MA    02102-0778     X
as Indenture Trust

Wallace, Chapa & Associates                         2220 Grant Building                Pittsburgh        PA      15219        X
c/o Henry H. Wallace, Esq.
Re: Bonner, et al. Twinlab Corporation; Twin
Laboratories Inc.

Stepp & Sullivan, P.C.                              1010 Lamar, Suite 810              Houston           TX      77002        X
c/o Jad J. Stepp
c/o Kenneth R. Baird
Re: Brewer Knight v. Twin Laboratories Inc.;
Twinlab Corporation

Early, Ludwick, Sweeney & Strauss                   360 Lexington Avenue, 20th Floor   New York          NY      10017        X
c/o Ethan Early, Esq.
Re: Hoak v. Twinlab Corporation; Twin
Laboratories Inc.

The Sharp Firm                                      3701 North Lamar, Suite 302        Austin            TX      78705        X
c/o Lance D. Sharp, Esq.
c/o Laura Bellegie Sharp, Esq.
c/o Jaml K. Alsaffar, Esq.
Re: Houghton et al. v. Twinlab Corporation;
Twin Laboratories Inc.

Morgan, Lewis & Bockius, LLP                        101 Park Avenue                    New York          NY      10178        X
c/o John M. Calmafd, Esq.
c/o Philip C. Canelli, Esq.
Re: Joyner-Wiggins v. Twinlab Corporation;
Twin Laboratories Inc.

Brescoll & Associates, P.C.                         222 Merrill                        Birmingham        MI      48009        X
Re: Loewen v. Twin Laboratories Inc.; Twinlab
Corporation

                                                        DATE CLAIM WAS
                                                         INCURRED AND
                                                      CONSIDERATION FOR
                                                     CLAIM, IF CLAIM IS
                                                    SUBJECT TO SETOFF, SO                                         AMOUNT OF
                 CREDITOR'S NAME                            STATE          CONTINGENT  UNLIQUIDATED  DISPUTED       CLAIM
-----------------------------------------------------------------------------------------------------------------------------
US Bank Corporate Trust Services,                          Various                                              $  39,915,000
as Indenture Trust

US Bank Corporate Trust Services,                          Various                                              $   1,238,751
as Indenture Trust

Wallace, Chapa & Associates                               3/26/2001            X             X           X         Unknown
c/o Henry H. Wallace, Esq
Re: Bonner, et al. Twinlab Corporation; Twin
Laboratories Inc.

Stepp & Sullivan, P.C.                                    1/31/2003            X             X           X         Unknown
c/o Jad J. Stepp
c/o Kenneth R. Baird
Re: Brewer Knight v. Twin Laboratories Inc.;
Twinlab Corporation

Early, Ludwick, Sweeney & Strauss                        11/16/1999            X             X           X         Unknown
c/o Ethan Early, Esq.
Re: Hoak v. Twinlab Corporation; Twin
Laboratories Inc.

The Sharp Firm                                            5/25/2002            X             X           X         Unknown
c/o Lance D. Sharp, Esq.
c/o Laura Bellegie Sharp, Esq.
c/o Jaml K. Alsaffar, Esq.
Re: Houghton et al. v. Twinlab Corporation;
Twin Laboratories Inc.

Morgan, Lewis & Bockius, LLP                              3/16/2002            X             X           X         Unknown
c/o John M. Calmafd, Esq.
c/o Philip C. Canelli, Esq.
Re: Joyner-Wiggins v. Twinlab Corporation;
Twin Laboratories Inc.

Brescoll & Associates, P.C.                               9/18/2000            X             X           X         Unknown
Re: Loewen v. Twin Laboratories Inc.; Twinlab
Corporation

                                  Attachment F

                          UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.          ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS         Case No. 03-15566(CB)
Debtor                                                                                                                   Chapter 11

                 CREDITOR'S NAME                                 ADDRESS                    CITY        STATE   ZIP CODE   CODEBTOR
-----------------------------------------------------------------------------------------------------------------------------------
Law Offices of Jack Meyerson                        1700 Market Street, Suite 2632     Philadelphia      PA      19103        X
c/o Jack Myerson
c/o Debora A. O'Neill
Re: Loewen v. Twin Laboratories Inc.; Twinlab
Corporation

The Beasley Firm                                    1125 Walnut Street                 Philadelphia      PA      19107        X
c/o James McHugh, Esq.
c/o Scott Levensten, Esq.
Re: McMillan, et ux. v. Twinlab Corporation;
Twin Laboratories Inc.

Bozeman, Jenkins & Matthews, PA                     114 East Gregory Street,           Pensacola         FL    32591-3105     X
c/o J. Andrew Talbert                               P.O. Box 13105
Re: Michalowski v. Twinlab Corporation; Twin
Laboratories Inc.

Kramer & Dunleavy, LLP                              350 Broadway, Suite 1100           New York          NY      10013        X
c/o Lenore Kramer
Re: Petrovich v. Twinlab Corporation; Twin
Laboratories Inc.

Morgan, Lewis & Bockius, LLP                        101 Park Avenue                    New York          NY      10178        X
c/o John M. Calimafde
c/o Philip C. Canelli
Re: Riley v. Twinlab Corporation; Twin
Laboratories Inc.

Andrews & Thornton                                  820 North Parton, 2nd Floor        Santa Ana         CA      92701        X
c/o John C. Thornton, Esq
Re: Rodriguez, Irma v. Twinlab Corporation;
Twin Laboratories Inc.

Early, Ludwick, Sweeney & Strauss                   360 Lexington Avenue, 20th Floor   New York          NY      10017        X
c/o Ethan Early, Esq.
Re: Rodriguez, Ronnie v. Twinlab Corporation;
Twin Laboratories Inc.

                                                        DATE CLAIM WAS
                                                         INCURRED AND
                                                      CONSIDERATION FOR
                                                     CLAIM, IF CLAIM IS
                                                    SUBJECT TO SETOFF, SO                                       AMOUNT OF
                 CREDITOR'S NAME                            STATE          CONTINGENT  UNLIQUIDATED  DISPUTED     CLAIM
-------------------------------------------------------------------------------------------------------------------------
Law Offices of Jack Meyerson                              9/18/2000            X             X           X       Unknown
c/o Jack Myerson
c/o Debora A. O'Neill
Re: Loewen v. Twin Laboratories Inc.; Twinlab
Corporation

The Beasley Firm                                          5/18/2002            X             X           X       Unknown
c/o James McHugh, Esq.
c/o Scott Levensten, Esq.
Re: McMillan, et ux. v. Twinlab Corporation;
Twin Laboratories Inc.

Bozeman, Jenkins & Matthews, PA                           7/11/2001            X             X           X       Unknown
c/o J. Andrew Talbert
Re: Michalowski v. Twinlab Corporation; Twin
Laboratories Inc.

Kramer & Dunleavy, LLP                                    4/4/2002             X             X           X       Unknown
c/o Lenore Kramer
Re: Petrovich v. Twinlab Corporation; Twin
Laboratories Inc.

Morgan, Lewis & Bockius, LLP                              8/29/2001            X             X           X       Unknown
c/o John M. Calimafde
c/o Philip C. Canelli
Re: Riley v. Twinlab Corporation; Twin
Laboratories Inc.

Andrews & Thornton                                        5/29/2001            X             X           X       Unknown
c/o John C. Thornton, Esq
Re: Rodriguez, Irma v. Twinlab Corporation;
Twin Laboratories Inc.

Early, Ludwick, Sweeney & Strauss                         1/12/2002            X             X           X       Unknown
c/o Ethan Early, Esq.
Re: Rodriguez, Ronnie v. Twinlab Corporation;
Twin Laboratories Inc.

                                  Attachment F

                          UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.          ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS         Case No. 03-15566(CB)
Debtor                                                                                                                   Chapter 11

                 CREDITOR'S NAME                                 ADDRESS                    CITY        STATE   ZIP CODE   CODEBTOR
-----------------------------------------------------------------------------------------------------------------------------------
Morgan, Lewis & Bockius, LLP                        101 Park Avenue                    New York          NY       10178       X
c/o John M. Calmafde, Esq.
c/o Philip C. Canelli, Esq.
Re: Smith, Tiffany v. Twin Laboratories Inc.;
Twinlab Corporation

Rider, Thomas, Cleaveland, Ferris & Eakin, PC       Post Office Box 1791               Roanoke           VA       24008       X
c/o William H. Cleaveland, Esq.
Re: Wachovia Bank, Administrator of the Estate
of Susan Hale Young v. Twinlab Corporation;
Twin Laboratories Inc.

Beasley, Allen, Crow, Methvin, Portis & Miles, PC   218 Commerce Street                Montgomery        AL    36103-4160     X
c/o David F. Miceli                                 Post Office Box 4160
Re: White v. Twinlab Corporation; Twin
Laboratories Inc.

Law Offices of Ian L. Mattoch                       Pacific Guardian Center,           Honolulu          HI       96813       X
c/o Ian L. Mattoch                                  737 Bishop Street, Suite 1835
c/o Stuart M. Kodish
Re: Dicus et al. v. Twinlab Corporation; Twin
Laboratories Inc.

The Beasley Firm                                    1125 Walnut Street                 Philadelphia      PA       19107       X
c/o James McHugh, Esq.
c/o Scott Levensten, Esq.
Re: Rawert v. Twinlab Corporation; Twin
Laboratories Inc.

Wechsler Harwood Halebian & Feffer LLP              488 Madison Avenue                 New York          NY       10022       X
c/o Robert I. Harwood
c/o Frederick W. Gerkens
c/o Thomas J. Harrison
Re: Emmick v. Blechman, Twinlab Corporation,
et al.

                                                        DATE CLAIM WAS
                                                         INCURRED AND
                                                      CONSIDERATION FOR
                                                     CLAIM, IF CLAIM IS
                                                    SUBJECT TO SETOFF, SO                                       AMOUNT OF
                 CREDITOR'S NAME                            STATE          CONTINGENT  UNLIQUIDATED  DISPUTED     CLAIM
-------------------------------------------------------------------------------------------------------------------------
Morgan, Lewis & Bockius, LLP                               4/2000              X             X           X       Unknown
c/o John M. Calmafde, Esq.
c/o Philip C. Canelli, Esq.
Re: Smith, Tiffany v. Twin Laboratories Inc.;
Twinlab Corporation

Rider, Thomas, Cleaveland, Ferris & Eakin, PC             6/12/1999            X             X           X       Unknown
c/o William H. Cleaveland, Esq.
Re: Wachovia Bank, Administrator of the Estate
of Susan Hale Young v. Twinlab Corporation;
Twin Laboratories Inc.

Beasley, Allen, Crow, Methvin, Portis & Miles, PC          3/2003              X             X           X       Unknown
c/o David F. Miceli
Re: White v. Twinlab Corporation; Twin
Laboratories Inc.

Law Offices of Ian L. Mattoch                             9/10/1999            X             X           X       Unknown
c/o Ian L. Mattoch
c/o Stuart M. Kodish
Re: Dicus et al. v. Twinlab Corporation; Twin
Laboratories Inc.

The Beasley Firm                                          8/8/2002             X             X           X       Unknown
c/o James McHugh, Esq.
c/o Scott Levensten, Esq.
Re: Rawert v. Twinlab Corporation; Twin
Laboratories Inc.

Wechsler Harwood Halebian & Feffer LLP                    6/26/2001            X             X           X       Unknown
c/o Robert I. Harwood
c/o Frederick W. Gerkens
c/o Thomas J. Harrison
Re: Emmick v. Blechman, Twinlab Corporation,
et al.

                                  Attachment F

                          UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.          ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS         Case No. 03-15566(CB)
Debtor                                                                                                                   Chapter 11

                 CREDITOR'S NAME                                 ADDRESS                    CITY        STATE   ZIP CODE   CODEBTOR
-----------------------------------------------------------------------------------------------------------------------------------
Thomas Pietrantonio, PC                             334 Mail Street                    Port Washington   NY       11050       X
c/o Thomas Pietrantonio, Esq.
Re: Stainkamp v. Twinlab Corporation; Twin
Laboratories Inc.

Fibich, Hampton, Leebron & Garth, L.L.P.            1401 McKinney, Suite 1800          Houston           TX       77010
c/o Kenneth T. Fibich
c/o W. Michael Leebron, II
c/o Russel S. Briggs
Re: Alcantar v. Twin Laboratories Inc.

Rheingold Valet Rheingold Shkolnik & McCartney LLP  113 East 37th Street               New York          NY       10016
c/o David B. Rheingold, Esq.
Re: Bertsch, et al. v. Twin Laboratories Inc.

Nagel Rice Dreifuss & Mazie, LLP                    301 South Livingston Avenue,       Livingston        NJ       07039
c/o David A. Mazie, Esq.                            Suite 201
Re: Bhattacharya, et al. v. Twin Laboratories Inc.

Beggs & Lane                                        501 Commendencia Street,           Pensacola         FL    32591-2950
c/o J. Nixon Daniel, III                            Post Office Box 12950
c/o Thomas F. Gonzalez
Re: Clark v. Twin Laboratories Inc.

Katherine M. Lordi, Esq.                            54 Fremont Street                  Bloomfield        NJ       07003
Re: Cooper v. Twin Laboratories Inc.

Fibich, Hampton, Leebron & Garth, L.L.P.            1401 McKinney, Suite 1800          Houston           TX       77010
c/o Kenneth T. Fibich
c/o W. Michael Leebron, II
c/o Russel S. Briggs
Re: Crane v. Twin Laboratories Inc., et al.

Fibich, Hampton, Leebron & Garth, L.L.P.            1401 McKinney, Suite 1800          Houston           TX       77010
c/o Kenneth T. Fibich
c/o W. Michael Leebron, II
c/o Russel S. Briggs
Re: Delagarde v. Twin Laboratories Inc.

                                                        DATE CLAIM WAS
                                                         INCURRED AND
                                                      CONSIDERATION FOR
                                                     CLAIM, IF CLAIM IS
                                                    SUBJECT TO SETOFF, SO                                       AMOUNT OF
                 CREDITOR'S NAME                            STATE          CONTINGENT  UNLIQUIDATED  DISPUTED     CLAIM
-------------------------------------------------------------------------------------------------------------------------
Thomas Pietrantonio, PC                                   2/10/2000            X             X           X       Unknown
c/o Thomas Pietrantonio, Esq.
Re: Stainkamp v. Twinlab Corporation; Twin
Laboratories Inc.

Fibich, Hampton, Leebron & Garth, L.L.P.                  1/3/2003             X             X           X       Unknown
c/o Kenneth T. Fibich
c/o W. Michael Leebron, II
c/o Russel S. Briggs
Re: Alcantar v. Twin Laboratories Inc.

Rheingold Valet Rheingold Shkolnik & McCartney LLP        4/9/2000             X             X           X       Unknown
c/o David B. Rheingold, Esq.
Re: Bertsch, et al. v. Twin Laboratories Inc.

Nagel Rice Dreifuss & Mazie, LLP                         12/18/1998            X             X           X       Unknown
c/o David A. Mazie, Esq.
Re: Bhattacharya, et al. v. Twin Laboratories Inc.

Beggs & Lane                                              3/23/2001            X             X           X       Unknown
c/o J. Nixon Daniel, III
c/o Thomas F. Gonzalez
Re: Clark v. Twin Laboratories Inc.

Katherine M. Lordi, Esq.                                  4/24/2000            X             X           X       Unknown
Re: Cooper v. Twin Laboratories Inc.

Fibich, Hampton, Leebron & Garth, L.L.P.                  3/1/2001             X             X           X       Unknown
c/o Kenneth T. Fibich
c/o W. Michael Leebron, II
c/o Russel S. Briggs
Re: Crane v. Twin Laboratories Inc., et al.

Fibich, Hampton, Leebron & Garth, L.L.P.                  5/20/2001            X             X           X       Unknown
c/o Kenneth T. Fibich
c/o W. Michael Leebron, II
c/o Russel S. Briggs
Re: Delagarde v. Twin Laboratories Inc.

                                  Attachment F

                          UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.          ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS         Case No. 03-15566(CB)
Debtor                                                                                                                   Chapter 11

                 CREDITOR'S NAME                                 ADDRESS                    CITY        STATE   ZIP CODE   CODEBTOR
-----------------------------------------------------------------------------------------------------------------------------------
Rheingold Valet Rheingold Shkolnik & McCartney LLP  113 East 37th Street               New York          NY       10016
c/o David B. Rheingold, Esq.
Re: Doss, et al. v. Twin Laboratories Inc.

Claitor, Loupe & Bateman, LLC                       2223 Quail Run Drive, Suite G      Baton Rouge       LA       70808
c/o J. Chandler Loupe
Re: Earl, et al. v. Twin Laboratories Inc.

Robles Law Center, P.A.                             800 Third Avenue, 30th Floor       New York          NY       10022
A Private Law Firm
c/o Stephen David Murakami, Esq.
Re: Forbes et ux. v. Twin Laboratories Inc.

Hodgson Russ, LLP                                   One M&T Plaza, Suite 2000          Buffalo           NY    14203-2391
c/o Hugh M. Russ, III
Re: Fulton v. Twin Laboratories Inc.

Meggesto, Crossett & Valerino, LLP                  313 East Willow Street, Suite 201  Syracuse          NY       13203
c/o Heather R. La Dieu, Esq.
Re: Galway v. Twin Laboratories Inc.

Fibich, Hampton, Leebron & Garth, L.L.P.            1401 McKinney, Suite 1800          Houston           TX       77010
c/o Kenneth T. Fibich
c/o W. Michael Leebron, II
c/o Russel S. Briggs
Re: Garza v. Twin Laboratories Inc.

John H. Ruiz, P.A.                                  198 N.W. 37th Avenue               Miami             FL       33125
c/o John H. Ruiz, Esq.
Re: Greenberg v. Twin Laboratories Inc.

Stanley M. Rosenblatt, P.A.                         66 W. Flagler Street, 12th Floor   Miami             FL       33130
c/o Jonathan R. Rosenn
Re: Greve et al. v. Twin Laboratories Inc.

Robert F. Brennan, A PC                             3150 Montrose Avenue               La Crescenta      CA       91214
c/o Robert F. Brennan, Esq.
Re: Gupilan et al. v. Twin Laboratories Inc.

Benedict P. Morelli & Associates, PC                950 Third Avenue, 10th Floor       New York          NY       10022
c/o David S. Ratner, Esq.
Re: Kambouris v. Twin Laboratories Inc.

                                                        DATE CLAIM WAS
                                                         INCURRED AND
                                                      CONSIDERATION FOR
                                                     CLAIM, IF CLAIM IS
                                                    SUBJECT TO SETOFF, SO                                       AMOUNT OF
                 CREDITOR'S NAME                            STATE          CONTINGENT  UNLIQUIDATED  DISPUTED     CLAIM
-------------------------------------------------------------------------------------------------------------------------
Rheingold Valet Rheingold Shkolnik & McCartney LLP       6/29/2000             X             X           X       Unknown
c/o David B. Rheingold, Esq.
Re: Doss, et al. v. Twin Laboratories Inc.

Claitor, Loupe & Bateman, LLC                             Unknown              X             X           X       Unknown
c/o J. Chandler Loupe
Re: Earl, et al. v. Twin Laboratories Inc.

Robles Law Center, P.A.                                  2/25/2001             X             X           X       Unknown
A Private Law Firm
c/o Stephen David Murakami, Esq.
Re: Forbes et ux. v. Twin Laboratories Inc.

Hodgson Russ, LLP                                        1/13/2003             X             X           X       Unknown
c/o Hugh M. Russ, III
Re: Fulton v. Twin Laboratories Inc.

Meggesto, Crossett & Valerino, LLP                       11/12/2000            X             X           X       Unknown
c/o Heather R. La Dieu, Esq.
Re: Galway v. Twin Laboratories Inc.

Fibich, Hampton, Leebron & Garth, L.L.P.                 1/26/2003             X             X           X       Unknown
c/o Kenneth T. Fibich
c/o W. Michael Leebron, II
c/o Russel S. Briggs
Re: Garza v. Twin Laboratories Inc.

John H. Ruiz, P.A.                                         4/1999              X             X           X       Unknown
c/o John H. Ruiz, Esq.
Re: Greenberg v. Twin Laboratories Inc.

Stanley M. Rosenblatt, P.A.                               6/3/2002             X             X           X       Unknown
c/o Jonathan R. Rosenn
Re: Greve et al. v. Twin Laboratories Inc.

Robert F. Brennan, A PC                                  12/31/1999            X             X           X       Unknown
c/o Robert F. Brennan, Esq.
Re: Gupilan et al. v. Twin Laboratories Inc.

Benedict P. Morelli & Associates, PC                     10/18/1996            X             X           X       Unknown
c/o David S. Ratner, Esq.
Re: Kambouris v. Twin Laboratories Inc.

                                  Attachment F

                          UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.          ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS         Case No. 03-15566(CB)
Debtor                                                                                                                   Chapter 11

                 CREDITOR'S NAME                                 ADDRESS                    CITY        STATE   ZIP CODE    CODEBTOR
------------------------------------------------------------------------------------------------------------------------------------
Rheingold, Valet, Rheingold & Shkolnik, PC          113 East 37th Street               New York          NY       10016
c/o Thomas P. Valet
Re: Kirk et al. v. Twin Laboratories Inc.

Esdaile, Barrett & Esdaile                          75 Federal Street                  Boston            MA       02110
c/o James  N. Esdaile, Jr.
c/o Mary Moynihan Conneely
Re: Korizis et al. v. Twin Laboratories Inc.

The Law Offices of White & Meany                    3185 Lakeside Drive                Reno              NV    890509-4503
c/o J. Stewart White, Esq.
Re: Lattino et al. v. Twin Laboratories Inc.

Hopgood, Calimafde, Kalil & Judlowe                 60 East 42nd Street                New York          NY       10165
c/o John M. Calimafde
c/o Jae H. Kim
Re: Levine v. Twin Laboratories Inc.

Robinson, Calcagnie & Robinson                      620 Newport Center Drive, 7th      Newport Beach     CA       92660
c/o Mark P. Robinson, Jr.                           Floor
c/o Dorothy M. Dunn
Re: Liera et al. v. Twin Laboratories Inc.

McKernan Law Firm                                   8710 Jefferson Highway             Baton Rouge       LA       70809
c/o Gordon J. McKernan
c/o Scott E. Brady
Re: McMorris v. Twin Laboratories Inc.

Bohrer Law Firm, LLC                                3388 Brentwood Drive               Baton Rouge       LA       70809
c/o Philip Bohrer
Re: McMorris v. Twin Laboratories Inc.

John H. Ruiz, PA                                    198 NW 37th Avenue                 Miami             FL       33125
c/o John H. Ruiz, Esq.
c/o Luisa M. Linares, Esq.
Re: Millan v. Twin Laboratories Inc.

Claitor, Loupe & Baeman, LLC                        2223 Quail Run Drive, Suite G      Baton Rouge       LA       70808
c/o J. Chandler Loupe, T.A.
Re: Miller v. Twin Laboratories Inc.

                                                        DATE CLAIM WAS
                                                         INCURRED AND
                                                      CONSIDERATION FOR
                                                     CLAIM, IF CLAIM IS
                                                    SUBJECT TO SETOFF, SO                                       AMOUNT OF
                 CREDITOR'S NAME                            STATE          CONTINGENT  UNLIQUIDATED  DISPUTED     CLAIM
-------------------------------------------------------------------------------------------------------------------------
Rheingold, Valet, Rheingold & Shkolnik, PC               11/12/1999            X             X           X       Unknown
c/o Thomas P. Valet
Re: Kirk et al. v. Twin Laboratories Inc.

Esdaile, Barrett & Esdaile                               4/19/1996             X             X           X       Unknown
c/o James  N. Esdaile, Jr.
c/o Mary Moynihan Conneely
Re: Korizis et al. v. Twin Laboratories Inc.

The Law Offices of White & Meany                         3/20/2000             X             X           X       Unknown
c/o J. Stewart White, Esq.
Re: Lattino et al. v. Twin Laboratories Inc.

Hopgood, Calimafde, Kalil & Judlowe                      8/29/1997             X             X           X       Unknown
c/o John M. Calimafde
c/o Jae H. Kim
Re: Levine v. Twin Laboratories Inc.

Robinson, Calcagnie & Robinson                           12/26/2000            X             X           X       Unknown
c/o Mark P. Robinson, Jr.
c/o Dorothy M. Dunn
Re: Liera et al. v. Twin Laboratories Inc.

McKernan Law Firm                                        4/17/2001             X             X           X       Unknown
c/o Gordon J. McKernan
c/o Scott E. Brady
Re: McMorris v. Twin Laboratories Inc.

Bohrer Law Firm, LLC                                     4/17/2001             X             X           X       Unknown
c/o Philip Bohrer
Re: McMorris v. Twin Laboratories Inc.

John H. Ruiz, PA                                           3/2002              X             X           X       Unknown
c/o John H. Ruiz, Esq.
c/o Luisa M. Linares, Esq.
Re: Millan v. Twin Laboratories Inc.

Claitor, Loupe & Baeman, LLC                             3/21/2000             X             X           X       Unknown
c/o J. Chandler Loupe, T.A.
Re: Miller v. Twin Laboratories Inc.

                                  Attachment F

                          UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.          ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS         Case No. 03-15566(CB)
Debtor                                                                                                                   Chapter 11

                 CREDITOR'S NAME                                 ADDRESS                    CITY        STATE   ZIP CODE   CODEBTOR
-----------------------------------------------------------------------------------------------------------------------------------
Fibich, Hampton, Leebron & Garth, L.L.P.            1401 McKinney, Suite 1800          Houston           TX       77010
c/o Kenneth T. Fibich
c/o W. Michael Leebron, II
c/o Russel S. Briggs
Re: Parchman v. Twin Laboratories Inc.

John P. Legrand & Associates, PC                    375 Broadway, Suite 2              Somerville         MA      02145
c/o John P. LeGrand
Re: Pizziferri v. Twin Laboratories Inc.

Fleming & Associates, LLP                           1330 Post Oak Boulevard,           Houston           TX       77056
c/o James L. Doyle                                  Suite 3030
c/o George M. Fleming
Re: Rodriguez, Ramie v. Twin Laboratories Inc.

Hall & Sickels, PC                                  12120 Sunset Hills Road,           Reston            VA    20190-3231
c/o Robert T. Hall, Esq.                            Suite 150
c/o Donna Miller Rostant, Esq.
Re: Scheingold v. Twin Laboratories Inc.

Ramsey Law Firm, PC                                 21 N. Florida Street               Mobile            AL       36607
c/o C.E. Sorey, II
Re: Segrest v. Twin Laboratories Inc.

The Law Office of Jeffrey R. Shelquist, PA          610 West Azeele Street             Tampa             FL       33606
c/o Jeffrey R. Shelquist, Esq.
Re: Sledge v. Twin Laboratories Inc.

Fibich, Hampton, Leebron & Garth, L.L.P.            1401 McKinney, Suite 1800          Houston           TX       77010
c/o Kenneth T. Fibich
c/o W. Michael Leebron, II
c/o Russel S. Briggs
Re: Smith, Jahn v. Twin Laboratories Inc.

Steve Summy, in pro per                             1028 East 66th Place South,        Tulsa             OK       74136
Re: Summy v. Twin Laboratories Inc.                 Apartment 8\718

Law Offices of White & Meany                        3185 Lakeside Drive                Reno              NV       89509
c/o J. Stewart White, Esq.
c/o David G. Meany, Esq.
Re: Thompson, Robin et al.  v. Twin Laboratories
Inc.

                                                        DATE CLAIM WAS
                                                         INCURRED AND
                                                      CONSIDERATION FOR
                                                     CLAIM, IF CLAIM IS
                                                    SUBJECT TO SETOFF, SO                                       AMOUNT OF
                 CREDITOR'S NAME                            STATE          CONTINGENT  UNLIQUIDATED  DISPUTED     CLAIM
-------------------------------------------------------------------------------------------------------------------------
Fibich, Hampton, Leebron & Garth, L.L.P.                  3/1/2002             X             X           X       Unknown
c/o Kenneth T. Fibich
c/o W. Michael Leebron, II
c/o Russe1 S. Briggs
Re: Parchman v. Twin Laboratories Inc.

John P. Legrand & Associates, PC                         1/19/1999             X             X           X       Unknown
c/o John P. LeGrand
Re: Pizziferri v. Twin Laboratories Inc.

Fleming & Associates, LLP                                 5/7/1999             X             X           X       Unknown
c/o James L. Doyle
c/o George M. Fleming
Re: Rodriguez, Ramie v. Twin Laboratories Inc.

Hall & Sickels, PC                                       4/16/2000             X             X           X       Unknown
c/o Robert T. Hall, Esq.
c/o Donna Miller Rostant, Esq.
Re: Scheingold v. Twin Laboratories Inc.

Ramsey Law Firm, PC                                      9/28/1999             X             X           X       Unknown
c/o C.E. Sorey, II
Re: Segrest v. Twin Laboratories Inc.

The Law Office of Jeffrey R. Shelquist, PA               3/17/2000             X             X           X       Unknown
c/o Jeffrey R. Shelquist, Esq.
Re: Sledge v. Twin Laboratories Inc.

Fibich, Hampton, Leebron & Garth, L.L.P.                 12/1/2001             X             X           X       Unknown
c/o Kenneth T. Fibich
c/o W. Michael Leebron, II
c/o Russel S. Briggs
Re: Smith, Jahn v. Twin Laboratories Inc.

Steve Summy, in pro per                                  11/5/1999             X             X           X       Unknown
Re: Summy v. Twin Laboratories Inc.

Law Offices of White & Meany                             3/31/2000             X             X           X       Unknown
c/o J. Stewart White, Esq.
c/o David G. Meany, Esq.
Re: Thompson, Robin et al.  v. Twin Laboratories
Inc.

                                  Attachment F

                          UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.          ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS         Case No. 03-15566(CB)
Debtor                                                                                                                   Chapter 11

                 CREDITOR'S NAME                                 ADDRESS                    CITY        STATE   ZIP CODE   CODEBTOR
-----------------------------------------------------------------------------------------------------------------------------------
Fibich, Hampton, Leebron & Garth, L.L.P.            1401 McKinney, Suite 1800          Houston           TX       77010
c/o Kenneth T. Fibich
c/o W. Michael Leebron, II
c/o Russel S. Briggs
Re: Vickrey v. Twin Laboratories Inc.

Lange & Koncius, LLP                                1880 Century Park East, Suite 900  Los Angeles       CA       90067
c/o Joseph J.M. Lange
c/o Jeffrey A. Koncius
Re: Pierce, Shannon v. Twin Laboratories Inc.

Gray, Stefani & Mitvalsky, P.L.C.                   200 American Building, P.O. Box    Cedar Rapids      IA    52406-0456
c/o Thomas Ochs, Esq.                               456
Re: Parks, Mark I v. Twin Laboratories Inc.

Law Office of Stanley V. Buky                       515 North Flagler Drive, Suite     West Palm Beach   FL       33401
c/o Stanley V. Buky                                 300P
Re: "John Doe" v. Twin Laboratories Inc.

Fibich, Hampton, Leebron & Garth, L.L.P.            1401 McKinney, Suite 1800          Houston           TX       77010
c/o Kennth T. Fibich
c/o W. Michael Leebron, II
c/o Russel S. Briggs
Re: Garvin v. Twin Laboratories Inc.

Armstrong & Guy Law Office, LLC                     626 Delaware Avenue                McComb            MI       39648
c/o Nancy Guy Armstrong
Re: Cooper, Rose v. Eileen Clark d/b/a Back to
Nature Herb Shop et al.

Parsley et al. v. Twin Laboratories Inc., et al.    8235 Forsyth Blvd., Suite 1100     St. Louis         MO       63105
The David Danis Law Firm, P.C.
c/o James J. Rosemergy

Stark & Stark                                       993 Lenox Drive, Bldg. 2, P.O.     Princeton         NJ    08543-5315
c/o Craig S. Hilliard                               Box 5315
Re: Abrams v. Twin Laboratories Inc.

                                                        DATE CLAIM WAS
                                                         INCURRED AND
                                                      CONSIDERATION FOR
                                                     CLAIM, IF CLAIM IS
                                                    SUBJECT TO SETOFF, SO                                       AMOUNT OF
                 CREDITOR'S NAME                            STATE          CONTINGENT  UNLIQUIDATED  DISPUTED     CLAIM
-------------------------------------------------------------------------------------------------------------------------
Fibich, Hampton, Leebron & Garth, L.L.P.                  10/2/2000            X             X           X       Unknown
c/o Kenneth T. Fibich
c/o W. Michael Leebron, II
c/o Russel S. Briggs
Re: Vickrey v. Twin Laboratories Inc.

Lange & Koncius, LLP                                       11/1999             X             X           X       Unknown
c/o Joseph J.M. Lange
c/o Jeffrey A. Koncius
Re: Pierce, Shannon v. Twin Laboratories Inc.

Gray, Stefani & Mitvalsky, P.L.C.                         7/26/2001            X             X           X       Unknown
c/o Thomas Ochs, Esq.
Re: Parks, Mark I v. Twin Laboratories Inc.

Law Office of Stanley V. Buky                             10/20/2000           X             X           X       Unknown
c/o Stanley V. Buky
Re: "John Doe" v. Twin Laboratories Inc.

Fibich, Hampton, Leebron & Garth, L.L.P.                  7/26/2001            X             X           X       Unknown
c/o Kennth T. Fibich
c/o W. Michael Leebron, II
c/o Russel S. Briggs
Re: Garvin v. Twin Laboratories Inc.

Armstrong & Guy Law Office, LLC                          12/27/2002            X             X           X       Unknown
c/o Nancy Guy Armstrong
Re: Cooper, Rose v. Eileen Clark d/b/a Back to
Nature Herb Shop et al.

Parsley et al. v. Twin Laboratories Inc., et al.          8/22/2003            X             X           X       Unknown
The David Danis Law Firm, P.C.
c/o James J. Rosemergy

Stark & Stark                                             8/1/2002             X             X           X       Unknown
c/o Craig S. Hilliard
Re: Abrams v. Twin Laboratories Inc.

                                  Attachment F

                          UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.          ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS         Case No. 03-15566(CB)
Debtor                                                                                                                   Chapter 11

                 CREDITOR'S NAME                                 ADDRESS                    CITY        STATE   ZIP CODE   CODEBTOR
-----------------------------------------------------------------------------------------------------------------------------------
Law Offices of Andrew L. Packard                    294 Page Street                    San Francisco     CA       94102
c/o Katharine Essick
c/o Andrew L. Packard
c/o Eric Wildgrabe
Re:  As You Sow v. Twin Laboratories Inc.(dba
Nature's Herbs)

Rheingold Valet Rheingold Shkolnik & McCartney LLP  113 East 37th Street               New York          NY       10016
c/o David B. Rheingold, Esq.
Re: Capati v. Twin Laboratories Inc.

Stull, Stull & Brody                                10940 Wilshire Boulevard, Suite    Los Angeles       CA       90024
c/o Michael D. Braun                                2300
Re: Chandna v. Twin Laboratories Inc.

Bauman & Kunkis, P.C.                               225 West 34th Street               New York          NY       10122
c/o Roger M. Kunkis, Esq.
Re: Cohen v. Twin Laboratories Inc.

Pacific Justice Center                              P.O. Box 570                       Trinidad          CA       95570
c/o Melvin B. Pearlston
Re: Consumer Justice Foundation v. Twin
Laboratories Inc.

Bushnell, Caplan & Fielding, LLP                    221 Pine Street, Suite 600         San Francisco     CA       94104
c/o Alan M. Caplan
c/o April M. Strauss
Re: Donavin v. Twin Laboratories Inc.

Trenam, Kemker, Scharf, Barkin, Frye, O'Neill       2700 Bank of America Plaza, 101    Tampa             FL       33602
& Mullis, PA                                        East Kennedy Blvd., P.O. Box
c/o John D. Goldsmith, Esq.                         1102
c/o Vincent B. Lynch, Esq.
c/o John F. Panzarella, Esq.
Re: Hannon v. Twin Laboratories Inc.

Thanasides, Zalkin & Acero                          7 East 14th Street, No. 330        New York          NY       10003
c/o Seth Zalkin
Re: Hochberg v. Twin Laboratories Inc.

                                                        DATE CLAIM WAS
                                                         INCURRED AND
                                                      CONSIDERATION FOR
                                                     CLAIM, IF CLAIM IS
                                                    SUBJECT TO SETOFF, SO                                       AMOUNT OF
                 CREDITOR'S NAME                            STATE          CONTINGENT  UNLIQUIDATED  DISPUTED     CLAIM
-------------------------------------------------------------------------------------------------------------------------
Law Offices of Andrew L. Packard                          7/28/2003            X              X          X       Unknown
c/o Katharine Essick
c/o Andrew L. Packard
c/o Eric Wildgrabe
Re:  As You Sow v. Twin Laboratories Inc.(dba
Nature's Herbs)

Rheingold Valet Rheingold Shkolnik & McCartney LLP        6/28/1999            X             X           X       Unknown
c/o David B. Rheingold, Esq.
Re: Capati v. Twin Laboratories Inc.

Stull, Stull & Brody                                      6/10/2002            X             X           X       Unknown
c/o Michael D. Braun
Re: Chandna v. Twin Laboratories Inc.

Bauman & Kunkis, P.C.                                     6/27/2003            X             X           X       Unknown
c/o Roger M. Kunkis, Esq.
Re: Cohen v. Twin Laboratories Inc.

Pacific Justice Center                                                         X             X           X       Unknown
c/o Melvin B. Pearlston
Re: Consumer Justice Foundation v. Twin
Laboratories Inc.

Bushnell, Caplan & Fielding, LLP                          8/29/2002            X             X           X       Unknown
c/o Alan M. Caplan
c/o April M. Strauss
Re: Donavin v. Twin Laboratories Inc.

Trenam, Kemker, Scharf, Barkin, Frye, O'Neill              8/1/2002            X             X           X       Unknown
& Mullis, PA
c/o John D. Goldsmith, Esq.
c/o Vincent B. Lynch, Esq.
c/o John F. Panzarella, Esq.
Re: Hannon v. Twin Laboratories Inc.

Thanasides, Zalkin & Acero                                 8/1/2002            X             X           X       Unknown
c/o Seth Zalkin
Re: Hochberg v. Twin Laboratories Inc.

                                  Attachment F

                          UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.          ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS         Case No. 03-15566(CB)
Debtor                                                                                                                   Chapter 11

                 CREDITOR'S NAME                                 ADDRESS                    CITY        STATE   ZIP CODE   CODEBTOR
-----------------------------------------------------------------------------------------------------------------------------------
Law Officers of Christopher E. Grell                The Broadlake Plaza                Oakland           CA       94612
c/o Christopher E. Grell                            360 22nd Street, Suite 320
c/o Richard F. Rescho
c/o Ian P. Dillon
Re: Kava-Kava Complex (Ganir v. Fred Meyer Stores,
Inc. et al.)

Milberg Weiss Bershad Hines & Leracfi LLP           401 B Street Suite 1700            San Diego         CA       92101
c/o Bonny E. Sweeney
c/o Christopher M. Burke
Re: Kava-Kava Litigation

Scott & Scott LLC                                   108 Norwich Avenue                 Colchester        CT       06415
c/o David  B. Scott S- Edward
SAB.SKAS
Re: Kava-Kava Litigation

Maloney, Parkinson & Berns                          135 W Main Street                  Urbana            IL       61801
c/o Michael A. Berns
Re: LPJ Research, Inc.

Robaina & Palomino, PC                              5045 North 12th Street, Suite 102  Phoenix           AZ       85014
c/o Debra L. Palomino
c/o Edmundo P. Robaina
Re: Marlin Leasing Corporation v. Health Factors
International

Patricia Lynn Nerdin                                380 S 800 W.                       Provo             UT       84003
Re: Nerdin v. Twinlab Utah

Professional Law Corporation                        69-730 Highway 111, Suite 207      Rancho Mirage     CA       92270
c/o Thomas A. Grossman
Re: O'Hearn v. Advance Research Press

Thomas A. Turner, Jr.                               11377 W. Olympic Blvd.             Los Angeles       CA       90063
Re: O'Hearn v. Advance Research Press

Greshin, Ziegler & Pruzansky, LLP                   199 East Main Street,              Smithtown         NY       11787
c/o Joel J. Ziegler, Esq.                           Post Office Box 829
Re: True North Nutrition Ltd v. Twin Laboratories

                                                        DATE CLAIM WAS
                                                         INCURRED AND
                                                      CONSIDERATION FOR
                                                     CLAIM, IF CLAIM IS
                                                    SUBJECT TO SETOFF, SO                                       AMOUNT OF
                 CREDITOR'S NAME                            STATE          CONTINGENT  UNLIQUIDATED  DISPUTED     CLAIM
-------------------------------------------------------------------------------------------------------------------------
Law Officers of Christopher E. Grell                      1/24/2003            X             X           X       Unknown
c/o Christopher E. Grell
c/o Richard F. Rescho
c/o Ian P. Dillon
Re: Kava-Kava Complex (Ganir v. Fred Meyer Stores,
Inc. et al.)

Milberg Weiss Bershad Hines & Leracfi LLP                 3/11/2002            X             X           X       Unknown
c/o Bonny E. Sweeney
c/o Christopher M. Burke
Re: Kava-Kava Litigation

Scott & Scott LLC                                         3/11/2002            X             X           X       Unknown
c/o David  B. Scott S- Edward
SAB.SKAS
Re: Kava-Kava Litigation

Maloney, Parkinson & Berns                                8/5/2003                          X           X        Unknown
c/o Michael A. Berns
Re: LPJ Research, Inc.

Robaina & Palomino, PC                                    5/16/2003            X             X           X       Unknown
c/o Debra L. Palomino
c/o Edmundo P. Robaina
Re: Marlin Leasing Corporation v. Health Factors
International

Patricia Lynn Nerdin                                      8/25/2003            X             X           X       Unknown
Re: Nerdin v. Twinlab Utah

Professional Law Corporation                              9/18/2000            X             X           X       Unknown
c/o Thomas A. Grossman
Re: O'Hearn v. Advance Research Press

Thomas A. Turner, Jr.                                     9/18/2000            X             X           X       Unknown
Re: O'Hearn v. Advance Research Press

Greshin, Ziegler & Pruzansky, LLP                         9/19/2000            X             X           X       Unknown
c/o Joel J. Ziegler, Esq.
Re: True North Nutrition Ltd v. Twin Laboratories

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.        ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS           Case No. 03-15566 (CB)
Debtor                                                                                                                   Chapter 11

               CREDITOR'S NAME                               ADDRESS                  CITY        STATE      ZIP CODE      CODEBTOR
------------------------------------------------------------------------------------------------------------------------------------
Law Offices of Christopher E. Grell                The Broadlake Plaza 360 22nd   Oakland          CA         94612
c/o Christopher E. Grell                           Street, Suite 320
c/o Richard F. Rescho
c/o Ian P. Dillon
Re: Winters v. Twin Laboratories Inc.

Johnson, Pope, Bokor, Ruppel & Burns, PA           100 North Tampa Street, Suite  Tampa            FL         33601
c/o Frank R. Jakes                                 1800, P.O. Box 1100
Re: World Triathlon Corporation v. Twin
Laboratories Inc.

Peter Ruplinger, Owner                             9192 So. 300 W. #29            Sandy            UT         84094
Re: Ruplinger Corporation v. Twin Laboratories
Inc

Alex Alvarez, P.A.                                 355 Palermo Avenue             Coral Gables     FL         33134
c/o Alex Alvarez
Re: Harrod v. Twin Laboratories Inc.

Oshmann & Mirisola, LLP                            90 William Street, 6th Floor   New York         NY         10038            X
c/o Sharon Elmaleh-Schoenmand
c/o Theodore Oshman
Re: Hawkinson v. Twin Laboratories Inc.;
Twinlab Corporation

Fibich, Hampton, Leebron & Garth, LLP.             1401 McKinney, Suite 1800      Houston          TX         77010
c/o Kenneth Fibich
c/o Michael Leebron, II
c/o Russel S. Briggs
Re: Baines v. Twin Laboratories, Inc.

A - 1 ROOFING CO.                                  P.O. Box 427                   Levan            UT         84639

A T & T WIRELESS SERVICES                          P.O. Box 8220                  AURORA           IL       60572-8220

A&Y BUILDING SUPPLY                                P.O. Box 50777                 PROVO            UT       84605-0777

A.M. TODD BOTANICALS                               P.O. Box 13859                 Newark           NJ       07188-0859

AAFES                                              PO Box 660261                  Dallas           TX         75245

ABELMAN, FRAYNE & SCHWAB                           150 E. 42ND ST., 26TH FLR      NEW YORK         NY       10017-5612

ABF FREIGHT                                        110 E JEFRYN BLVD              DEER PARK        NY         11729

ACATRIS INC.                                       3300 EDINBOROUGH WAY           MINNEAPOLIS      MN         55435

                                                      DATE CLAIM WAS
                                                       INCURRED AND
                                                     CONSIDERATION FOR
                                                     CLAIM, IF CLAIM IS
                                                   SUBJECT TO SETOFF, SO                                         AMOUNT OF
                 CREDITOR'S NAME                           STATE           CONTINGENT  UNLIQUIDATED  DISPUTED      CLAIM
-----------------------------------------------------------------------------------------------------------------------------
Law Offices of Christopher E. Grell                      1/29/2002              X           X           X         Unknown
c/o Christopher E. Grell
c/o Richard F. Rescho
c/o Ian P. Dillon
Re: Winters v. Twin Laboratories Inc.

Johnson, Pope, Bokor, Ruppel & Burns, PA                 7/11/2003              X           X           X         Unknown
c/o Frank R. Jakes
Re: World Triathlon Corporation v. Twin
Laboratories Inc.

Peter Ruplinger, Owner                                   8/20/2003              X           X           X         Unknown
Re: Ruplinger Corporation v. Twin Laboratories
Inc.

Alex Alvarez, P.A.                                          1997                X           X           X         Unknown
c/o Alex Alvarez
Re: Harrod v. Twin Laboratories Inc.

Oshmann & Mirisola, LLP                                    5/2002               X           X           X         Unknown
c/o Sharon Elmaleh-Schoenmand
c/o Theodore Oshman
Re: Hawkinson v. Twin Laboratories Inc.;
Twinlab Corporation

Fibich, Hampton, Leebron & Garth, LLP.                    8/1/2001              X           X           X         Unknown
c/o Kenneth Fibich
c/o Michael Leebron, II
c/o Russel S. Briggs
Re: Baines v. Twin Laboratories, Inc.

A - 1 ROOFING CO.                                         Various                                              $          380

A T & T WIRELESS SERVICES                                 Various                                              $        1,250

A&Y BUILDING SUPPLY                                       Various                                              $          389

A.M. TODD BOTANICALS                                      Various                                              $        3,258

AAFES                                                     Various                           X                     Unknown

ABELMAN, FRAYNE & SCHWAB                                  Various                                              $       33,126

ABF FREIGHT                                               Various                                              $           54

ACATRIS INC.                                              Various                                              $       17,548

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.      ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS         Case No. 03-15566 (CB)
Debtor                                                                                                               Chapter 11

     CREDITOR'S NAME                                      ADDRESS                    CITY        STATE    ZIP CODE    CODEBTOR
-------------------------------------------------------------------------------------------------------------------------------
ACE RENTS INC.                                     1745 SOTH STATE             OREM               UT       84058

ACETO CORPORATION                                  1 HOLLOW LANE               LAKE SUCCESS       NY       11042

ACI Plastics                                       P.O. Box 8070               St. Louis          MO       63156

ACNIELSEN                                          P.O. Box 88956              CHICAGO            IL     60695-8956

ACSIS INC.                                         P.O. Box 7777               PHILADELPHIA       PA     19175-2008

ADOLPH GOTTSCHO INC.                               P.O. Box 3130               UNION              NJ     07083-1930

ADP INVESTOR COMM SVCS                             P.O. Box 23487              NEWARK             NJ       07189

ADP OF LONG ISLAND                                 1700 WALT WHITMAN ROAD      MELVILLE           NY       11747

ADT SECURITY SERVICES INC                          P.O. Box 371967             PITTSBURGH         PA     15250-7967

AEI (ARNSON ENTERPRISES INC)                       10365 FOREST BRIDGE DRIVE   ALPHARETTA         GA     30022-4528

AERCHEM, INC.                                      39W082 FOXWOOD LANE         ST. CHARLES        IL       60175

AIDP INC                                           1120 COINER COURT           CITY OF INDUSTRY   CA     91748-1348

AIR WELD INC.                                      243 WAVERLY AVE.            PATCHOGUE          NY     11772-2144

AIRBORNE EXPRESS                                   P.O. Box 91001              SEATTLE            WA     98111-9101

Albion Advanced Nutrition                          P.O. Box 750                Clearfield         UT       84089

ALLIED ELECTRONICS                                 P.O. Box 2325               FORT WORTH         TX     76113-2325

ALLTECH ASSOCIATES INC                             P.O. Box 23                 DEERFIELD          IL       60015

ALPINE LOCK & SAFE                                 420 WEST MAIN STREET        AMERICAN FORK      UT       84003

ALTHEIMER & GRAY                                   7 BISHOPSGATE               LONDON                     EC2N 3AR

AMERICAN EXPRESS 378299112501004                   SUITE 0001                  CHICAGO            IL     60679-0001

AMERICAN FORK CITY                                 31 NORTH CHURCH ST.         AMERICAN FORK      UT       84003

AMERICAN INGREDIENTS INC                           P.O. Box 52201              NEWARK             NJ     07101-0220

AMERICAN INT'L CHEMICAL                            17 STRATHMORE ROAD          NATICK             MA       01760

AMERICAN LABEL                                     3575 SOUTH 300 WEST         SALT LAKE CITY     UT       84115

                                                       DATE CLAIM WAS
                                                        INCURRED AND
                                                     CONSIDERATION FOR
                                                     CLAIM, IF CLAIM IS
                                                    SUBJECT TO SETOFF, SO                                        AMOUNT OF
        CREDITOR'S NAME                                     STATE          CONTINGENT  UNLIQUIDATED  DISPUTED      CLAIM
-----------------------------------------------------------------------------------------------------------------------------
ACE RENTS INC.                                              Various                                            $          657

ACETO CORPORATION                                           Various                                            $       30,879

ACI Plastics                                                Various                                            $          221

ACNIELSEN                                                   Various                                            $       31,640

ACSIS INC.                                                  Various                                            $          645

ADOLPH GOTTSCHO INC.                                        Various                                            $          596

ADP INVESTOR COMM SVCS                                      Various                                            $       11,390

ADP OF LONG ISLAND                                          Various                                            $        3,859

ADT SECURITY SERVICES INC                                   Various                                            $          776

AEI (ARNSON ENTERPRISES INC)                                Various                                            $       42,358

AERCHEM, INC.                                               Various                                            $        3,587

AIDP INC                                                    Various                                            $          824

AIR WELD INC.                                               Various                                            $           41

AIRBORNE EXPRESS                                            Various                                            $          437

Albion Advanced Nutrition                                   Various                                            $        7,703

ALLIED ELECTRONICS                                          Various                                            $           34

ALLTECH ASSOCIATES INC                                      Various                                            $          683

ALPINE LOCK & SAFE                                          Various                                            $          348

ALTHEIMER & GRAY                                            Various                                            $        1,342

AMERICAN EXPRESS 378299112501004                            Various                                            $       47,677

AMERICAN FORK CITY                                          Various                                            $        1,564

AMERICAN INGREDIENTS INC                                    Various                                            $       28,388

AMERICAN INT'L CHEMICAL                                     Various                                            $          645

AMERICAN LABEL                                              Various                                            $          545

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.       ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS        Case No. 03-15566 (CB)
Debtor                                                                                                               Chapter 11

      CREDITOR'S NAME                                      ADDRESS                   CITY        STATE    ZIP CODE    CODEBTOR
-------------------------------------------------------------------------------------------------------------------------------
AMERICAN LABORATORIES INC                         4410 SOUTH 102ND STREET       OMAHA              NE    68127-1094

AMERICAN LECITHIN CO                              P.O. Box 8500-2               PHILADELPHIA       PA      19178

AMERICAN STITCHING & BOX, INC.                    P.O. Box 2133                 FAIRFIELD          CA      94533

AMPHARM RESEARCH                                  86 EAST 1450 SOUTH            OREM               UT      84058

AMRESCO INC                                       PO Box 39098                  SOLON              OH    44139-0098

AMSTER, ROTHSTEIN, & EBENSTEIN                    90 PARK AVE.                  NEW YORK           NY    10016-1302

Anabolic Incorporated                             17802 Gillette Avenue         Irvine             CA      92614

ANDERSON CHAMBERLIN                               845 LAKE DRIVE SUITE 200      ISSAQUAH           WA      98027

ANDERSON KILL & OLICK, P.C.                       1251 AVENUE OF THE AMERICAS   NEW YORK           NY      10020

AON CONSULTING INC                                P.O. Box 93131                CHICAGO            IL    60673-3131

APPLIED AUTOMATION                                3186 SOUTH WASHINGTON ST.     SALT LAKE CITY     UT    84115-3424

AQUALON COMPANY                                   P.O. Box 932576               ATLANTA            GA    31193-2576

ARBILL INDUSTRIES INC                             P.O. Box 820542               PHILADELPHIA       PA    19182-0542

ARCO PACKAGING, INC.                              5380 SOUTH RILEY (250 W.)     MURRAY             UT      84107

ARCURI LANDSCAPING CORP.                          35 CHESTNUT ST                HUNTINGTON         NY      11743

ARIZONA INSTRUMENT                                1912 WEST 4TH STREET          TEMPE              AZ    85281-2491

ARJAY CORPORATION                                 P.O. Box 157                  DEER PARK          NY    11729-0157

ARMED ALERT SECURITY                              2166 South 900 East           SALT LAKE CITY     UT    84106-2325

ASHLAND CHEMICAL COMPANY                          P.O. Box 371002               PITTSBURGH         PA    15250-7002

ASPEN PUBLISHERS INC                              PO Box 911                    FREDERICK          MD    21705-0911

AT&T   210092398181                               P.O. Box 277019               ATLANTA            GA    30384-7019

AT&T  A/C 144 012-8119 544                        PO Box 9001309                LOUISVILLE         KY    40290-1309

AT&T  A/C210092630184                             P.O. Box 277019               ATLANTA            GA    30384-7019

AT&T A/C 8002-035-0155                            P.O. Box 9001307              LOUISVILLE         KY    40290-1307

AT&T Universal Biller                             P O Box 79112                 Phoenix            AZ      85062

AT&T WIRELESS  #400219051                         P.O. Box 78224                PHOENIX            AZ    85062-8224

                                                      DATE CLAIM WAS
                                                       INCURRED AND
                                                    CONSIDERATION FOR
                                                    CLAIM, IF CLAIM IS
                                                   SUBJECT TO SETOFF, SO                                        AMOUNT OF
      CREDITOR'S NAME                                      STATE          CONTINGENT  UNLIQUIDATED  DISPUTED      CLAIM
----------------------------------------------------------------------------------------------------------------------------
AMERICAN LABORATORIES INC                                  Various                                            $       73,339

AMERICAN LECITHIN CO                                       Various                                            $        1,064

AMERICAN STITCHING & BOX, INC.                             Various                                            $        6,017

AMPHARM RESEARCH                                           Various                                            $       14,375

AMRESCO INC                                                Various                                            $           77

AMSTER, ROTHSTEIN, & EBENSTEIN                             Various                                            $       71,161

Anabolic Incorporated                                      Various                                            $      878,278

ANDERSON CHAMBERLIN                                        Various                                            $        1,240

ANDERSON KILL & OLICK, P.C.                                Various                                            $       27,347

AON CONSULTING INC                                         Various                                            $       10,333

APPLIED AUTOMATION                                         Various                                            $        1,192

AQUALON COMPANY                                            Various                                            $        2,691

ARBILL INDUSTRIES INC                                      Various                                            $          785

ARCO PACKAGING, INC.                                       Various                                            $        1,434

ARCURI LANDSCAPING CORP.                                   Various                                            $        1,200

ARIZONA INSTRUMENT                                         Various                                            $          571

ARJAY CORPORATION                                          Various                                            $          894

ARMED ALERT SECURITY                                       Various                                            $           57

ASHLAND CHEMICAL COMPANY                                   Various                                            $       74,768

ASPEN PUBLISHERS INC                                       Various                                            $          224

AT&T   210092398181                                        Various                                            $        3,230

AT&T  A/C 144 012-8119 544                                 Various                                            $          100

AT&T  A/C210092630184                                      Various                                            $        7,838

AT&T A/C 8002-035-0155                                     Various                                            $           43

AT&T Universal Biller                                      Various                                            $        4,556

AT&T WIRELESS  #400219051                                  Various                                            $          274

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.      ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS         Case No. 03-15566 (CB)
Debtor                                                                                                               Chapter 11

      CREDITOR'S NAME                                   ADDRESS                    CITY          STATE    ZIP CODE    CODEBTOR
------------------------------------------------------------------------------------------------------------------------------
AT&T WIRELESS  A/C#205152580                      P.O. Box 8220                 AURORA             IL    60572-8220

AT&T WIRELESS  ACCT # 201180312                   P.O. BOX 8220                 AURORA             IL    60572-8220

AT&T WIRELESS SERVICES-UTAH                       P.O. Box 78224                PHOENIX            AZ    85062-8224

ATS INDUSTRIAL SUPPLY                             P.O. Box 25596                SALT LAKE CITY     UT      84125

ATWATER AMERICAN GRAPHICS                         350 HUDSON STREET             NEW YORK           NY      10014

AVAYA INC. A/C#0100886201                         P.O. Box 73061                CHICAGO            IL    60673-3061

AVAYA INC. AC# 0101440761                         P.O. Box 5332                 NEW YORK           NY    10087-5332

AW BOHANAN COMPANY, INC.                          P.O. Box 1743                 GASTONIA           NC    28053-1743

B & D NUTRITIONAL                                 2794 LOKER AVENUE WEST        CARLSBAD           CA      92008
                                                  STE 103

BALCHEM CORPORATION                               P.O. Box 32321                HARTFORD           CT    06150-2321

Ball Corporation                                  9300 W. 108 th Circle         Broomfield         CO    80021-3682

BANNER PHARMACAPS INC                             P.O. Box 601407               CHARLOTTE          NC    28260-1407

BASF CORP                                         P.O. Box 360941               PITTSBURGH         PA    15251-6941

BDS NATURAL PRODUCTS                              1904 1/2 EAST DOMINGEZ AVE    CARSON             CA      90810

BEAU TERRE INCORPORATED                           1005 BEAU TERRE DRIVE         BENTONVILLE        AR      72712

Bell Health Products                              156 Btanic Ave                Glasnevin        Dublin

BELMONT CHEMICALS, INC                            790 BLOOMFIELD AVENUE         CLIFTON            NJ      07012

BENNETT PACKAGING                                 220 NW SPACE CENTER CIRCLE    LEE'S SUMMIT       MO      64064

BERLIN PACKAGING NEW YORK                         P.O. Box 31504                HARTFORD           CT    06150-1504

BERNSTEIN & ANDRIULLI                             58 WEST 40TH STREET           NEW YORK           NY      10018

BI NUTRACEUTICALS                                 DEPT #0929                    Los Angeles        CA    90088-0929

BioCell Technology,LLC                            2931 E. La Jolla              Anaheim            CA      92806

BIOMERIEUX , INC.                                 P.O. Box 500308               ST. LOUIS          MO      63150

BIO-NUTRITIONAL PRODUCTS                          P.O. Box 112                  HARRISON           NY    10528-0112

BIORIGINAL FOOD & SCIENCE CORP                    102 MELVILLE STREET           SASKATOON          SK      S7J 0R1

BISCO                                             45 SOUTH 1500 WEST            OREM               UT      84058

Blanver USA                                       777 Yamato Rd. Suite 116      Boca Raton         FL      33431

                                                      DATE CLAIM WAS
                                                       INCURRED AND
                                                    CONSIDERATION FOR
                                                    CLAIM, IF CLAIM IS
                                                   SUBJECT TO SETOFF, SO                                         AMOUNT OF
       CREDITOR'S NAME                                     STATE          CONTINGENT  UNLIQUIDATED  DISPUTED       CLAIM
----------------------------------------------------------------------------------------------------------------------------
AT&T WIRELESS  A/C#205152580                               Various                                            $          156

AT&T WIRELESS  ACCT # 201180312                            Various                                            $          167

AT&T WIRELESS SERVICES-UTAH                                Various                                            $          271

ATS INDUSTRIAL SUPPLY                                      Various                                            $          225

ATWATER AMERICAN GRAPHICS                                  Various                                            $      267,887

AVAYA INC. A/C#0100886201                                  Various                                            $        4,414

AVAYA INC. AC# 0101440761                                  Various                                            $          370

AW BOHANAN COMPANY, INC.                                   Various                                            $       27,340

B & D NUTRITIONAL                                          Various                                            $      134,292


BALCHEM CORPORATION                                        Various                                            $       17,513

Ball Corporation                                           Various                                            $       55,004

BANNER PHARMACAPS INC                                      Various                                            $        6,803

BASF CORP                                                  Various                                            $      279,418

BDS NATURAL PRODUCTS                                       Various                                            $      325,100

BEAU TERRE INCORPORATED                                    Various                                            $          120

Bell Health Products                                       Various                          X                    Unknown

BELMONT CHEMICALS, INC                                     Various                                            $       72,815

BENNETT PACKAGING                                          Various                                            $          250

BERLIN PACKAGING NEW YORK                                  Various                                            $       37,989

BERNSTEIN & ANDRIULLI                                      Various                                            $        4,000

BI NUTRACEUTICALS                                          Various                                            $      197,799

BioCell Technology,LLC                                     Various                                            $       66,456

BIOMERIEUX , INC.                                          Various                                            $        1,510

BIO-NUTRITIONAL PRODUCTS                                   Various                                            $        2,061

BIORIGINAL FOOD & SCIENCE CORP                             Various                                            $       27,950

BISCO                                                      Various                                            $       11,086

Blanver USA                                                Various                                            $        7,320

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.       ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS        Case No. 03-15566 (CB)
Debtor                                                                                                               Chapter 11

          CREDITOR'S NAME                                  ADDRESS                   CITY         STATE    ZIP CODE    CODEBTOR
-------------------------------------------------------------------------------------------------------------------------------
BLUE CALIFORNIA CO.                               23141 ARROYO VISTA #100     RANCHO SANTA MARG.  CA       92688

Boise Cascade Office Products                     400 B Commerce Blvd         Carlstadt           NJ       02072

Bosch Packaging Technology                        P.O. Box 95193              Chicago             IL     60694-5193

BOWNE OF NEW YORK CITY                            345 HUDSON STREET           NEW YORK            NY       10014

BRAND ENTERPRISES LLC                             1130 WILDHORSE PARKWAY      CHESTERFIELD        MO       63005

BROWN MCCARROLL                                   111  CONGRESS AVE. SUITE    AUSTIN              TX     78701-4043
                                                  1400

BRUCIA PLANT EXTRACTS                             3855 DIVDEND DR.            SHINGLE SPRINGS     CA       95682

BTC COMMUNICATIONS                                1003 BEAU TERRE DR          BENTONVILLE         AR       72712

BUFFO'S TERMITE & PEST CONTROL                    155 South Freedom Blvd.     PROVO               UT       84601

BUSINESS DEVELOPMENT LABS                         P.O. Box 225                SANTA CLARA         CA     95052-0225

BUSINESS WIRE                                     P.O. Box 45348              SAN FRANCISCO       CA     94145-0348

CABLEVISION LIGHTPATH  A/C0002036                 200 JERICO QUADRANGLE       JERICHO             NY       11753

California Half Ironman                           730 n. Andreasen Drive      Escondido           CA       92029

California Natural Products                       P.O. Box 1219               Lathrop             CA       95330

CALLAHAN COMPANY                                  PO Box 8500-3710            Philadelphia        PA     19178-3710

CANDLE BUSINESS  SYSTEMS, INC.                    1500 OCEAN AVE              BOHEMIA             NY       11716

CANON BUSINESS SOLUTIONS-                         P.O. Box GPO 33198          NEWARK              NJ     07188-0198

CANON FINANCIAL SERVICES, INC.                    P.O. Box 4004               CAROL STREAM        IL     60197-4004

CAPSUGEL                                          P.O. Box 640091             PITTSBURG           PA     15264-0091

CAPSULEWORKS                                      P.O. Box 9010               RONKONKOMA          NY     11779-9010

CARDINAL HEALTH                                   PO Box 32604                DETROIT             MI     48232-0604

CARDINAL NUTRITIONAL                              1000 WEST 8TH STREET        VANCOUVER           WA       98660

CARR BUSINESS SYSTEMS                             130 SPAGNOLI RD             MELVILLE            NY       11747

CASTLEGUARD HEALTH SERVICES LTD                   19 ISABEL DRIVE  RR#4       BRANTFORD           ON       N3T 5L7

                                                      DATE CLAIM WAS
                                                       INCURRED AND
                                                    CONSIDERATION FOR
                                                    CLAIM, IF CLAIM IS
                                                   SUBJECT TO SETOFF, SO                                        AMOUNT OF
           CREDITOR'S NAME                                 STATE           CONTINGENT  UNLIQUIDATED  DISPUTED      CLAIM
----------------------------------------------------------------------------------------------------------------------------
BLUE CALIFORNIA CO.                                         Various                                           $        3,600

Boise Cascade Office Products                               Various                                           $          554

Bosch Packaging Technology                                  Various                                           $          461

BOWNE OF NEW YORK CITY                                      Various                                           $        2,724

BRAND ENTERPRISES LLC                                       Various                                           $          686

BROWN MCCARROLL                                             Various                                           $        1,772


BRUCIA PLANT EXTRACTS                                       Various                                           $       10,091

BTC COMMUNICATIONS                                          Various                                           $          310

BUFFO'S TERMITE & PEST CONTROL                              Various                                           $          225

BUSINESS DEVELOPMENT LABS                                   Various                                           $        8,126

BUSINESS WIRE                                               Various                                           $        4,780

CABLEVISION LIGHTPATH  A/C0002036                           Various                                           $        4,398

California Half Ironman                                     Various                        X                     Unknown

California Natural Products                                 Various                                           $       61,608

CALLAHAN COMPANY                                            Various                                           $          778

CANDLE BUSINESS  SYSTEMS, INC.                              Various                                           $        3,483

CANON BUSINESS SOLUTIONS-                                   Various                                           $        1,787

CANON FINANCIAL SERVICES, INC.                              Various                                           $          466

CAPSUGEL                                                    Various                                           $      734,750

CAPSULEWORKS                                                Various                                           $       60,855

CARDINAL HEALTH                                             Various                                           $       45,433

CARDINAL NUTRITIONAL                                        Various                                           $        4,050

CARR BUSINESS SYSTEMS                                       Various                                           $        4,107

CASTLEGUARD HEALTH SERVICES LTD                             Various                                           $        3,486

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.      ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS        Case No. 03-15566 (CB)
Debtor                                                                                                              Chapter 11

      CREDITOR'S NAME                                      ADDRESS                   CITY        STATE    ZIP CODE    CODEBTOR
------------------------------------------------------------------------------------------------------------------------------
CCBN.COM INC                                      P.O. Box 826132             PHILADELPHIA         PA    19182-6132

CENTURY FOODS INTERNATIONAL                       919 HOESCHLER DRIVE         SPARTA               WI      54656

CERTIFIED LABORATORIES                            200 EXPRESS STREET          PLAINVIEW            NY      11803

Charles K. Dahlgren                               37491 Enterprise Drive      Burney               CA      96013

CHEMCO                                            P.O. Box 54975-01           LOS ANGELES          CA    90054-0975

Chemi Nutraceuticals, nc.                         4463 White Bear Parkway -   WhiteBear Lake       MN      55110
                                                  Suite 105

CHEMICAL POLLUTION CONT                           PO Box 3069                 HOUSTON              TX    77253-3069

CHEMICAL SOLUTIONS LTD.                           273 MULBERRY DRIVE          SUMECHANICSBURG      PA      17055
                                                  SUITE 9

Children's Hospital Medical Center                3333 Burnet Ave             Cincinnati           OH    45229-3039

CHR. HANSEN  INC.                                 CUST# 1-12095900            CHICAGO              IL    60678-6940

CHRIS'S DELI & CATERERS                           646 MOTOR PARKWAY           HAUPPAUGE            NY      11788

CINTAS FIRST AID AND SAFETY                       1586 SOUTH 5350 WEST        SALT LAKE CITY       UT      84104
                                                  SUITE A

CITICORP VENDOR FINANCE INC.                      P.O. Box 41647              PHILADELPHIA         PA    19101-1647

CITRUS & ALLIED-ESSENCES LTD                      3000 MARCUS AVENUE          LAKE SUCCESS         NY      11042

CLARK  ENT  d/b/a MATERIAL HANDLING               P.O. Box 53097              PHOENIX              AZ      85072

CLEMENT COMMUNICATIONS, INC.                      P.O. Box 500                CONCORDVILLE         PA    19331-0500

CMS CONSULTING, INC.                              500 PURDY HILL ROAD,        MONROE               CT      06468
                                                  SUITE 6

COBRA SOLUTIONS INC.                              4500 SOUTH LAKESHORE        TEMPE                AZ      85282
                                                  DRIVE #420

CODALE ELECTRIC SUPPLY, INC.                      P.O. Box 25777              SALT LAKE CITY       UT    84125-0777

COGNIS CORPORATION                                P.O. Box 827384             PHILADELPHIA         PA    19182-7384

COGNISA SECURITY, INC                             P.O. Box 931877             ATLANTA              GA    31193-1877

COHEN AND WOLF.P.C.                               P.O. Box 1821               BRIDGEPORT           CT    06601-1821

                                                        DATE CLAIM WAS
                                                         INCURRED AND
                                                      CONSIDERATION FOR
                                                      CLAIM, IF CLAIM IS
                                                     SUBJECT TO SETOFF, SO                                        AMOUNT OF
      CREDITOR'S NAME                                        STATE          CONTINGENT  UNLIQUIDATED  DISPUTED      CLAIM
------------------------------------------------------------------------------------------------------------------------------
CCBN.COM INC                                                Various                                             $          249

CENTURY FOODS INTERNATIONAL                                 Various                                             $    2,625,423

CERTIFIED LABORATORIES                                      Various                                             $          413

Charles K. Dahlgren                                         Various                           X                    Unknown

CHEMCO                                                      Various                                             $      343,816

Chemi Nutraceuticals, nc.                                   Various                                             $       50,163


CHEMICAL POLLUTION CONT                                     Various                                             $          640

CHEMICAL SOLUTIONS LTD.                                     Various                                             $        6,405

Children's Hospital Medical Center                          Various                           X                    Unknown

CHR. HANSEN  INC.                                           Various                                             $       59,063

CHRIS'S DELI & CATERERS                                     Various                                             $          117

CINTAS FIRST AID AND SAFETY                                 Various                                             $        4,308

CITICORP VENDOR FINANCE INC.                                Various                                             $        6,510

CITRUS & ALLIED-ESSENCES LTD                                Various                                             $        1,260

CLARK  ENT  d/b/a MATERIAL HANDLING                         Various                                             $        5,231

CLEMENT COMMUNICATIONS, INC.                                Various                                             $           70

CMS CONSULTING, INC.                                        Various                                             $       78,662

COBRA SOLUTIONS INC.                                        Various                                             $          475

CODALE ELECTRIC SUPPLY, INC.                                Various                                             $        6,634

COGNIS CORPORATION                                          Various                                             $      809,788

COGNISA SECURITY, INC                                       Various                                             $        6,167

COHEN AND WOLF.P.C.                                         Various                                             $       20,000

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.      ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS        Case No. 03-15566 (CB)
Debtor                                                                                                              Chapter 11

      CREDITOR'S NAME                                      ADDRESS                   CITY        STATE    ZIP CODE    CODEBTOR
------------------------------------------------------------------------------------------------------------------------------
COLLABRYS                                         P.O. Box 200024               PITTSBURGH         PA    15251-0024

COLLEDGE MACHINE                                  445 NORTH 1030 WEST           LINDON             UT      84042

COLORCON                                          P.O. Box 8500-S2685           PHILADELPHIA       PA      19178

COMAX MANUFACTURING CORP                          130 BAYLISS ROAD              MELVILLE           NY      11747

COMPOUND SOLUTIONS INC                            2215 VINEYARD AVENUE          ESCONDIDO          CA      92029

Computershare Investor Services                   P.O. Box 1596                 DENVER             CO    80201-1596

CONVEYORS & EQUIPMENT                             3580 SOUTH 300 WEST           SALT LAKE CITY     UT      84115

CORPEX BANKNOTE CO INC                            1440 FIFTH AVENUE             BAYSHORE           NY      11706

CORPORATE EXPRESS                                 P.O. Box 71781                CHICAGO            IL    60694-1781

Corwood Laboratories, Inc.                        55 Arkay Drive                Hauppauge          NY      11788

COVANCE LABORATORIES                              PO Box 820511                 PHILADELPHIA       PA    19182-0511

CREER SHEET METAL WORKS                           711 SOUTH UNIVERSITY AVENUE   PROVO              UT      84606

CROMPTON                                          340 JESSE JEWELL PKWY         GAINSVILLE         GA      30501

CROWN EQUIPMENT CORPORATION                       P.O. Box 641173               CINCINNATI         OH    45264-1173

CUSTOM NETWORK SOLUTIONS, INC.                    210 ROUTE 4 EAST SUITE 102    PARAMUS            NJ      07652

Cyanotech Corporation                             73-4460 Queen Kaahumanu Hwy   Kailua-Kona        HI      96740

D&S DISTRIBUTION SERVICES CO.                     3029 NORTH 114TH STREET       MILWAUKEE          WI    53222-4208

D.H. LITTER COMPANY, INC.                         P.O. Box 11512A               NEW YORK           NY    10286-1512

DAIICHI FINE CHEMICALS INC                        P.O. Box 1066                 BEDFORD PARK       IL      60499

DAILY HERALD                                      P.O. Box 717                  PROVO              UT      84603

DALLAS MAVERICKS                                  2909 TAYLOR STREET            DALLAS             TX      75226

DAMAGE RECOVERY SYSTEMS INC                       31 ROBINSON STREET            POTTSTOWN          PA      19464

DEAN ANDREOLA                                     135 MILLER CEMETERY RD        APPLETON           ME      04862

DEGUSSA BIOACTIVES                                P.O. Box 790361               ST LOUIS           MO    63179-0361

                                                      DATE CLAIM WAS
                                                       INCURRED AND
                                                    CONSIDERATION FOR
                                                    CLAIM, IF CLAIM IS
                                                   SUBJECT TO SETOFF, SO                                        AMOUNT OF
      CREDITOR'S NAME                                      STATE          CONTINGENT  UNLIQUIDATED  DISPUTED      CLAIM
----------------------------------------------------------------------------------------------------------------------------
COLLABRYS                                                  Various                                            $       18,600

COLLEDGE MACHINE                                           Various                                            $        1,173

COLORCON                                                   Various                                            $          458

COMAX MANUFACTURING CORP                                   Various                                            $        2,171

COMPOUND SOLUTIONS INC                                     Various                                            $        2,300

Computershare Investor Services                            Various                                            $        1,260

CONVEYORS & EQUIPMENT                                      Various                                            $          783

CORPEX BANKNOTE CO INC                                     Various                                            $           22

CORPORATE EXPRESS                                          Various                                            $        5,186

Corwood Laboratories, Inc.                                 Various                                            $      112,047

COVANCE LABORATORIES                                       Various                                            $           50

CREER SHEET METAL WORKS                                    Various                                            $        1,216

CROMPTON                                                   Various                                            $       44,312

CROWN EQUIPMENT CORPORATION                                Various                                            $       16,777

CUSTOM NETWORK SOLUTIONS, INC.                             Various                                            $        2,078

Cyanotech Corporation                                      Various                                            $       41,365

D&S DISTRIBUTION SERVICES CO.                              Various                                            $        4,318

D.H. LITTER COMPANY, INC.                                  Various                                            $          289

DAIICHI FINE CHEMICALS INC                                 Various                                            $      165,669

DAILY HERALD                                               Various                                            $          864

DALLAS MAVERICKS                                           Various                                            $        3,000

DAMAGE RECOVERY SYSTEMS INC                                Various                                            $       91,690

DEAN ANDREOLA                                              Various                                            $        5,000

DEGUSSA BIOACTIVES                                         Various                                            $       30,792

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.      ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS        Case No. 03-15566 (CB)
Debtor                                                                                                              Chapter 11

      CREDITOR'S NAME                                      ADDRESS                   CITY         STATE   ZIP CODE    CODEBTOR
------------------------------------------------------------------------------------------------------------------------------
DHL DANZAS AIR AND OCEAN                          PO Box 894573                 LOS ANGELES         CA   90189-4573

DIANA VEGETAL                                     300 CORPORATE DRIVE           BLAUVELT            NY     10913

DIRECT SHIPPERS ASSN INC                          516 SYLVAN AVENUE             ENGLEWOOD CLIFFS    NJ     07632

DISC GRAPHICS                                     10 GILPIN AVE.                HAUPPAUGE           NY   11788-4724

DISPLAY TECHNOLOGIES LLC                          111-01 14 AVENUE              COLLEGE POINT       NY     11356

Distribuidora Dior                                Carreteros Del Chaco Y        CiudadDel Este
                                                  listos Valoi

DIVISION SALES                                    30 EAST OAKTON STREET         DES PLAINES         IL     60018

DMV INTERNATIONAL NUTRITIONALS                    P.O. Box 711738               CINCINNATI          OH     45271

DON JAGODA ASSOCIATES INC                         100 MARCUS DRIVE              MELVILLE            NY     11747

DOUG SMITH DODGE                                  523 WEST MAIN                 AMERICAN FORK       UT     84003

DR DAVID MEDWAY                                   5403 NEWCASTLE AVENUE, #19    ENCINO              CA     91316

Drug Emporium                                     155 Hidden Ravines Dr         Powell              OH     43065

DT CONVERTING TECHNOLOGIES                        P.O. Box 502213               ST. LOUIS           MO   63101-2213

DT LAKSO                                          P.O. Box 60335                ST LOUIS            MO   63160-0335

Dunwiddie Custom Packaging                        14 Inverness Drive East Suit  Englewood           CO     80112
                                                  A-132

E.T. HORN COMPANY                                 P.O. Box 1238                 La Mirada           CA   90638-5585

EARTHLINK                                         P.O. Box 51076                Los Angeles         CA   90051-5376

EASTECH CHEMICAL INC                              P.O. Box 8500-50510           PHILADELPHIA        PA     19178

EASTERN INDUSTRIAL SERVICES OF                    SOUTH SECOND STREET           RONKONKOMA          NY     11779

Eckerd  c/o JcPenney                              PO Box 596                    Salt Lake City      UT     84110

ED & ANGELA GUMMOW                                1804 W. ROSEWOOD COURT        CHANDLER            AZ     85224

ELECTRICAL WHOLESALE SUPPLY                       P.O. Box 358                  OREM                UT     84057

EMD CHEMICALS INC                                 P.O. Box 8500 S6620           PHILADELPHIA        PA     19178

                                                     DATE CLAIM WAS
                                                      INCURRED AND
                                                   CONSIDERATION FOR
                                                   CLAIM, IF CLAIM IS
                                                  SUBJECT TO SETOFF, SO                                       AMOUNT OF
      CREDITOR'S NAME                                    STATE            CONTINGENT  UNLIQUIDATED  DISPUTED      CLAIM
----------------------------------------------------------------------------------------------------------------------------
DHL DANZAS AIR AND OCEAN                                   Various                                            $          200

DIANA VEGETAL                                              Various                                            $          876

DIRECT SHIPPERS ASSN INC                                   Various                                            $          234

DISC GRAPHICS                                              Various                                            $       34,827

DISPLAY TECHNOLOGIES LLC                                   Various                                            $        4,003

Distribuidora Dior                                         Various                          X                     Unknown


DIVISION SALES                                             Various                                      X     $       10,000

DMV INTERNATIONAL NUTRITIONALS                             Various                                            $        2,189

DON JAGODA ASSOCIATES INC                                  Various                                            $       10,709

DOUG SMITH DODGE                                           Various                                            $          352

DR DAVID MEDWAY                                            Various                                            $        3,000

Drug Emporium                                              Various                          X                     Unknown

DT CONVERTING TECHNOLOGIES                                 Various                                            $          111

DT LAKSO                                                   Various                                            $        8,058

Dunwiddie Custom Packaging                                 Various                                            $        1,614

E.T. HORN COMPANY                                          Various                                            $          230

EARTHLINK                                                  Various                                            $        2,304

EASTECH CHEMICAL INC                                       Various                                            $          191

EASTERN INDUSTRIAL SERVICES OF                             Various                                            $          190

Eckerd  c/o JcPenney                                       Various                                            $      105,257

ED & ANGELA GUMMOW                                         Various                                     X      $        8,599

ELECTRICAL WHOLESALE SUPPLY                                Various                                            $        6,984

EMD CHEMICALS INC                                          Various                                            $        5,450

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.      ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS        Case No. 03-15566 (CB)
Debtor                                                                                                              Chapter 11

      CREDITOR'S NAME                                      ADDRESS                   CITY        STATE    ZIP CODE    CODEBTOR
------------------------------------------------------------------------------------------------------------------------------
Empire Screen Printing, Inc.                      P.O. Box 218                  Onalaska           WI    54650-0218

EMPRESS COMMUNICATIONS                            305 STEELES AVE E             MILTON             ON      L9T 1Y2

Energy Management                                 501 West 700 South            Salt Lake City     UT      84101

ESSENTIALLY PURE INGREDIENTS                      21411 PRAIRIE STREET          CHATSWORTH         CA      91311

ESSEX GRAIN PRODUCTS                              9 LEE BLVD.                   FRAZER             PA    19355-1234

EUREKA LAB BOOK                                   P.O. Box 150                  HOLYOKE            MA      01041

Euro Proteins, Inc.                               P.O. Box 157                  Wapakoneta         OH      45895

EUROMED SA                                        1910 COCHRAN ROAD             PITTSBURG          PA      15220

EVCO HOUSE OF HOSE                                2375 SOUTH 300 WEST           SALT LAKE CITY     UT      84115

EXCEL GRAPHICS                                    P.O. Box 50106                PROVO              UT    84605-0106

EXTRACTSPLUS INCORPORATED                         P.O. Box 51971                LOS ANGELES        CA    90051-6271

Family Medical Clinic                             138 S. Main Street            Centerville        OH      45458

FARBEST BRANDS                                    P.O. Box 48073                NEWARK             NJ    07101-4873

FASTENAL COMPANY                                  P.O. Box 978                  WINONA             WI    55987-0978

FedEx Corporation a/c 211951044                   2005 Corporate Plaza - First  Memphis            TN      38132
                                                  Floor

FERN LABORATORIES                                 280 SMITH ST                  FARMINGDALE        NY    11735-1105

FISHER SCIENTIFIC                                 DEPT. CH 10119                PALATINE           IL    60055-0119

Flextec Corporation                               1096 Elkton Drive             Colorado Springs   CO      80907

FLUID POWER TECH                                  P.O. Box 29399                THORNTON           CO      80229

FORBES MEDI-TEC INC                               750 WEST PENDER STREET, SUIT  VANCOUVER          BC      V6C 2T8
                                                  200

FORD MOTOR CREDIT COMPANY                         P.O. Box 220555 BG            PITTSBURGH         PA    15257-2555

FORTRESS SYSTEMS LLC                              14920 GROVER STREET           OMAHA              NE      68144

FRANKLIN PUBLICATIONS, INC.                       11050  SANTA MONICA BLVD      LOS  ANGELES       CA      90025

FREEMAN INDUSTRIES INC                            P.O. Box 415                  TUCKAHOE           NY    10707-0415

Full Service Enterprises Inc.                     50 Crimea Street              Guelph             ON      N1H 2Y6

G&K SERVICES                                      1671 SOUTH 4370 WEST          SALT LAKE CITY     UT      84104

GADOT BIOCHEM,INC.                                P.O. Box 4690                 NEW YORK           NY      10163

GALLARD SCHLESINGER IND                           777 ZECKENDORF BLVD           GARDEN CITY        NY      11530

                                                      DATE CLAIM WAS
                                                       INCURRED AND
                                                    CONSIDERATION FOR
                                                   CLAIM, IF CLAIM IS
                                                  SUBJECT TO SETOFF, SO                                        AMOUNT OF
      CREDITOR'S NAME                                    STATE            CONTINGENT  UNLIQUIDATED  DISPUTED      CLAIM
----------------------------------------------------------------------------------------------------------------------------
Empire Screen Printing, Inc.                               Various                                            $        2,173

EMPRESS COMMUNICATIONS                                     Various                                     X      $       31,889

Energy Management                                          Various                                            $          719

ESSENTIALLY PURE INGREDIENTS                               Various                                            $        3,500

ESSEX GRAIN PRODUCTS                                       Various                                            $        5,210

EUREKA LAB BOOK                                            Various                                            $          900

Euro Proteins, Inc.                                        Various                                            $          308

EUROMED SA                                                 Various                                            $       14,900

EVCO HOUSE OF HOSE                                         Various                                            $          602

EXCEL GRAPHICS                                             Various                                            $        9,154

EXTRACTSPLUS INCORPORATED                                  Various                                            $       56,000

Family Medical Clinic                                      Various                         X                      Unknown

FARBEST BRANDS                                             Various                                            $       31,461

FASTENAL COMPANY                                           Various                                            $          198

FedEx Corporation a/c 211951044                            Various                                     X      $           20


FERN LABORATORIES                                          Various                                            $          835

FISHER SCIENTIFIC                                          Various                                            $       10,424

Flextec Corporation                                        Various                                            $        2,594

FLUID POWER TECH                                           Various                                            $          118

FORBES MEDI-TEC INC                                        Various                                            $          634

FORD MOTOR CREDIT COMPANY                                  Various                                            $          421

FORTRESS SYSTEMS LLC                                       Various                                            $           44

FRANKLIN PUBLICATIONS, INC.                                Various                                            $      158,408

FREEMAN INDUSTRIES INC                                     Various                                            $        5,322

Full Service Enterprises Inc.                              Various                                            $          749

G&K SERVICES                                               Various                                            $       32,883

GADOT BIOCHEM,INC.                                         Various                                            $       43,687

GALLARD SCHLESINGER IND                                    Various                                            $        2,018

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.      ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS        Case No. 03-15566 (CB)
Debtor                                                                                                              Chapter 11

      CREDITOR'S NAME                                      ADDRESS                     CITY        STATE    ZIP CODE    CODEBTOR
--------------------------------------------------------------------------------------------------------------------------------
GARDEN STATE NUTRITIONALS                         8 HENDERSON DRIVE               WEST CALDWELL      NJ      07006

GARDERE & WYNNE,L.L.P.                            1601 ELM STREET                 DALLAS             TX      75201

GCI NUTRIENTS                                     1501 ADRIAN ROAD                BURLINGAME         CA      94010

GE CAPITAL                                        P.O. Box 747016                 PITTSBURG          PA    15274-7016

General Mercury Corp.                             City Passage Obilicev Venac 1   Belgrade

GENERICHEM CORP                                   P.O. Box 457                    TOTOWA             NJ    07511-0457

Georgetown Pharmacy                               50 Central Street               Georgetown         MA      01833

GHA Technologies, Inc.                            P.O. Box 53567                  Phoenix            AZ    85072-3567

Gilbert Displays                                  110 Spagnoli Rd.                Melville           NY      11747

GLOBAL CROSSING CONFERENCING                      Department 518-Acct # 585212    DENVER             CO    80291-0518

Gold's Gym Pro Shop                               132 Nathan Road                 Hong Kong

Goldshield Group Plc                              12-16 Addiscombe Road           London             SY      CR0 0XT

Goleta Valley Medical                             334 S. Patterson                Santa Barbara      CA      93111

GRAYMOR CHEMICAL                                  40 PARKER ROAD                  ELIZABETH          NJ      07208

GRAYSON ENTERPRISES                               P.O. Box 248                    MIDVALE            UT      84047

GREAT AMERICA LEASING CORP                        135 S LASALLE ST                CHICAGO            IL    60674-8742

GROW CO INC                                       195 KENNETH STREET              HACKENSACK         NJ      07601

H REISMAN CORP                                    P.O. Box 6017                   Southeastern       PA    19398-6017

H2M GROUP                                         575 BROAD HOLLOW ROAD           MELVILLE           NY    11747-5023

HANFT BYRNE RABOY ABRAMS                          205 HUDSON STREET               NEW YORK           NY      10013

HARDY DIAGNOSTICS                                 1430 WEST MCCOY LANE            SANTA MARIA        CA    93455-1005

Hartness International                            1200 Garlington Road            Greenville         SC      29616

Health Express                                    2nd Fl Glorietta 3 PO           Ayala Makati
                                                  Box 195

HEALTH FACTORS INTERNATIONAL                      26021 COMMERCENTRE DRIVE        LAKE FOREST        CA      92630

Heinen's Inc.                                     20601 Aurora Road               Cleveland          OH      44146

HERBCO INTERNATIONAL INC.                         11016-152ND AVENUE              KENOSHA            WI      53142

Hi-Health Supermarket                             7428 E. Karen Drive             Scottsdale         AZ      85260

HILTON                                            225 SOUTH WEST TEMPLE           SALT LAKE CITY     UT      84101

                                                      DATE CLAIM WAS
                                                       INCURRED AND
                                                    CONSIDERATION FOR
                                                   CLAIM, IF CLAIM IS
                                                  SUBJECT TO SETOFF, SO                                        AMOUNT OF
      CREDITOR'S NAME                                     STATE           CONTINGENT  UNLIQUIDATED  DISPUTED      CLAIM
----------------------------------------------------------------------------------------------------------------------------
GARDEN STATE NUTRITIONALS                                  Various                                            $       76,036

GARDERE & WYNNE,L.L.P.                                     Various                                            $          897

GCI NUTRIENTS                                              Various                                            $        2,565

GE CAPITAL                                                 Various                          X                    Unknown

General Mercury Corp.                                      Various                          X                    Unknown

GENERICHEM CORP                                            Various                                            $       77,710

Georgetown Pharmacy                                        Various                          X                    Unknown

GHA Technologies, Inc.                                     Various                                            $          489

Gilbert Displays                                           Various                                            $      147,528

GLOBAL CROSSING CONFERENCING                               Various                                            $        2,187

Gold's Gym Pro Shop                                        Various                          X                    Unknown

Goldshield Group Plc                                       Various                                      X     $       40,867

Goleta Valley Medical                                      Various                          X                    Unknown

GRAYMOR CHEMICAL                                           Various                                            $        7,005

GRAYSON ENTERPRISES                                        Various                                            $        2,228

GREAT AMERICA LEASING CORP                                 Various                                      X     $          723

GROW CO INC                                                Various                                            $        7,206

H REISMAN CORP                                             Various                                            $        7,160

H2M GROUP                                                  Various                                            $        2,190

HANFT BYRNE RABOY ABRAMS                                   Various                          X                    Unknown

HARDY DIAGNOSTICS                                          Various                                            $          150

Hartness International                                     Various                                            $        7,314

Health Express                                             Various                          X                    Unknown

HEALTH FACTORS INTERNATIONAL                               Various                                            $          925

Heinen's Inc.                                              Various                          X                    Unknown

HERBCO INTERNATIONAL INC.                                  Various                                            $          141

Hi-Health Supermarket                                      Various                          X                    Unknown

HILTON                                                     Various                                            $        9,306

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                                                                           Case No. 03-15566 (CB)
Debtor                            ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS                    Chapter 11

         CREDITOR'S NAME                             ADDRESS                   CITY          STATE       ZIP CODE     CODEBTOR
------------------------------------------------------------------------------------------------------------------------------
HISHI PLASTICS                             600-F RYERSON ROAD             LINCOLN PARK         NJ         07035

Hogan & Hartson L.L.P.                     555 Thirteenth Street NW       Washington           DC       20004-1109

HOLIDAY INN EXPRESS                        2050 EXPRESS DRIVE SOUTH       HAUPPAUGE            NY         11788

HOME DEPOT/GECF                            P.O. Box 9903                  MACON                GA       31297-9903

Honeyville Grain Inc.                      635 North Billy Mitchell RD.   Salt Lake City       UT         84116

HOT PACK                                   P.O. Box 8303                  SOUTHEASTERN         PA       19398-8303

HOUSE OF PUMPS                             3534 SOUTH WEST TEMPLE         SALT LAKE CITY       UT         84115

HUMANETICS CORP                            18894 LAKE DRIVE EAST          CHANHASSEN           MN         55317

HUNTINGTON BUSINESS PRODUCTS               339 MAIN STREET                HUNTINGTON           NY         11743

HYMAN, PHELPS & McNAMARA P.C.              700 13TH ST. N.W, STE. 1200    WASHINGTON           DC         20005

IBM                                        P.O. Box 7247-0276             PHILADELPHIA         PA       19170-0276

ICM                                        P.O. Box 271427                Salt Lake City       UT       84127-1427

IHC WorkMed Orem                           P.O. Box 30180                 Salt Lake City       UT       84130-0180

IHR MADIA INC.                             411 RICHMOND ST. EAST          TORONTO              ON         M5A 3S5
                                           SUITE 2

IKON OFFICE SOLUTIONS                      P.O. Box 7420                  PASADENA             CA       91109-7420

IMA NORTH AMERICA, INC.                    211 SINCLAIR ST                BRISTOL              PA         19007

INDENA USA INC                             1001 FOURTH AVENUE PLAZA       SEATTLE              WA         98154

INDEPENDENT CHEMICAL CORP                  79-51 COOPER AVENUE            GLENDALE             NY       11385-7529

INDUSTRIAL BATTERY SUPPLY                  2729 WEST ANDREW AVENUE        SALT LAKE CITY       UT         84104

INDUSTRIAL CONTAINER & SUPPLY CO.          1865 SOUTH 4490 WEST           SALT LAKE CITY       UT         84104

INGREDIENT RESOURCES                       P.O. Box 19082                 NEWARK               NJ         07195

Insure Your Health, LLC                    P.O. Box 788                   Venice               FL       34284-0788

INTEGRATED PACKAGING INDUSTRIES            233 West Parkway               Pompton Plains       NJ         07444

                                               DATE CLAIM WAS
                                                INCURRED AND
                                             CONSIDERATION FOR
                                            CLAIM, IF CLAIM IS
                                           SUBJECT TO SETOFF, SO                                          AMOUNT OF
         CREDITOR'S NAME                         STATE             CONTINGENT   UNLIQUIDATED   DISPUTED     CLAIM
-------------------------------------------------------------------------------------------------------------------
HISHI PLASTICS                                   Various                                                  $   4,085

Hogan & Hartson L.L.P.                           Various                                                  $   2,846

HOLIDAY INN EXPRESS                              Various                                                  $     673

HOME DEPOT/GECF                                  Various                                                  $   1,168

Honeyville Grain Inc.                            Various                                                  $     407

HOT PACK                                         Various                                                  $     217

HOUSE OF PUMPS                                   Various                                                  $     177

HUMANETICS CORP                                  Various                                                  $  37,500

HUNTINGTON BUSINESS PRODUCTS                     Various                                                  $   6,084

HYMAN, PHELPS & McNAMARA P.C.                    Various                                                  $   8,153

IBM                                              Various                             X                     Unknown

ICM                                              Various                                                  $   4,537

IHC WorkMed Orem                                 Various                                                  $     593

IHR MADIA INC.                                   Various                                                  $  37,011

IKON OFFICE SOLUTIONS                            Various                                                  $     638

IMA NORTH AMERICA, INC.                          Various                                                  $   5,431

INDENA USA INC                                   Various                                                  $  18,100

INDEPENDENT CHEMICAL CORP                        Various                                                  $   2,963

INDUSTRIAL BATTERY SUPPLY                        Various                                                  $     282

INDUSTRIAL CONTAINER & SUPPLY CO.                Various                                                  $ 845,563

INGREDIENT RESOURCES                             Various                                                  $  12,983

Insure Your Health, LLC                          Various                                                  $  10,919

INTEGRATED PACKAGING INDUSTRIES                  Various                                                  $   8,901

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                                                                           Case No. 03-15566 (CB)
Debtor                            ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS                    Chapter 11

         CREDITOR'S NAME                             ADDRESS                   CITY          STATE       ZIP CODE     CODEBTOR
------------------------------------------------------------------------------------------------------------------------------
INTERIOR SOLUTIONS                         522 SOUTH 400 WEST             SALT LAKE CITY       UT         84101

INTERMOUNTAIN SWEEPER CO.                  812 WEST LAYTON AVENUE         SALT LAKE CITY       UT         84104

INTERNATIONAL BIOPRODUCTS                  P.O. Box 746                   BOTHELL              WA       98041-0746

INTERNATIONAL FLAVORS & FRAGRANCES         P.O. Box 7247-7594             PHILADELPHIA         PA       19170-7594

International Inventory Management         456 North Manning Avenue       Elon                 NC       27244-9765

IRA/KEOGH SERVICES CO.                     2000 S. LOGAN STREET           DENVER               CO         80210

IRON MOUNTAIN OSDP                         P.O. Box 911862                DALLAS               TX       75391-1862

IRON MOUNTAIN                              P.O. Box 27128                 New York             NY       10087-7128

ISC BIOEXPRESS                             P.O. Box 511091                SALT LAKE CITY       UT       84151-1091

ISLANDIA MARRIOT                           P.O. Box 701037                CINCINNATI           OH       45270-1037

ISP TECHNOLOGIES INC.                      P.O. Box 65297                 CHARLOTTE            NC         28265

ITW MULLER                                 845 K TECUMSEH                 DOLLARD DES          QC        H9R 4T8
                                                                          ORMEAUX

IVY HILL, WARNER MEDIA SERVICE             619 WEST 54TH STREET           NEW YORK             NY         10019

J & B BUSINESS COPIERS                     483 LAKE AVE SO.               NESCONSET            NY         11767

J. RETTENMAIER USA LP                      16369 US 131 HIGHWAY           SCHOOLCRAFT          MI         49087

JACOBS DEBRAUWERE & DEHN LLP               445 PARK AVENUE                NEW YORK             NY         10022

JASPER PRODUCTS, LLC                       P.O. Box 503776                ST. LOUIS            MO       63150-3776

JBS LOGISTICS                              200 REGENCY DRIVE              GLENDALE             IL         60139
                                                                          HEIGHTS

Jean Blechman                              17927 Lake Estates Drive       Boca Raton           FL         33496

Jedwards International                     39 Broad Street                Quincy               MA         02169

Jefferson Apothecary                       111 S. 11th St                 Philadelphia         PA         19107

JET SANITATION CORP                        228 BLYDENBURGH ROAD           ISLANDIA             NY         11749

JLM MARKETING INC                          P.O. BOX 932288                ATLANTA              GA       31193-2288

JONES FOSTER JOHNSTON & STUBBS             505 S FLAGLER DRIVE            WEST PALM BEACH      FL       33402-3475

JONES PAINT AND GLASS INC.                 P.O. Box 1403                  PROVO                UT         84603

JRS PHARMA LP                              P.O. Box 711238                CINCINNATI           OH       45271-1238

                                               DATE CLAIM WAS
                                                INCURRED AND
                                             CONSIDERATION FOR
                                            CLAIM, IF CLAIM IS
                                           SUBJECT TO SETOFF, SO                                          AMOUNT OF
         CREDITOR'S NAME                         STATE             CONTINGENT   UNLIQUIDATED   DISPUTED     CLAIM
-------------------------------------------------------------------------------------------------------------------
INTERIOR SOLUTIONS                               Various                                                  $   1,583

INTERMOUNTAIN SWEEPER CO.                        Various                                                  $      21

INTERNATIONAL BIOPRODUCTS                        Various                                                  $     955

INTERNATIONAL FLAVORS & FRAGRANCES               Various                                                  $     864

International Inventory Management               Various                                                  $   1,519

IRA/KEOGH SERVICES CO.                           Various                                                  $     162

IRON MOUNTAIN OSDP                               Various                                                  $     419

IRON MOUNTAIN                                    Various                                                  $      81

ISC BIOEXPRESS                                   Various                                                  $     348

ISLANDIA MARRIOT                                 Various                                                  $      33

ISP TECHNOLOGIES INC.                            Various                                                  $  10,733

ITW MULLER                                       Various                                                  $     410

IVY HILL, WARNER MEDIA SERVICE                   Various                                                  $  45,703

J & B BUSINESS COPIERS                           Various                                                  $     705

J. RETTENMAIER USA LP                            Various                                                  $  32,477

JACOBS DEBRAUWERE & DEHN LLP                     Various                                                  $   5,302

JASPER PRODUCTS, LLC                             Various                                                  $  11,435

JBS LOGISTICS                                    Various                                                  $     927

Jean Blechman                                    Various                                                  $     867

Jedwards International                           Various                                                  $ 113,611

Jefferson Apothecary                             Various                             X                     Unknown

JET SANITATION CORP                              Various                                                  $   3,702

JLM MARKETING INC                                Various                                                  $   9,805

JONES FOSTER JOHNSTON & STUBBS                   Various                                                  $  24,332

JONES PAINT AND GLASS INC.                       Various                                                  $     143

JRS PHARMA LP                                    Various                                                  $   9,799

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                                                                           Case No. 03-15566 (CB)
Debtor                            ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS                    Chapter 11

         CREDITOR'S NAME                             ADDRESS                   CITY          STATE       ZIP CODE     CODEBTOR
------------------------------------------------------------------------------------------------------------------------------
K B INTERNATIONAL                          370 LAKE STREET                UPPER SADDLE         NJ         07458
                                                                          RIVER

KADEN BIOCHEMICALS, INC.                   17 CAMDEN RD                   HILLSBOROUGH         NJ         08844

KAMAN INDUSTRIAL TECHNOLOGIES              PO Box 30672                   HARTFORD             CT         06150

KAMAN INDUSTRIAL TECHNOLOGIES              P.O. Box 74566                 CHICAGO              IL         60690

KAPS-ALL PACKAGING SYSTEMS                 200 MILL ROAD                  RIVERHEAD            NY       11901-3125

Kehe Distributors                          900 N Schmidt Road             Romeoville           IL         60446

KELATRON                                   1675 WEST 2750 SOUTH           OGDEN                UT         84401

KELLEY DRYE & WARREN                       101 PARK AVE.                  NEW YORK             NY       10178-0002

KEMIN FOODS,L.C.                           135 S. LASALLE DEPT.2254       CHICAGO              IL       60674-2254

KERRY INGREDIENTS                          P.O. Box 409141                ATLANTA              GA       30384-9141

KEY INTERNATIONAL, INC.                    480 ROUTE 9                    ENGLISHTOWN          NJ         07726

KEYSPAN                                    P.O. Box 888                   HICKSVILLE           NY       11802-9656

KEYSPAN ENERGY DELIVERY                    P.O. Box 9040                  HICKSVILLE           NY       11802-9500

KINGCHEM, INC.                             5 PEARL COURT                  ALLENDALE            NJ         07401

KINKO'S THE COPY CENTER                    P.O. Box 672085                DALLAS               TX       75267-2085

KYOWA HAKKO USA, INC.                      P.O. Box 7777                  PHILADELPHIA         PA       19175-2085

L ABBATE BALKAN COLAVITA &                 1050 FRANKLIN AVE              GARDEN CITY          NY         11530

L I HARDWARE                               1650 LOCUST AVE Y              BOHEMIA              NY         11716

LAB SAFETY SUPPLY                          P.O. Box 5004                  JANESVILLE           WI       53547-5004

LABEL EXPRESS/IMPAXX, INC                  P.O. Box 601014                LOS ANGELES          CA       90060-1014

LABGLASS                                   P.O. Box 688                   BUENA                NJ       08310-0688

LAIRD PLASTICS                             P.O. Box 951221                DALLAS               TX         75395

LANTECH                                    11000 BLUEGRASS PARKWAY        LOUISVILLE           KY       40299-2399

LASSCO SOUND & SYSTEMS, LLC                1012 BECK STREET               SALT LAKE CITY       UT       84103-1430

                                               DATE CLAIM WAS
                                                INCURRED AND
                                             CONSIDERATION FOR
                                            CLAIM, IF CLAIM IS
                                           SUBJECT TO SETOFF, SO                                          AMOUNT OF
         CREDITOR'S NAME                         STATE             CONTINGENT   UNLIQUIDATED   DISPUTED     CLAIM
-------------------------------------------------------------------------------------------------------------------
K B INTERNATIONAL                                Various                                                  $  53,768

KADEN BIOCHEMICALS, INC.                         Various                                                  $  40,751

KAMAN INDUSTRIAL TECHNOLOGIES                    Various                                                  $      35

KAMAN INDUSTRIAL TECHNOLOGIES                    Various                                                  $   4,659

KAPS-ALL PACKAGING SYSTEMS                       Various                                                  $   1,006

Kehe Distributors                                Various                             X                     Unknown

KELATRON                                         Various                                                  $     780

KELLEY DRYE & WARREN                             Various                                                  $   2,762

KEMIN FOODS,L.C.                                 Various                                                  $ 438,875

KERRY INGREDIENTS                                Various                                                  $      83

KEY INTERNATIONAL, INC.                          Various                                                  $     126

KEYSPAN                                          Various                                                  $       1

KEYSPAN ENERGY DELIVERY                          Various                                                  $      28

KINGCHEM, INC.                                   Various                                                  $   8,271

KINKO'S THE COPY CENTER                          Various                                                  $     967

KYOWA HAKKO USA, INC.                            Various                                                  $ 244,868

L ABBATE BALKAN COLAVITA &                       Various                                                  $  13,188

L I HARDWARE                                     Various                                                  $      10

LAB SAFETY SUPPLY                                Various                                                  $      19

LABEL EXPRESS/IMPAXX, INC                        Various                                                  $  61,363

LABGLASS                                         Various                                                  $     140

LAIRD PLASTICS                                   Various                                                  $   1,352

LANTECH                                          Various                                                  $     892

LASSCO SOUND & SYSTEMS, LLC                      Various                                                  $     284

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                                                                           Case No. 03-15566 (CB)
Debtor                            ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS                    Chapter 11

         CREDITOR'S NAME                             ADDRESS                   CITY          STATE       ZIP CODE     CODEBTOR
------------------------------------------------------------------------------------------------------------------------------
LAXALT & NOMURA, LTD                       50 WEST LIBERTY STREET         RENO                 NV         89501
                                           SUITE 700

LEAD POINT SOLUTIONS, INC.                 480 EAST 90 NORTH              OREM                 UT         84097

LEBHAR-FRIEDMAN INC                        425 PARK AVENUE                NEW YORK             NY       10022-3556

LECK & ASSSOCIATES                         100 WILSHIRE   SUITE 200       SANTA MONICA         CA         90401

LEE HECHT HARRISON LLC                     DEPT CH #10544                 PALATINE             IL       60055-0544

LEONARD GREEN & PARTNERS                   11111 SANTA MONICA BLVD        LOS ANGELES          CA         90025
                                           ST2000

LEPEL CORP.                                50 HARTLAND BLVD.              EDGEWOOD             NY         11717

LIPA                                       P.O. Box 888                   HICKSVILLE           NY       11802-9654

LIPA A/C 908 19 4562 2 0                   P.O. Box 9039                  HICKSVILLE           NY       11802-9654

LONZA GROUP                                P.O. Box 7247-6753             PHILADELPHIA         PA       19170-6753

LONZA INC                                  PO Box 75017                   CHARLOTTE            NC       28275-5017

LOWRY DOORS                                782 NORTH STATE STREET         OREM                 UT         84057

LOYAL BUSINESS MACHINES                    980 SUNRISE HIGHWAY            WEST BABYLON         NY       11704-6110

LSG Wholesale Ltd.                         Unit 14 Ashleaf SC             Dublin

M.F. Cachat                                P.O. Box 71235                 Lakewood             OH         44107

M.O.E.                                     P.O. Box 824                   EAST NORTHPORT       NY         11731

MADDOX COMMPRESSOR CO.                     2339 SOUTH 1900 WEST           WEST HAVEN           UT         84401

MANCHESTER EQUIPMENT                       P.O. Box 18042                 HAUPPAUGE            NY         11788

MARCOR DEVELOPEMENT CORP.                  341 MICHELE PL                 CARLSTADT            NJ         07072

MARKAN GLOBAL ENTERPRISES, INC.            685 WASHINGTON STREET          HACKETTSTOWN         NJ         07840

Martin Feldman, MD                         132 E. 76th Street             New York             NY         10021

MASTER DATA CENTER                         P.O. Box 93841                 CHICAGO              IL       60673-3841

Maypro Industries, Inc.                    P.O. Box 460                   NEW YORK             NY         10013

MB NORTH AMERICA, INC.                     2780 SKYPARK DRIVE             TORRANCE             CA         90505
                                           SUITE 225

                                               DATE CLAIM WAS
                                                INCURRED AND
                                             CONSIDERATION FOR
                                            CLAIM, IF CLAIM IS
                                           SUBJECT TO SETOFF, SO                                          AMOUNT OF
         CREDITOR'S NAME                         STATE             CONTINGENT   UNLIQUIDATED   DISPUTED     CLAIM
-------------------------------------------------------------------------------------------------------------------
LAXALT & NOMURA, LTD                             Various                                                  $   1,328

LEAD POINT SOLUTIONS, INC.                       Various                                                  $  16,985

LEBHAR-FRIEDMAN INC                              Various                                                  $   8,500

LECK & ASSSOCIATES                               Various                                                  $  50,215

LEE HECHT HARRISON LLC                           Various                                                  $   5,100

LEONARD GREEN & PARTNERS                         Various                             X                     Unknown

LEPEL CORP.                                      Various                                                  $   1,793

LIPA                                             Various                                                  $  11,183

LIPA A/C 908 19 4562 2 0                         Various                                                  $   2,735

LONZA GROUP                                      Various                                                  $ 520,130

LONZA INC                                        Various                                                  $     880

LOWRY DOORS                                      Various                                                  $      65

LOYAL BUSINESS MACHINES                          Various                                          X       $   2,428

LSG Wholesale Ltd.                               Various                             X                     Unknown

M.F. Cachat                                      Various                                                  $      40

M.O.E.                                           Various                                                  $  11,563

MADDOX COMMPRESSOR CO.                           Various                                                  $   4,458

MANCHESTER EQUIPMENT                             Various                                                  $  10,707

MARCOR DEVELOPEMENT CORP.                        Various                                                  $   4,500

MARKAN GLOBAL ENTERPRISES, INC.                  Various                                                  $  98,526

Martin Feldman, MD                               Various                             X                     Unknown

MASTER DATA CENTER                               Various                                                  $     312

Maypro Industries, Inc.                          Various                                                  $  11,271

MB NORTH AMERICA, INC.                           Various                                                  $  31,081

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                                                                           Case No. 03-15566 (CB)
Debtor                            ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS                    Chapter 11

         CREDITOR'S NAME                             ADDRESS                   CITY          STATE       ZIP CODE     CODEBTOR
------------------------------------------------------------------------------------------------------------------------------
MCDONOUGH, HACKING, NEUMEIER &             6 BEACON STREET, SUITE 815     BOSTON               MA       02108-3801
LAVOIE, LLP

MCGEES STAMP & TROPHY CO                   1544 SOUTH STATE               OREM                 UT         84097

McINTOSH COMMUNICATIONS                    2698 SOUTH REDWOOD             SALT LAKE CITY       UT         84119
                                           ROAD SUITE A

MCKESSON HBOC                              P.O. Box 39000                 SAN FRANCISCO        CA       94139-9189

McLEOD USA                                 P.O. Box 3243                  MILWAUKEE            WI       53201-3243

MCMASTER-CARR SUPPLY CO                    P.O. Box 7690                  CHICAGO              IL       60680-7690

Medical Centers of Tampa Bay               2802 West Waters Avenue        Tampa                FL         33614

Meelunie-America Inc.                      26105 Orchard Lake Road,       Farmington Hills     MI         48334
                                           Suite 306

MERCEDES-BENZ CREDIT CORP.                 P.O. Box 530052                ATLANTA              GA       30353-0052

METABOLIC TECHNOLOGIES                     2625 NORTH LOOP DRIVE          AMES                 IA         50010

METROCALL                                  P.O. Box 740521                ATLANTA              GA       30374-0521

METTLER TOLEDO                             22670 NETWORK PLACE            CHICAGO              IL       60673-1226

MICRO WAREHOUSE                            7077 COLLECTION CENTER DR.     CHICAGO              IL       60693-0072

MILLAR WYSLOBICKY  KREKLEWETZ LLP          PO Box 745                     TORONTO              ON        M5J 2T3

MILLER, CANFIELD PADDOCK AND STONE         150 WEST JEFFERSON              DETROIT             MI         48226
                                           SUITE 2500

Milliman & Robertson, Inc.                 9400 North Central             Dallas               TX       75231-5030
                                           Expressway, Suite 1000

MITSUBISHI GAS CHEMICAL AMERIC             P.O. Box CH 10820              PALATINE             IL       60055-0820

MLO PRODUCTS, INC.                         2351 N. WATNEY WAY SUITE C     FAIRFIELD            CA         94533

MONARCH NUTRITIONAL LABS                   P.O. Box 12850                 OGDEN                UT       84412-2850

MORGAN & FINNEGAN, L.L.P.                  345 PARK AVENUE                NEW YORK             NY       10154-0053

MOUNTAINLAND SUPPLY CO.                    P.O. Box 10                    OREM                 UT       84059-0010

NATOLI ENGINEERING CO. INC.                P.O. Box 66791                 ST. LOUIS            MO         63166

NATURAL HEALTH SCIENCES, LLC               P.O. Box 278                   HILLSIDE             NJ         07205

NATURAL PRODUCTS                           75 COMMERCE DR                 HAUPPAUGE            NY       11788-3902

                                               DATE CLAIM WAS
                                                INCURRED AND
                                             CONSIDERATION FOR
                                            CLAIM, IF CLAIM IS
                                           SUBJECT TO SETOFF, SO                                          AMOUNT OF
         CREDITOR'S NAME                         STATE             CONTINGENT   UNLIQUIDATED   DISPUTED     CLAIM
-------------------------------------------------------------------------------------------------------------------
MCDONOUGH, HACKING, NEUMEIER &                   Various                                                  $   4,719
LAVOIE, LLP

MCGEES STAMP & TROPHY CO                         Various                                                  $     401

McINTOSH COMMUNICATIONS                          Various                                                  $     925

MCKESSON HBOC                                    Various                                                  $      75

McLEOD USA                                       Various                                                  $   1,062

MCMASTER-CARR SUPPLY CO                          Various                                                  $     488

Medical Centers of Tampa Bay                     Various                             X                     Unknown

Meelunie-America Inc.                            Various                                                  $  11,958

MERCEDES-BENZ CREDIT CORP.                       Various                                                  $     136

METABOLIC TECHNOLOGIES                           Various                                                  $   6,250

METROCALL                                        Various                                                  $      32

METTLER TOLEDO                                   Various                                                  $  16,470

MICRO WAREHOUSE                                  Various                                                  $   7,931

MILLAR WYSLOBICKY  KREKLEWETZ LLP                Various                                                  $   1,945

MILLER, CANFIELD PADDOCK AND STONE               Various                                                  $  20,461

Milliman & Robertson, Inc.                       Various                                                  $  22,276

MITSUBISHI GAS CHEMICAL AMERIC                   Various                                                  $  19,461

MLO PRODUCTS, INC.                               Various                                                  $  26,395

MONARCH NUTRITIONAL LABS                         Various                                                  $   7,042

MORGAN & FINNEGAN, L.L.P.                        Various                                                  $  56,912

MOUNTAINLAND SUPPLY CO.                          Various                                                  $   1,322

NATOLI ENGINEERING CO. INC.                      Various                                                  $   2,420

NATURAL HEALTH SCIENCES, LLC                     Various                                                  $ 102,000

NATURAL PRODUCTS                                 Various                                                  $  94,383

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                                                                           Case No. 03-15566 (CB)
Debtor                            ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS                    Chapter 11

         CREDITOR'S NAME                             ADDRESS                   CITY          STATE       ZIP CODE     CODEBTOR
------------------------------------------------------------------------------------------------------------------------------
NATUREX                                    300 WAVERLY AVENUE             MAMARONECK           NY         10543

NEOPOST LEASING                            P.O. Box 45800                 SAN FRANCISO         CA       94145-0800

NEW JERSEY MACHINE                         P.O. Box 9570                  BOSTON               MA       02284-5370

NEW YORK PLANT DESIGN LTD                  4 NORTH ROAD                   GREAT NECK           NY       11024-1934

NEWARK INONE                               P.O. Box 94151                 PALATINE             IL       60094-4151

NEXTEL COMMUNICATIONS                      P.O. Box 17621                 BALTIMORE            MD       21297-1621

Nikole Dobrovica                           32/12 11077 Novi               Beograd

NIXON PEABODY LLP                          990 STEWART AVENUE             GARDEN CITY          NY         11530

NORDSON                                    P.O. Box 951088                DALLAS               TX       75395-1088

NORTH AMERICAN REISHI                      PO Box 1780                    GIBSONS              BC        V0N 1V0

NORTHWEST SCIENTIFIC INC.                  P.O. Box 1811                  BILLINGS             MT         59103

NORWOOD MARKING SYSTEMS                    NORTHERN TRUST                 CHICAGO              IL       60675-2671
                                           CO/LOCKBOX AREA

NUTRATECH INC                              50 GALESI DRIVE                WAYNE                NJ         07470

Nutrition Clinic                           5415 W Cedar Lane Ste 208B     Bethesda             MD         20814

NUTRITIONAL MFG INTERNATIONAL INC.         2487 KALADAR AVE UNIT 360E     ONTARIO              ON        K1V 8B9

NV HERMAN SA                               ST-GODELIEVESTRAAT  11         KORTRIJK                        8501

O. BERK COMPANY                            P.O. Box 1690                  UNION                NJ         07083

OCEAN SPRAY CRANBERRIES INC                P.O. Box 676300                PITTSBURGH           PA       15264-0981

OFFICEMAX, INC.                            P.O. Box 9020                  DES MOINES           IA       50368-9020

OLSSON, FRANK AND WEEDA, PC                1400 SIXTEENTH STREET NW,      WASHINGTON           DC       20036-2220
                                           SUITE 400

OMNI-PAK INDUSTRIES                        2100 SMITHTOWN AVE             RONKONKOMA           NY          11779

OPEN DATE SYSTEMS, INC.                    P.O. Box 538                   GEORGES MILLS        NH          03751

ORCAS International, Inc                   230 Route 206 Bldg #4,         Flanders             NJ          07836
                                           Ste #3

OSF FLAVORS, INC                           P.O. Box 591                   WINDSOR              CT          06095

                                               DATE CLAIM WAS
                                                INCURRED AND
                                             CONSIDERATION FOR
                                            CLAIM, IF CLAIM IS
                                           SUBJECT TO SETOFF, SO                                          AMOUNT OF
         CREDITOR'S NAME                         STATE             CONTINGENT   UNLIQUIDATED   DISPUTED     CLAIM
-------------------------------------------------------------------------------------------------------------------
NATUREX                                          Various                                                  $   6,674

NEOPOST LEASING                                  Various                                                  $     538

NEW JERSEY MACHINE                               Various                                                  $   9,043

NEW YORK PLANT DESIGN LTD                        Various                                                  $   1,477

NEWARK INONE                                     Various                                                  $   2,153

NEXTEL COMMUNICATIONS                            Various                                                  $     986

Nikole Dobrovica                                 Various                             X                     Unknown

NIXON PEABODY LLP                                Various                                                  $  16,329

NORDSON                                          Various                                                  $      82

NORTH AMERICAN REISHI                            Various                                                  $   7,982

NORTHWEST SCIENTIFIC INC.                        Various                                                  $   3,876

NORWOOD MARKING SYSTEMS                          Various                                                  $   3,367

NUTRATECH INC                                    Various                                                  $ 221,202

Nutrition Clinic                                 Various                             X                     Unknown

NUTRITIONAL MFG INTERNATIONAL INC.               Various                                                  $  28,826

NV HERMAN SA                                     Various                                                  $  55,979

O. BERK COMPANY                                  Various                                                  $  55,017

OCEAN SPRAY CRANBERRIES INC                      Various                                                  $   3,199

OFFICEMAX, INC.                                  Various                                                  $     982

OLSSON, FRANK AND WEEDA, PC                      Various                                                  $   8,487

OMNI-PAK INDUSTRIES                              Various                                                  $  88,645

OPEN DATE SYSTEMS, INC.                          Various                                                  $     228

ORCAS International, Inc                         Various                                                  $  46,750

OSF FLAVORS, INC                                 Various                                                  $   1,692

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                                                                           Case No. 03-15566 (CB)
Debtor                            ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS                    Chapter 11

         CREDITOR'S NAME                             ADDRESS                   CITY          STATE       ZIP CODE     CODEBTOR
------------------------------------------------------------------------------------------------------------------------------
OTIS ELEVATOR COMPANY                      95 SEAVIEW BLVD, Suite 103     PORT                 NY       11050-0001
                                                                          WASHINGTON

Ottawa Chiropractic Center                 139 S. Walnut St.              Ottawa               OH         45875

OXFORD LABORATORIES INC                    1316 SOUTH 5TH STREET          WILMINGTON           NC         28401

PACKAGING CREDIT COMPANY, LLC              P.O. Box 730758                DALLAS               TX       75373-0758

PACKAGING RESOURCES                        1304 WEST                      FULLERTON            CA         92833
                                           COMMONWEALTH AVENUE

PARTICLE DYNAMICS                          135 S LASALLE                  CHICAGO              IL       60674-3598

PATTERSON-KELLEY CO.                       1729 SOLUTIONS CENTER          CHICAGO              IL       60677-1007

Patton Boggs LLP                           8484 Westpark Drive,           Mclean               VA         22102
                                           9th Floor

PDC INTERNATIONAL CORP.                    P.O. Box 492                   S. NORWALK           CT       06856-0492

PEAK TECHNOLOGIES, INC.                    P.O. Box 8500 S4955            PHILADELPHIA         PA       19178-4955

PEAK WELLNESS                              195 FIELD POINT ROAD,          GREENWICH            CT         06830
                                           2ND FLOOR

PERKIN-ELMER LLC                           P.O. Box 101668                ATLANTA              GA       30392-1668

PERRY S FLORIST                            P.O. Box 46                    RONKONKOMA           NY       11779-0046

PETER J SOLOMON COMPANY                    767 5TH AVENUE 26TH FLOOR      NEW YORK             NY         10153

PHARMLINE INC.                             41 Bridge St.                  Florida              NY         10921

PHENOMENEX, INC.                           2320 WEST 205TH STREET         TORRANCE             CA         90501

Phoenix Laboratories                       140 Lauman Lane                Hicksville           NY         11801

PINES INTERNATIONAL                        1992 EAST 1400 ROAD            LAWRENCE             KS         66044

PIPER & MARBURY LLP                        P.O. Box 75190                 BALTIMORE            MD         21275

PITNEY BOWES CREDIT CORPORATION            P.O. Box 856460                Louisville           KY       40285-6460

PLAZA ARTIST MATERIALS, INC                173 MADISON AVENUE             NEW YORK             NY       10016-5140

PRAXAIR                                    1211 SOUTH INDUSTRIAL RD.      PROVO                UT         84606

PREMIUM INGREDIENTS LTD                    135 S. LaSalle, Dept 2249      CHICAGO              IL       60674-2249

                                               DATE CLAIM WAS
                                                INCURRED AND
                                             CONSIDERATION FOR
                                            CLAIM, IF CLAIM IS
                                           SUBJECT TO SETOFF, SO                                          AMOUNT OF
         CREDITOR'S NAME                         STATE             CONTINGENT   UNLIQUIDATED   DISPUTED     CLAIM
-------------------------------------------------------------------------------------------------------------------
OTIS ELEVATOR COMPANY                            Various                                                  $   2,731

Ottawa Chiropractic Center                       Various                             X                     Unknown

OXFORD LABORATORIES INC                          Various                                                  $     140

PACKAGING CREDIT COMPANY, LLC                    Various                                                  $  39,886

PACKAGING RESOURCES                              Various                                                  $  10,592

PARTICLE DYNAMICS                                Various                                                  $   8,997

PATTERSON-KELLEY CO.                             Various                                                  $  20,585

Patton Boggs LLP                                 Various                                                  $   2,373

PDC INTERNATIONAL CORP.                          Various                                                  $   3,892

PEAK TECHNOLOGIES, INC.                          Various                                                  $     314

PEAK WELLNESS                                    Various                                                  $     690

PERKIN-ELMER LLC                                 Various                                                  $     162

PERRY S FLORIST                                  Various                                                  $     113

PETER J SOLOMON COMPANY                          Various                                                  $  18,185

PHARMLINE INC.                                   Various                                                  $ 204,492

PHENOMENEX, INC.                                 Various                                                  $     656

Phoenix Laboratories                             Various                                                  $ 699,310

PINES INTERNATIONAL                              Various                                                  $      98

PIPER & MARBURY LLP                              Various                                                  $     120

PITNEY BOWES CREDIT CORPORATION                  Various                                          X       $   1,774

PLAZA ARTIST MATERIALS, INC                      Various                                                  $     751

PRAXAIR                                          Various                                                  $     336

PREMIUM INGREDIENTS LTD                          Various                                                  $  16,940

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                                                                           Case No. 03-15566 (CB)
Debtor                            ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS                    Chapter 11

         CREDITOR'S NAME                             ADDRESS                   CITY          STATE       ZIP CODE     CODEBTOR
------------------------------------------------------------------------------------------------------------------------------
PRESS PUBLISHING LTD                       1601 WEST 820 NORTH            PROVO                UT         84601

PRESTWICH PALLET AND WOOD                  P.O. Box 942                   Springville          UT       84663-0942

Price Mart                                 8700 N. Vancouver Ave          Portland             OR         97217

Pride Solvents & Chemical Co of NY         P.O. Box 19340A                NEWARK               NJ       07195-0340

Pride Transport                            PO Box 27765                   SALT LAKE CITY       UT         84127

PRINTWORKS                                 P.O. Box 970277                OREM                 UT       84097-0277

PRIORITY FOOD PROCESSING                   635 Oakwood Rd                 LAKE ZURICH          IL         60047

PRO PAC LABS, INC.                         3804 S. AIRPORT DR             OGDEN                UT         84405

PROCLAIM GROUP INC                         9800 CENTRE PARKWAY            HOUSTON              TX         77036

PRODUCT SAFETY LABS                        2394 ROUTE 130                 DAYTON               NJ         08810

PROMOTE IT INTERNATIONAL INC               2255 S WADSWORTH BLVD,         LAKEWOOD             CO       80227-3023
                                           SUITE 205

PROTRONIX CONTROLS                         3565 SOUTH WEST TEMPLE #11     SALT LAKE CITY       UT         84115

PURAC AMERICA INC                          135 S LASALLE DEPT 1902        CHICAGO              IL       60674-1902

PURE WORLD BOTANICALS, INC.                P.O. Box 2247                  SOUTH HACKENSACK     NJ         07606

PURITY CLEANING SYSTEMS                    443 South 100 East             American Fork        UT         84003

QUESTAR GAS                                P.O. Box 45641                 SALT LAKE CITY       UT       84139-0001

R.B.R. Snow Contractors, Inc.              1650 Veterans Highway          Islandia             NY         11722

RAC INDUSTRIAL DEVELOPERS                  3505 VETS HWY                  RONKONKOMA           NY         11779

RADAZO REPORTING INC.                      15 ST. JOHNS AVENUE            HICKSVILLE           NY         11801

Ralph's Grocery                            PO Box 54143                   Los Angeles          CA         90054

RAPID ACCESS COMMUNICATION,                155 MICHAEL DRIVE              SYOSSET              NY         11791

RAY QUINNEY & NEBEKER                      P.O. Box 45385                 SALT LAKE CITY       UT       84145-0385

RAYMOND LEASING CORP                       P.O. Box 10870                 NEWARK               NJ         07193

RECKSON OPERATING                          P.O. Box 5656                  NEW YORK             NY       10087-5656

RELIANCE INSURANCE COMPANY                 PO Box 371758                  PITTSBURGH           PA       15251-7758

                                               DATE CLAIM WAS
                                                INCURRED AND
                                             CONSIDERATION FOR
                                            CLAIM, IF CLAIM IS
                                           SUBJECT TO SETOFF, SO                                          AMOUNT OF
         CREDITOR'S NAME                         STATE             CONTINGENT   UNLIQUIDATED   DISPUTED     CLAIM
-------------------------------------------------------------------------------------------------------------------
PRESS PUBLISHING LTD                             Various                                                  $   1,700

PRESTWICH PALLET AND WOOD                        Various                                                  $   3,156

Price Mart                                       Various                             X                     Unknown

Pride Solvents & Chemical Co of NY               Various                                                  $   4,000

Pride Transport                                  Various                                                  $     769

PRINTWORKS                                       Various                                                  $  11,710

PRIORITY FOOD PROCESSING                         Various                                                  $  10,015

PRO PAC LABS, INC.                               Various                                                  $  41,467

PROCLAIM GROUP INC                               Various                                                  $   5,716

PRODUCT SAFETY LABS                              Various                                                  $     350

PROMOTE IT INTERNATIONAL INC                     Various                                                  $   9,250

PROTRONIX CONTROLS                               Various                                                  $      53

PURAC AMERICA INC                                Various                                                  $  30,060

PURE WORLD BOTANICALS, INC.                      Various                                                  $  32,986

PURITY CLEANING SYSTEMS                          Various                                                  $     335

QUESTAR GAS                                      Various                                                  $     153

R.B.R. Snow Contractors, Inc.                    Various                                                  $  11,984

RAC INDUSTRIAL DEVELOPERS                        Various                                                  $  15,657

RADAZO REPORTING INC.                            Various                                                  $     361

Ralph's Grocery                                  Various                             X                     Unknown

RAPID ACCESS COMMUNICATION,                      Various                                                  $     750

RAY QUINNEY & NEBEKER                            Various                                                  $   3,471

RAYMOND LEASING CORP                             Various                                          X       $ 116,929

RECKSON OPERATING                                Various                                          X       $   9,732

RELIANCE INSURANCE COMPANY                       Various                                          X       $  15,378

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                                                                           Case No. 03-15566 (CB)
Debtor                            ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS                    Chapter 11

         CREDITOR'S NAME                             ADDRESS                   CITY          STATE       ZIP CODE     CODEBTOR
------------------------------------------------------------------------------------------------------------------------------
RETAIL SOLUTIONS INC                       6 BLACKSTONE VALLEY            LINCOLN              RI       02865-1112
                                           PLACE, #403

RGM LIQUID WASTE REMOVAL CORP              972 NICOLLS ROAD               DEER PARK            NY       11729-3806

RHY BRYANT, LTD                            418 E SCRANTON AVENUE          LAKE BLUFF           IL       60044-2536

RJM LAWN SERVICES                          P.O. Box 193                   NORTHPORT            NY         11768

ROADTEX TRANSPORTATION EXPERTS             P.O. Box 5497                  HILLSIDE             NJ       07205-9992

ROBERT J KWAIT & ASSOCIATES                23230 CHAGRIN BLVD             CLEVELAND            OH         44122

ROCHE VITAMINS & FINE CHEMICAL             75 REMITTANCE DRIVE            CHICAGO              IL       60675-3043
                                           SUITE 3043

Rochem International                       980 South 2nd Street           Ronkonkoma           NY         11779

ROSS MIXING INC                            P.O. Box 12308                 HAUPPAUGE            NY       11788-0615

ROYAL WHOLESALE ELECTRIC                   3100 SOUTH 900 WEST            SALT LAKE CITY       UT         84119

RUGER CHEMICAL                             P.O. Box 35435                 NEWARK               NJ       07193-5435

RUPLINGER CORPORATION                      9192 SOUTH 300 WEST            SANDY                UT       84070-2673
                                           SUITE 29

RYDER TRUCK RENTAL INC                     P.O. Box 96723                 CHICAGO              IL         60693

SABINSA CORPORATION                        121 ETHEL ROAD WEST            PISCATAWAY           NJ         08854

SAFETY-KLEEN                               P.O. Box 650509                DALLAS               TX       75265-0509

SAI MARKETING INC                          2600 PHILMONT AVENUE           HUNTINDON VALLEY     PA         19006

SAJ Distributors                           3017 N. Midland Ave            Marshfield           WI         54449

SAP AMERICA INC                            P.O. Box 7780-4024             PHILADELPHIA         PA       19182-4024

Schaeffer Technologies                     4251 N. Shadeland Ave.         Indianapolis         IN         46226

SCHEU & KNISS                              P.O. Box 502941                ST LOUIS             MO       63150-2941

Seal-It                                    70 Schmitt Blvd                Farmingdale          NY         11735

SEAMATES INTERNATIONAL                     316 MAIN STREET                EAST RUTHERFORD      NJ         07073

SEARS                                      75 REMITTANCE DRIVE            CHICAGO              IL       60675-1674
                                           SUITE 1674

                                               DATE CLAIM WAS
                                                INCURRED AND
                                             CONSIDERATION FOR
                                            CLAIM, IF CLAIM IS
                                           SUBJECT TO SETOFF, SO                                          AMOUNT OF
         CREDITOR'S NAME                         STATE             CONTINGENT   UNLIQUIDATED   DISPUTED     CLAIM
-------------------------------------------------------------------------------------------------------------------
RETAIL SOLUTIONS INC                             Various                                                  $   6,000

RGM LIQUID WASTE REMOVAL CORP                    Various                                                  $   5,963

RHY BRYANT, LTD                                  Various                                                  $   9,222

RJM LAWN SERVICES                                Various                                                  $   1,196

ROADTEX TRANSPORTATION EXPERTS                   Various                                          X       $   1,617

ROBERT J KWAIT & ASSOCIATES                      Various                                          X       $  29,667

ROCHE VITAMINS & FINE CHEMICAL                   Various                                                  $  40,073

Rochem International                             Various                                                  $     500

ROSS MIXING INC                                  Various                                                  $     293

ROYAL WHOLESALE ELECTRIC                         Various                                                  $      14

RUGER CHEMICAL                                   Various                                                  $     425

RUPLINGER CORPORATION                            Various                                                  $   4,362

RYDER TRUCK RENTAL INC                           Various                                                  $   1,162

SABINSA CORPORATION                              Various                                                  $ 200,097

SAFETY-KLEEN                                     Various                                                  $   2,343

SAI MARKETING INC                                Various                                                  $ 149,830

SAJ Distributors                                 Various                             X                     Unknown

SAP AMERICA INC                                  Various                                                  $  85,053

Schaeffer Technologies                           Various                                                  $   1,482

SCHEU & KNISS                                    Various                                                  $     768

Seal-It                                          Various                                                  $  12,644

SEAMATES INTERNATIONAL                           Various                                                  $   1,050

SEARS                                            Various                                                  $     415

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                                                                           Case No. 03-15566 (CB)
Debtor                            ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS                    Chapter 11

         CREDITOR'S NAME                             ADDRESS                   CITY          STATE       ZIP CODE     CODEBTOR
------------------------------------------------------------------------------------------------------------------------------
SELTZER CHEMICALS, INC.                    5927 GEIGER COURT              CARLSBAC             CA         92008

SENSIENT PHARMACEUTICAL COLORS             P.O. Box 905840                CHARLOTTE            NC       28290-5840

Sheldon Manufacturing, Inc.                P.O. Box 627                   Cornelius            OR         97113

SIDLEY AUSTIN BROWN & WOOD                 1501 K STREET, N.W.            WASHINGTON D.C.      DC         20005

SIGMA-ALDRICH INC                          P.O. Box 932594                ATLANTA              GA       31193-2594

SIMMONS, JANNACE & STAGG                   90 MERRICK AVE STE 102         EAST MEADOW          NY         11554

SIMPLEX GRINNELL LP                        1272 WEST 2240 SOUTH           WEST VALLEY CITY     UT         84119
                                           SUITE A

SKYLINE ELECTRIC CO.                       1190 SOUTH PIONEER RD.         SALT LAKE CITY       UT         84104

SKYTEL                                     P.O. Box 740577                ATLANTA              GA       30374-0577

SMSB CONSULTING GROUP INC                  1750 NEW HIGHWAY, SUITE 1      FARMINGDALE          NY       11735-1512

SNAC SYSTEM                                898 MAHLER DRIVE               BURLINGAME           CA         94010

SOFT GEL TECHNOLOGIES INC                  6984 BANDINI BLVD              LOS ANGELES          CA         90040

SOLVOX MANUFACTURING CO.                   P.O. Box 88144                 MILWAUKEE            WI       53288-0144

SORENCO LABORATORIES, INC.                 2323 SOUTH WEST TEMPLE         SALT LAKE CITY       UT         84116

SPECIALIZED MARKETING INC                  P.O. Box 910408                DALLAS               TX       75391-0408

SPECIALTY ENZYMES & BIO CHEM.              13591 YORBA AVENUE             CHINO                CA         91710

SPECTRUM CHEMICALS &                       FILE NO. 11990                 LOS ANGELES          CA       90074-1990

St. Louis Children's Hospital              400 S. Kings Hwy               St. Louis            MO         63110

STANDARD AND POORS                         2542 COLLECTION CENTER DR.     CHICAGO              IL         60693

Standard Aromatics, Inc.                   621 West 130th Street          New York             NY         10027

STANDARD FORMS INC                         P.O. Box 2418                  Norfolk              VA         23501

STANDARD REGISTER COMPANY                  P.O. Box 91047                 CHICAGO              IL         60693

STAPLES                                    P.O. Box 9020                  DES MOINES           IA       50368-9020

STARWEST BOTANICAL INC.                    11253 TRADE CENTER DRIVE       RANCHO CORDOVA       CA         95742

                                              DATE CLAIM WAS
                                               INCURRED AND
                                            CONSIDERATION FOR
                                           CLAIM, IF CLAIM IS
                                          SUBJECT TO SETOFF, SO                                          AMOUNT OF
         CREDITOR'S NAME                        STATE             CONTINGENT   UNLIQUIDATED   DISPUTED     CLAIM
------------------------------------------------------------------------------------------------------------------
SELTZER CHEMICALS, INC.                         Various                                                  $  33,875

SENSIENT PHARMACEUTICAL COLORS                  Various                                                  $     731

Sheldon Manufacturing, Inc.                     Various                                                  $     591

SIDLEY AUSTIN BROWN & WOOD                      Various                                                  $  35,666

SIGMA-ALDRICH INC                               Various                                                  $   1,762

SIMMONS, JANNACE & STAGG                        Various                                                  $  22,741

SIMPLEX GRINNELL LP                             Various                                                  $     807

SKYLINE ELECTRIC CO.                            Various                                                  $   2,778

SKYTEL                                          Various                                                  $       5

SMSB CONSULTING GROUP INC                       Various                                                  $  46,036

SNAC SYSTEM                                     Various                                                  $  23,851

SOFT GEL TECHNOLOGIES INC                       Various                                                  $ 374,205

SOLVOX MANUFACTURING CO.                        Various                                                  $     111

SORENCO LABORATORIES, INC.                      Various                                                  $ 325,731

SPECIALIZED MARKETING INC                       Various                                                  $   8,000

SPECIALTY ENZYMES & BIO CHEM.                   Various                                                  $     100

SPECTRUM CHEMICALS &                            Various                                                  $   1,212

St. Louis Children's Hospital                   Various                             X                     Unknown

STANDARD AND POORS                              Various                                                  $   1,075

Standard Aromatics, Inc.                        Various                                                  $     149

STANDARD FORMS INC                              Various                                                  $  30,716

STANDARD REGISTER COMPANY                       Various                                                  $     231

STAPLES                                         Various                                                  $     965

STARWEST BOTANICAL INC.                         Various                                                  $     144

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                                                                        Case No. 03-15566 (CB)
Debtor                           ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS                  Chapter 11

         CREDITOR'S NAME                   ADDRESS                             CITY           STATE    ZIP CODE    CODEBTOR
---------------------------------------------------------------------------------------------------------------------------
STAUBER PERFORMANCE INGREDIENT       4120 N PALM STREET                    FULLERTON            CA    92835-1026
INC

STERIS CORPORATION                   P.O. Box 771652                       CHICAGO              IL    60677-1006

STINSON MORRISON HECKER LLP          P.O. Box 419251                       KANSAS CITY          MO    64141-6251

SUFFOLK COUNTY WATER AUTH            P.O. Box 1234                         HICKSVILLE           NY    11802-1234

Sun Crest Int'l Limited              28-30 10th Ave.                       Barataria

Supermarket Service                  PO Box 180                            Dunmore              PA      18512

SWANSON BUILDING MATERIALS INC.      345 SOUTH MOUNTAINWAY                 OREM                 UT      84058
                                     DRIVE

SY-CON SYSTEMS, INC                  1700 Northampton Street               Easton               NY      18042

SYSCO INTERMOUNTAIN FOOD SERV.       P.O. Box 27638                        SALT LAKE            UT    84127-0638
                                                                           CITY

SYSTEM STORAGE SOLUTIONS             24F WORLDS FAIR DRIVE                 SOMERSET             NJ      08873

SZABO ASSOCIATES INC.                3355 LENOX ROAD N.E.                  ATLANTA              GA    30326-1332
                                     NINTH FLOOR

TALX CORPORATION                     P.O. Box 958078                       ST LOUIS             MO    63195-8078

TARGET RESEARCH GROUP INC            515 AIRPORT EXECUTIVE                 NANUET               NY      10954
                                     PARK

TAYLOR, PORTER, BROOKS &             P.O. Box 2471                         BATON ROUGE          LA      70821

TCI AMERICA, INC.                    9211 N. HARBORGATE                    PORTLAND             OR      97203

TECHNICAL SOURCING INT'L INC.        1270 AVENUE OF AMERICAS,              NEW YORK             NY      10020
                                     #2701

TEK SUPPLY                           935-C DIECKMAN STREET                 WOODSTOCK            IL      60098

Terrap Psychological Assoc NY        775 Park Ave                          Huntington           NY      11743

TETRA PAK INC.                       P.O. Box 70235                        CHICAGO              IL    60673-7235

THE BOTTOM LINE, INC                 3732 LIDO DRIVE                       HIGHLAND             MI      48356

THERMO LABSYSTEMS                    P.O. Box 3635                         BOSTON               MA      02241

Third Dimension Dist.                6200 Annapolis Rd.                    Landover Hill        MD      20784

THOMAS ENGINEERING INC               P.O. Box 198                          HOFFMAN              IL      60195
                                                                           ESTATES

TIC GUMS INC                         4609 RICHLYNN DRIVE                   BELCAMP              MD      21017

TISHCON CORP                         P.O. Box 1899                         SALISBURY            MD      21802

                                     DATE CLAIM WAS
                                      INCURRED AND
                                   CONSIDERATION FOR
                                   CLAIM, IF CLAIM IS
                                  SUBJECT TO SETOFF, SO                                              AMOUNT OF
         CREDITOR'S NAME                 STATE            CONTINGENT   UNLIQUIDATED   DISPUTED         CLAIM
----------------------------------------------------------------------------------------------------------------
STAUBER PERFORMANCE INGREDIENT          Various                                                     $      3,430
INC

STERIS CORPORATION                      Various                                                     $      1,032

STINSON MORRISON HECKER LLP             Various                                                     $      5,676

SUFFOLK COUNTY WATER AUTH               Various                                                     $        718

Sun Crest Int'l Limited                 Various                              X                         Unknown

Supermarket Service                     Various                              X                         Unknown

SWANSON BUILDING MATERIALS INC.         Various                                                     $        225

SY-CON SYSTEMS, INC                     Various                                                     $      1,100

SYSCO INTERMOUNTAIN FOOD SERV.          Various                                                     $        125

SYSTEM STORAGE SOLUTIONS                Various                                                     $        115

SZABO ASSOCIATES INC.                   Various                                                     $        750

TALX CORPORATION                        Various                                                     $        988

TARGET RESEARCH GROUP INC               Various                                                     $     25,000

TAYLOR, PORTER, BROOKS &                Various                                                     $      6,657

TCI AMERICA, INC.                       Various                                                     $        113

TECHNICAL SOURCING INT'L INC.           Various                                                     $     25,713

TEK SUPPLY                              Various                                                     $        370

Terrap Psychological Assoc NY           Various                              X                         Unknown

TETRA PAK INC.                          Various                                                     $      3,100

THE BOTTOM LINE, INC                    Various                                                     $      7,860

THERMO LABSYSTEMS                       Various                                                     $        261

Third Dimension Dist.                   Various                              X                         Unknown

THOMAS ENGINEERING INC                  Various                                                     $        129

TIC GUMS INC                            Various                                                     $      9,900

TISHCON CORP                            Various                                                     $     70,008

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                                                                        Case No. 03-15566 (CB)
Debtor                           ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS                  Chapter 11

         CREDITOR'S NAME                   ADDRESS                             CITY           STATE    ZIP CODE    CODEBTOR
---------------------------------------------------------------------------------------------------------------------------
TMT-EXCEL COMMUNICATIONS SVCS        40-5 OSER AVE                         HAUPPAUGE            NY      11788
INC

TORRINGTON BRUSH WORKS, INC.         4377 INDEPENDENCE COURT               SARASOTA             FL      34234

TOYOTA MOTOR CREDIT CORP             PO Box 2431                           CAROL STREAM         IL    60132-2431

TRACO MANUFACTURING INC.             P.O. Box 1065                         OREM                 UT      84059

Trane Company (UTAH)                 2817 South 1030 West                  Salt Lake City       UT      84119

TRANE PARTS CENTER                   45-18 COURT SQUARE                    LONG ISLAND          NY      11101
                                                                           CITY

TRI-PHASE ELECTRIC                   775 EAST 930 SOUTH                    AMERICAN             UT      84003
                                                                           FORK

TRUESDALE PACKAGING COMPANY          1410 E. OLD HWY 40                    WARRENTON            MO      63383

UINTA BUSINESS SYSTEMS               P.O. Box 642111                       PITTSBURGH           PA    15264-2111

UINTA BUSINESS SYSTEMS               Department 1293                       Denver               CO      80291

UINTA BUSINESS SYSTEMS               PO Box 5179                           SIOUX FALLS          SD    57117-5179

ULINE                                2200 SOUTH LAKESIDE                   WAUKEGAN             IL      60085
                                     DRIVE

ULMER & BERNE LLP                    600 VINE STREET SUITE 2800            CINCINNATI           OH    45202-2409

United Corporate Services, Inc.      10 Bank Street Suite 560              White Plains         NY      10606

UNITED PARCEL SERVICE                P.O. Box 894820                       LOS ANGELES          CA    90189-4820

United States Post office            Post Office                           American Fork        UT      84003

UNIVAR USA INC                       P.O. Box 777-W9090                    PHILADELPHIA         PA    19175-7899

UNIVERSAL GRINDING COMPANY           P.O. Box 540224                       NORTH SALT           UT    84054-0224
                                                                           LAKE

UNLIMITED DATA SERVICES INC.         1725 SOUTH NOVA RD #B1                DAYTONA              F       32119
                                                                           BEACH

UNLIMITED INDUSTRIES INC             P.O. Box 429                          BRIGHTWATERS         NY    11718-0429

UPS FREIGHT SERVICES                 P.O. Box 360302                       PITTSBURGH           PA    15250-6302

US BANK                              P.O. Box 2054                         MILWAUKEE            WI      53201

                                      DATE CLAIM WAS
                                       INCURRED AND
                                    CONSIDERATION FOR
                                    CLAIM, IF CLAIM IS
                                   SUBJECT TO SETOFF, SO                                              AMOUNT OF
         CREDITOR'S NAME                  STATE            CONTINGENT   UNLIQUIDATED   DISPUTED         CLAIM
-----------------------------------------------------------------------------------------------------------------
TMT-EXCEL COMMUNICATIONS SVCS            Various                                                     $      8,497
INC

TORRINGTON BRUSH WORKS, INC.             Various                                                     $        256

TOYOTA MOTOR CREDIT CORP                 Various                                                     $      2,004

TRACO MANUFACTURING INC.                 Various                                                     $      5,677

Trane Company (UTAH)                     Various                                                     $      1,863

TRANE PARTS CENTER                       Various                                                     $        126

TRI-PHASE ELECTRIC                       Various                                                     $        890

TRUESDALE PACKAGING COMPANY              Various                                                     $     35,436

UINTA BUSINESS SYSTEMS                   Various                                                     $      6,110

UINTA BUSINESS SYSTEMS                   Various                                                     $      1,928

UINTA BUSINESS SYSTEMS                   Various                                                     $      7,712

ULINE                                    Various                                                     $      1,293

ULMER & BERNE LLP                        Various                                                     $    118,728

United Corporate Services, Inc.          Various                                                     $         55

UNITED PARCEL SERVICE                    Various                                       X             $      1,557

United States Post office                Various                                                     $      3,000

UNIVAR USA INC                           Various                                                     $      2,939

UNIVERSAL GRINDING COMPANY               Various                                                     $         48

UNLIMITED DATA SERVICES INC.             Various                                                     $      5,188

UNLIMITED INDUSTRIES INC                 Various                                                     $     17,535

UPS FREIGHT SERVICES                     Various                                       X             $        374

US BANK                                  Various                                                     $      4,950

                                  Attachment F

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                                                                        Case No. 03-15566 (CB)
Debtor                           ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS                  Chapter 11

         CREDITOR'S NAME                   ADDRESS                             CITY           STATE    ZIP CODE    CODEBTOR
---------------------------------------------------------------------------------------------------------------------------
US WELDING, INC.                     P.O. Box 663680                       INDIANAPOLIS         IN      46266

Utah Dept. of Agriculture and Food   P.O. Box 146500                       Salt Lake City       UT    84114-6500

Utah Labor Commission                P.O. Box 146620                       Salt Lake City       UT    84114-6620

UTAH NATURAL PRODUCTS ALLIANCE       1075 HOLLYWOOD AVENUE                 SALT LAKE            UT      84105
                                                                           CITY

UTAH PAPER BOX                       340 WEST 2ND SOUTH                    SALT LAKE            UT      84101
                                                                           CITY

UTAH POWER                           1033 NE 6TH AVE                       PORTLAND             OR    97256-0001

UTi, UNITED STATES, INC              PO Box 19043                          NEWARK               NJ      07195

VAN DRUNEN FARMS                     P.O. Box 92170                        ELK GROVE            IL      60009

VANGUARD SCIENTIFIC INC.             2935 BYBERRY ROAD                     HATBORO              PA      19040

VERYFINE PRODUCTS INC                P.O. Box 846119                       BOSTON               MA    02284-6119

VIDEOJET TECHNOLOGIES INC.           12113 COLLECTION CENTER               CHICAGO              IL      60693
                                     DRIVE

VIRGINIA DARE EXTRACT                882 THIRD AVE                         BROOKLYN             NY      11232

Vitamins Nutrisport Center           Tarata Mira Flores                    Lima                 Peru     189

VORTI SIEV (MM INDUSTRIES INC)       P.O. Box 720                          SALEM                OH      44460

VOX VISUAL SYSTEMS                   15221 N CLUBGATE DR, #1093            SCOTTSDALE           AZ      85254

VWR SCIENTIFIC                       P.O. Box 640169                       PITTSBURGH           PA    15264-0169

VYSE GELATIN CO.                     5010 NORTH ROSE STREET                SCHILLER PARK        IL      60176

W W GRAINGER INC (UTAH)              ACCT# 545807220264                    PALATINE             IL    60038-0001

W.S.P. INC                           P.O. Box 895                          ROGERS               AR      72756

WALKER, MARTIN & HATCH, LLC          321 D STREET, N.E.                    WASHINGTON           DC      20002

WARD NORRIS HELLER & REIDY LLP       300 STATE STREET                      ROCHESTER            NY      14614

WAREHOUSE SYSTEMS, INC.              655 ACADEMY DRIVE                     NORTHBROOK           IL      60052

WASATCH ELECTRIC COMTECH             1574 SOUTH WEST TEMPLE                SALT LAKE CITY       UT      84115
SERVICES

Wasatch Laboratories                 206 WEST 29TH STREET                  OGDEN                UT      84401

WASTE MANAGEMENT OF UTAH, INC.       P.O. Box 78845                        PHOENIX              AZ    85062-8845

                                      DATE CLAIM WAS
                                       INCURRED AND
                                     CONSIDERATION FOR
                                    CLAIM, IF CLAIM IS
                                   SUBJECT TO SETOFF, SO                                              AMOUNT OF
         CREDITOR'S NAME                   STATE           CONTINGENT   UNLIQUIDATED   DISPUTED         CLAIM
-----------------------------------------------------------------------------------------------------------------
US WELDING, INC.                         Various                                                     $        960

Utah Dept. of Agriculture and Food       Various                                                     $         80

Utah Labor Commission                    Various                                                     $         90

UTAH NATURAL PRODUCTS ALLIANCE           Various                                         X           $      7,500

UTAH PAPER BOX                           Various                                                     $     17,210

UTAH POWER                               Various                              X                         Unknown

UTi, UNITED STATES, INC                  Various                                                     $        215

VAN DRUNEN FARMS                         Various                                                     $    101,973

VANGUARD SCIENTIFIC INC.                 Various                                                     $      7,118

VERYFINE PRODUCTS INC                    Various                                                     $        400

VIDEOJET TECHNOLOGIES INC.               Various                                                     $      6,131

VIRGINIA DARE EXTRACT                    Various                                                     $      1,669

Vitamins Nutrisport Center               Various                              X                         Unknown

VORTI SIEV (MM INDUSTRIES INC)           Various                                                     $      1,778

VOX VISUAL SYSTEMS                       Various                                                     $    124,746

VWR SCIENTIFIC                           Various                                                     $      9,454

VYSE GELATIN CO.                         Various                                                     $        126

W W GRAINGER INC (UTAH)                  Various                                                     $      8,270

W.S.P. INC                               Various                                                     $      1,062

WALKER, MARTIN & HATCH, LLC              Various                                                     $     20,000

WARD NORRIS HELLER & REIDY LLP           Various                                                     $      1,948

WAREHOUSE SYSTEMS, INC.                  Various                                                     $        126

WASATCH ELECTRIC COMTECH                 Various                                                     $         64
SERVICES

Wasatch Laboratories                     Various                                                     $      5,634

WASTE MANAGEMENT OF UTAH, INC.           Various                                                     $        341

                                  Attachment F

In Re: Twin Laboratories Inc.                                                                        Case No. 03-15566 (CB)
Debtor                           ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS                  Chapter 11

         CREDITOR'S NAME                   ADDRESS                             CITY           STATE    ZIP CODE    CODEBTOR
---------------------------------------------------------------------------------------------------------------------------
WATER & POWER TECHNOLOGIES           P.O. Box 121040                       DALLAS               TX    75312-1040

WATSON FOOD                          301 HEFFERNAN DRIVE                   WEST HAVEN           CT      06516

WAUSAU INSURANCE CO                  PO Box 8017                           WAUSAU               WI    54402-8017

Webco Hawaii                         2840 Mokumoa Street                   Honolulu             HI      96819

WELCH EQUIPMENT COMPANY, INC.        P.O. Box 7277                         SAN FRANCISCO        CA      94120

WELLS FARGO FINANCIAL LEASING, INC.  P.O. Box 98789                        LAS VEGAS            NV      89193

Westco Fine Ingredients Inc.         12551-61 Saticoy Street South         North Hollywood      CA      91605

WESTERN WORLD INSURANCE              400 PARSON'S POND DRIVE               FRANKLIN             NJ    07417-2600
                                                                           LAKES

WHOLE FOODS MARKET                   601 NORTH LAMAR, SUITE                AUSTIN               TX    78703-5424
                                     #300

Wild Flavors, Inc                    1261 Pacific Avenue                   Erlanger             KY      41018

Wild Oats Market, Inc.               9035 Aero                             San Antonio          TX      78218

WILD OATS MARKETS INC                P.O. Box 5903                         DENVER               CO    80217-5903

William Jacks                        No 8 Kaki Bukit Road 2                Singapore                    417841

WILLKIE FARR AND GALLAGHER           787 SEVENTH AVE.                      NEW YORK             NY    10019-6099

WOMACK MATERIAL HANDLING             P.O. Box 776                          WALLINGFORD          CT      06492
SYSTEMS

WORKCARE OREM, LLC                   P.O. Box 26692                        SALT LAKE            UT    84126-0692
                                                                           CITY

WORLD TRIATHLON CORP                 43309 US HIGHWAY 19 N                 TARPON               FL      34689
                                                                           SPRINGS

XEROX                                P.O. Box 7405                         PASADENA             CA    60680-2618

XEROX CORPORATION                    P.O. Box 802618                       CHICAGO              IL    60680-2618

XPEDX                                P.O. Box 30000                        SALT LAKE            UT      84104
                                                                           CITY

YOUNG ELECTRIC SIGN COMPANY          P.O. Box 25728                        SALT LAKE            UT    84125-0728
                                                                           CITY

Zeph Technologies                    5320 140 Avenue North                 Clear Water          FL      33760

ZILA NUTRACEUTICALS                  6735 INTER-CAL WAY                    PRESCOTT             AZ      86301

A SABOT PUBLISHING COMPANY           P.O. BOX 951556                       DALLAS               TX    75395-1556

ADVANCED MAGAZINE GROUP              P.O. BOX 5350                         NEW YORK             NY    10087-5350

                                      DATE CLAIM WAS
                                       INCURRED AND
                                    CONSIDERATION FOR
                                    CLAIM, IF CLAIM IS
                                   SUBJECT TO SETOFF, SO                                              AMOUNT OF
         CREDITOR'S NAME                  STATE            CONTINGENT   UNLIQUIDATED   DISPUTED         CLAIM
-----------------------------------------------------------------------------------------------------------------
WATER & POWER TECHNOLOGIES               Various                                                     $        402

WATSON FOOD                              Various                                                     $     37,031

WAUSAU INSURANCE CO                      Various                                                     $      6,834

Webco Hawaii                             Various                              X                         Unknown

WELCH EQUIPMENT COMPANY, INC.            Various                                                     $     23,482

WELLS FARGO FINANCIAL LEASING, INC.      Various                                                     $        733

Westco Fine Ingredients Inc.             Various                                                     $      6,450

WESTERN WORLD INSURANCE                  Various                                                     $      5,646

WHOLE FOODS MARKET                       Various                                                     $        400

Wild Flavors, Inc                        Various                                                     $     57,475

Wild Oats Market, Inc.                   Various                              X                         Unknown

WILD OATS MARKETS INC                    Various                                                     $        350

William Jacks                            Various                              X                         Unknown

WILLKIE FARR AND GALLAGHER               Various                                                     $     27,038

WOMACK MATERIAL HANDLING                 Various                                                     $     11,974
SYSTEMS

WORKCARE OREM, LLC                       Various                                                     $        616

WORLD TRIATHLON CORP                     Various                                                     $    644,443

XEROX                                    Various                                                     $      4,501

XEROX CORPORATION                        Various                                                     $      3,362

XPEDX                                    Various                                                     $     13,585

YOUNG ELECTRIC SIGN COMPANY              Various                                                     $      1,195

Zeph Technologies                        Various                                                     $      5,581

ZILA NUTRACEUTICALS                      Various                                                     $     83,135

A SABOT PUBLISHING COMPANY               Various                                                     $     40,516

ADVANCED MAGAZINE GROUP                  Various                                                     $    241,274

                                  Attachment F
                                                                 Page 109 of 142

                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                                                                        Case No. 03-15566 (CB)
Debtor                           ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS                  Chapter 11

         CREDITOR'S NAME                   ADDRESS                             CITY           STATE    ZIP CODE    CODEBTOR
---------------------------------------------------------------------------------------------------------------------------
AMERICAN ASSOC / DIABETES EDUC       100 WEST MONROE, 4TH                  CHICAGO              IL      60603
                                     FLOOR

AMERICAN MEDIA, INC                  P.O. BOX 932296                       ATLNTA               GA    31193-2296

BODY & SOUL MAGAZINE                 42 PLEASANT STREET                    WATERTOWN            MA      02472

DENNIS PUBLISHING, INC.              1040 AVENUE OF THE                    NEW YORK             NY      10018
                                     AMERICAS

EMAP METRO LLC                       P.O. BOX 8500-53163                   PHILADELPHIA         PA    19178-3163

ESSENCE COMMUNICATIONS PART.         1500 BROADWAY 6TH FLOOR               NEW YORK             NY      10036

GEAR MEDIA INC. - Gear Magazine      P.O. BOX 1765                         PARAMUS              NJ      07652

GRUNER + JAHR USA PUBLISHING         P.O. BOX 10429                        NEWARK               NJ    07193-0429

HARRIS PUBLICATIONS                  1115 BROADWAY                         NEW YORK             NY      10010

HEALTH                               P.O. BOX 11407                        BIRMINGHAM           AL    35246-1015

HEALTH & BEAUTY CARE EXECUTIVE       45W 21ST, 7th Floor                   NEW YORK             NY      10010

HEALTH CLUB PANEL NETWORK            17835 VENTURA BLVD., Suite                                 CA      91316
                                     100

HEARST MAGAZINE                      P.O. BOX 4864                         NEW YORK             NY    10261-4864

HERITAGE CAPITAL GROUP               P.O. BOX 1089                         SAN JOSE             CA    95108-1089

HIGHWAY HOUSE COMMINC. USA           245 TOWNPARK DRIVE, Suite             KENNESAW             GA      30144
                                     550

IRONMAN MAGAZINE                     1701 IVES AVENUE                      OXNARD               CA      93033

KING'S PUBLISHING, INC.              P.O. BOX 668                          FAIRFAX              CA      94978

LIBERATIONS PUBLICATIONS INC.        P.O. BOX 4371                         LOS ANGELES          CA    90078-4371

MAX MUSCLE                           1641 S. SINCLAIR STREET               ANAHEIM              CA      92806

MEREDITH CORPORATION                 P.O. BOX 751493                       CHARLOTTE            NC    28275-1493

MUSCLE MAGAZINE                      5775 MCLAUGHLIN ROAD                  MISSISSAUGA          ON     L5R 3P7

PENTON                               A DIVISION OF PENTON MEDIA,           DENVER               CO    80291-0932
                                     INC, Dept. 932

PLANET MUSCLE                        P.O. BOX 260500                       HIGHLANDS RANCH      CO      80163

PRIMEDIA PUBLICATION                 261 MADISON AVENUE, 10th              NEW YORK             NY      10016
                                     Floor

                                      DATE CLAIM WAS
                                       INCURRED AND
                                    CONSIDERATION FOR
                                    CLAIM, IF CLAIM IS
                                   SUBJECT TO SETOFF, SO                                              AMOUNT OF
         CREDITOR'S NAME                  STATE            CONTINGENT   UNLIQUIDATED   DISPUTED         CLAIM
-----------------------------------------------------------------------------------------------------------------
AMERICAN ASSOC / DIABETES EDUC           Various                                                     $      2,155

AMERICAN MEDIA, INC                      Various                                                     $    336,945

BODY & SOUL MAGAZINE                     Various                                                     $     16,737

DENNIS PUBLISHING, INC.                  Various                                                     $     75,000

EMAP METRO LLC                           Various                                                     $     27,774

ESSENCE COMMUNICATIONS PART.             Various                                                     $     35,767

GEAR MEDIA INC. - Gear Magazine          Various                                                     $     13,175

GRUNER + JAHR USA PUBLISHING             Various                                                     $    209,369

HARRIS PUBLICATIONS                      Various                                                     $      3,000

HEALTH                                   Various                                                     $     74,724

HEALTH & BEAUTY CARE EXECUTIVE           Various                                                     $     14,994

HEALTH CLUB PANEL NETWORK                Various                                                     $    127,338

HEARST MAGAZINE                          Various                                                     $    225,163

HERITAGE CAPITAL GROUP                   Various                                                     $     14,486

HIGHWAY HOUSE COMMINC. USA               Various                                                     $      5,823

IRONMAN MAGAZINE                         Various                                                     $     36,000

KING'S PUBLISHING, INC.                  Various                                                     $      7,650

LIBERATIONS PUBLICATIONS INC.            Various                                                     $     13,872

MAX MUSCLE                               Various                                                     $     28,980

MEREDITH CORPORATION                     Various                                                     $     56,466

MUSCLE MAGAZINE                          Various                                                     $    103,890

PENTON                                   Various                                                     $     42,007

PLANET MUSCLE                            Various                                                     $      7,200

PRIMEDIA PUBLICATION                     Various                                                     $     22,125

                                  Attachment F
                                                                 Page 110 of 142

                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                                                                        Case No. 03-15566 (CB)
Debtor                           ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS                  Chapter 11

         CREDITOR'S NAME                   ADDRESS                             CITY           STATE    ZIP CODE    CODEBTOR
---------------------------------------------------------------------------------------------------------------------------
PSYCHOLOGY TODAY                     49 EAST 21ST STREET, 11th             NEW YORK             NY      10010
                                     Floor

PUMPKIN PRESS, INC.                  350 FIFTH AVE. SUITE 3323             NEW YORK             NY      10118

RB PUBLISHING INC.                   P.O.BOX 259098                        MADISON              WI      53725

RODALE INC.                          33 EAST MINOR STREET                  EMMAUS               PA      18098

TASTE FOR LIFE                       P.O.BOX 3400-58                       BOSTON               MA      02241

THE MAGAZINE CONSULTANCY, INC.       500 5TH AVENUE, Suite 2440            NEW YORK             NY      10110

VITAMIN RETAILER MAGAZINE, INC.      A-2 BRIER HILL COURT                  EAST                 NJ      08816
                                                                           BRUNSWICK

WALLY BOYKO PROD INC.                P.O.BOX 2490                          WHITE CITY           OR    97503-0490

WFC, INC                             3000 HADLEY ROAD 2ND                  SOUTH                NJ      07080
                                     FLOOR                                 PLAINFIELD

YOGA JOURNAL                         2054 UNIVERSITY AVENUE,               BERKELEY             CA    94704-1082
                                     Suite 600

Eva Pedroza                          PO Box 371                            Mabton               WA      98935

Larry Jemninas                       13800 Terrace Road, Apt 1211          East Cleveland       OH      44112

Henry Gignac                         5030 Lancaster Street, Apt 4          Harrisburg           PA      17111

Sophie A Conlin                      9284 1st View Street                  Norfork              VA      23503

Consulate General of Chile           6100 Wilshire Blvd, Suite 1240        Los Angeles          CA      90048

Convention Decorating Service        4323 Factory Hill                     San Antonio          TX      78219

Perrigo Company                      22592 Network Place                   Chicago              IL    60673-1225

Tel Mark Sales Inc.                  1111 East South River Street          Appleton             WI      54915

Charlene Davidson                    1173 Vawter Road                      Medford              OR      97501

Wanda Trulin                         3918 Burr Oak Lane                    Ames                 IA      50014

Roy Watson                           1910 Sunflower Drive                  Junction City        KS      66441

Raymond Andrejcik, Sr.               22 Cavalier Drive                     Mercerville          NJ      08619

Diana E. Sanford                     30 Blue Mountain Road                 Norwalk              CT      06851

Joe Ferraris                         38 Honeyman Drive                     Succasunna           NJ      07876

George Johnson                       1611 W. Woodland Avenue               Addison              IL      60101

Najwa Adra                           22 High Pine                          Glen Cove            NY      11542

Kim Rajunis                          PO Box 1282                           Marana               AZ      85653

                                      DATE CLAIM WAS
                                       INCURRED AND
                                    CONSIDERATION FOR
                                    CLAIM, IF CLAIM IS
                                   SUBJECT TO SETOFF, SO                                              AMOUNT OF
         CREDITOR'S NAME                  STATE            CONTINGENT   UNLIQUIDATED   DISPUTED         CLAIM
-----------------------------------------------------------------------------------------------------------------
PSYCHOLOGY TODAY                         Various                                                     $      6,885

PUMPKIN PRESS, INC.                      Various                                                     $      3,238

RB PUBLISHING INC.                       Various                                                     $     18,700

RODALE INC.                              Various                                                     $     39,678

TASTE FOR LIFE                           Various                                                     $     20,670

THE MAGAZINE CONSULTANCY, INC.           Various                                                     $     51,921

VITAMIN RETAILER MAGAZINE, INC.          Various                                                     $      7,650

WALLY BOYKO PROD INC.                    Various                                                     $      5,100

WFC, INC                                 Various                                                     $      7,124

YOGA JOURNAL                             Various                                                     $     27,209

Eva Pedroza                              Various                                                     $         15

Larry Jemninas                           Various                                                     $          5

Henry Gignac                             Various                                                     $          5

Sophie A Conlin                          Various                                                     $         10

Consulate General of Chile               Various                                                     $         12

Convention Decorating Service            Various                                                     $         65

Perrigo Company                          Various                                                     $        119

Tel Mark Sales Inc.                      Various                                                     $      5,100

Charlene Davidson                        Various                                                     $         54

Wanda Trulin                             Various                                                     $         85

Roy Watson                               Various                                                     $         49

Raymond Andrejcik, Sr.                   Various                                                     $         53

Diana E. Sanford                         Various                                                     $         90

Joe Ferraris                             Various                                                     $         36

George Johnson                           Various                                                     $         33

Najwa Adra                               Various                                                     $         16

Kim Rajunis                              Various                                                     $         48

                                  Attachment F
                                                                 Page 111 of 142

                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                                                                        Case No. 03-15566 (CB)
Debtor                           ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS                  Chapter 11

         CREDITOR'S NAME                   ADDRESS                             CITY           STATE    ZIP CODE    CODEBTOR
---------------------------------------------------------------------------------------------------------------------------
Phyllis Wiedle                       803 Pleasant Street                   Kezanee              IL      61443

Ben Ramsager                         42 Hilltop Drive                      Pittford             NY      14534

Leslie Bellissmo                     72 Park Street                        Roxbury              NY      12474

Lawrence Martin                      1302 SW 32nd Terrace                  Cape Coral           FL      33914

Mauricio Edberg                      23419 Windom Street                   West Hills           CA      91304

Rose Altendorf                       203 N. 5th Street                     Drayton              ND      58225

Marjorie Graeber                     2632 W. Wabash Avenue                 Spokane              WA      99205

Glencora Hoover                      824 Pinkerton Drive                   Tyler                TX      75701

Albert Dytch                         4220 Atlas Avenue                     Oakland              CA      94619

Dorothy Hopper                       40636 Highway 228                     Sweet Home           OR      97386

Janet Odachowski                     56 Joanne Lane                        Cheektowaga          NY      14227

Tony Tripi                           15225 NW 112th Place                  Morristown           FL      32668

                                      DATE CLAIM WAS
                                       INCURRED AND
                                    CONSIDERATION FOR
                                    CLAIM, IF CLAIM IS
                                   SUBJECT TO SETOFF, SO                                              AMOUNT OF
         CREDITOR'S NAME                  STATE            CONTINGENT   UNLIQUIDATED   DISPUTED         CLAIM
-----------------------------------------------------------------------------------------------------------------
Phyllis Wiedle                           Various                                                     $         59

Ben Ramsager                             Various                                                     $         66

Leslie Bellissmo                         Various                                                     $         36

Lawrence Martin                          Various                                                     $         36

Mauricio Edberg                          Various                                                     $         81

Rose Altendorf                           Various                                                     $         57

Marjorie Graeber                         Various                                                     $         90

Glencora Hoover                          Various                                                     $         42

Albert Dytch                             Various                                                     $         53

Dorothy Hopper                           Various                                                     $         54

Janet Odachowski                         Various                                                     $         60

Tony Tripi                               Various                                                     $         54

                                  Attachment F
                                                                 Page 112 of 142

                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                                                                        Case No. 03-15566 (CB)
Debtor                           ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS                  Chapter 11

         CREDITOR'S NAME                   ADDRESS                             CITY           STATE    ZIP CODE    CODEBTOR
---------------------------------------------------------------------------------------------------------------------------
B. Loev                              6622 Sylvester Street                 Philadelphia         PA      19149

Richard Craig                        8144 Allen Drive                      Brooksville          FL      34613

LJ Henggeler                         39589 320 Street                      Stanberry            MO      64489

Barb Olsen                           PO Box 257                            Jefferson            MT      59638

Carmen Scalfaro                      550 Madison Avenue                    Warminster           PA      18974

Joseph Zodl                          1816 W. Selden Lane                   Phoenix              AZ    85021-4355

Matthew Pease                        3904 Charolais Drive, Apt A           Killeen              TX      76542

Negel Puce                           1236 Michigan Avenue                  Columbus             OH      43201

Quintin Thompson                     410 Mcalister Road                    Greenville           SC      29607

Lori Feldman                         3627 Greystone Avenue                 Riverdale            NY      10463

Patrick Flynn                        8 Conrad Court                        Blairstown           NJ      07825

Rose Smith                           1914 Rockbridge Road                  Sacramento           CA    95815-4123

Bev Nieting                          12031 Townview Road                   Mtka                 MN      55343

Emmalene Carter                      1814 S. Drago Street                  Peoria               IL      61605

Dimitrios Alexander                  1401 Highridge Parkway                Westchester          IL      60154

Ann Brown                            23-H Englewood Avenue                 E. Greenbush         NY      12061

Olive Welbourn                       PO Box 1486                           Gold Beach           OR    97444-1486

Phyllis F. Conyers                   PO Box 461                            Battleboro           NC      27809

Mrs. Renie Pasquale                  8 Primrose Court                      Wappingers Falls     NY      12590

Dorothy Gardner                      383 Walnut Street                     Arroyo               CA      93428

Enid Teitelbaum                      6 Hampton Way                         Woodbury             NY      11797

Cheryl Miller                        W 508 Shasta Way # 17                 Spokane              WA      99208

Pamela Whitaker                      188 Lowgags Road                      Ukiah                CA      95482

Brian Blechman                       150 Motor Parkway                     Hauppauge            NY      11788

Neil Blechman                        150 Motor Parkway                     Hauppauge            NY      11788

Dean Blechman                        150 Motor Parkway                     Hauppauge            NY      11788

Ross Blechman                        150 Motor Parkway                     Hauppauge            NY      11788

Steve Blechman                       150 Motor Parkway                     Hauppauge            NY      11788

Joseph Ambrosio                      15 Dellmarie Lane                     Nesconset            NY      11767

Richard Delbosco                     19 Stuyvesant Lane                    Smithtown            NY      11787

Dhruba Dutta                         8 Sterling Plaza                      North Hills          NY      11576

Patricia Esposito                    206 Nina Street                       Holbrook             NY      11741

Shafiqul Islam                       5 Ginger Court                        Centereach           NY      11720

                                      DATE CLAIM WAS
                                       INCURRED AND
                                    CONSIDERATION FOR
                                    CLAIM, IF CLAIM IS
                                   SUBJECT TO SETOFF, SO                                              AMOUNT OF
         CREDITOR'S NAME                  STATE            CONTINGENT   UNLIQUIDATED   DISPUTED         CLAIM
-----------------------------------------------------------------------------------------------------------------
B. Loev                                  Various                                                     $         43

Richard Craig                            Various                                                     $          8

LJ Henggeler                             Various                                                     $         15

Barb Olsen                               Various                                                     $          7

Carmen Scalfaro                          Various                                                     $          4

Joseph Zodl                              Various                                                     $         20

Matthew Pease                            Various                                                     $         13

Negel Puce                               Various                                                     $         21

Quintin Thompson                         Various                                                     $         16

Lori Feldman                             Various                                                     $          4

Patrick Flynn                            Various                                                     $          9

Rose Smith                               Various                                                     $          7

Bev Nieting                              Various                                                     $          4

Emmalene Carter                          Various                                                     $         13

Dimitrios Alexander                      Various                                                     $         26

Ann Brown                                Various                                                     $         22

Olive Welbourn                           Various                                                     $          6

Phyllis F. Conyers                       Various                                                     $         25

Mrs. Renie Pasquale                      Various                                                     $         23

Dorothy Gardner                          Various                                                     $         13

Enid Teitelbaum                          Various                                                     $         35

Cheryl Miller                            Various                                                     $         37

Pamela Whitaker                          Various                                                     $         10

Brian Blechman                           Various                              X                         Unknown

Neil Blechman                            Various                              X                         Unknown

Dean Blechman                            Various                              X                         Unknown

Ross Blechman                            Various                              X                         Unknown

Steve Blechman                           Various                              X                         Unknown

Joseph Ambrosio                         5/30/2003                             X                         Unknown

Richard Delbosco                        6/13/2003                             X                         Unknown

Dhruba Dutta                            4/30/2003                             X                         Unknown

Patricia Esposito                       3/31/2003                             X                         Unknown

Shafiqul Islam                          3/28/2003                             X                         Unknown

                                  Attachment F
                                                                 Page 113 of 142

                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.                                                                        Case No. 03-15566 (CB)
Debtor                           ATTACHMENT F - CREDITORS HOLDING UNSECURED NON PRIORITY CLAIMS                  Chapter 11

         CREDITOR'S NAME                   ADDRESS                             CITY           STATE    ZIP CODE    CODEBTOR
---------------------------------------------------------------------------------------------------------------------------
Suham Jenab                          2 Horn Leaf Lane                      Holbrook             NY      11741

Philip Kazin                         19 Sandra Drive                       Dix Hills            NY      11746

Anwarul Khan                         10 Durst Drive                        Selden               NY      11784

William J. Liggan                    PO Box 149                            Cutchogue            NY      11935

William U. Westerfiled               134 Silvermist Court                  Little Siliver       NJ      07739

John Danhakl                         c/o Leonard Green & Partners, LP
                                     11111 Santa Monica Blvd, Suite 2000   Los Angeles          CA      90025

Jonathan Sokoloff                    c/o Leonard Green & Partners, LP
                                     11111 Santa Monica Blvd, Suite 2000   Los Angeles          CA      90025

Leonard Schutzman                    Lifetime Structural Systems           Jensen Beach         FL      34957
                                     1298 N.E. Business Park Place

                                      DATE CLAIM WAS
                                       INCURRED AND
                                    CONSIDERATION FOR
                                    CLAIM, IF CLAIM IS
                                   SUBJECT TO SETOFF, SO                                              AMOUNT OF
         CREDITOR'S NAME                  STATE            CONTINGENT   UNLIQUIDATED   DISPUTED         CLAIM
-----------------------------------------------------------------------------------------------------------------
Suham Jenab                             3/31/2003                             X                         Unknown

Philip Kazin                            11/8/2002                             X                         Unknown

Anwarul Khan                            3/31/2003                             X                         Unknown

William J. Liggan                       5/16/2003                             X                         Unknown

William U. Westerfiled                   Various                              X                         Unknown

John Danhakl
                                         Various                              X                         Unknown

Jonathan Sokoloff
                                         Various                              X                         Unknown

Leonard Schutzman                        Various                              X                         Unknown

                                                                              TOTAL                  $ 61,071,083

                                  Attachment F
                                                                 Page 114 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.    SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES    Case No. 03-15566(CB)
Debtor                                                                                               Chapter 11

In Re: Twin Laboratories Inc.                             Case No. 03-15566 (CB)
Debtor                                                                Chapter 11

              SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES

Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests.

State nature of debtor's interest in contract, i.e., "Purchaser," "Agent," etc. State whether debtor is the lessor or lessee of a lease.

Provide the names and complete mailing addresses of all other parties to each lease or contract described.

NOTE: A party listed on this schedule will not receive notice of the filing of this case unless the party is also scheduled in the appropriate schedule of creditors.

    [ ] Check this box if debtor has no executory contracts or unexpired leases.


                            TYPE OF CONTRACT
   NAME AND MAILING          (STATE CONTRACT
ADDRESS INCLUDING ZIP         NUMBER OF ANY                                      NATURE OF
CODE, OF OTHER PARTIES         GOVERNMENT          NON-RESIDENTIAL               DEBTOR'S
 TO LEASE OR CONTRACT           CONTRACT)           REAL PROPERTY     LOCATION   INTEREST
------------------------------------------------------------------------------------------
See Attachment G


SPECIFIC NOTES:

Listing a contract or agreement on this schedule does not constitute an admission that such contract or agreement is an executory contract or unexpired lease. Any and all of the Debtor's rights, claims and causes of action with respect to the contracts and agreements listed on this schedule are hereby reserved and preserved.

Similarly, the listing of a contract or lease on this schedule does not constitute an admission that such document is not a secured financing.

The business of the Debtor is complex. While every effort has been made to ensure the accuracy of this Schedule of Executory Contracts, inadvertent errors or omissions may have occurred. The Debtor does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein, or the validity or enforceability of any contracts, agreements or leases listed herein. The Debtor hereby reserves the right to dispute the validity, status or enforceability of any contracts, agreements or leases set forth herein and to amend or supplement this statement.

Certain of these agreements listed on Schedule G may be in the nature of conditional sales agreements or secured financings. The Debtor reserves all of its rights to dispute or challenge the characterization of the structure of any transaction, or any document or instrument, or otherwise seek the re-characterization of any lease identified herein as a security device.

The contracts, agreements and leases listed on Schedule G may have expired or been modified, amended or supplemented from time to time by various amendments, restatements, waivers, estoppel certificates, letters or other documents, instruments or agreements which may be listed herein. Certain of the real property leases listed on this Schedule G may contain rights of first refusal, rights to lease additional space or other miscellaneous rights. Such rights, powers, duties and obligations are not set forth on this Schedule G. Certain of the executory agreements may have not been memorialized and could be subject to dispute. Schedule G does not include all equipment purchase orders. Moreover, several master lease agreements have been identified on this Schedule G, but the individual leases covered by the master lease may not have been fully identified. Additionally, the Debtor may be party to various other agreements concerning real property, such as easements, rights of way, subordination, non-disturbance and attornment agreements, supplemental agreements, amendments/letter agreements, title documents, consents, site plans, maps or other miscellaneous agreements. Such agreements are not set forth on this Schedule G.

                                  Schedule G.
                                                                 Page 115 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.    ATTACHMENT G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES    Case No. 03-15566(CB)
Debtor                                                                                                 Chapter 11

                                                                                    NON-
NAME AND MAILING ADDRESS                   TYPE OF CONTRACT (STATE               RESIDENTIAL
INCLUDING ZIP CODE, OF OTHER               CONTRACT NUMBER OF ANY                   REAL                  NATURE OF DEBTOR'S
PARTIES TO LEASE OR CONTRACT                GOVERNMENT CONTRACT)                  PROPERTY     LOCATION        INTEREST
----------------------------------------------------------------------------------------------------------------------------
Archer-Daniels-Midland Company   Novasoy Co-labeling/Co-Advertising                 N/A           N/A     Purchaser/Licensee
Box 1470                         Agreement dated 4/23/98 and Nutrisoy
Decatur, IL 62525                License Agreement dated 2/25/00

Rite-Aid                         Business Letter Agreement dated 11/5/02            N/A           N/A           Seller
P.O. Box 3165
Harrisburg, PA 17105

Rite-Aid                         Defense and Indemnity Agreement dated 1/29/03      N/A           N/A         Indemnitor
P.O. Box 3165
Harrisburg, PA 17105

Vitamex AB                       Manufacturing Requirements Agreement               N/A           N/A         Purchaser
BERGSLAGSGATAN 9                 dated 4/1/00
P.O. BOX 715
SE-601 16 NORRKOPING
SWEDEN

ConsumerLab.com                  Guaranteed Testing Agreement dated 10/19/00.       N/A           N/A         Purchaser
333 Mamaroneck Avenue
White Plains, NY 10605

Interhealth Nutraceuticals Inc   Citrimax Trademark Licensing Agreement             N/A           N/A     Purchaser/Licensee
5451 Industrial Way              dated 10/10/94 and Citrimax Purchase
Benicia CA 94510                 Agreement dated 10/10/94

Inter-Cal Neutraceuticals        Distribution Agreement dated 6/26/1996, as         N/A           N/A         Purchaser
6735 Inter-Cal Way               amended 6/3/02.
Prescott, AZ 86301

Med-Pro Industries               Distribution Agreement dated 7/1/1997              N/A           N/A         Purchaser
38350 Fremont Blvd.
Fremont CA 94536

Nutraceutix, Inc.                Letter Agreement dated April 23, 1999              N/A           N/A         Purchaser
8340 154th Avenue NE
Redmond, WA 98052

Crown Equipment Corp.            Planned Maintenance Service Agreement              N/A           N/A         Purchaser
P.O. Box 641173                  dated 1/28/2003
Cincinnati OH 45264

                                  Attachment G
                                                                 Page 116 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.    ATTACHMENT G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES    Case No. 03-15566(CB)
Debtor                                                                                                 Chapter 11

                                                                                    NON-
NAME AND MAILING ADDRESS                   TYPE OF CONTRACT (STATE               RESIDENTIAL
INCLUDING ZIP CODE, OF OTHER               CONTRACT NUMBER OF ANY                   REAL                  NATURE OF DEBTOR'S
PARTIES TO LEASE OR CONTRACT                GOVERNMENT CONTRACT)                  PROPERTY     LOCATION        INTEREST
----------------------------------------------------------------------------------------------------------------------------
Bratt, Inc.                      Landscape Maintenance Contract dated               N/A           N/A         Purchaser
754 West 700 South               2/28/2002 and Snow Removal Contract dated
Pleasant Grove, UT 84062         10/14/2002

Thyssenkrupp Elevator            Elevator Maintenance Agreement between             N/A           N/A         Purchaser
Corporation 2963                 Nature's Herbs and Thyssen Dover Elevator
W. Parkway Blvd. West Valley     Corporation dated August 25, 1999
City, UT 84119

Safety-Kleen Systems Inc.        Waste Handling Agreement between Safety-           N/A           N/A         Purchaser
5400 Legacy Drive                Kleen Corp. and Nature's Herbs dated
Cluster II, Building 3           9/24/1998
Plano, TX 75024

Waste Management of Utah         Service Agreement re: Nonhazardous Wastes          N/A           N/A         Purchaser
P.O. Box 78845                   Waste dated 4/1/02
Phoenix, AZ 85062-8845

A.C. Nielsen Company             Agreement for Marketing Research Services          N/A           N/A         Purchaser
401 Merritt 7 Corporate Park     dated 7/8/02.
Norwalk, CT 06851
Attn:  Denise Green

Good Karma Foods Inc.            Supply and Requirements Agreement dated as         N/A           N/A         Purchaser
150 E. Olive Street              of 8/3/01
Suite 215
Burbank, CA 91502

Piknik Products Company          Packing Agreement dated 8/5/02                     N/A           N/A         Purchaser
3806 Day Street
Montgomery, AL 36108

Scandinavian Pro Products SE AB  Exclusive Distribution Agreement dated 6/1/03      N/A           N/A           Seller
Finspangsgatan 51
163 53 Spanga, Sweden

Grain Processing Corp.           Purchase Order Agreement dated 12/6/99             N/A           N/A         Purchaser
P.O. Box 92670
Chicago, IL 60675-0001

                                  Attachment G
                                                                 Page 117 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.    ATTACHMENT G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES    Case No. 03-15566(CB)
Debtor                                                                                                 Chapter 11

                                                                                         NON-
NAME AND MAILING ADDRESS                        TYPE OF CONTRACT (STATE               RESIDENTIAL
INCLUDING ZIP CODE, OF OTHER                    CONTRACT NUMBER OF ANY                   REAL                  NATURE OF DEBTOR'S
PARTIES TO LEASE OR CONTRACT                     GOVERNMENT CONTRACT)                  PROPERTY     LOCATION        INTEREST
---------------------------------------------------------------------------------------------------------------------------------
Laboratories Robert Schwartz          Non-Disclosure Agreement dated 8/16/01             N/A           N/A           Party to
Pare d'Innovation                                                                                                Confidentiality
Boulevard Gothier a'Andenach                                                                                        Agreement
67400 Illkirch
Strasbourg, France

Communications Data Services, Inc.    Mutual Confidentiality and Nondisclosure             N/A         N/A           Party to
1901 Bell Avenue                      Agreement dated as of 4/2/02                                               Confidentiality
Des Moines, Iowa 50315                                                                                              Agreement

Hilco Capital LP                      Confidentiality Agreement dated 6/23/03              N/A         N/A           Party to
5 Revere Drive                                                                                                   Confidentiality
Suite 202                                                                                                           Agreement
Northbrook, IL 60062

Bank of America                       Confidentiality Agreement dated 7/10/03              N/A         N/A           Party to
335 Madison Avenue                                                                                               Confidentiality
New York, NY 10017                                                                                                  Agreement

Cerberus Capital Management, L.P.     Confidentiality Agreement dated 6/26/03              N/A         N/A           Party to
450 Park Avenue                                                                                                  Confidentiality
28th Floor                                                                                                          Agreement
New York, NY 10022

Fleet Capital Corporation             Confidentiality Agreement dated 6/27/03              N/A         N/A           Party to
1633 Broadway                                                                                                    Confidentiality
29th Floor                                                                                                          Agreement
New York, NY 10019

GE Capital Commercial Finance, Inc.   Confidentiality Agreement dated 7/17/03              N/A         N/A           Party to
622 Third Avenue                                                                                                 Confidentiality
33rd Floor                                                                                                          Agreement
New York, NY 10017

Clinical Nutrition, s.a.              Manufacturing Requirements Agreement                 N/A         N/A          Purchaser
APDO. CORREOS 108                     dated as of 3/1/02
PARATGE LES ESCOMES, S/N
08310 ARGENTONA (BARCELONA)
SPAIN

                                  Attachment G
                                                                 Page 118 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.    ATTACHMENT G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES    Case No. 03-15566(CB)
Debtor                                                                                                 Chapter 11

                                                                                         NON-
NAME AND MAILING ADDRESS                        TYPE OF CONTRACT (STATE               RESIDENTIAL
INCLUDING ZIP CODE, OF OTHER                    CONTRACT NUMBER OF ANY                   REAL                  NATURE OF DEBTOR'S
PARTIES TO LEASE OR CONTRACT                     GOVERNMENT CONTRACT)                  PROPERTY     LOCATION        INTEREST
---------------------------------------------------------------------------------------------------------------------------------
Steve Blechman                        Stock Purchase Agreement dated 6/1/01                N/A         N/A          Seller
c/o Advance Research Press, Inc.
690 Route 25A
Setacket, NY 11733

Brand Enterprises, LLC and Nathan     Letter Agreement dated 7/24/98                       N/A         N/A        Purchaser
Roach
1130 Wildhorse Pkwy.
Chesterfield, MO 63005

Dr. Jeffery Volek                     Consulting Agreement dated 3/1/03                    N/A         N/A        Purchaser
39 Buckland St. #6322
Manchester, CT 06040

Dr. David Medway                      Consulting Agreement dated 4/30/03                   N/A         N/A        Purchaser
5403 Newcastle Ave., #19
Encino, CA 91316

Novel Delivery Systems Pty Limited    Letter License Agreement dated 4/11/00               N/A         N/A        Purchaser
(NDS)
Level 2
2 McCabe Place
Willoughby N.S.W. 2068, Australia

Advantage/Pezrow                      Principal/Broker Sales Representation                N/A         N/A        Principal
P.O. Box 23474                        Agreement dated 4/1/02
Newark, NJ 07189

Advantage Sales and Marketing (CO)    Principal/Broker Sales Representation                N/A         N/A        Principal
7399 South Tucson Way                 Agreement dated 6/1/02
Englewood, CO 80112

Advantage Sales & Marketing (KS)      Principal/Broker Sales Representation                N/A         N/A        Principal
12301 W. 106th Street                 Agreement dated 4/1/01
Overland, KS 66215

Advantage Sales and Marketing (CA)    Principal/Broker Sales Representation                N/A         N/A        Principal
18851 Bardeen Avenue                  Agreement dated 6/1/01
Irvine, CA 92612

Advantage Sales & Marketing (ID)      Principal/Broker Sales Representation                N/A         N/A        Principal
415 South 13th St.                    Agreement dated 5/1/01
Boise,ID 83702

                                  Attachment G
                                                                 Page 119 of 142

                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.    ATTACHMENT G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES    Case No. 03-15566(CB)
Debtor                                                                                                 Chapter 11

                                                                                         NON-
NAME AND MAILING ADDRESS                        TYPE OF CONTRACT (STATE               RESIDENTIAL
INCLUDING ZIP CODE, OF OTHER                    CONTRACT NUMBER OF ANY                   REAL                  NATURE OF DEBTOR'S
PARTIES TO LEASE OR CONTRACT                     GOVERNMENT CONTRACT)                  PROPERTY     LOCATION        INTEREST
---------------------------------------------------------------------------------------------------------------------------------
Advantage Sales & Marketing (MO)      Principal/Broker Sales Representation                N/A         N/A        Principal
140 Weldon Parkway                    Agreement dated 1/1/01
Maryland Heights, MO 63043

Advantage Sales & Marketing (Pitt.)   Principal/Broker Sales Representation                N/A         N/A        Principal
419 Friday St.                        Agreement dated 3/1/01
Pittsburgh, PA 58091

Advantage Sales and Marketing         Principal/Broker Sales Representation                N/A         N/A        Principal
Eastern                               Agreement dated 9/25/01
(Syracuse, NY)
202 Twin Oaks Drive
Syracuse, NY 13206

Banks Associated Sales, Inc.          Principal/Broker Sales Representation                N/A         N/A        Principal
2417 Sherbrooke Lane                  Agreement dated 1/1/01
McKinney, TX 75070

Crossmark, Inc.                       Principal/Broker Sales Representation                N/A         N/A        Principal
P.O. Box 910702                       Agreement dated 7/1/00
Dallas, TX 75391-0702

ESM/Ferolie                           Principal/Broker Sales Representation                N/A         N/A        Principal
2 Van Riper Road                      Agreement dated 1/1/99
Montvale, NJ 07645-0409

ESM/New England                       Principal/Broker Sales Representation                N/A         N/A        Principal
200 First Avenue                      Agreement dated 1/1/01
Needham, MA  02104

ESM/Upstate                           Principal/Broker Sales Representation                N/A         N/A        Principal
280 Spindrift Drive                   Agreement dated 1/1/01
Williamsville, NY 14221

HRK Sales & Marketing                 Principal/Broker Sales Representation                N/A         N/A        Principal
11502 Century Blvd.                   Agreement dated 11/1/98 or 99
Springdale, OH 45246-3305

Hynes Inc.                            Principal/Broker Sales Representation                N/A         N/A        Principal
6525 Morrison Blvd.                   Agreement dated 11/1/02
Suite 515
Charlotte, NC 28211

                                  Attachment G
                                                                 Page 120 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.    ATTACHMENT G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES    Case No. 03-15566(CB)
Debtor                                                                                                 Chapter 11

                                                                                         NON-
NAME AND MAILING ADDRESS                        TYPE OF CONTRACT (STATE               RESIDENTIAL
INCLUDING ZIP CODE, OF OTHER                    CONTRACT NUMBER OF ANY                   REAL                  NATURE OF DEBTOR'S
PARTIES TO LEASE OR CONTRACT                     GOVERNMENT CONTRACT)                  PROPERTY     LOCATION        INTEREST
---------------------------------------------------------------------------------------------------------------------------------
International Health Food Brokers     Principal/Broker Sales Representation                N/A         N/A        Principal
2356 Brixham Ave.                     Agreement with dated 3/30/01
Orlando, FL 32828

Miller Broker Sales                   Principal/Broker Sales Representation                N/A         N/A        Principal
677 Craig Road                        Agreement dated 8/1/02
Creve Coeur, MO 63141

MJ Marketing                          Principal/Broker Sales Representation                N/A         N/A        Principal
1337 County Road D.                   Agreement dated 9/1/02
Vadnais Heights, MN  55109

Pacific Natural Sales                 Principal/Broker Sales Representation                N/A         N/A        Principal
13045 S.W. 107th Ct.                  Agreement dated 10/24/00
Tigaro, OR 97223

Pacifica Natural Brokers              Principal/Broker Sales Representation                N/A         N/A        Principal
40 Laenui Place                       Agreement dated 10/15/01
Paia, HI 96779

Roadrunner Distributing & Brokerage   Manufacturer/Broker Agreement dated                  N/A         N/A        Principal
21630 North 19TH Ave.                 4/22/92
Phoenix, AZ  85027

SCS Network                           Principal/Broker Sales Representation                N/A         N/A        Principal
4457 Willow Road                      Agreement dated 10/1/02
Suite 110
Pleasanton, CA  94588

Specialized Marketing, Inc            Principal/Broker Sales Representation                N/A         N/A        Principal
PO Box 910408                         Agreement dated 3/1/96
Dallas, TX  75391-0408

Sunbelt Sales & Management            Principal/Broker Sales Representation                N/A         N/A        Principal
900-G Anastasia Blvd.                 Agreement dated 1/1/01
St. Augustine, FL 32085

Trend Marketing, Inc.                 Principal/Broker Sales Representation                N/A         N/A        Principal
12 Villa Street                       Agreement dated 3/20/02
Mansfield, MA 02048

                                  Attachment G
                                                                 Page 121 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.    ATTACHMENT G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES    Case No. 03-15566(CB)
Debtor                                                                                                 Chapter 11

                                                                                         NON-
NAME AND MAILING ADDRESS                        TYPE OF CONTRACT (STATE               RESIDENTIAL
INCLUDING ZIP CODE, OF OTHER                    CONTRACT NUMBER OF ANY                   REAL                  NATURE OF DEBTOR'S
PARTIES TO LEASE OR CONTRACT                     GOVERNMENT CONTRACT)                  PROPERTY     LOCATION        INTEREST
---------------------------------------------------------------------------------------------------------------------------------
Naturally Scientific, Inc.            Non-Disclosure Agreement dated 2/21/03               N/A         N/A         Party to
10 Henderson Drive                                                                                             Confidentiality
West Caldwell, NJ 07006                                                                                           Agreement

Quantum Nutritionals, L.L.C.          Manufacturing, Fulfillment and Order                 N/A         N/A        Purchaser
8585 P.G.A. Drive                     Processing Agreement dated 2/1/01
Suite 106
Walled Lake, MI 48390

Sphinx Comercial e Importadora        Exclusive Distribution Agreement dated               N/A         N/A          Seller
Ltda.                                 1/22/98
RUA DR. SODRE 122, CONJUNTO 94
SAO PAULO, SP  04535-110
BRAZIL

Nutrisalud, S.A.                      Exclusive Distribution Agreement dated               N/A         N/A          Seller
CALLE RESPALDO SOCORRO SANCHEZ,       9/1/01
NO.2
GASCUE, SANTO DOMINGO
DISTRITO NACIONAL
DOMINICAN REPUBLIC

Nofa International                    Exclusive Distribution Agreement dated as of         N/A         N/A          Seller
PO BOX 16916                          11/98
JEDDAH 21474
SAUDI ARABIA

Inportadora y Commercializadora de    Exclusive Distribution Agreement dated as of         N/A         N/A          Seller
Productos Alimenticios y              7/1/02
Farmaceuticos, Ltda.
AV. MANQUEHUE SUR 1822
LAS CONDES
SANTIAGO 6762914
CHILE

                                  Attachment G
                                                                 Page 122 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.    ATTACHMENT G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES    Case No. 03-15566(CB)
Debtor                                                                                                 Chapter 11

                                                                                         NON-
NAME AND MAILING ADDRESS                        TYPE OF CONTRACT (STATE               RESIDENTIAL
INCLUDING ZIP CODE, OF OTHER                    CONTRACT NUMBER OF ANY                   REAL                  NATURE OF DEBTOR'S
PARTIES TO LEASE OR CONTRACT                     GOVERNMENT CONTRACT)                  PROPERTY     LOCATION        INTEREST
---------------------------------------------------------------------------------------------------------------------------------
P.T. Natural Nutrindo                 Distribution Agreement dated as of 7/1/03            N/A         N/A          Seller
JL. PANJANG NO. 81 BLOK A-B
DURI  KEPA,
JAKARTA 11510
INDONESIA

LSG Wholesale Ltd.                    Distribution Agreement dated as of 2/1/03            N/A         N/A          Seller
UNIT 14 ASHLEAF SC
CRUMLIN CROSS
DUBLIN 12
IRELAND

DAA Sport Marketing Ltd.              Exclusive Distribution Agreement dated as of         N/A         N/A          Seller
HARUV STREET                          9/1/98
MOSHAV UDIM, ISRAEL

Daesang America, Inc.                 Exclusive Distribution Agreement dated as of         N/A         N/A          Seller
ONE UNIVERSITY PLAZA, SUITE           2/14/03
HACKENSACK, NJ 07601

Health 2000+ Limited                  Exclusive Distribution Agreement dated as of         N/A         N/A          Seller
P. O. BOX 1348                        4/1/00
16 VIALOU STREET
HAMILTON, NEW ZEALAND

Xtreme S.R.L. Import. & Export        Exclusive Distribution Agreement dated               N/A         N/A          Seller
CARRETEROS DEL CHACO Y                9/1/01
LISTOS VALOIS
CIUDAD DEL ESTE, PARAGUAY

William Jacks & Company(s) Pte.       Exclusive Distribution Agreement dated               N/A         N/A          Seller
Ltd.                                  11/11/97
7500-E BEACH ROAD #03-201
THE PLAZA
199595
SINGAPORE

                                  Attachment G
                                                                 Page 123 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.    ATTACHMENT G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES    Case No. 03-15566(CB)
Debtor                                                                                                 Chapter 11

                                                                                         NON-
NAME AND MAILING ADDRESS                        TYPE OF CONTRACT (STATE               RESIDENTIAL
INCLUDING ZIP CODE, OF OTHER                    CONTRACT NUMBER OF ANY                   REAL                    NATURE OF DEBTOR'S
PARTIES TO LEASE OR CONTRACT                     GOVERNMENT CONTRACT)                  PROPERTY     LOCATION          INTEREST
-----------------------------------------------------------------------------------------------------------------------------------
ILEX Nutriceuticals SA (Pty) Ltd.     Exclusive Distribution Agreement dated as of         N/A         N/A            Seller
5 STIRRUP LANE                        3/1/03
WOODMEAD OFFICE PARK
VAN REENENS AVE.
WOODMEAD EXT. 14
JOHANNESBURG
SOUTH AFRICA

Ecolandia Internacional Comercio de   Exclusive Distribution Agreement with dated          N/A         N/A            Seller
Produtos Naturais                     as of 5/15/01
RUA DO ENTREPOSTO INDUSTRIAL

N(degree)3-2(degree)ANDAR
QUINTA GRANDE
2720-442 ALFRAGIDE
PORTUGAL

Beau Terre Inc.                       Lease Agreement dated as of 7/15/03                  Yes      1005 Beau         Leasee
1005 Beau Terre Drive                                                                              Terre Drive
Bentonville, AR  72712                                                                             Bentonville,
                                                                                                    AR 72712

Nutratech, Inc.                       Supply Agreement dated 6/25/02                       N/A         N/A           Purchaser
50 Galesi Drive
Wayne, NJ  7470

ThermoLife International              Agreement dated 3/21/03                              N/A         N/A           Purchaser
3941 E. Chandler Blvd.
#106-212
Phoenix, AZ  85048

Metabolic Technologies, Inc.          Sublicense Agreement dated 3/26/97, as               N/A         N/A           Purchaser
2625 North Loop Drive                 renewed on 2/27/02
Ames, IA  50010

Milliman & Robertson, Inc.            Administrative Services Agreement dated              N/A         N/A           Purchaser
9400 NORTH CENTRAL EXPRESSWAY         7/1/00
SUITE 1000
DALLAS, TX  75231-5030

                                  Attachment G
                                                                 Page 124 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.    ATTACHMENT G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES    Case No. 03-15566(CB)
Debtor                                                                                                 Chapter 11

                                                                                         NON-
NAME AND MAILING ADDRESS                        TYPE OF CONTRACT (STATE               RESIDENTIAL
INCLUDING ZIP CODE, OF OTHER                    CONTRACT NUMBER OF ANY                   REAL                    NATURE OF DEBTOR'S
PARTIES TO LEASE OR CONTRACT                     GOVERNMENT CONTRACT)                  PROPERTY     LOCATION          INTEREST
-----------------------------------------------------------------------------------------------------------------------------------
Lonza Inc.                            Sublicense Agreement dated 12/11/01                  N/A         N/A          Licensee
PHILADELPHIA, PA  19170-6753

Iron Mountain                         Records Management and Service                       N/A         N/A         Purchaser
203 Moonachie Road                    Agreement dated 4/28/00
Moonachie, NJ 07074
Attn: Aaron Anderson

SAI Marketing, Inc.                   Purchase Order for "Retailer Check"                  N/A         N/A         Purchaser
2600 PHILMONT AVENUE                  Program dated 8/9/02
HUNTINDON VALLEY, PA  19006

Atari, S.A., DE C.V.                  Exclusive Distribution Agreement dated 1/03          N/A         N/A           Seller
AV LAZARO CARDENAS 2424 PTE
APARTADO POSTAL 330 SUCURSAL B
RESIDENCIAL SAN AGUSTIN
GARZA GARCIA, NUEVO LEON 66260
MEXICO

SAP America Software                  End-User License Agreement dated                     N/A         N/A     Purchaser/Licensee
PO BOX 7780-4024                      December 15, 1999, as amended
PHILADELPHIA, PA  19182-4024

FEDERAL EXPRESS                       FedEx Express Pricing Program Agreement              N/A         N/A         Purchaser
A/C#1513-7364-0
PITTSBURGH, PA  15250-7461

FEDERAL EXPRESS
A/C#2490-5213-2
MEMPHIS, TN  38101-1140

Albion Laboratories, Inc.             Trademark and License and Patent Number              N/A         N/A        Purchaser
101 NORTH MAIN                        Labeling Agreement dated 8/28/02
CLEARFIELD, UT  84089

AON                                   Agreement for insurance brokerage services           N/A         N/A        Purchaser
CHICAGO, IL  60673-3131               dated 6/1/99

                                  Attachment G

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.    ATTACHMENT G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES    Case No. 03-15566(CB)
Debtor                                                                                                 Chapter 11

                                                                                         NON-
NAME AND MAILING ADDRESS                        TYPE OF CONTRACT (STATE               RESIDENTIAL
INCLUDING ZIP CODE, OF OTHER                    CONTRACT NUMBER OF ANY                   REAL                    NATURE OF DEBTOR'S
PARTIES TO LEASE OR CONTRACT                     GOVERNMENT CONTRACT)                  PROPERTY     LOCATION          INTEREST
-----------------------------------------------------------------------------------------------------------------------------------
Milliman & Robertson, Inc.            Investment Advisory Services Agreement               N/A         N/A        Purchaser
9400 North Central Expressway         with dated 1/1/2001
Suite 1000
Dallas, TX  75231-5030

Dun & Bradstreet                      Agreement (ADP/MDP Order Form) dated                 N/A         N/A        Purchaser
PO Box 92542                          12/17/01
Chicago, IL  60675-2542

Retail Solutions International Inc.   Agreement dated 4/3/03                               N/A         N/A        Purchaser
6 Blackstone Valley Place #403
Lincoln, RI 02865-1112

Damages Recovery Systems, Inc.        Agreement dated 10/21/02                             N/A         N/A        Purchaser
31 Robinson Street
Pottstown, PA  19464

Damage Recovery Systems, Inc.         Confidentiality and Non-Disclosure                   N/A         N/A         Party to
31 Robinson Street                    Agreement dated 10/21/02                                                 Confidentiality
Pottstown, PA  19464                                                                                              Agreement

Damage Recovery Systems Inc.          Agreement dated 9/16/03                              N/A         N/A        Purchaser
31 Robinson Street
Pottstown, PA  19464

PacifiCorp d/b/a Utah Power &         Energy Services Contract dated 10/21/93              N/A         N/A        Purchaser
Light Company
PO Box 31898
Salt Lake City Ut 84131

RAC Industrial Developers             Lease dated 11/28/88, as amended by Lease            Yes     701 Union       Lessee
3505 Veterans Highway                 Extension Agreement dated 1/21/92, as                         Parkway,
Ronkonkoma, NY 11779                  further amended by Lease Extension                           Ronkonkoma
                                      Agreement dated 9/29/93, as further                          NY 11779
                                      amended by Lease Extension Agreement
                                      dated 1/29/96, as further amended by Lease
                                      Extension Agreement dated 10/25/01.

                                  Attachment G

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.    ATTACHMENT G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES    Case No. 03-15566(CB)
Debtor                                                                                                 Chapter 11

                                                                                         NON-
NAME AND MAILING ADDRESS                        TYPE OF CONTRACT (STATE               RESIDENTIAL
INCLUDING ZIP CODE, OF OTHER                    CONTRACT NUMBER OF ANY                   REAL                    NATURE OF DEBTOR'S
PARTIES TO LEASE OR CONTRACT                     GOVERNMENT CONTRACT)                  PROPERTY     LOCATION          INTEREST
-----------------------------------------------------------------------------------------------------------------------------------
Reckson Operating Partnership, L.P.   Agreement of Lease dated as of 1/16/98, as          Yes       150 Motor          Lessee
P.O. Box 5656                         amended by Lease Modification Agreement                       Parkway,
NEW YORK, NY  10087-5656              dated as of 8/21/98, as further amended by                    Hauppauge
                                      Second Lease Modification Agreement dated as                  NY 11788
                                      of 4/30/99 and as further amended by
                                      Third Lease Modification Agreement dated
                                      as of 5/30/03.

AAFES                                 Retail Agreement dated 5/29/03.  Gov't               N/A         N/A             Seller
3911 S. Walton Walker Blvd.           Contract:  Number Unknown.  Vendor
Dallas, TX 75236-1598                 Procurement #: 60428501

Master Data Center                    Software License and Support Agreement               N/A         N/A       Purchaser/Licensee
PO Box 93841                          dated 7/21/99
CHICAGO, IL  60673-3841

Original Creatine Patent Company      Patent Litigation Settlement and Royalty             N/A         N/A            Licensee
Ltd.                                  Agreement date June 2003
Grandview, North Rigton
Leeds LS 17 0DW
United Kingdom

Fortress Systems LLC                  Patent Litigation Settlement and Licensing           N/A         N/A           Purchaser
14920 Grover Street                   Agreement
Omaha, NE 68144

Think-Tank International              Agreement dated September 1984 as amended.           N/A         N/A           Purchaser
20432 NE 7th Place
North Miami Beach, FL 33179-2438

Forbes Medi-Tech                      Agreement dated December 15, 2000                    N/A         N/A       Purchaser/Licensee
750 WEST Pender Street
Suite 200
Vancouver, BC  V6C 2T8

                                  Attachment G

                          UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.     ATTACHMENT G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES     Case No. 03-15566(CB)
Debtor                                                                                                   Chapter 11

NAME AND MAILING ADDRESS INCLUDING
  ZIP CODE, OF OTHER PARTIES TO             TYPE OF CONTRACT (STATE CONTRACT        NON-RESIDENTIAL              NATURE OF DEBTOR'S
      LEASE OR CONTRACT                    NUMBER OF ANY GOVERNMENT CONTRACT)        REAL PROPERTY    LOCATION        INTEREST
-----------------------------------------------------------------------------------------------------------------------------------
GE Capital                            Schedulae 3,4,5,6,7,8,9,10 & 11 to Master            N/A           N/A           Lessee
PO Box 747016                         Lease Agreement dated April 21, 1997 -
Pittsburgh PA 15274-7016              Manufacturing , Warehousing and Packaging
                                      Equipment

CitiCorp Vendor Finance, Inc.         Canon  Color Pass Z5000                              N/A           N/A           Lessee
PO Box 41647
Philadelphia, PA 19101-1647


Canon Business Solutions              Maintenance for the Canon Color Pass                 N/A           N/A          Purchaser
GPO 33198                             Z5000
Newark, NJ 07188-0198

Ikon Office Solutions                 Ricoh 4022 Copier Maintenance                        N/A           N/A          Purchaser
PO Box 7420                           Agreement
Pasedena, CA 91109-7420

Ross Blechman                         Employment Agreement dated March 1, 2003             N/A           N/A           Employer
c/o Twin Laboratories Inc.
150 Motor Parkway
Hauppauge, NY 11788

Brian Blechman                        Separation Agreement dated November 8, 2002          N/A           N/A           Employer
c/o Twin Laboratories Inc.
150 Motor Parkway
Hauppauge, NY 11788

Dean Blechman                         Termination Agreement dated January 1, 2002          N/A           N/A           Employer
c/o Twin Laboratories Inc.
150 Motor Parkway
Hauppauge, NY 11788

                                  Attachment G

                          UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.    ATTACHMENT G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES     Case No. 03-15566(CB)
Debtor                                                                                                  Chapter 11

NAME AND MAILING ADDRESS INCLUDING
  ZIP CODE, OF OTHER PARTIES TO             TYPE OF CONTRACT (STATE CONTRACT        NON-RESIDENTIAL              NATURE OF DEBTOR'S
      LEASE OR CONTRACT                    NUMBER OF ANY GOVERNMENT CONTRACT)        REAL PROPERTY    LOCATION        INTEREST
-----------------------------------------------------------------------------------------------------------------------------------
Neil Blechman                         Separation Agreement dated November 8, 2002          N/A           N/A           Employer
c/o Twin Laboratories Inc.
150 Motor Parkway
Hauppauge, NY 11788

Jean Blechman                         Consulting Agreement dated May 7, 1996, as           N/A           N/A          Purchaser
c/o Twin Laboratories Inc.            amended on May 7, 2001
150 Motor Parkway
Hauppauge, NY 11788

David Cohen                           Employment Agreements dated 5/1/01, 5/7/01           N/A           N/A           Employer
c/o Twin Laboratories Inc.            and 11/22/02
150 Motor Parkway
Hauppauge, NY 11788

Joseph Sinicropi                      Employment Agreements dated 6/20/01,                 N/A           N/A           Employer
c/o Twin Laboratories Inc.            6/25/01 and 11/22/02
150 Motor Parkway
Hauppauge, NY 11788

Scott Pestyner                        Employment Agreements dated 5/7/00, 8/6/02,          N/A           N/A           Employer
c/o Twin Laboratories Inc.            8/8/02 and 8/22/02
150 Motor Parkway
Hauppauge, NY 11788

Christopher Pendergast                Employment Agreements dated 8/6/02 and               N/A           N/A           Employer
c/o Twin Laboratories Inc.            8/8/02
150 Motor Parkway
Hauppauge, NY 11788

Jay Smyre                             Employment Agreements dated 10/16/98 and             N/A           N/A           Employer
c/o Twin Laboratories Inc.            11/22/02
150 Motor Parkway
Hauppauge, NY 11788

William Rizzardi                      Employment Agreement dated 4/19/99                   N/A           N/A           Employer
c/o Twin Laboratories Inc.
150 Motor Parkway
Hauppauge, NY 11788

                                  Attachment G

                          UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.   ATTACHMENT G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES     Case No. 03-15566(CB)
Debtor                                                                                                 Chapter 11


NAME AND MAILING ADDRESS INCLUDING
  ZIP CODE, OF OTHER PARTIES TO             TYPE OF CONTRACT (STATE CONTRACT        NON-RESIDENTIAL              NATURE OF DEBTOR'S
      LEASE OR CONTRACT                    NUMBER OF ANY GOVERNMENT CONTRACT)        REAL PROPERTY    LOCATION        INTEREST
-----------------------------------------------------------------------------------------------------------------------------------
Brian Richmond                        Employment Agreements dated 12/23/99                 N/A           N/A          Employer
c/o Twin Laboratories Inc.            12/30/99 and 11/22/02
150 Motor Parkway
Hauppauge, NY 11788

Stephen Welling                       Employment Agreements dated 1/1/02                   N/A           N/A          Employer
c/o Twin Laboratories Inc.
150 Motor Parkway
Hauppauge, NY 11788

Richard H. Neuwirth                   Employment Agreements dated 6/17/03 and              N/A           N/A          Employer
c/o Twin Laboratories Inc.            6/19/03
150 Motor Parkway
Hauppauge, NY 11788

Randolph Hull                         Employment Agreement dated 6/2/97                    N/A           N/A          Employer
c/o Twin Laboratories Inc.
150 Motor Parkway
Hauppauge, NY 11788

Passion International                 Joint Venture Agreement dated 3/1/00                 N/A           N/A       Party to Joint
Knightsbridge Business Center                                                                                     Venture Agreement
50 Hans Crescent, 2nd Fl.
London SW1X 0NA
United Kingdom

Estate of Dale Alexander              October 8, 1980 Licensing Agreement                  N/A.          N/A          Licensee
P.O. Box 464
Wrightwood, CA 92397

World Triathlon Corporation           License Agreement dated July 22, 1998,               N/A.          N/A          Licensee
43309 US Hwy. 19 North                as amended.
Tarpon Springs, FL 34689

SNAC System Inc.                      License Agreement dated August 27, 2002              N/A           N/A          Licensee
345 California Drive #34
Burlingame, CA 94010

                                  Attachment G

                          UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.   ATTACHMENT G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES     Case No. 03-15566(CB)
Debtor                                                                                                 Chapter 11

NAME AND MAILING ADDRESS INCLUDING
  ZIP CODE, OF OTHER PARTIES TO             TYPE OF CONTRACT (STATE CONTRACT        NON-RESIDENTIAL              NATURE OF DEBTOR'S
      LEASE OR CONTRACT                    NUMBER OF ANY GOVERNMENT CONTRACT)        REAL PROPERTY    LOCATION        INTEREST
-----------------------------------------------------------------------------------------------------------------------------------
Tishcon Corp.                         Master Purchase Agreement dated August               N/A           N/A         Purchaser
30 New York Avenue                    1, 2002
Westbury , NY 11590

Shannon Minerals                      Heads of Terms dated 9/10/02                         N/A           N/A         Purchaser
Upper Clare Street
Limerick, Ireland

Inovis                                Agreement dated 8/1/03                               N/A           N/A         Purchaser
1277 Lenox Park Blvd
Atlanta, GA 30319

Raymond Leasing Corporation           Equipment Leasing Number - 622311                    N/A           N/A          Lessee
Greene, NY 13778-0130

Raymond Leasing Corporation           Equipment Leasing Number - 622313                    N/A           N/A          Lessee
Greene, NY 13778-0130

Raymond Leasing Corporation           Equipment Leasing Number - 622316                    N/A           N/A          Lessee
Greene, NY 13778-0130

Raymond Leasing Corporation           Equipment Leasing Number - 622317                    N/A           N/A          Lessee
Greene, NY 13778-0130

Raymond Leasing Corporation           Equipment Leasing Number - 622318                    N/A           N/A          Lessee
Greene, NY 13778-0130

Raymond Leasing Corporation           Equipment Leasing Number - 622319                    N/A           N/A          Lessee
Greene, NY 13778-0130

                                  Attachment G

                          UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.   ATTACHMENT G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES     Case No. 03-15566(CB)
Debtor                                                                                                 Chapter 11

NAME AND MAILING ADDRESS INCLUDING
  ZIP CODE, OF OTHER PARTIES TO             TYPE OF CONTRACT (STATE CONTRACT        NON-RESIDENTIAL              NATURE OF DEBTOR'S
      LEASE OR CONTRACT                    NUMBER OF ANY GOVERNMENT CONTRACT)        REAL PROPERTY    LOCATION        INTEREST
-----------------------------------------------------------------------------------------------------------------------------------
Raymond Leasing Corporation           Equipment Leasing Number - 78445                     N/A           N/A          Lessee
Greene, NY 13778-0130

Raymond Leasing Corporation           Equipment Leasing Number - 78446                     N/A           N/A          Lessee
Greene, NY 13778-0130

Raymond Leasing Corporation           Equipment Leasing Number - 622316                    N/A           N/A          Lessee
Greene, NY 13778-0130

Raymond Leasing Corporation           Equipment Leasing Number - 78447                     N/A           N/A          Lessee
Greene, NY 13778-0130

Raymond Leasing Corporation           Equipment Leasing Number - 78449                     N/A           N/A          Lessee
Greene, NY 13778-0130

Raymond Leasing Corporation           Equipment Leasing Number - 19410/1                   N/A           N/A          Lessee
Greene, NY 13778-0130

Raymond Leasing Corporation           Equipment Leasing Number - 622316                    N/A           N/A          Lessee
Greene, NY 13778-0130

Raymond Leasing Corporation           Equipment Leasing Number - 29417/8/9                 N/A           N/A          Lessee
Greene, NY 13778-0130

                                  Attachment G

                          UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.   ATTACHMENT G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES     Case No. 03-15566(CB)
Debtor                                                                                                 Chapter 11

NAME AND MAILING ADDRESS INCLUDING
  ZIP CODE, OF OTHER PARTIES TO             TYPE OF CONTRACT (STATE CONTRACT        NON-RESIDENTIAL              NATURE OF DEBTOR'S
      LEASE OR CONTRACT                    NUMBER OF ANY GOVERNMENT CONTRACT)        REAL PROPERTY    LOCATION        INTEREST
-----------------------------------------------------------------------------------------------------------------------------------
Raymond Leasing Corporation           Equipment Leasing Number - 1942                      N/A           N/A          Lessee
Greene, NY 13778-0130

Toyota Financial Svc                  Commercial Lease Agreement                           N/A           N/A          Lessee
Toyota Lift of Arizona                (Equipment)
1445 N. 26th Avenue                   Acct#: 29871-001-0001
Phoenix, AZ 95009

Great America Leasing Corporation     Equipment Leases                                     N/A           N/A          Lessee
P.O. Box 609                          Contract#: 41824065-1
Cedar Rapids, IA 52406-0609
625 First Street SE
Cedar Rapids, IA 52401

Wells Fargo Financial Leasing, Inc.   Equipment Leases                                     N/A           N/A          Lessee
P.O. Box 6167                         Customer#: 41824065
Carol Stream, IL 60197-6167

Citicorp Vendor Finance, Inc.         Equipment Leases                                     N/A           N/A          Lessee
P.O. Box 7247-0322                    Acct#:  6034453
Philadelphia, PA 19170-0322

Canon Financial Services, Inc.        Equipment Lease                                      N/A           N/A          Lessee
P.O. Box 4004                         Customer#: 0215154
Carol Stream, IL 60197-4004

Mercedez-Benz Credit                  Automobile Lease                                     N/A           N/A          Lessee
P.O. Box 685                          Acct#: 01400685230349001
Roanotie, TX 76262-0685

Ford Credit                           Automobile Lease                                     N/A           N/A          Lessee
P.O. Box 31111                        Acct#: 26810830
Tampa, FL 33631-3111

Xerox Capital Services, LLC           Equipment Leases - Customer Number:                  N/A           N/A          Lessee
P.O. Box 660501                       666080254
Dallas, TX 75266-0501

Xerox Capital Services, LLC           Equipment Leases - Customer Number:                  N/A           N/A          Lessee
P.O. Box 660501                       078719887
Dallas, TX 75266-0501

                                  Attachment G

                          UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.   ATTACHMENT G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES    Case No. 03-15566(CB)
Debtor                                                                                                Chapter 11

NAME AND MAILING ADDRESS INCLUDING
  ZIP CODE, OF OTHER PARTIES TO             TYPE OF CONTRACT (STATE CONTRACT        NON-RESIDENTIAL              NATURE OF DEBTOR'S
      LEASE OR CONTRACT                    NUMBER OF ANY GOVERNMENT CONTRACT)        REAL PROPERTY    LOCATION        INTEREST
-----------------------------------------------------------------------------------------------------------------------------------
Xerox Capital Services, LLC           Equipment Leases - Customer Number:                  N/A           N/A          Lessee
P.O. Box 660501                       666340716
Dallas, TX 75266-0501

Xerox Capital Services, LLC           Equipment Leases - Customer Number:                  N/A           N/A          Lessee
P.O. Box 660501                       308223734
Dallas, TX 75266-0501

Xerox Capital Services, LLC           Equipment Leases - Customer Number:                  N/A           N/A          Lessee
P.O. Box 660501                       308223734
Dallas, TX 75266-0501

Xerox Capital Services, LLC           Equipment Leases - Customer Number:                  N/A           N/A          Lessee
P.O. Box 660501                       959841974
Dallas, TX 75266-0501

Welch Equipment                       Maintenance Contracts                                N/A           N/A         Purchaser
4925 Nome                             Document#: CF10034
Denver, CO 80239

Welch Equipment                       Maintenance Contracts                                N/A           N/A         Purchaser
4925 Nome                             Document#: CF30005
Denver, CO 80239

Welch Equipment                       Maintenance Contracts                                N/A           N/A         Purchaser
4925 Nome                             Document#: CF30006
Denver, CO 80239

Welch Equipment                       Maintenance Contracts                                N/A           N/A         Purchaser
4925 Nome                             Document#: CF30007
Denver, CO 80239

Candle Business Systems, Inc.         Maintenance Agreement                                N/A           N/A         Purchaser
P.O. Box 512                          Customer#: LI8212
Bohemia, NY 11716-0512

Carr Business Systems                 Maintenance Agreement                                N/A           N/A         Purchaser
130 Spagnoli Road                     Customer#: 1OF627
Melville, NY 11747-3502

Loyal Business Machines               Maintenance Agreement                                N/A           N/A         Purchaser
980 Sunrise Highway                   Agreement#: 12853
W. Babylon, NY 11704

                                  Attachment G

                          UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.    ATTACHMENT G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES       Case No. 03-15566(CB)
Debtor                                                                                                    Chapter 11

NAME AND MAILING ADDRESS INCLUDING
  ZIP CODE, OF OTHER PARTIES TO             TYPE OF CONTRACT (STATE CONTRACT        NON-RESIDENTIAL              NATURE OF DEBTOR'S
      LEASE OR CONTRACT                    NUMBER OF ANY GOVERNMENT CONTRACT)        REAL PROPERTY    LOCATION        INTEREST
-----------------------------------------------------------------------------------------------------------------------------------
Loyal Business Machines               Maintenance Agreement                                N/A           N/A         Purchaser
980 Sunrise Highway                   Agreement#: 13629
W. Babylon, NY 11704

Loyal Business Machines               Maintenance Agreement                                N/A           N/A         Purchaser
980 Sunrise Highway                   Agreement#: 13186
W. Babylon, NY 11704

Loyal Business Machines               Maintenance Agreement                                N/A           N/A         Purchaser
980 Sunrise Highway                   Agreement#: 11993
W. Babylon, NY 11704

Loyal Business Machines               Maintenance Agreement                                N/A           N/A         Purchaser
980 Sunrise Highway                   Agreement#: 13246
W. Babylon, NY 11704

Uinta Business Systems                Maintenance Agreements                               N/A           N/A         Purchaser
332 W. Bugatti Avenue
Salt Lake City, UT 84115

IKON Office Solutions                 Equipment Lease                                      N/A           N/A          Lessee
P.O. Box 7420                         Customer#: T2B381
Pasedena, CA 91109-7420

Young Electirc (Yesco)                Equipment Lease                                      N/A           N/A          Lessee
P.O. Box 25728                        Customer#: SO5169
Salt Lake City, UT 84125-0728

Armed Alert                           Security System Agreement                            N/A           N/A         Purchaser
2166 South 900 East
Salt Lake City, UT 84106

SalesLogix (Interact Commerce         Maintenance Agreement                                N/A           N/A         Purchaser
Corporation)                          Customer#: AL21F0002125
Best Software, CRM Division
8800 N. Gainey Center Drive
Suite 200
Scottsdale, AZ 85258

Innovative Information Solutions      Maintenance Agreement                                N/A           N/A         Purchaser
61 Interstate Lane                    Customer#: 55953
Waterbury, CT 06705

                                  Attachment G

                          UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.   ATTACHMENT G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES     Case No. 03-15566(CB)
Debtor                                                                                                 Chapter 11

NAME AND MAILING ADDRESS INCLUDING
  ZIP CODE, OF OTHER PARTIES TO             TYPE OF CONTRACT (STATE CONTRACT        NON-RESIDENTIAL              NATURE OF DEBTOR'S
      LEASE OR CONTRACT                    NUMBER OF ANY GOVERNMENT CONTRACT)        REAL PROPERTY    LOCATION        INTEREST
-----------------------------------------------------------------------------------------------------------------------------------
AT&T                                  Voice and Data Lines and Managed                     N/A           N/A         Purchaser
25 Melville Park Rd.                  Internet Services
Melville, NY 11747                    Acct#s:  171-786-6565 542,
                                      8001-631-9727, 8001-872-9139,
                                      8002-035-0155, 21009238181,
                                      144 012-8119 544

AVAYA, Inc.                           Utah Phone System                                    N/A           N/A         Purchaser
1152 West 2240 South                  Acct#: 100886201
Suite A
West Valley, UT 84121

BTC Communications                    Data line and Cable Modem                            N/A           N/A         Purchaser
1003 Beau Terre Drive
Bentonville, AR 72712

CNS (Custom Network Solutions)                                                             N/A           N/A         Purchaser
210 Route 4 East                      Acct#: T1TLI001
Suite 102
Paramus, NJ 07652

IBM                                   Offsite Data Storage                                 N/A           N/A         Purchaser
2 Jericho Plaza
Jericho, NY 11753

Cable Vision Lightpath                Voice and Fax lines for NY                           N/A           N/A         Purchaser
111 New South Road                    Acct#: 2036
Hicksville, NY 11801

McLeod USA                            UT Telephone Services                                N/A           N/A         Purchaser
2755 East Cottonwood Pkwy.            Acct#: 3518063
Salt Lake City, UT 84121

Peak Technologies                     Equipment Service Agreement for                      N/A           N/A         Purchaser
9200 Berger Road                      NY and UT
Columbia, MD 21046                    Acct#: 10201300

Verizon                               Local Loop for MCI Long Distance NY                  N/A           N/A         Purchaser
PO Box 1100                           Acct#: 212 M57-0080 941
Albany, NY 12250

                                  Attachment G

                          UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.   ATTACHMENT G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES      Case No. 03-15566(CB)
Debtor                                                                                                  Chapter 11

NAME AND MAILING ADDRESS INCLUDING
  ZIP CODE, OF OTHER PARTIES TO             TYPE OF CONTRACT (STATE CONTRACT        NON-RESIDENTIAL              NATURE OF DEBTOR'S
      LEASE OR CONTRACT                    NUMBER OF ANY GOVERNMENT CONTRACT)        REAL PROPERTY    LOCATION        INTEREST
-----------------------------------------------------------------------------------------------------------------------------------
Acsis                                 Maintenance Support for RF and ADC                   N/A           N/A         Purchaser
PO Box 7777                           Acct#: TW1001
Philadelphia, PA 19175

Earthlink                             Remote access internet                               N/A           N/A         Purchaser
PO Box 7645                           Acct#: 0000-000008626299-1
Atlanta, GA 30357

TMT Excel Communications              NY phone maintenance and support                     N/A           N/A         Purchaser
40 Oser Avenue                        Acct#: 0000081
Suite 5
Hauppauge, NY 11788

Kronos                                Time and Attendance System                           N/A           N/A         Purchaser
4582 S. Ultster Street Parkway        Acct#: 1311232-001
Suite 1301
Denver, CO 80237

Qwest                                 Local Link to SLC                                    N/A           N/A         Purchaser
PO Box 29060                          Acct#: 801-363-4060
Phoenix, AZ 85038

Computer Associates                   Brightstor Backup Software and                       N/A           N/A     Purchaser/Licensee
PO Box 360355                         Innoculate Licences
Pittsburgh, PA 15251                  USAC165417, 1437735-002,
                                      1424650-001, 1436121-001

Safety Software                       OSHALOG Software                                     N/A           N/A     Purchaser/Licensee
801 W Main Street, Ste 100            Acct#: 4799
Charlottesville, VA 22903

SY-Con Systems, Inc.                  Lable Inventory Management Systems                   N/A           N/A         Purchaser
1700 North Hampton Street             Acct#: 2103
Easton PA 18042

Register.Com                          Website Domain Names                                 N/A           N/A         Purchaser
PO Box 26775
New York, NY 10087

Sonic Wall                            Firewall/VPN Solution                                N/A           N/A     Purchaser/Licensee
1143 Borregas Avenue
Sunnyvale, NY 94089

                                  Attachment G

                          UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twin Laboratories Inc.   ATTACHMENT G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES     Case No. 03-15566(CB)
Debtor                                                                                                 Chapter 11

NAME AND MAILING ADDRESS INCLUDING
  ZIP CODE, OF OTHER PARTIES TO             TYPE OF CONTRACT (STATE CONTRACT        NON-RESIDENTIAL              NATURE OF DEBTOR'S
      LEASE OR CONTRACT                    NUMBER OF ANY GOVERNMENT CONTRACT)        REAL PROPERTY    LOCATION        INTEREST
-----------------------------------------------------------------------------------------------------------------------------------
COBRA Solutions, Inc.                 Administration Software                              N/A           N/A     Purchaser/Licensee
4500 South Lakeshore Drive #420       Acct#: 5357
Tempe, AZ 85282

AT&T Wireless                         Wireless Phones                                      N/A           N/A          Purchaser
2001 Marcus Avenue                    Acct#s: 54821327, 601162290,
Suite E125                            205152580, 400219051, 201180312,
                                      601256936, 717306799

Network Services                      Pager                                                N/A           N/A          Purchaser
P.O. Box 650526                       Acct#: 1056221
Dallas, TX 75265-0526

Metrocall Wireless                    Pagers                                               N/A           N/A          Purchaser
P.O. Box 740521                       Acct#: 298-A94941
Atlanta, GA 30374

Skytel                                Pagers                                               N/A           N/A          Purchaser
P.O. Box 740577                       Acct#: 2612759
Atlanta, GA 30374

Hanft Byrne Raboy & Partners, Inc.    Advertising Services                                 N/A           N/A          Purchaser
111 Fifth Avenue
New York, NY 10003-1061

                                  Attachment G

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK



In Re:  Twin Laboratories Inc.                            Case No. 03-15566 (CB)
Debtor                                                                Chapter 11




                             SCHEDULE H - CODEBTORS


Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by debtor in the schedules of creditors. Include all guarantors and co-signors. In community property states, a married debtor not filing a joint case should report the name and address of the nondebtor spouse on this schedule. Include all names used by the nondebtor spouse during the six years immediately preceding the commencement of this case.


      [ ] Check this box if debtor has no codebtors.




NAME AND ADDRESS OF CODEBTOR              NAME AND ADDRESS OF CREDITOR
----------------------------              ----------------------------
Twinlab Corporation               US Bank Corporate Trust Services, as Indenture
  150 Motor Parkway, Suite 210      Trustee
  Hauppauge, NY 11788               P.O. Box 778
                                    Boston, MA 02102-0778

Twinlab Corporation               The CIT Group/Business Credit, Inc., as Agent
  150 Motor Parkway, Suite 210      and Lender
  Hauppauge, NY 11788               1211 Avenue of the Americas
                                    New York, NY 10036

Twinlab Corporation               Congress Financial (1)
  150 Motor Parkway, Suite 210      150 S. Wacker Drive, Suite 2200
  Hauppauge, NY 11788               Chicago, IL 60606

Twinlab Corporation               GMAC Commercial Finance (1)
  150 Motor Parkway, Suite 210      3000 Town Center, Suite 280
  Hauppauge, NY 11788               Southfield, MI 48075

Twinlab Corporation               Blechmans (2)
  150 Motor Parkway, Suite 210      150 Motor Parkway, Suite 210
  Hauppauge, NY 11788               Hauppauge, NY 11788

Twinlab Corporation               Wallace, Chapa & Associates
  150 Motor Parkway, Suite 210      c/o Henry H. Wallace, Esq.
  Hauppauge, NY 11788               Re: Bonner, et al. Twinlab Corporation; Twin Laboratories Inc.
                                    2220 Grant Building
                                    Pittsburgh, PA 15219

Twinlab Corporation               Stepp & Sullivan, P.C.
  150 Motor Parkway, Suite 210      c/o Jad J. Stepp
  Hauppauge, NY 11788               c/o Kenneth R. Baird
                                    Re: Brewer Knight v. Twin Laboratories Inc.; Twinlab Corporation
                                    1010 Lamar, Suite 810
                                    Houston, TX 77002

Twinlab Corporation               Early, Ludwick, Sweeney & Strauss
  150 Motor Parkway, Suite 210      c/o Ethan Early, Esq.
  Hauppauge, NY 11788               Re: Hoak v. Twinlab Corporation; Twin Laboratories Inc.
                                    360 Lexington Avenue, 20th Floor
                                    New York, NY 10017

Twinlab Corporation               The Sharp Firm
  150 Motor Parkway, Suite 210      c/o Lance D. Sharp, Esq.
  Hauppauge, NY 11788               c/o Laura Bellegie Sharp, Esq.
                                    c/o Jaml K. Alsaffar, Esq.
                                    Re: Houghton et al. v. Twinlab Corporation; Twin Laboratories Inc.
                                    3701 North Lamar, Suite 302
                                    Austin, TX 78705

                                   Schedule H                    Page 139 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK



In Re:  Twin Laboratories Inc.                            Case No. 03-15566 (CB)
Debtor                                                                Chapter 11




                             SCHEDULE H - CODEBTORS



NAME AND ADDRESS OF CODEBTOR              NAME AND ADDRESS OF CREDITOR
----------------------------              ----------------------------
Twinlab Corporation               Morgan, Lewis & Bockius, LLP
  150 Motor Parkway, Suite 210      c/o John M. Calmafde, Esq.
  Hauppauge, NY 11788               c/o Philip C. Canelli, Esq.
                                    Re: Joyner-Wiggins v. Twinlab Corporation; Twin Laboratories Inc.
                                    101 Park Avenue
                                    New York, NY 10178

Twinlab Corporation               Brescoll & Associates, P.C.
  150 Motor Parkway, Suite 210      Re: Loewen v. Twin Laboratories Inc.; Twinlab
  Hauppauge, NY 11788               Corporation
                                    222 Merrill
                                    Birmingham, Michigan 48009

Twinlab Corporation               Law Offices of Jack Meyerson
  150 Motor Parkway, Suite 210      c/o Jack Meyerson
  Hauppauge, NY 11788               c/o Debora A. O'Neill
                                    Re: Loewen v. Twin Laboratories Inc.; Twinlab Corporation
                                    1700 Market Street, Suite 2632
                                    Philadelphia, PA 19103

Twinlab Corporation               The Beasley Firm
  150 Motor Parkway, Suite 210      c/o James McHugh, Esq.
  Hauppauge, NY 11788               c/o Scot Levensten, Esq.
                                    Re: McMillan, et ux. v. Twinlab Corporation; Twin Laboratories Inc.
                                    1125 Walnut Street
                                    Philadelphia, PA 19107


Twinlab Corporation               Bozeman, Jenkins & Matthews, PA
  150 Motor Parkway, Suite 210      c/o J. Andrew Talbert
  Hauppauge, NY 11788               Re: Michalowski v. Twinlab Corporation; Twin Laboratories Inc.
                                    114 East Gregory Street
                                    P.O. Box 13105
                                    Pensacola, FL 32591-3105

Twinlab Corporation               Kramer & Dunleavy, LLP
  150 Motor Parkway, Suite 210      c/o Lenore Kramer
  Hauppauge, NY 11788               Re: Petrovich v. Twinlab Corporation; Twin Laboratories Inc.
                                    350 Broadway, Suite 1100
                                    New York, NY 10013

Twinlab Corporation               Morgan, Lewis & Bockius, LLP
  150 Motor Parkway, Suite 210      c/o John M. Calimafde
  Hauppauge, NY 11788               c/o Philip C. Canelli
                                    Re: Riley v. Twinlab Corporation; Twin Laboratories Inc.
                                    101 Park Avenue
                                    New York, NY 10178

Twinlab Corporation               Andrews & Thornton
  150 Motor Parkway, Suite 210      c/o John C. Thornton, Esq.
  Hauppauge, NY 11788               Re: Rodriguez, Irma v. Twinlab Corporation; Twin Laboratories Inc.
                                    820 North Parton, 2nd Floor
                                    Santa Ana, CA 92701

Twinlab Corporation               Early, Ludwick, Sweeney & Strauss
  150 Motor Parkway, Suite 210      c/o Ethan Early, Esq.
  Hauppauge, NY 11788               Re: Rodriguez, Ronnie v. Twinlab Corporation; Twin Laboratories Inc
                                    360 Lexington Avenue, 20th Floor
                                    New York, NY 10017



                                   Schedule H                    Page 140 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK



In Re:  Twin Laboratories Inc.                            Case No. 03-15566 (CB)
Debtor                                                                Chapter 11




                             SCHEDULE H - CODEBTORS



NAME AND ADDRESS OF CODEBTOR              NAME AND ADDRESS OF CREDITOR
----------------------------              ----------------------------
Twinlab Corporation               Morgan, Lewis & Bockius, LLP
  150 Motor Parkway, Suite 210      c/o John M. Calmafde, Esq.
  Hauppauge, NY 11788               c/o Philip C. Canelli, Esq.
                                    Re: Smith, Tiffany v. Twin Laboratories Inc.; Twinlab Corporation
                                    101 Park Avenue
                                    New York, New York 10178

Twinlab Corporation               Rider, Thomas, Cleaveland, Ferris & Eakin, PC
  150 Motor Parkway, Suite 210      c/o William H. Cleaveland, Esq.
  Hauppauge, NY 11788               Re: Wachovia Bank, Administrator of the Estate of Susan Hale
                                        Young v. Twinlab Corporation; Twin Laboratories Inc.
                                    Post Office Box 1791
                                    Roanoke, VA 24008

Twinlab Corporation               Beasley, Allen, Crow, Methvin, Portis & Miles, PC
  150 Motor Parkway, Suite 210      c/o David F. Miceli
  Hauppauge, NY 11788               Re: White v. Twinlab Corporation; Twin Laboratories Inc.
                                    218 Commerce Street
                                    Post Office Box 4160
                                    Montgomery, AL 36103-4160

Twinlab Corporation               Law Offices of Ian L. Mattoch
  150 Motor Parkway, Suite 210      c/o Ian L. Mattoch
  Hauppauge, NY 11788               c/o Stuart M. Kodish
                                    Re: Dicus et al. v. Twinlab Corporation; Twin Laboratories Inc.
                                    Pacific Guardian Center
                                    737 Bishop Street, Suite 1835
                                    Honolulu, HI 96813

Twinlab Corporation               The Beasley Firm
  150 Motor Parkway, Suite 210      c/o James McHugh, Esq.
  Hauppauge, NY 11788               c/o Scott Levensten, Esq.
                                    Re: Rawert v. Twinlab Corporation; Twin Laboratories Inc.
                                    1125 Walnut Street
                                    Philadelphia, PA 19107

Twinlab Corporation               Wechsler Harwood Halebian & Feffer LLP
  150 Motor Parkway, Suite 210      c/o Robert I. Harwood
  Hauppauge, NY 11788               c/o Frederick W. Gerkens
                                    c/o Thomas J. Harrison
                                    Re: Emmick v. Blechman, Twinlab Corporation, et al.
                                    488 Madison Avenue
                                    New York, NY 10022

Twinlab Corporation               Thomas Pietrantonio, PC
  150 Motor Parkway, Suite 210      c/o Thomas Pietrantonio, Esq.
  Hauppauge, NY 11788               Re: Stainkamp v. Twinlab Corporation; Twin Laboratories Inc.
                                    334 Mail Street
                                    Port Washington, NY 11050

Twinlab Corporation               Oshman & Mirisola, LLP
  150 Motor Parkway, Suite 210      c/o Sharon Elmaleh-Schoenmand
  Hauppauge, NY 11788               c/o Theodore Oshman
                                    Re: Hawkinson v. Twin Laboratories Inc.; Twinlab Corporation
                                    90 William Street, 6th Floor
                                    New York, New York 10038



                                   Schedule H                    Page 141 of 142

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK



In Re:  Twin Laboratories Inc.                            Case No. 03-15566 (CB)
Debtor                                                                Chapter 11




                             SCHEDULE H - CODEBTORS



NAME AND ADDRESS OF CODEBTOR              NAME AND ADDRESS OF CREDITOR
----------------------------              ----------------------------

Twin Laboratories (UK) Ltd.       US Bank Corporate Trust Services, as Indenture
  1 Coton Road                      Trustee
  Walton on Trent                   P.O. Box 778
  South Derbyshire                  Boston, MA 02102-0778
  Derbyshire DE12 8NC
  United Kingdom


(1) Congress Financial and GMAC Commercial Finance are both participants in the financing agreement, dated March 29, 2001, administered by The CIT Group/Business Credit Inc.

(2) The Blechmans include: Ross Blechman, Linda Blechman, Dean Blechman, Sharon Blechman, Brian Blechman, Robin Blechman, Steve Blechman, Elyse Blechman, Neil Blechman, and Helena Blechman.


                                   Schedule H                    Page 142 of 142